Exhibit 10.1
Execution Version
Confidential Materials omitted and filed separately with the Securities and
Exchange Commission. Asterisks denote omissions.
AMENDED AND RESTATED

LIGNITE SUPPLY AGREEMENT
By and Between
NRG Texas Power LLC
and
Texas Westmoreland Coal Co.
Dated as of
September 28, 2007

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LIST OF EXHIBITS

Exhibit 1	Mine (§1.1)
Exhibit 2	Mine Plan (§1.1)
Exhibit 3	2008 Preliminary AOP (§5.4(b))
Exhibit 4	AOP Components (§5.3)
Exhibit 5	List of Experts (§1.1)
Exhibit 6	Surge Bin (§1.1)
Exhibit 7	Corporate Support Allowance (§7.2(c))
Exhibit 8	Form of Invoice (§7.6(a))
Exhibit 9	Post Execution Savings Actions (§1.1)
Exhibit 10	Typical Lignite Quality and Characteristics (§9.3(a))
Exhibit 11	Insurance (§5.9)
Exhibit 12	[Intentionally Omitted]
Exhibit 13	Form of Monthly Report Production Summary (§10.1(b))
Exhibit 14	Form of Monthly Costs Report (§10.1(b))
Exhibit 15	Form of Monthly and Quarterly Variance Report (§10.1(c))
Exhibit 16	Information Provided To Jewett Mine Percentage Leases Royalty Owners Regarding Calculation Of Royalties Under Percentage Leases In Connection With Royalty Proposal (§11.4)
Exhibit 17	Cost Incentive Adjustment Sample Calculations (§7.4(a)(v))
Exhibit 18	Certain Escalation Adjustments (§7.4(a))
Exhibit 19	Equipment Maintenance Schedule (§22.2)
Exhibit 20	Prior LSA Provisions (§27.1)

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AMENDED AND RESTATED
LIGNITE SUPPLY AGREEMENT
     This Amended and Restated Lignite Supply Agreement (this “LSA”) is entered into as of September 28, 2007 (the “Effective Date”), by and between NRG TEXAS POWER LLC, a Delaware limited liability company (“NRG”), and TEXAS WESTMORELAND COAL CO., a Montana corporation (“TWCC”). NRG and TWCC may hereinafter be referred to, collectively, as the “Parties” and each, individually, as a “Party.”
R E C I T A L S
     WHEREAS, NRG and TWCC previously entered into that certain Lignite Supply Agreement, dated as of August 29, 1979 (the “Original LSA”), which was modified by: (i) that certain Construction and Operation Agreement, dated December 17, 1985 (the “C&O Agreement”); (ii) that certain Amendment No. 1 to the Original LSA dated August 1, 1989 (“Amendment No. 1”); (iii) that certain Settlement Agreement and Amendment of Existing Contracts, dated August 2, 1999 (the “Settlement Agreement”); (iv) that certain Letter Agreement, dated June 18, 2002 (the “2002 Supplemental Agreement”); (v) that certain Supplemental Settlement Agreement, dated January 30, 2004 (the “2004 Supplemental Agreement”); (vi) that certain Letter Agreement dated March 11, 2005 (the “Surcharge Agreement”); (vii) that certain Letter Agreement dated July 26, 2005 (the “Capital Investment Agreement”; and (viii) that certain Letter Agreement dated September 21, 2005 (collectively with the Original LSA, C&O Agreement, Amendment No. 1, the Settlement Agreement, the 2002 Supplemental Agreement, the 2004 Supplemental Agreement, the Surcharge Agreement, and the Capital Investment Agreement, the “Prior LSA”);
     WHEREAS, the Parties desire to amend and restate the Prior LSA in its entirety as of the Effective Date (except as provided in Section 3.1);
     WHEREAS, NRG desires to secure a flexible and economically competitive supply of lignite for NRG’s Limestone Electric Generating Station (“LEGS”) to be produced in accordance with agreed mining and reclamation plans and budgets;
     WHEREAS, TWCC desires to produce and sell lignite at a reasonable cost plus management fees, subject to adjustments based upon TWCC performing the Mining Work (as hereinafter defined) specified in the agreed mining plans and budgets and delivering lignite meeting specified standards; and
     WHEREAS, NRG and TWCC desire to enter into this LSA to set forth their agreement regarding such production and sale of lignite.
     NOW, THEREFORE, in consideration of the mutual covenants, undertakings and conditions set forth below, the receipt and sufficiency of which are acknowledged by both Parties, the Parties, intending to be legally bound, hereby agree as follows:

A G R E E M E N T
1. DEFINITIONS; CONSTRUCTION.
     1.1 Definitions. Unless otherwise required by the context in which any defined term appears, the following defined terms shall have the meanings specified in this Section 1.1:
     “Accounting Expert” shall mean the Person that may be agreed to by the Parties after the date hereof and added to Exhibit 5 upon such agreement or any other certified public accountant that (a) is familiar with coal and/or lignite mining, (b) has no past or present relationship with either Party, and (c) is mutually agreed by both Parties or is selected by the CPR in accordance with Section 6.2(a)(ii).
     “Affiliate” shall mean, with respect to any Entity (the “applicable Entity”), (a) each Entity that the applicable Entity Controls, (b) each Person that Controls the applicable Entity, and (c) each Entity that is under common Control with the applicable Entity.
     “AOP” shall mean an annual operating plan for the Mine conforming to the requirements of Section 5.3.
     “AOP Volumes” shall mean, for any Year, the volumes of lignite to be produced and delivered by TWCC in such Year in accordance with the Approved AOP applicable to such Year, as the Approved AOP may be adjusted from time to time in accordance with this LSA, and shall mean for any day, week, or Month the volumes of lignite to be produced and/or delivered for such day, week, or Month in accordance with Section 8.2, in each case stated in TBtu.
     “Approved AOP” shall mean, with respect to any Year during the Term commencing with 2009, the AOP applicable to such Year and approved in accordance with Section 5.4, and for 2008, the AOP consistent with the preliminary AOP attached hereto as Exhibit 3 and approved in accordance with Section 5.4, as each such Approved AOP may be modified from time to time in accordance with Section 5.6.
     “As Received” shall mean the quality of lignite at the Delivery Point and otherwise as defined by ASTM.
     “ASTM” shall mean the American Society for Testing and Materials.
     “Bankruptcy” shall mean, with respect to any Person, any proceeding or set circumstances in which (i) such Person shall file a voluntary petition in bankruptcy or shall be adjudicated as bankrupt or insolvent, or shall file any petition or answer or consent seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under the present or future applicable federal, state or other statute or law relative to bankruptcy, insolvency, or other relief for debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidator of such Person or of all or any substantial part of its properties

(the term “acquiesce” as used in this definition includes the failure to file a petition or motion to vacate or discharge any order, judgment or decree within fifteen (15) days after entry of such order, judgment or decree); (ii) a court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against such Person seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act, or any other present or future applicable federal, state or other statute or law relating to bankruptcy, insolvency, or other relief for debtors, and such Person shall acquiesce and such decree shall remain unvacated and unstayed for sixty (60) consecutive days from the date of entry thereof, or a trustee, receiver, conservator or liquidator of such Person shall be appointed with the consent or acquiescence of such Person and such appointment shall remain unvacated and unstayed for sixty (60) consecutive days; (iii) such Person shall admit in writing its inability to pay its debts as they mature; (iv) such Person shall give notice to any other Person of insolvency or pending insolvency, or suspension or pending suspension of operations; or (v) such Person shall make a general assignment for the benefit of its creditors or take any other similar action for the protection or benefit of its creditors.
     “Btu” shall mean a British Thermal Unit, which is the amount of energy required to raise the temperature of one pound of pure water one degree Fahrenheit.
     “Btu Adjustment” shall have the meaning assigned to such term in Section 7.4(c).
     “Business Day” shall mean any day other than a Saturday or Sunday or a national bank holiday.
     “Capital Investment” shall mean the purchase of equipment or the making of another investment that would be capitalized as an asset under generally accepted accounting practices (or the lease of such equipment or asset in lieu of the purchase thereof).
     “Change Order” shall have the meaning assigned to such term in Section 5.6.
     “Change Order Request” shall have the meaning assigned to such term in Section 5.6.
     “Claims” shall mean any and all liabilities (including negligence, warranty, statutory, product, strict or absolute liability, liability in tort or otherwise), obligations, losses, damages, penalties, fines, sanctions, claims, Environmental Claims, actions, or suits of whatever kind or nature, investigations, judgments, Liens (including any Lien in favor of any Governmental Authority upon LEGS or the Mine for environmental liabilities and costs or violations of any Environmental Laws) and shall include all reasonable costs, expenses and disbursements in connection therewith or related thereto, of any kind or nature, including reasonable legal fees and expenses and costs of investigation.

     “Commodities” shall mean diesel fuel, electricity, tires, and steel used by TWCC in the ordinary course of operating the Mine.
     “Control” shall mean the possession, directly or indirectly, through one or more intermediaries, of either of the following:
     (a) (i) in the case of a corporation, 50% or more of the outstanding voting securities thereof; (ii) in the case of a limited liability company, partnership, limited partnership or venture, the right to 50% or more of the distributions therefrom (including liquidating distributions); (iii) in the case of a trust or estate, including a business trust, 50% or more of the beneficial interest therein; and (iv) in the case of any other Entity, 50% or more of the economic or beneficial interest therein; or
     (b) in the case of any Entity, the power or authority, through ownership of voting securities, by contract or otherwise, to exercise a controlling influence over the management of the Entity.
     “Corporate Support Allowance” shall have the meaning assigned to such term in Section 7.2(a)(viii).
     “Cost Components” shall be the actual types of costs incurred by TWCC to operate the Mine, as further described under Section 7.2 and subject to the exclusions set forth in Section 7.2.
     “Cost Incentive Adjustment” shall have the meaning assigned to such term in Section 7.4(a)(iii).
     “CPR” shall have the meaning assigned to such term in Section 6.2.
     “Current Bonding Level” shall have the meaning assigned to such term in Section 12.4(a).
     “Daily Fee” shall have the meaning assigned in Section 7.4(c)(iii).
     “Daily Reports” shall mean the reports to be delivered to NRG in accordance with Section 10.1(a).
     “Default Termination Date” shall mean the date on which this LSA is terminated by either Party prior to scheduled expiration of the Term pursuant to Section 15.
     “Delivery Day” shall mean a calendar day in which lignite is delivered by TWCC to LEGS.
     “Delivery Failure” shall have the meaning assigned such term in Section 15.1.
     “Delivery Point” shall mean the Surge Bin.

     “Dispute Date” shall have the meaning assigned to such term in Section 6.1.
     “Effective Date” shall have the meaning assigned to such term in the introductory paragraph.
     “Entity” shall mean a corporation, limited liability company, partnership (including a general partnership, joint venture, limited partnership, limited liability partnership or partnership association), trust (including a business trust), estate, Governmental Authority or any other entity.
     “Environmental Claims” shall mean any claim, action, cause of action, investigation conducted by a Governmental Authority or written notice by any Person or entity alleging potential liability (including potential liability for cleanup costs, Remedial Action, Releases, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) a presence or Release of any Hazardous Material or (b) circumstances forming the basis of any obligation under, or alleged violation of, any Environmental Law.
     “Environmental Laws” shall mean all applicable United States Federal, state and local laws and regulations pertaining to the environment, natural resources, health and safety, including (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.) (“CERCLA”), (b) Emergency Planning and Community Right to Know Act (EPCRA, SARA Title III) and the Superfund Amendments and Reauthorization Act of 1986, (c) the Solid Waste Disposal Act (42 U.S.C. §6901 et seq.), (d) the Resource Conservation and Recovery Act of 1976, (e) the Hazardous and Solid Waste Amendment Acts of 1984, (f) the Clean Air Act (42 U.S.C. §7401 et seq.), (g) the Clean Water Act (33 U.S.C. §1251 et seq.), (g) the Federal Water Pollution Control Act, (h) the Toxic Substances Control Act (15 U.S.C. §2601 et seq.), (i) the Safe Drinking Water Act, (j) the Mine Safety and Health Act of 1970 (42 U.S.C. §11001 et seq.), (k) the Oil Pollution Act of 1990, (l) the Hazardous Substances Transportation Act (49 U.S.C. §1801 et seq.), and (m) the Federal Mine Safety and Health Act of 1977 (30 U.S.C. §801 et seq.), and any similar or analogous statutes, regulations and decisional law of any Governmental Authority, as each of the foregoing may have been or are in the future amended or supplemented, in each case to the extent applicable with respect to the property and operation to which application of the term “Environmental Laws” relates.
     “Event of Default” shall mean an NRG Event of Default or a TWCC Event of Default.
     “Expert” shall mean an Accounting Expert, a Mining Expert or a Legal Expert, as the context requires.
     “Fee Adjustment Basis AOP” shall have the meaning given such term in Section 7.4(a)(i).
     “Fee Per Ton” shall have the meaning given such term in Section 7.3.

     “Final Reclamation” shall mean the activities described in Section 12.1.
     “Force Majeure” shall mean any event that (a) renders the affected Party unable to perform its obligations under the LSA, in whole or in part, (b) is beyond the reasonable control of the affected Party, (c) is not due to the fault or negligence of the affected Party or the failure of the affected Party to carry out its obligations under this Agreement, and (d) cannot be avoided by the affected Party by the exercise of due diligence and the expenditure of a reasonable sum of money. Subject to the satisfaction of the conditions set forth in sections (a) through (d) above, Force Majeure shall include:
     (i) fires or serious accidents affecting the Mine, LEGS or the equipment or facilities of the affected Party;
     (ii) acts of God, exceptional and unpredictable meteorological conditions, declared or undeclared wars, acts of the public enemy, sabotage, terrorist acts, commercial embargoes, demonstrations, earthquakes, civil disturbances, revolts, and insurrections;
     (iii) transportation disasters, whether by waterways, rail, land, or air;
     (iv) strikes or other labor disputes (provided that said disputes are not due to the breach of the labor contracts or applicable laws by the Party claiming Force Majeure);
     (v) one of the Parties is unable, despite its best efforts, to obtain in a timely and appropriate manner any governmental authorization necessary to enable such Party to comply with its obligations under the LSA;
     (vi) any changes to laws or regulations that would require NRG to reduce or cease lignite use or significantly modify LEGS to continue to use lignite;
     (vii) any changes to laws or regulations that would require TWCC to reduce or cease lignite production; and
     (viii) breakdowns of or damage to LEGS, Mine equipment or facilities.
Force Majeure shall not include (A) economic hardship, (B) changes in market conditions, or (C) late delivery of machinery, equipment, materials or consumable goods except when such late delivery is due to Force Majeure.
     “GAAP” shall mean generally accepted accounting principles in effect in the United States from time to time.
     “Governmental Authority” shall mean a federal, state, local or foreign governmental authority; a state, province, commonwealth, territory or district thereof; a county or parish; a city, town, township, village or other municipality; a district, ward or other subdivision of any of the foregoing; any executive, legislative or other governing body of any of the foregoing; any agency, authority, board, department, office, commission, committee, council or other administrative body of any of the foregoing; and any court or other judicial body.
     “Group” shall mean the NRG Group or the TWCC Group, as the context requires.
     “Guaranty” shall mean each of (i) the Guaranty executed by Westmoreland Coal Company guaranteeing the obligations of TWCC under this LSA as of the date hereof, and (ii) the Guaranty to be executed by Westmoreland Mining LLC in the same form as (i) and delivered as part of the Security Document Delivery.
     “Hazardous Materials” shall mean (a) any hazardous materials, hazardous wastes, hazardous substances, toxic wastes, solid wastes, and toxic substances as those or similar terms are defined under any Environmental Laws; (b) any asbestos or any material which contains any hydrated mineral silicate, including chrysolite, amosite, crocidolite, tremolite, anthophylite and/or actinolite, whether friable or non-friable; (c) polychlorinated biphenyls (“PCBs”), or PCB-containing materials or fluids; (d) any other hazardous, radioactive, toxic or noxious substance, material, pollutant, contaminant, constituent, or solid, liquid or gaseous waste; (f) any petroleum, petroleum hydrocarbons, petroleum products, crude oil and any fractions or derivatives thereof, and any natural gas, synthetic gas and any mixtures thereof; and (g) any substance that, whether by its nature or its use, is subject to regulation under any Environmental Laws or with respect to which any Environmental Laws or Governmental Authority requires environmental investigation, monitoring or remediation.
     “Independent Contractor” shall have the meaning assigned to such term in Section 15.10.
     “Independent Lab” shall have the meaning assigned to such term in Section 9.2(a).
     “Interest Rate” shall mean the lesser of (a) the U.S. Treasury ten year annual rate (as published in The Wall Street Journal) plus 3%, with such rate determined on the first Business Day of each Quarter for calculations for that Quarter, and (b) the highest rate permitted by applicable Law.
     “Launched” shall have the meaning assigned to such term in Section 3.2(e).
     “Law” shall mean any applicable constitutional provision, statute, act, code, law (including common law), regulation, rule, ordinance, order, writ, judgment, decree, ruling, decision or other legal or regulatory determination of a Governmental Authority having valid jurisdiction.
     “Legal Expert” shall mean the Person that may be agreed to by the Parties after the date hereof and added to Exhibit 5 upon such agreement or any other lawyer that (a) is familiar with coal and/or lignite mining, (b) has no past or present relationship with either Party, and (c) is mutually agreed by both Parties or is selected by the CPR in accordance with Section 6.2(a)(ii).
     “LEGS” shall have the meaning assigned to such term in the Recitals.
     “LEGS Representative” shall have the meaning assigned to such term in Section 4.2.
     “Lien” shall mean any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, mechanic’s liens and other liens arising under law, and any agreement to give any security interest).
     “Lignite Supply Term” shall have the meaning assigned to such term in Section 3.2(a).
     “LSA” shall have the meaning assigned to such term in the introductory paragraph.
     “Major Dispute” shall mean any dispute that is not a Minor Dispute.
     “Management Fee” shall have the meaning assigned to such term in Section 7.3.
     “Mine” shall mean the Jewett lignite mine as permitted and/or controlled by TWCC in the areas of Leon, Limestone, and Freestone Counties in the State of Texas and included within the boundaries shown on Exhibit 1.
     “Mine Costs” shall have the meaning assigned such term in Section 7.1.
     “Mine Manager” shall have the meaning assigned to such term in Section 24.2(a).
     “Mine Plan” shall mean the mine plan attached hereto as Exhibit 2, as amended, supplemented or otherwise modified from time to time in accordance with this LSA.
     “Mine Stockpile” shall mean the lignite stored and managed at the Mine at or near the Delivery Point.
     “Minimum Criteria” shall have the meaning assigned such term in Section 5.4(b).
     “Mining Expert” shall mean the Person that may be agreed to by the Parties after the date hereof and added to Exhibit 5 upon such agreement or any other mining engineer that (a) is experienced with coal and/or lignite mining in the western United States, (b) has no past or present relationship with either Party, and (c) is mutually agreed by both Parties or is selected by the CPR in accordance with Section 6.2(a)(ii).
     “Mining Work” shall mean all work required to be carried out by TWCC in order to operate and maintain the Mine, produce and deliver lignite, and perform reclamation activities, in each case in accordance with the Mine Plan, each Approved AOP, and this LSA, and otherwise to perform its obligations under this LSA.
     “Minor Dispute” shall mean any dispute between the Parties under this Agreement (i) in respect of which the amount in dispute is less than $500,000 or (ii) involving the approval of or any failure to approve any AOP, any revision to an Approved AOP, or the Fee Adjustment Basis AOP (regardless of the amount in dispute).
     “MMBtu” shall mean million Btus.
     “Month” shall mean a calendar month.
     “Monthly Fee” shall have the meaning assigned such term in Section 7.4(b)(iii).
     “Mortgage and Security Agreements” shall mean (i) the Deed of Trust, Fixture Filing and Assignment of Rents to Secure Performance and (ii) the Security Agreement in each case, entered into by TWCC in favor of NRG and collectively covering all real and personal property (including coal reserves and Permits) owned or leased by TWCC.
     “Non-Performing Party” shall have the meaning assigned to such term in Section 13.1.
     “NRG” shall have the meaning assigned to such term in the introductory paragraph.
     “NRG Event of Default” has the meaning assigned to such term in Section 15.6.
     “NRG Group” shall mean (a) NRG; (b) the Affiliates of NRG; (c) any other members, shareholders, partners or other equity owners of NRG or any of its Affiliates (other than holders of publicly-traded stock of NRG or any of its Affiliates); (d) the LEGS Representative; and (e) the respective successors and assigns of the Persons described in the foregoing clause (a), (b), (c) or (d).
     “Officer” shall mean a duly authorized executive officer for either NRG or TWCC, as applicable.
     “Optional Supply Termination Date” shall have the meaning assigned to such term in Section 3.2(c).
     “Party” and “Parties” shall have the respective meanings assigned to such terms in the introductory paragraph.
     “Permits” shall mean any permit, certificate, license, franchise, authorization, approval, variance, exemption, concession, lease, instrument or order issued or granted by any Governmental Authority, or any amendment thereto.
     “Person” shall mean any natural person or any Entity.

     “Post Execution Savings Actions” means the actions and periods for implementation set forth in Exhibit 9.
     “PRB” shall mean coal from the Powder River Basin in Wyoming.
     “Prior LSA” shall have the meaning assigned to such term in the Recitals.
     “Prudent Mining Practices” shall mean those procedures, methods, techniques, and acts that are consistent with professional standards used by the lignite mining industry for the operation and maintenance of mines similar in type to the Mine. Prudent Mining Practices are intended to result in the safe, reliable, lawful, economic, and prudent operation and maintenance of the Mine to maximize lignite production and minimize Mine Costs in a manner consistent with long-term reliable exploitation of the Mine and the rights and obligations of the Parties under this LSA. Prudent Operating Practices are not intended to be limited to optimum practice or methods to the exclusion of all others, but rather to be a spectrum of reasonable and prudent practices and methods that must take into consideration the conditions specific to the Mine.
     “Quarter” shall mean each calendar quarter, commencing on January 1, April 1, July 1 and October 1.
     “RCT” shall mean the Railroad Commission of the State of Texas.
     “Registration Statement” shall have the meaning assigned to such term in Section 3.2(e).
     “Release” shall mean the release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migrating into the environment of any Hazardous Material through or in the air, soil, surface water or ground water.
     “Remedial Action” shall mean actions required by any Governmental Authority to (i) clean up, remediate, remove or treat Hazardous Materials in the environment, (ii) prevent the Release or further Release or minimize the further Release of Hazardous Materials or (iii) investigate and determine if a remedial response is needed, to design such a response and post-remedial investigation, monitoring, operation and maintenance.
     “Reserves” shall mean all of the lignite reserves owned by or leased to TWCC or that TWCC otherwise has the right to mine for its own account within the boundaries shown on Exhibit 1, including all of the lignite reserves covered by the Subleases.
     “Scheduled Supply Termination Date” shall have the meaning assigned to such term in Section 3.2(b).
     “Security Document Delivery” shall occur if and only if (i) Westmoreland Mining LLC shall have executed and delivered to NRG a Guaranty and the Westmoreland Pledge Agreement and (ii) TWCC shall have executed, acknowledged and delivered to NRG in proper form for recording or filing, as applicable, the Mortgage and Security Agreements

(together with all related UCC-1 financing statements) and a period of 95 days shall have elapsed from the date of their delivery to NRG.
     “Special TWCC Default Termination” means a termination of the LSA pursuant to Article 15 due to a TWCC Event of Default if (a) such TWCC Event of Default could reasonably be expected to result in material loss or liability to NRG and (b) such TWCC Event of Default arises from (i) the willful misconduct, intentional act or negligence of TWCC or (ii) a breach of a Guaranty by one or more of the guarantors thereunder. Without limiting the generality of the foregoing, for the purposes hereof, the failure of the guarantors to cause TWCC to be funded so as to be able to perform its obligations under the LSA shall be deemed an intentional breach by TWCC.
     “Standby Purchase Agreement” shall have the meaning assigned to such term in Section 3.2(d).
     “Subcontractor” shall mean any Person with whom TWCC enters into a subcontract for the carrying out any part of the Mining Work, including Persons at any level with whom any Subcontractor has further subcontracted any part of the Mining Work, and the legal or personal representatives, agents, successors, and assigns of any such Person.
     “Subleases” shall mean that certain Sublease of Coal and Lignite Leases dated January 10, 1985, recorded in Volume 593 at Page 868 in the Official Records of Leon County, Texas, recorded in Volume 716 at Page 95 in the Deed Records of Freestone County, Texas, and recorded in Volume 752 at Page 214 in the Deed Records of Limestone County, Texas; and (ii) that certain Sublease of Coal Lease dated April 23, 1996 in Volume 0983 at page 703 in the Deed Records of Freestone County, Texas.
     “Subsections G1 and G2” shall have the meaning assigned to such term in Section 27.1
     “Supply Suspension” shall have the meaning assigned such term in Section 3.3.
     “Surface Use Agreement” shall have the meaning assigned to such term in Section 11.5.
     “Surge Bin” shall mean the surge bin at LEGS described more specifically in Exhibit 6.
     “TBtu” shall mean trillion Btus.
     “Term” shall have the meaning assigned to such term in Section 3.1.
     “Ton” shall mean a unit of weight equal to 2,000 pounds avoirdupois.
     “TWCC” shall have the meaning assigned to such term in the introductory paragraph.

     “TWCC Event of Default” shall have the meaning assigned to such term in Section 15.4.
     “TWCC Group” shall mean (a) TWCC; (b) the Affiliates of TWCC; (c) any other members, shareholders, partners or other equity owners of TWCC or any of its Affiliates (other than holders of publicly-traded stock of TWCC or any of its Affiliates); and (d) the respective successors and assigns of the Persons described in the foregoing clause (a), (b) or (c).
     “TWCC Lien” shall have the meaning assigned to such term in Section 8.4(a).
     “TWCC Personnel” means all employees of TWCC who will perform the Mining Work.
     “Westmoreland Pledge Agreement” shall mean the Pledge Agreement pursuant to which Westmoreland Mining LLC pledges 100% of all ownership interests in TWCC to NRG.
     “Year” shall mean a calendar year commencing January 1 and ending December 31.
     1.2 Construction. Unless the context of this LSA otherwise requires, (a) references to “this LSA” or any other agreement or document shall be construed as a reference to such agreement or document as amended, modified, or otherwise supplemented from time to time; (b) references to any Person shall include such Person’s successors and assigns; (c) references to “Sections” and “Exhibits” are to Sections of, and Exhibits to, this LSA, each of which is made a part of this LSA for all purposes; (d) the meanings specified are applicable to both the singular and plural; (e) wherever the words “include,” “includes,” or “including” are used in this LSA, they shall be deemed to be followed by the words “without limitation”; (f) all references to “herein,” “hereof,” “hereunder,” and similar terms shall be deemed to refer to this entire LSA; (g) references to any gender include all others if applicable in the context, and (h) the text of this LSA and the Exhibits hereto shall be construed consistently, but in the event of any irreconcilable conflicts the text of this LSA shall control over any Exhibit.
2. SALE AND PURCHASE; STANDARD OF PERFORMANCE.
     2.1 Lignite Supply.
     (a) During each Year of the Lignite Supply Term, TWCC shall sell and deliver, and NRG shall take and pay for, the AOP Volumes for such Year, upon the terms and subject to the conditions set forth in this LSA.
     (b) All lignite to be delivered by TWCC under this LSA shall be produced at the Mine.
     (c) TWCC hereby dedicates the Reserves and all lignite produced from the Reserves to the satisfaction of TWCC’s lignite delivery obligations under this LSA, and

TWCC shall not sell any portion of such lignite to any Person other than NRG during the Term.
     (d) Without the prior written consent of NRG, which consent may not be unreasonably withheld, TWCC shall not and shall not permit any of its Affiliates to acquire or attempt to acquire any additional reserves of lignite within any of Limestone, Leon, Freestone or Robertson Counties if such acquisition could reasonably be expected to (i) either extend the Term of this LSA or increase the Mine Costs under this LSA, (ii) increase the Mine Costs for reclamation or increase NRG’s obligations relating to reclamation, or (iii) materially interfere with any efforts of NRG to acquire lignite reserves for LEGS. The preceding sentence shall not preclude TWCC or Affiliates of TWCC from acquiring an active mining operation in any of such Counties. For the avoidance of doubt, if TWCC or one of its Affiliates acquires any such additional reserves of lignite, unless NRG otherwise agrees in writing such reserves shall not become part of the Mine.
     2.2 Standard of Performance.
     (a) TWCC shall perform the Mining Work in all respects in a good and workmanlike manner and in accordance with (i) the Mine Plan, (ii) the applicable Approved AOP, (iii) all applicable Laws, and (iv) Prudent Mining Practices. TWCC shall obtain all Permits required to do business or perform the Mining Work. Consistent with the Mine Plan and its other responsibilities and limitations hereunder, TWCC shall use all reasonable efforts to maximize the gross output of lignite from the Mine, while minimizing Mine Costs.
     (b) Except as set forth herein, all vehicles, machinery and other equipment reasonable and necessary to the operation of the Mine that are owned, used, or held for use by TWCC shall be kept at the Mine and employed solely in providing Mining Work under this Agreement. If in connection with the approval of an AOP for any Year or in connection with any Change Order or Supply Suspension it is determined by the Parties that any of such vehicles, machinery, or other equipment belonging to TWCC are unnecessary to the performance of the Mining Work, TWCC shall have the right to deploy any such vehicles, machinery, or equipment owned by it to another facility owned or operated by TWCC or any Affiliate of TWCC, subject to the prior written consent and approval of NRG, such consent and approval not to be unreasonably withheld; provided, however, that it is agreed that a reasonable basis for NRG’s withholding such consent shall be that the future operating costs of such deployed vehicles, machinery, or equipment, at such time as such vehicles, machinery, or equipment is redeployed to the Mine, would be materially increased as a result of such deployment. At such time as the then-current Approved AOP reasonably requires the use of any vehicles, machinery, or equipment that have been deployed to another facility, TWCC at its cost shall return such vehicles, machinery, or equipment to the Mine in substantially the same operating condition as when it was removed, ordinary wear and tear excepted. Unless otherwise agreed by the Parties, all mining equipment purchased with NRG funds or the acquisition cost of which has been reimbursed with NRG funds shall be titled in the name of NRG, except for equipment identified on Exhibit 9.

3. LSA TERM; LIGNITE SUPPLY TERM; SUPPLY SUSPENSION.
     3.1 LSA Term. This Agreement shall be binding and effective as of the Effective Date, but the terms of the Prior LSA as to the supply and sale of, and payment for, lignite (and as to certain operations as more particularly specified in Section 22.2) shall apply through December 31, 2007 and are hereby incorporated by reference for such purpose. The term of this LSA (the “Term”) shall commence on the Effective Date and shall continue through the earlier to occur of (a) the occurrence of a Special TWCC Default Termination unless Security Document Delivery has previously occurred; and (b) the completion and termination of all Final Reclamation activities, including final bond release by all relevant Governmental Authorities, as further described under Section 12. If a Special TWCC Default Termination occurs prior to Security Document Delivery, then NRG shall not have any financial liability or responsibility for the Final Reclamation as set forth under Section 12.1(b).
     3.2 Lignite Supply Term.
     (a) Notwithstanding the Term of the LSA as provided under Section 3.1, the “Lignite Supply Term” shall commence on January 1, 2008, and shall terminate on the earliest to occur of (i) the Scheduled Supply Termination Date, (ii) the Optional Supply Termination Date, (iii) the Default Termination Date, (iv) as provided in Section 3.2(d) or (v) as provided in Section 3.2(e).
     (b) The “Scheduled Supply Termination Date” shall be December 31, 2018; provided, however, that NRG shall have the right, exercisable by notice to TWCC on or prior to the 365th day prior to the then-effective Scheduled Supply Termination Date, (i) to extend the Scheduled Supply Termination Date to December 31, 2023, and (ii) if it exercises such right to extend the Scheduled Supply Termination Date, to extend the Scheduled Supply Termination Date a second time to December 31, 2028, with each such date becoming the “Scheduled Supply Termination Date” upon such exercise, and further provided that exhaustion of the Reserves at the Mine has not occurred. When the exhaustion of the Reserves at the Mine shall occur, the Scheduled Supply Termination Date shall be deemed to have occurred.
     (c) NRG shall have the right, exercisable by notice to TWCC on or prior to the 180th day prior to December 31 of any Year, to terminate the Lignite Supply Term on the last day of such Year (the “Optional Supply Termination Date”).
     (d) NRG shall have the right, exercisable by written notice to TWCC on or after January 1, 2008, to terminate the Lignite Supply Term effective as of a date at least 60 days after the date of such written notice if Westmoreland Coal Company has not entered into, on or before October 15, 2007, an amendment to the Standby Purchase Agreement dated May 2, 2007 (as subsequently amended on July 3, 2007, the “Standby Purchase Agreement”) pursuant to which Tontine Capital Partners, L.P. agrees, among other things, to extend the termination date contained in Section 12(b)(ii) of such Standby Purchase Agreement to at least May 5, 2008, on terms that are expected to provide substantially the same net proceeds to Westmoreland Coal Company as were expected to have been provided under the initial terms of the Standby Purchase Agreement.

     (e) NRG shall have the right, exercisable by written notice to TWCC on or after March 1, 2008, to terminate the Lignite Supply Term effective as of a date at least 60 days after the date of such written notice if on or before February 29, 2008,(i) the rights offering has not been Launched which shall mean both (A) Westmoreland Coal Company’s registration statement ( the “Registration Statement”) in connection with the rights offering described in its Proxy Statement dated July 19, 2007 (as the terms of such rights offering are amended pursuant to the amendment to the Standby Purchase Agreement referenced in the preceding subparagraph) has been declared effective by the Securities and Exchange Commission and (B) the prospectus included in the Registration Statement and all other necessary offering materials have been sent to Westmoreland Coal Company’s shareholders commencing the period for consideration of the rights offering, or (ii) such rights offering has been Launched by such date but one of the following has occurred: (x) an event has occurred that could reasonably be expected to prevent Westmoreland Coal Company from successfully completing such rights offering by April 30, 2008, or (y) an event has occurred that could reasonably be expected to cause or permit the Standby Purchasers to not timely consummate the share purchase contemplated by the Standby Purchase Agreement.
     (f) In the event NRG exercises its right of termination pursuant to Section 3.2(d) or Section 3.2(e), such termination shall not be considered a Special TWCC Default Termination and NRG shall continue to be responsible for all costs of Final Reclamation pursuant to Section 12.2 hereof.
     3.3 Supply Suspension. NRG shall have the right to reduce the AOP Volumes to zero either (a) with respect to any Year, by notice to TWCC on or prior to the 180th day prior to January 1 of any Year, and (b) otherwise pursuant to a Change Order in accordance with Section 5.6 (either such action being herein called a “Supply Suspension”), in each case for a definite or indefinite period. A Supply Suspension shall not constitute a termination of the Lignite Supply Term. During any period of Supply Suspension, (i) TWCC shall continue ongoing reclamation work and shall to the extent reasonable and in accordance with all applicable laws and regulations maintain the Mine in a condition such that it may reasonably re-commence operations and lignite deliveries within a reasonable time, and in any event not less than ninety (90) days or such longer period as NRG may specify, after a request therefor by NRG (and Supply Suspension shall not entitle TWCC to permanently shut down the Mine), and (ii) NRG shall be obligated to pay Mine Costs incurred in connection with so maintaining the Mine, including ongoing reclamation work, together with the Corporate Support Allowance then in effect. In no event shall TWCC be required to maintain the Mine in a Supply Suspension mode if such Supply Suspension is contrary to its regulatory obligations or negatively affects in any material way the permitting of any of the coal or lignite mining operations of any TWCC Affiliate.
4. GOVERNANCE; REPRESENTATIVES; RELATIONSHIP OF PARTIES.
     4.1 Nature of Governance. Subject to the terms of this LSA, the Mine Plan and Approved AOP’s, as operator of the Mine, TWCC has the discretion to operate the Mine as it determines is necessary and appropriate to ensure the safety of its workforce and to comply with all applicable Laws and leases and to fulfill all of its obligations and rights hereunder. NRG may monitor TWCC’s performance and shall have the right to approve or disapprove AOP’s in accordance with the terms of this LSA.
      4.2 Representatives. NRG shall name a representative (the “LEGS Representative”) to represent NRG in development of the AOP’s in coordination and cooperation with the President of TWCC or his designee. NRG and TWCC shall each name a senior corporate Officer (which may be an executive of such Party’s parent) to whom disagreements or disputes shall be directed, as further provided in Section 6.
      4.3 Relationship of the Parties. Nothing contained in this LSA shall be deemed or construed to create the relationship of principal and agent, master and servant, partnership or joint venture or of any association whatsoever except as expressly provided herein. Neither Party shall have the right to bind or obligate the other in any manner unless expressly stated herein. In fulfilling its obligations hereunder, TWCC shall be an independent contractor with respect to NRG and not the agent of NRG for any purposes other than those specifically described herein.
      4.4 NRG Governance Role. NRG shall participate with TWCC in the financial planning, financial review and cost control measures relating to Mine operations. NRG shall:
     (a) provide TWCC with the information specified in Section 5.4(a) for use by TWCC in developing the AOP’s;
     (b) have the right to approve each AOP (including all components thereof) and proposed revisions to each Approved AOP as provided in Sections 5.4 and 5.6, approve capital acquisitions and investments as provided in Section 5.5;
     (c) have the right to full access to the Mine (provided that such access does not unreasonably interfere with or impede the Mining Work and shall be carried out in accordance with applicable safety rules and regulations; and provided that any incremental cost will be borne by NRG) and the right to monitor TWCC’s operations, performance and results relative to each Approved AOP and the individual components of such Approved AOP, including the following rights:
(i)	daily inspection;

(ii)	daily interface with Mine management;

(iii)	oversight of maintenance programs;

(iv)	monitoring capital and operating expenditures;

(v)	monitoring dragline and equipment performance and availability;

(vi)	oversight of mine safety programs;

(vii)	oversight of warehouse inventory;

       (viii)    oversight of insurance and warranty claims (to the extent not limited by attorney client privileged communications but the Parties shall cooperate to provide such information which does not result in a loss of attorney client privilege (including taking advantage of joint defense arrangements, etc.));
(ix)	monitoring of reclamation activities; and

(x)	auditing of books and records.
5. ANNUAL OPERATING PLAN.
     5.1 Mine Plan.
     (a) The Parties acknowledge that each AOP (and each of its constituent components) shall be based upon the Mine Plan, as modified from time to time, as the guiding principle for operation of the Mine.
     (b) The Mine Plan will be updated on an annual basis in connection with the approval of the AOP for each Year and may be otherwise amended, modified or supplemented only by mutual agreement of the Parties; provided, however, that in connection with any such amendment, modification, or supplement, NRG shall have the sole authority with respect to material business decisions, such as projected volumes and delivery schedules, subject only to the operational feasibility of such business decisions.
     5.2 Operations Pursuant to AOP. TWCC shall, in consultation with NRG, prepare an AOP for each Year beginning 2008, as further provided below, pursuant to this Section 5, including any Year after the Lignite Supply Term. An AOP must be approved by NRG and TWCC or through the dispute resolution procedures in Section 6 to become effective. Unless otherwise mutually agreed in writing between the Parties, no Approved AOP shall obligate TWCC to supply lignite from sources other than the Mine. TWCC shall conduct all operations, incur expenses, and direct capital expenditures pursuant to the Approved AOP for the applicable Year.
     5.3 Purpose and Components of AOP. The purposes of each AOP shall be to provide TWCC and NRG with the means to describe the Mining Work to be conducted by TWCC during the Year to which such AOP is applicable, as set forth in the Mine Plan, and to reasonably control Mine Costs to projected AOP levels. Each AOP shall consist of the components described in Exhibit 4. Each AOP will include an updated Mine Plan (which, for the avoidance of doubt, will be approved as part of the Approved AOP pursuant to the process set out in this LSA), such that the AOP for any Year will be consistent with the Mine Plan at the time of approval of such AOP.
     5.4 Review and Approval of AOP.
     (a) On or before March 15 of each Year beginning in 2008, NRG shall provide TWCC with the following information that will assist TWCC with the preparation of the AOP applicable to the following Year:

     (i) non-binding, good faith estimates of demand for volumes of lignite by Month for the upcoming two Years, which volumes may be in any amount from zero to the reasonable capacity of the Mine (considering the prior Year’s actual production, work performed, and existing Mine equipment fleet and work force);
     (ii) the timing of any planned outages at LEGS during the upcoming two Years; and
     (iii) such other information as NRG may deem relevant or that is reasonably requested by TWCC in connection with the preparation of the AOP applicable to the upcoming Year.
      (b) On or before May 1 of each Year beginning in 2008, and in the case of the 2008 AOP, on or before October 4, 2007, TWCC shall submit to NRG for its approval a proposed AOP applicable to the following Year for the estimated volumes for such year supplied by NRG. The proposed AOP for 2008 shall be consistent with and contain AOP Volumes not less than and Mine Costs not greater than those set forth in the proposed AOP attached hereto as Exhibit 3 (except that Tons produced for 2008 shall be 70,000 Tons less than Exhibit 3 and Mine Costs will be reduced accordingly), and, notwithstanding anything to the contrary contained herein, unless agreed by NRG, the Approved AOP for 2008 shall contain AOP Volumes not less than and Mine Costs not greater than those set forth in the proposed AOP. If NRG does not approve any such AOP and the Parties are unable to agree on any aspect of such AOP on or before July 1 of the relevant Year, or in the case of the 2008 AOP, on or before October 22, 2007, any issues not resolved shall promptly be submitted to dispute resolution pursuant to Section 6. For the avoidance of doubt, the Parties intend for the Mining Expert to resolve any such dispute in a way that meets the following minimum criteria (the “Minimum Criteria”): (i) does not impose on TWCC an obligation to carry out Mining Work that could not reasonably possibly be performed by a mine operator consistent with applicable Laws and Prudent Mining Practices, without regard to the reasonableness of incurring the cost therefor (since the Mine Costs for such Mining Work are to be borne by NRG hereunder) and (ii) is consistent with a fair and reasonable opportunity for TWCC to earn the Management Fee for Tons actually delivered to NRG, subject to adjustment as provided in Section 7.4.
      (c) Notwithstanding that the AOP is based on the projected consumption of the lignite produced and delivered hereunder at LEGS, nothing in this Agreement shall restrict the use by NRG of the lignite produced and delivered hereunder to consumption at LEGS, the right of NRG to resell in its sole discretion any lignite produced and delivered to it hereunder, or the right of NRG to purchase lignite from any other source whatsoever or any other fuel for LEGS.
      5.5 Capital Investments. NRG shall have the right to approve all Capital Investments whether or not included in the Approved AOP. Prior to any such Capital Investment, TWCC shall submit the purchase order therefor to NRG for its approval, and all such approved purchase orders shall become part of the AOP. NRG shall respond to any submitted request for a Capital Investment within fifteen (15) Business Days after receipt of such request; failing which such request shall be deemed approved. In connection with each such Capital Investment, NRG shall have the right (a) to have TWCC make such Capital Investment, in which case NRG shall remit to TWCC the cost of such Capital Investment as part of the Mine Costs, or (b) to make such Capital Investment itself and acquire such capital asset, in which case such capital asset shall be made available to TWCC in accordance with Section 22.1.
     5.6 Revisions to the Approved AOP. NRG may at any time propose that the Approved AOP applicable to any Year be revised for any reason (specifically including a desire by NRG to increase or decrease AOP Volumes for the remainder of such Year) by submitting to TWCC a request for a change to such AOP (a “Change Order Request”). As soon as reasonably practical but in no event later than the 15th Business Day after such Change Order Request, TWCC shall submit to NRG a proposed change to the Approved AOP (such change, a “Change Order”) that sets forth in reasonable detail the changes to the Approved AOP necessary to implement the modification requested in the Change Order Request, which changes will include changes to the Mine Costs. If TWCC believes that the Change Order Request or any part thereof would impose on TWCC an obligation to carry out Mining Work that does not meet the Minimum Criteria, TWCC shall so inform NRG. If NRG believes that the Change Order proposed by TWCC does not correctly reflect the changes to the Approved AOP necessary to implement the Change Order Request or disagrees with any such determination by TWCC that any Mining Work does not meet the Minimum Criteria, and if TWCC and NRG are unable to agree on changes to the proposed Change Order within 10 Business Days after TWCC’s receipt of same, NRG shall have the right to have the changes to the AOP required to implement the Change Order Request be determined by the Mining Expert in accordance with Section 6.2(a); provided, however, that NRG may always decide in its sole discretion whether or not to approve a proposed Change Order. For the avoidance of doubt, the Parties do not intend for the Mining Expert to resolve any such dispute in a way that imposes on TWCC an obligation to carry out Mining Work that does not meet the Minimum Criteria. Such Change Order, as modified as the Parties may agree, shall be implemented only if and when accepted by NRG, and the Approved AOP shall be modified as set forth in such Change Order from and after such acceptance. With respect to any Change Order implementing a change in the AOP Volumes, the AOP Volumes for the Approved AOP for such Year shall be adjusted to take into account the change in volumes effected by such Change Order, and the daily, weekly, and Monthly AOP Volumes shall be reduced or increased, as applicable, in accordance with such Change Order from and after its effectiveness. The Approved AOP may not be amended, modified, or supplemented otherwise than as set forth in this Section 5.6 except by the mutual agreement of the Parties.
     5.7 Reporting on Approved AOP. In addition to other reports TWCC is required to provide under this LSA, TWCC shall provide the following reports to the LEGS Representative: (a) budget variance reports that show budget-to-actual expenditures for the preceding Month and Quarter; and (b) Quarterly budget projection reports that show projected expenditures versus budgeted amounts for the following Quarter. Such reports shall keep the LEGS Representative notified of TWCC’s performance and of material anticipated departures for the Year from the Approved AOP applicable to that Year.

     5.8 Commodities Costs. In accordance with Section 7.4, each AOP shall state the quantities of each of the Commodities that are budgeted to be purchased in connection with performing the Mining Work contemplated by such AOP. Notwithstanding any other provision of this LSA, TWCC shall act in accordance with Prudent Mining Practices in trying to minimize Commodities costs incurred by TWCC and its subcontractors.
     5.9 Insurance.
     (a) TWCC shall maintain insurance written in the kinds and minimum limits of liability specified in Exhibit 11.
     (b) TWCC shall furnish NRG with certificates of insurance acceptable to NRG evidencing the required coverages, as well as the terms and conditions specified by this LSA upon execution of this LSA. The policies required by this Section 5.9 shall contain a provision that coverages afforded under the policies shall not be canceled until thirty (30) days prior written notice has been provided to NRG. The failure by TWCC to provide NRG with Certificates of Insurance, or NRG to insist upon Certificates of insurance, shall not be deemed a waiver of any rights of NRG under this LSA or under any applicable amendment hereto. The inclusions, coverage and limits required hereby are minimum inclusions, coverage and limits, and shall not be construed as a limitation of NRG’s rights under the noted policies. TWCC is responsible for determining what additional coverage, terms or limits are required to perform this LSA, even though those requirements may be in addition to, or excess of, the minimum requirements set forth herein. If TWCC fails to maintain or pay for the insurance coverages required herein, and TWCC does not acquire such insurance within twenty (20) days after receipt of written notice of such from NRG, NRG shall have the right (but not the obligation) to secure same in the name of and for the account of TWCC, in which event, TWCC shall pay the cost thereof and shall furnish upon demand, all information that may be required to procure such insurance(s). NRG shall have the right to off-set the costs of procuring the foregoing insurance(s) against any funds due and owing to TWCC. If no funds are due and owing, then NRG shall have the right to back-charge the costs of the acquired insurance(s) to TWCC.
6. RESOLUTION OF DISPUTES.
     6.1 Negotiation of Disputes. In the event of any dispute arising out of or relating to the implementation or performance of this LSA that the Parties have been unable to settle within a period of fifteen (15) days after written notice by one Party that the dispute or disagreement has arisen (such date hereinafter referred to as the “Dispute Date”), each Party shall nominate an Officer to meet at a mutually agreed time and place, not later than twenty (20) days after the Dispute Date, to attempt to resolve such dispute or disagreement. Should a resolution of such dispute or disagreement not be obtained within five (5) Business Days after the meeting of Officers for such purpose, either Party may then by notice to the others submit the dispute to arbitration in accordance with the provisions of Section 6.2. The negotiation requirements of this Section 6.1 shall not apply to disputes regarding the approval of an AOP, which are instead covered by the procedures set forth in
Section 5.4(b).

     6.2 Arbitration Resolution. Any claim, dispute, or controversy arising out of or relating to this LSA or the breach or termination thereof, not settled in accordance with the provisions of Section 6.1 (or Section 5.4(b) in the case of disputes regarding the approval of an AOP) shall be submitted to binding arbitration, which arbitration shall apply the Rules for Non-Administered Arbitration of the International Institute for Conflict Prevention & Resolution (“CPR”) in effect on the date hereof and, to the extent not inconsistent therewith, the procedural laws of the State of Texas, unless the Parties mutually agree otherwise.
     (a) Minor Disputes shall be resolved in the following manner:
     (i) The Party that wishes to submit a Minor Dispute that the Parties are unable to resolve pursuant to Section 6.1 (or Section 5.4(b) in the case of disputes regarding the approval of an AOP) to arbitration under this Section 6.2 shall notify the other Party of the object of the Minor Dispute.
     (ii) Within five (5) days after such notice, the Parties shall jointly notify the applicable Expert. Minor Disputes related solely to accounting issues shall be referred to an Accounting Expert. Minor Disputes related solely to legal issues shall be referred to a Legal Expert. All disputes regarding the approval of an AOP and all other Minor Disputes, including any Minor Disputes that involve accounting and/or legal issues together with other non-accounting/non-legal issues, shall be referred to a Mining Expert. If the Parties are unable to agree on the selection of the Expert or if either Party fails to join in the joint notification of the selected Expert, then the Expert shall be selected by the CPR using the criteria set forth above and/or notified by the CPR.
     (iii) Within fifteen (15) days after the notice to such Expert, each Party shall submit to the Expert a written position statement with respect to the issues in dispute. Such statements shall include a short summary of the Party’s position along with a statement of such Party’s last best offer with respect to the resolution of the issue, if any. Any applicable accounting guidelines or other materials may be included with the submission. If required by the Expert, on a day determined by the Expert on or before the 10th day after the notice to the Expert, the Parties shall meet with the Expert at a place in Houston, Texas, determined by the Expert and shall make such presentation and/or shall answer such queries as the Expert shall determine. The Expert shall render his or her decision within 24 hours of the conclusion of such meeting or, if no such meeting is required by the Expert, on or before the 10th day after the notice to the Expert, it being understood that the Expert shall select either the last best offer made by TWCC or the last best offer made by NRG with respect to a particular issue and that the Expert shall have no discretion to award any other relief. The Expert shall resolve each of the Submitted Issues separately and shall issue a written award (the “Award”).
     (iv) The Award issued by the Expert shall be final and binding upon the Parties without the right of appeal to the courts and judgment thereon may be entered by any court having jurisdiction thereof, unless the Expert fails to comply with the requirement to select a last best offer as required by Section 6.2(a)(iii) or as otherwise set forth in the Federal Arbitration Act. If the Expert fails to select a last best offer submitted by one of the Parties, then any award entered shall be invalid and the matter shall be resubmitted to arbitration.
     (v) The costs and expenses of the arbitrator(s) shall be borne by the losing Party. Any other fees and costs shall be the responsibility of the Party incurring them.
     (b) Major Disputes shall be resolved in the following manner:
     (i) The Party that wishes to appeal to an arbitration panel shall notify the other of the object of the dispute and the name of the arbitrator that it appoints.
     (ii) Within a maximum of ten (10) days after such notice, the other Party shall notify the first Party of the name of the arbitrator that it appoints. If this information is lacking at the end of the period agreed to, the interested Party shall send an application to the CPR requesting the appointment of the second arbitrator for the silent Party.
     (iii) The arbitrators so appointed shall name a third within a maximum period of fifteen (15) days as of the date of the last appointment, to chair the proceedings. If within this period no agreement is reached, this appointment should be requested to be made by the CPR.
     (iv) The aforementioned arbitration panel shall sit in Houston, Texas.
     (v) The arbitrators shall issue a written decision stating the basis for any award. The decision of the arbitrators shall be based upon the substantive laws of Texas and shall be final and binding upon the Parties without the right of appeal to the courts, except as set forth in the Federal Arbitration Act. The award rendered by the arbitration shall be final and judgment thereon may be entered by any court having jurisdiction thereof.
     (vi) The costs and expenses of the arbitration (including reasonable attorney’s fees) shall be borne by the losing Party. Any other fees and costs shall be the responsibility of the Party incurring them.
     6.3 Applicable Law and Arbitration Act. Any arbitral award hereunder shall be enforceable in any court having jurisdiction. All procedural aspects of this agreement to arbitrate, including the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues and allegations of waiver, delay, appeals, or defenses as to arbitrability, shall be governed by and construed pursuant to the United States Arbitration Act, 9 U.S.C. 1-16 (“Federal Arbitration Act”). In deciding the substance of any such claim, dispute or disagreement, the arbitrators shall have no authority to award punitive damages under any circumstances (whether it be exemplary damages, treble damages, or any other penalty or punitive type of damages) regardless of whether such damages may be available under Texas law, the Parties hereby waiving their right, if any, to recover punitive damages in connection with any such claims, disputes or disagreements.
     6.4 Continuation of Services. Pending final resolution of any dispute, whether or not submitted to arbitration hereunder, TWCC and NRG shall continue to fulfill their respective obligations hereunder.
     6.5 Injunctive Relief. Notwithstanding any provision of this LSA to the contrary, each Party hereby reserves the right to seek a temporary restraining order or other injunctive relief, including an order compelling specific performance as contemplated in Section 15.9 and an order compelling compliance with the step-in rights contemplated in Section 15.10, from a court of competent jurisdiction in the event of an Event of Default or a material breach by the other Party of its obligations under this LSA in order to enforce the obligations of such other Party under this LSA during the pendency of any dispute resolution proceeding.
7. PRICE AND PAYMENT.
     7.1 Price Components. NRG shall reimburse TWCC for all costs actually incurred in mining the AOP Volumes and delivering the AOP Volumes to the Delivery Point during the Lignite Supply Term pursuant to an Approved AOP or as otherwise expressly allowed under this LSA, as more specifically set forth in Section 7.2, provided that such costs are consistent with Prudent Mining Practices (the “Mine Cost”). No cost or credit in one Cost Component shall be duplicated in another Cost Component or Capital Investment. In addition, NRG shall pay to TWCC the Management Fee as set forth in Section 7.3. The Management Fee is subject to adjustment as provided in Section 7.4.
     7.2 Mine Cost.
     (a) The Mine Cost shall be equal to TWCC’s actual cash costs for operating the Mine in a manner consistent with the Approved AOP, including the following items determined and allocated in accordance with GAAP, unless specifically agreed upon otherwise by the Parties.
     (i) Costs of mine labor and supervision, including wages and salaries, overtime, shift differentials (of miners and supervisory personnel), costs of Subcontractors and contract laborers, severance costs (only to the extent that (A) such severance costs are consistent with written plans or policies of TWCC in existence as of the Effective Date, that have been provided to NRG on or prior to the Effective Date or are otherwise consistent with amendments, supplements or modifications to such plans that have been approved by NRG, in writing, after the Effective Date and (B) such severance costs are caused directly by a material decrease in AOP Volumes that is not consistent with the Mine Plan (including NRG’s exercise of its Supply Suspension rights under subsection 3.3 of this LSA), but in no event shall severance costs associated with terminating employees at or in anticipation of the end of the Lignite Supply Term be Mine Costs), payroll taxes (including social security taxes, workers’ compensation, and other taxes levied by local, state, and federal governmental bodies on wages and salaries) and fringe benefits (including holidays, vacations, sick leave, long-term disabilities costs, health, welfare and group insurance plans, and (subject to the provisions of Section 7.2(e)) pension benefits and post-retirement medical benefits, and other fringe benefits generally provided in the coal and lignite mining industries, in each case to the extent that such fringe benefits are consistent with written plans or policies of TWCC in existence as of the Effective Date that have been provided to NRG on or prior to the Effective Date or are otherwise consistent with amendments, supplements or modifications to such plans that have been approved by NRG, in writing, after the Effective Date); provided, however, that any unfunded pension obligations with respect to TWCC employees as of the Effective Date shall remain the obligation of TWCC and NRG shall have no liability therefor;
     (ii) Materials and supplies, including consumables expended or consumed in the mining, processing, and/or delivery of lignite and in the performance of reclamation (including Final Reclamation) activities, costs of maintenance and repair of equipment and facilities reasonable and necessary to the operation of the Mine, costs of electric power, including both consumption of electricity and costs associated with electricity infrastructure, consumed in the course of mining, processing, and/or delivery of lignite and in the performance of reclamation (including Final Reclamation) activities, costs of tools, machinery, and equipment uncapitalized that are consumed in the course of mining, processing, and/or delivery of lignite and in the performance of reclamation (including Final Reclamation) activities;
     (iii) Lease and/or rental costs (inclusive of applicable interest) for vehicles, equipment and machinery reasonable and necessary to the operation of the Mine and located at the Mine;
     (iv) Local, state, and federal taxes, including production taxes and ad valorem taxes (imposed on the real and personal property of TWCC necessary to the operation of the Mine) but excluding income taxes and franchise taxes;
     (v) Royalties, overriding royalties, advance royalties (provided that royalties are paid in advance only to the extent required by the terms of the applicable lease), rentals, damage payments payable under the terms of surface and mineral leases, subject to this LSA, and other costs or payments required to acquire and maintain necessary leases for lignite mineral rights, surface rights, rights-of-way, and water rights payable to third parties (but not to TWCC or its Affiliates or NRG or its associates);
     (vi) Administrative and general expenses, including salaries, wages and related fringe benefits for non-coal producing Mine management, supervisory, technical and clerical employees of TWCC directly supporting the Mine, including functions for general mine management, human resources, legal (including outside counsel expenses directly related to providing service to NRG or administration of the Mine) land management, permitting and regulatory compliance, engineering, sales and contract management and administration, and clerical support among others, whether or not located at the Mine, including costs of office supplies and travel and training costs;
     (vii) Mine overheads, including all costs for permitting, regulatory compliance, and engineering, insurance, and bonding; and
     (viii) a corporate support allowance for each Year in the amount set forth for such Year in Exhibit 7 (the “Corporate Support Allowance”), allocated in equal semi-monthly installments to each invoice issued in accordance with Section 7.6(a).
     (b) The Mine Costs shall be reimbursed semi-Monthly in accordance with Section 7.6(a). TWCC shall supply underlying documentation, satisfactory to NRG, supporting all capital expenditures, and documentation supporting other costs shall be made available for audit.
     (c) The Corporate Support Allowance referred to in Section 7.2(a)(viii) shall be the sole compensation payable for the services specified in Exhibit 7 as being covered by the Corporate Support Allowance, and no additional Mine Costs therefor shall be reimbursable under Section 7.2(a)(vi) or any other provision of this LSA.
     (d) Mine Costs shall include cash accruals incurred by TWCC, including the following:
     (i) all unrecouped pre-paid royalties for the privilege of conducting mining operations on the property of a third party which have been paid prior to the commencement of the Lignite Supply Term by TWCC shall be treated as a Mine Costs at such time as such royalty would have been payable from lignite production (i.e., had such royalties not been paid in advance) and appropriate accounting entries are made for the expensing of such prepaid amount; and
     (ii) the cost of any equipment and parts inventory purchased by TWCC existing as of the Effective Date shall be treated as Mine Costs (at an amount equal to the lower of cost or market) at such time as the equipment or part is taken from inventory and utilized in the Mining Work.
     (e) The pension benefits and post retirement medical benefits referred to in Section 7.2(a)(i) shall be fixed at (i) $1,990,000 in the aggregate for 2008 and shall be payable in equal semi-monthly installments at the time each invoice is paid pursuant to Section 7.6(a) and (ii) the total wages paid to pension eligible employees multiplied by a pension and post-retirement medical benefits factor of 8.35% in all future Years.
     (f) Notwithstanding anything herein to the contrary, the following are specifically excluded from Mine Costs and remain the liability of TWCC with no right to collect any portion thereof from NRG: (i) any liabilities or obligations of TWCC (or any of its Affiliates) incurred prior to the commencement of the Lignite Supply Term, except as otherwise provided herein; (ii) any noncash items, including depletion, amortization, and depreciation, except as otherwise provided herein, (iii) any interest costs not specifically approved by NRG except for interest costs related to any equipment that is currently or in the future (if approved by NRG) procured on a capital lease basis, (iv) costs for obsolete warehouse inventory purchased by TWCC prior to the Effective Date, (v) any costs for terminating or cancelling any equipment leases entered into as contemplated in Exhibit 9, (vi) any costs, including all attorneys fees and other litigation costs incurred as a result of the negligence, gross negligence or willful misconduct of TWCC; (vii) any penalty or fine imposed by any Governmental Authority for a failure of TWCC to comply with any applicable Law (unless arising out of NRG’s failure to comply with its express contractual obligations regarding funding Final Reclamation activity) unless incurred at the express direction of NRG, (viii) any amounts payable to any Affiliate of TWCC (other than the Corporate Support Allowance and those amounts specified in Exhibit 7 as being paid in addition to the Corporate Support Allowance) and not expressly approved as such in the relevant AOP, (ix) any costs related to any dispute resolution pursuant to Section 6 of this LSA or other litigation between TWCC (or any of its Affiliates) and NRG, (x) any costs related to financing activities involving TWCC (or any of its Affiliates) or pledge of the assets of TWCC (or any of its Affiliates), (xi) any costs related to negotiation of this LSA or any other agreement or document between TWCC (or any of its Affiliates) and NRG, (xii) any liabilities or obligations related to the bankruptcy or insolvency of TWCC (or any of its Affiliates) and (xiii) costs and expenses expressly excluded or beyond limits expressly provided by this Section 7.2.
     7.3 Management Fee. For each Year during the Lignite Supply Term, NRG shall pay to TWCC a fee (the “Management Fee”) equal to the product of the number of Tons of lignite delivered in such Year multiplied by either (a) [****] or (b) if the Post Execution Savings Actions are not timely implemented, then the lower amount as described in Exhibit 9, escalated annually from January 1, 2008 (such that the first adjustment is applied as early in 2009 as information is available), based on the annual increase in the U.S. Gross Domestic Product Implicit Price Deflator (“GDP-IPD”) published by the Bureau of Economic Analysis of the United States Department of Commerce, using the first published index values for each Fourth Quarter (October, November and December) with Fourth Quarter 2007 as the base index value (as so escalated from time to time, the “Fee Per Ton”), subject to the adjustments set forth in Section 7.4 hereof; provided, however, that if the AOP Volumes for any Year are reduced by one or more Change Orders to an amount less than 80% of the AOP Volumes as stated in the original Approved AOP for such year, TWCC shall be entitled to a Management Fee based on AOP Volumes equal to 80% of such originally approved AOP Volumes, but subject to adjustment in all respects as provided in this Agreement. For each semi-Monthly period during such Year, NRG shall pay TWCC in accordance with Section 7.6(a) an amount equal to the product of the number of Tons of lignite delivered in such semi-Monthly period multiplied by applicable Fee Per Ton, but subject to the adjustments set forth in Section 7.4 hereof.
     7.4 Adjustments. NRG shall pay to TWCC, or TWCC shall pay to NRG, as may be applicable, the following adjustments to the Fee Per Ton during the Lignite Supply Term.

     (a) Cost Incentive Adjustment. Fee Adjustment Basis AOP’s shall be approved as set forth below to be the bases against which to compare actual Mine Costs for the determination of Cost Incentive Adjustments, as follows:
     (i) Fee Adjustment Basis AOP. On or before the 10th Business Day of each Year, commencing with 2009, TWCC shall prepare and deliver to NRG a proposed adjustment to the Approved AOP applicable to the prior Year (such adjustment to the AOP being called the “Fee Adjustment Basis AOP”) which shall reflect (1) the actual unit cost for Commodities incurred by TWCC during the immediately preceding Year in accordance with Section 7.4(a)(ii); (2) changes in the Mining Work resulting from any Change Orders; (3) any Mining Work in the Approved AOP not actually performed; and (4) changes in the Mining Work as otherwise provided in this LSA. On or before the 10th Business Day after receipt from TWCC of the proposed Fee Adjustment Basis AOP, NRG shall have the right to propose changes to the proposed Fee Adjustment Basis AOP, and if NRG does so propose such changes, the Parties shall discuss and cooperate in good faith to reach a mutual agreement on the Fee Adjustment Basis AOP. If the Parties have not agreed on the Fee Adjustment Basis AOP on or before the 10th day after TWCC’s receipt of NRG’s proposal, either Party shall have the right to refer the determination of the Fee Adjustment Basis AOP to the Mining Expert in accordance with Section 6.2(a). The Fee Adjustment Basis AOP as ultimately agreed to by the Parties or determined by the Mining Expert shall be the Fee Adjustment Basis AOP for such Year for purposes of the Management Fee adjustments pursuant to this Section 7.4(a).
     (ii) Commodities. Adjustments shall be made in the Fee Adjustment Basis AOP’s so that Cost Incentive Adjustments shall not be affected by changes in the actual unit costs of Commodities incurred by TWCC (whether incurred through Capital Investments, operating expenses, or other costs) in comparison to Approved AOP’s. Such adjustments shall be as provided in below.
     (A) Electricity and Diesel. The unit costs projected for electricity and diesel in the Approved AOP for any Year shall be adjusted in the Fee Adjustment Basis AOP for such Year to reflect any differences in unit costs between the unit costs reflected in the Approved AOP and the actual unit costs incurred by TWCC. The AOP adjustment will be the difference between actual average unit costs incurred and the expected unit costs in the Approved AOP multiplied by the original units in the Approved AOP. No adjustments will be made for changes in unit volumes.
     (B) Tires. Each Approved AOP shall contain a total tire budget (“Tire Budget”) consisting of categories of tires, the number of tires to be procured in each category, and the projected cost per tire in each category. The costs per tire in each category in the Approved AOP for any Year shall be adjusted in each Fee Adjustment Basis AOP in such Year to reflect the actual average costs per tire in each category as actually incurred by TWCC. In addition, in the event that TWCC purchases up to ten percent (10%) more tires or ten percent (10%) fewer tires than the total number of tires in the Tire Budget in a given Approved AOP, the Fee Adjustment Basis AOP for such Year shall be adjusted to reflect the total cost for such overage or underage, as the case may be, of up to ten percent (10%). There shall be no adjustment(s) in the Fee Adjustment Basis AOP for tire procurement overages or underages, as the case may be, exceeding ten percent (10%) of the total number of tires in the Tire Budget in a given Approved AOP, unless such tire procurement overages or underages were first approved by NRG in a Change Order. An example of the foregoing calculation is set forth in Exhibit 18.
     (C) Steel. Each Approved AOP shall contain a steel budget (“Steel Budget”) calculated as (1) seventy percent (70%) of budgeted wear component costs, and (2) fifty percent (50%) of budgeted parts costs. The Steel Budget in the Approved AOP for any Year shall be adjusted in each Fee Adjustment Basis AOP in such Year to reflect the difference in the inflation rate assumed in the Steel Budget versus the percent change in the Steel Index, which shall be the PPI-Steel Mill Products, U.S. Bureau of Labor Statistics Series Id WPU1017 Not Seasonally Adjusted, Group: Metals and metal products, Base Date: 8200, first published index value (the “Steel Index”), as follows. The average Steel Index value for each calendar Quarter shall be compared to the Steel Index value for July of the prior Year to arrive at a percent change per Quarter. The percent changes per Quarter in the Steel Index shall be averaged and compared to the percent increase assumed in the Approved AOP. If the Steel Index average is greater than the inflation rate assumed in the Approved AOP, the Steel Budget shall be increased in the Fee Adjustment Basis AOP by the difference in the respective percentages. If the Steel Index average is less than the inflation rate assumed in the Approved AOP, the Steel Budget shall be decreased in the Fee Adjustment Basis AOP by the difference in the respective percentages. An example of the foregoing calculation is set forth in Exhibit 18.
     (iii) Annual Adjustment Amount. If the Mine Costs for any Year paid to TWCC in accordance with Section 7.2 hereof exceed 103% of the total Mine Costs budgeted in the Fee Adjustment Basis AOP for that Year, then an adjustment amount equal to one-half of such excess, but not to exceed a total adjustment amount of [***] per Ton of lignite delivered by TWCC to NRG during such Year, shall be payable by TWCC to NRG as set forth in Section 7.4(a)(iv). If the total Mine Costs budgeted in the Fee Adjustment Basis AOP exceed 103% of the Mine Costs for the applicable Year paid to TWCC in accordance with Section 7.2 hereof, then an adjustment amount equal to one-half of such excess, but not to exceed a total adjustment amount of [***] multiplied by the lesser of (A) the total number of Tons of lignite delivered by TWCC to

NRG during such Year and (B) the total number of Tons included in the original Approved AOP applicable to such Year, without taking into account any Change Orders shall be payable by NRG to TWCC as set forth in Section 7.4(a)(iv) provided, however, such total number of Tons shall take into consideration any Change Order, if NRG has requested unreasonably low AOP Volumes and then later implemented a Change Order for the purpose of depriving TWCC of any Adjustment Amounts. The amount payable by TWCC to NRG or by NRG to TWCC in accordance with this Section 7.4(a)(iii) is referred to herein as the “Cost Incentive Adjustment”.
     (iv) Payment of Adjustment Amount. If NRG is the Party obligated to pay such Cost Incentive Adjustment, then the Cost Incentive Adjustment shall be paid together at the time the next semi-monthly invoice is paid in accordance with Section 7.6(a). If TWCC is the Party obligated to pay such Cost Incentive Adjustment, then the Cost Incentive Adjustment credited against the next semi-monthly invoice or invoices until such time as such Cost Incentive Adjustment has been fully recovered by NRG through such credits.
     (v) Sample Calculations. Attached hereto as Exhibit 17 are sample calculations relating to the Cost Incentive Adjustment.
     (b) Monthly Inventory Adjustment. The “Monthly Inventory Adjustment” is calculated as follows:
     (i) For each of the Months of December 2007 through April 2008, the Monthly Inventory Adjustment shall be calculated by reducing the Monthly Fee for each such Month by an amount equal to the product of the Monthly Fee for such Month multiplied by 0.10% for each 1.00% by which the measured actual Month-end inventory for such Month is less than the respective stated amounts: December 31, 2007, 170,000 Tons; January 31, 2008, 187,200 Tons; February 29, 2008, 204,400 Tons; March 31, 2008, 221,600 Tons; and April 30, 2008, 238,800 Tons.
     (ii) Thereafter, the Monthly Inventory Adjustment for each Month shall be calculated by reducing the Monthly Fee for such Month by an amount equal to the product of such Monthly Fee multiplied by 0.10% for each 1.00% by which the measured actual average Month-end inventory for the greater of such Month or the average of such Month and the previous two Months is less than one twenty-sixth of the AOP Volumes for the Year then in effect (or such smaller inventory target as NRG may elect in its sole discretion to approve in an Approved AOP). NRG shall receive a credit against the Management Fee in the next semi-Monthly invoice or invoices until such time as such Monthly Inventory Adjustment has been fully recovered by NRG through such credits.
     (iii) “Monthly Fee” shall mean, for any Month during the Lignite Supply Term, the product of the Fee Per Ton multiplied by the number of Tons of lignite delivered in such Month.

     (c) Btu Adjustment. TWCC shall be subject to Premiums and Penalties, in addition to reject penalties, based upon the As Received Btu content of lignite delivered, as provided below (the “Btu Adjustment”).
     (i) Btu Adjustments shall be based on seven (7) day rolling averages weighted by delivered Volumes (“Rolling Average”), and calculated by multiplying the Daily Fee on the seventh day of the Rolling Average by 0.1% for each 1 Btu per pound by which the Rolling Average Btu content is either more than 300 Btu per pound above (“Premium”) or more than 300 Btu per pound below (“Penalty”) the target Btu of 6,500 Btu per pound, As Received, for volumes delivered on such seventh day of the Rolling Average.
     (ii) In addition to the Rolling Average Premium and Penalty Btu Adjustments above, TWCC shall be subject to a Btu reject quality penalty, which shall be calculated by multiplying [***] per Ton by the total Tons delivered on each Delivery Day in which the weighted average Btu content of the lignite so delivered is less than 6,000 Btu per pound, As Received and by multiplying an additional [***] per Ton by the total Tons delivered on each Delivery Day in which the weighted average Btu content of the lignite so delivered is less than 5,800 Btu per pound, As Received.
     (iii) “Daily Fee” shall mean, for any calendar day during the Lignite Supply Term, the product of the Fee Per Ton multiplied by the number of Tons of lignite delivered on such day; and
     (iv) The Btu Adjustment for a given Month shall be summed and if the resulting sum is a credit, NRG shall pay TWCC the resulting amount along with the next invoice. If the resulting sum is a debit, NRG shall receive a credit on the next invoice or invoices until such time as such resulting amount has been fully recovered by NRG through such credits.
     (d) Each Party hereby stipulates that the payment obligations set forth in Section 7.4(a), 7.4(b), and 7.4(c) are reasonable in light of the anticipated harm and the difficulty of estimation or calculation of actual damages. Each Party hereby waives the right to contest such payments as an unreasonable penalty.
7.5 [Intentionally Omitted.]
7.6 Invoices.
     (a) NRG Payments to TWCC. TWCC shall prepare invoices and submit such invoices to NRG on the first (1st) business day of each Month and on the first business day after the sixteenth (16th) calendar day of each Month (or, if earlier, ten (10) Business Days prior to the end of such Month), and, assuming timely receipt of such invoices, NRG shall use commercially reasonable efforts to make payments on or before the fifteenth (15th) day (or, if such day is not a Business Day, the next Business Day) and the last Business Day of each Month to TWCC by wire transfer or other usual and customary means as TWCC may direct in writing to NRG from time-to-time. Invoices shall be in the form attached hereto as Exhibit 8. TWCC shall invoice separately for capital costs and non-capital operating expenses. For the avoidance of doubt, invoices for capital costs shall be on a full cash basis, rather than a depreciated or amortized basis. Late payments shall bear interest at a rate per annum equal to the Interest Rate. In the event that NRG disputes the amount of any invoice, NRG shall render payment for the full amount of such invoice when such payment would otherwise be due under this Section 7.6(a); provided, however, that NRG shall be entitled to withhold payment any portion of the invoiced amount other than for Mine Costs to the extent it disputes such amounts in good faith. With respect to disputed invoiced amounts or payments, NRG shall notify TWCC in writing within fourteen (14) calendar days of receipt of the disputed invoice stating the reason for such dispute, and such dispute shall be settled by the respective representatives of the Parties or as provided in Section 6.
     (b) TWCC Payments to Third Parties. TWCC shall promptly pay all valid accounts and indebtedness incurred in connection with the operations of the Mine so that no lien can be sustained against the Mine or equipment or facilities employed at the Mine; provided that TWCC shall have the right to contest any such lien by proceedings that do not prejudice title to the Mine or equipment and facilities employed at the Mine. NRG shall not be liable to reimburse TWCC for penalties or charges assessed against TWCC for late payment(s) to vendors or contractors.
8. DELIVERY AND TITLE; SCHEDULING; STOCKPILE MANAGEMENT; NO LIENS.
     8.1 Delivery; Title.
     (a) Title to and risk of loss of the lignite purchased and sold under this LSA shall pass from TWCC to NRG at the time such lignite is delivered at the Delivery Point.
     (b) TWCC hereby warrants title to all lignite delivered by TWCC during the Term pursuant to this LSA and the right to sell the same to NRG, free and clear of all liens and other encumbrances. TWCC shall indemnify and hold NRG harmless from any and all Claims of every kind resulting from or arising out of any breach of this warranty.
     8.2 Scheduling. Consistent with the Approved AOP, TWCC and NRG shall cooperate in scheduling daily, weekly, and Monthly deliveries of AOP Volumes in order to accommodate NRG’s fuel requirements and consistent with TWCC’s abilities to meet such requirements. Such AOP Volumes shall be scheduled on a TBtu basis. The Parties shall also cooperate in the same manner in notifying each other in advance of scheduled outages or downtime in order to avoid unnecessary inconvenience and delay and to facilitate efficient use of said downtime. TWCC shall maintain the capability of reasonably continuous delivery of AOP Volumes as provided under each Approved AOP, and NRG shall maintain the capability of reasonably continuous receipt of such AOP Volumes; provided, however, that the Parties acknowledge that unloading of trains delivering boiler fuel acquired from other suppliers may temporarily restrict NRG’s ability to receive lignite from the Jewett Mine, and such restriction shall not constitute a failure to maintain the capability of reasonably continuous receipt of AOP volumes.
     8.3 Mine Lignite Inventory. The Parties recognize the need to maintain substantial lignite inventory at the Mine.
     (a) TWCC shall conduct Mine Stockpile and pit inventory surveys once each Month during the Lignite Supply Term. The survey process shall include on the ground measurement of the profile of the lignite, engineering estimates of lignite density, and calculations of the tonnage in each location. TWCC shall report Mine Stockpile and in-pit inventories to NRG on a weekly and Monthly basis.
     (b) Throughout the Lignite Supply Term, TWCC shall use best efforts to maintain, subject to Prudent Mining Practices, a target total lignite inventory of no less than one twenty-fourth of the AOP Volumes for the Year then in effect.
     8.4 No Liens.
     (a) Creation of Liens. TWCC shall not directly or indirectly create, incur, assume, or suffer to be created by it or any subcontractor, employee, laborer, materialman, or other supplier of goods or services any Lien on the Mine, the Reserves, any mining equipment owned, used, or held for use by TWCC and/or procured with NRG funds, or any part thereof or interest therein (a “TWCC Lien”), except for liens of carriers, warehousemen, landlords, mechanics, vendors, laborers, and materialmen arising solely by operation of law incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, other than the Liens created by the Mortgage and Security Agreement, and TWCC shall pay or discharge and discharge of record any TWCC Lien or other charges that, if unpaid, might be or become a TWCC Lien, if any such TWCC Lien has been of record for more than 120 days (or earlier if it creates an imminent risk of foreclosure resulting therefrom) or is, when added to all other TWCC Liens, in excess of $1,000,000. TWCC shall immediately notify the LEGS Representative of the assertion of any TWCC Lien.
     (b) Indemnity from Liens. TWCC shall indemnify, defend, and hold harmless the NRG Group from and against TWCC Liens and, provided that TWCC is being paid on a current basis pursuant to this LSA, all other claims, demands, and causes of action in connection with any subcontractor’s provision of design, labor, materials, equipment, supplies, and/or services under this LSA.
     (c) Discharge of Liens. Upon the failure of TWCC to promptly pay, discharge, or provide security reasonably acceptable to NRG for any TWCC Lien within thirty (30) days of notice of the existence thereof from any source, NRG may, but shall not be obligated to, pay or discharge such TWCC Lien and, upon the payment or discharge thereof, shall be entitled to immediately recover from TWCC the amount thereof together with expenses incurred by it in connection with such payment or discharge or to set off all such amounts against any such sums owed by NRG to TWCC.

9. WEIGHTS; SAMPLING AND ANALYSIS; LIGNITE QUALITY.
     9.1 Weights. The lignite delivered hereunder shall be weighed upon delivery to the Delivery Point by TWCC using equipment and procedures agreed upon by the Parties. TWCC shall conduct semi-annual (or more frequently as needed) belt scale tests and calibrate said equipment as necessary to maintain an accuracy consistent with then-current standards set forth in Handbook 44 published by the National Institute of Standards and Technology (or any successor to such handbook or such agency), and furnish copies of such calibration reports to the LEGS Representative. A Ton shall be the unit of measurement. NRG shall have the right to check the accuracy of said equipment and procedures used in weighing the lignite and calibrating said equipment, and the right to have a representative present at the calibration and weighing. If upon calibration any scale is are found to be in error by an amount greater than 0.25%, such scale shall be recalibrated for future shipments and the amount of lignite delivered during the period affected by such error or inaccuracy shall be corrected. The Parties shall agree upon the total weight of lignite delivered hereunder since the date of the last calibration and TWCC shall charge or credit NRG, as appropriate, for one half of the difference in weight of lignite measured by the scale in question, including any adjustments to prior periods. Should the Parties fail to agree within ninety (90) days of the discovery of the error upon the allowable error in calibration or the total weight of lignite delivered since the last calibration, the matter shall immediately be submitted to dispute resolution for determination pursuant to Section 6.
     9.2 Sampling and Analysis.
     (a) At least one (1) representative sample from the Delivery Point from each day’s shipment of lignite shall be taken by TWCC and delivered to an independent third party laboratory mutually agreed upon by the Parties (the “Independent Lab”) for analysis. The Independent Lab shall analyze the daily samples from the Delivery Point and shall promptly submit a copy of the report to NRG and TWCC. Sampling and analysis shall be performed in accordance with then-current ASTM standards and procedures, or such other methods as the Parties may agree upon. NRG shall have the right to have a representative present to observe the sampling, and both NRG and TWCC shall have the right to have a representative present to observe the analysis.
     (b) The Independent Lab shall divide each daily sample into no less than (4) parts. The first part shall be tested by the Independent Lab per Section 9.2(a). The second, third, and fourth parts shall be stored in suitable airtight containers in each case to be held available by the Independent Lab for a period of at least sixty (60) calendar days after the end of the Month in which such sample was taken.
     (c) One part of each sample shall be for NRG’s analysis; one part shall be available for TWCC’s analysis.
     (i) If either Party takes exception to the Independent Lab’s analysis of the first part within sixty (60) calendar days after the end of the Month in which such sample was taken, then such Party shall send a notice of exception to the other Party and both Parties shall direct the Independent Lab to analyze such Party’s portion of the applicable sample. Each Party hereto assumes the cost of analysis of its respective sample. The Independent Lab shall average the results of the analysis of the original sample and the analyses of the Parties’ samples. The Independent Lab shall then disregard the result farthest from the resulting average of the three samples, and shall then average the remaining two results. Such resulting average shall be provided to both Parties and shall be deemed conclusive.
     (ii) If no Party takes exception to the Independent Lab analysis within sixty (60) calendar days after the end of the Month in which such sample was taken, the Independent Lab’s analysis shall be deemed conclusive.
     9.3 Lignite Quality.
     (a) The lignite shall be of a quality consistent with the reserve computer modeling projections of the Mine Plan, as modified from time to time, and shall in any event meet the quality requirements set forth in Exhibit 10, unless the Parties otherwise agree. Such lignite shall be reasonably free of partings and extraneous materials and TWCC shall otherwise comply with the provisions of Sections 9.3(b) and 9.3(c). Unless stated otherwise, all qualities identified in this LSA shall be determined on a weighted average Delivery Day As Received basis.
     (b) Each Approved AOP shall contain TWCC’s best estimate of the ferric oxide content of the lignite to be mined in such year. TWCC shall use commercially reasonable efforts to deliver lignite during any hour of such day with ferric oxide content that does not exceed 13.00%, dry basis ash, based on the sampling and analysis program in effect on the Effective Date.
     (c) Each Approved AOP shall contain TWCC’s best estimate of the sulfur content of the lignite to be mined in such year. TWCC shall use commercially reasonable efforts to deliver lignite on each day with sulfur content that does not exceed 5.00 pounds sulfur dioxide (SO2) per MMBtu.
10. REPORTING.
     10.1 Production Reporting. TWCC shall provide each of the following reports in an electronic format approved by NRG:
     (a) Daily Reports. TWCC shall, prior to 8:00 a.m. on each day, deliver to NRG a written report describing the Mining Work carried out by TWCC during the previous day, which report shall include the following:
     (i) the Tons delivered for the day and the estimated quality of such Tons;
     (ii) details of the operational or maintenance status of the draglines;
     (iii) details of any accidents and incidents occurring in carrying out the Mining Work whether involving lost time, injury or otherwise;

     (iv) details of any breakdowns or failure of equipment or facilities; and
     (v) climatic conditions encountered.
     (b) Monthly Reports. TWCC shall, not later than ten (10) Business Days following each Month, deliver to NRG a written report describing the Mining Work carried out by TWCC during the previous Month, which report shall include the following:
     (i) a production summary covering period production statistics and equipment availability/performance and cumulative year to date statistics, as shown on Exhibit 13;
     (ii) monthly cost reports by mining function as shown on Exhibit 14;
     (iii) staffing report, salaried and hourly employees;
     (iv) reports required by any Governmental Authority;
     (v) a report on major maintenance activities;
     (vi) safety report;
     (vii) environmental audit report;
     (viii) report on current reclamation;
     (ix) report on production and sale of lignite tonnage for each lease;
     (x) report on lignite quality;
     (xi) report on lignite inventory; and
     (xii) any other reports requested from time to time by NRG for monitoring of the Mining Work.
     (c) Variance Reports. TWCC shall, not later than fifteen (15) Business Days following the end of each Month and each Quarter, provide the detailed budget and variance information as set forth in Exhibit 15.
     (d) Other Reports and Information. TWCC shall prepare and deliver to NRG such other written reports and information regarding the Mine, lignite reserves, the Mine Plan, and the Mining Work as NRG shall reasonably request from time to time. In addition, TWCC shall work with NRG to provide information to enable joint use of web-based tools to facilitate monitoring of mining progress.
     (e) Financial and other Reports. TWCC shall provide to NRG all reports and notices that TWCC or Westmoreland Mining LLC provides to any lender to

Westmoreland Mining LLC, allowing redaction or omission of any and all information specific to any Westmoreland Mining LLC subsidiary other than TWCC.
11. LAND AND MINERAL LEASES.
     11.1 Subleases. NRG and TWCC agree to, and do hereby ratify and confirm the Subleases.
     11.2 Lignite Leases. NRG has subleased part of the Reserves to TWCC pursuant to the Subleases, thereby granting to TWCC the possessory interest in such leases. The Subleases provide that TWCC shall assume the obligations of the primary leases, and that TWCC shall maintain those leases in good standing. For the purposes of this LSA, primary leases are defined as those instruments executed by the owner of the lignite reserves, under the authority of which the reserves are to be mined. Such lignite shall be produced only in furtherance of the purposes of this LSA, and the Subleases shall terminate at such time as this LSA is terminated or expires. TWCC shall not cause or allow any Liens or claims to attach to the interests covered by the Subleases other than Liens or claims resulting from the actions of NRG. NRG waives any and all royalty claims on production and/or sales and any other payment from its interests in fee property, lignite leases and lignite royalties within the Mine. The parties agree that NRG can file amendments of record to the Subleases to reflect the provisions of this Section 11.2.
     11.3 Houston Lignite Royalty. TWCC shall not be obligated to pay the overriding royalty reserved in that certain Assignment of Coal and Lignite Leases, dated August 31, 1979 by and between The Dow Chemical Company (f/k/a Destec now d.b.a. Houston Lignite), as Assignor and Houston Lighting & Power Company, now NRG, as Assignee, recorded in Volume 540, Page 518, of the Official Records of Freestone County, Texas. NRG shall have the obligation to satisfy this overriding royalty.
     11.4 Percentage Royalty Leases. With respect to all leases held by TWCC wherein the royalty payable to the lessor(s) is to be calculated based on a percentage of proceeds received by TWCC, such royalties shall be calculated in accordance with the royalty calculation methodology set forth in that certain Information Provided To Jewett Mine Percentage Leases Royalty Owners Regarding Calculation Of Royalties Under Percentage Leases In Connection With Royalty Proposal attached hereto as Exhibit 16, or as established by a valid enforceable court decree. TWCC shall also include the calculation of such percentage royalties any amounts paid by NRG with respect to the Houston Lignite Royalty in accordance with Section 11.3 above. NRG shall provide TWCC on a Quarterly basis, for the purpose of calculating the percentage royalties, the cost component for the return on and return of the mining equipment and mining facilities owned by NRG at the Mine, and any amounts paid by NRG with regard to the Houston Lignite Royalty.
     11.5 Surface Use Agreement. NRG and TWCC agree that the Surface Use Agreement by and between Houston Lighting & Power Company, now NRG and Northwestern Resources Co., now TWCC, dated February 12, 1998 and recorded in Volume 987, Page 803, of the Deed Records of Freestone County (the “Surface Use Agreement”) continues to be in full force and effect unless terminated by the provisions contained therein.

12. FINAL RECLAMATION.
     12.1 Final Reclamation.
     (a) Final Reclamation shall include any and all reclamation and remediation obligations of TWCC at the Mine as required under any Permit issued by any Governmental Authority, any state, federal or local law, regulation or rule, or otherwise. Final Reclamation of the Mine will be required at the end of its useful life, upon termination of lignite deliveries pursuant to Section 3.2, and/or in areas where all lignite deliveries have ceased prior to the end of lignite deliveries from the Mine as a whole. Final Reclamation costs are categorized as final pit restoration, facility removal, and post-mine management. Final pit costs are the costs incurred for the reduction of the final highwall, regrade of spoil/spoils, drainage reconstruction, topsoil replacement, rebuilding of public and private roads and facilities, and revegetation of the final pit areas. Facility removal costs are the costs associated with the removal and reclamation of permanent facilities such as buildings, haul roads, rail lines, power lines, ponds, crushing facilities, other infrastructure, etc. Post mine management costs are the costs incurred for erosion control, water control, monitoring, and management of reclaimed lands which includes agricultural activities required until final bond release. TWCC shall from time to time at the request of NRG and in each AOP include a reclamation plan, reclamation schedule, and estimate of Final Reclamation costs based on the Mine Plan, which plan and cost estimates shall be sufficient to substantiate accrual and liability estimates under the applicable regulations of the Securities and Exchange Commission.
     (b) NRG shall be responsible for the payment of the Final Reclamation and shall have the right to approve all costs associated therewith and the schedule of work related thereto, subject to the requirements of Law, the Permits and prudent practices. If, however, (i) this LSA shall terminate as a result of a Special TWCC Default Termination, and (ii) TWCC has not completed the Security Document Delivery prior to such termination, NRG shall be relieved of any further obligation regarding Final Reclamation and the Final Reclamation obligation shall become the responsibility of TWCC.
     12.2 NRG Obligation to Pay and Hold Harmless. Except as provided in Section 12.1(b), NRG shall be responsible for all of the costs of Final Reclamation and shall reimburse TWCC for such costs pursuant to invoices delivered in accordance with Section 7.6(a) and shall otherwise indemnify and hold TWCC harmless against any costs or claims related to Final Reclamation liabilities, in each case other than costs or claims arising through the negligent acts or omissions by TWCC in the course of performing its Final Reclamation obligations hereunder.
     12.3 Cost of Final Reclamation to Include Contract Fee. The cost of Final Reclamation paid by NRG shall include a profit component to TWCC equal to [*]% of the actual costs incurred by TWCC for work performed by TWCC (as opposed to work performed by any subcontractor to TWCC) in performing all Final Reclamation; provided, however, that no profit component shall be paid if (a) NRG has terminated the Lignite Supply Term by January 1, 2010, and (b) Security Document Delivery has not occurred prior to such termination. For the avoidance of doubt, TWCC shall comply with the requirement to minimize Mine Costs when deciding whether such work shall be performed by TWCC or a subcontractor.

     12.4 Reclamation Bonds.
     (a) TWCC shall maintain in full force and effect and/or replace such bonds and in such amounts as it has provided to the RCT on or prior to the Effective Date, including third-party bonding in the amount of approximately $26,000,000 and self-bonding (supported by the corporate guarantee referred to in Section 12.4(b)(i)) in the amount of approximately $50,000,000 (the “Current Bonding Level”) to secure TWCC’s reclamation obligations under its mining permits for the Mine.
     (b) NRG shall (i) maintain and/or replace the corporate guarantee provided under Article G, subsection 1, of the Settlement Agreement for TWCC’s self-bonding included within the Current Bonding Level and (ii) provide to the RCT any and all additional bonds, additional bond amounts or bond collateral over and above the Current Bonding Level (the “Additional Bonds”) that are necessary to secure TWCC’s reclamation obligations under TWCC’s mining permits for the Mine, unless and until a Special TWCC Default Termination has occurred. In the event that a Special TWCC Default Termination has occurred, NRG shall have the right to withdraw any credit support for any Current Bonding Level obligation, and TWCC shall as soon as is commercially practical replace such credit support (including with additional third-party bonds) and any Additional Bonds provided by NRG. The Additional Bonds may be provided in any form permitted by the RCT regulations.
     (c) If any Special TWCC Default Termination occurs and Security Document Delivery has not occurred prior to such termination, any Additional Bond is forfeited or there is otherwise a drawing under such Additional Bond and NRG incurs any reimbursement obligation in connection therewith, then TWCC shall (i) immediately reimburse the issuer of such Additional Bond for the amount of such forfeiture or drawing and (ii) defend and indemnify NRG against any and all claims by any such issuer of such Additional Bond in connection with any such forfeiture or drawing.
13. FORCE MAJEURE.
     13.1 Effect; Notice; Obligation to Mitigate.
     (a) If either Party (a “Non-Performing Party”) is rendered unable by Force Majeure to carry out, in whole or part, its obligations (other than the obligation to make payments then due or becoming due with respect to performance prior to the event) under this LSA, such Non-Performing Party shall give notice orally to the other Party as soon as reasonably practicable, followed within five Business Days thereafter by a written notice setting forth, in reasonable detail, the cause or causes constituting such Force Majeure. The obligations of the Party affected by such Force Majeure (other than the obligation to make payments then due or becoming due with respect to performance prior to the event) shall be suspended to the extent made necessary, and for no longer than is required, by the cause or causes constituting such Force Majeure.
     (b) The Non-Performing Party shall initiate and continue commercially reasonable good faith efforts to remedy the Force Majeure with all reasonable dispatch;

provided, however, that the settlement of strikes, lockouts or other labor disputes shall be totally within the sole discretion of the Non-Performing Party.
     (c) In the event of partial Force Majeure which reduces the ability or capacity of TWCC to mine or deliver lignite to NRG, or reduces the ability or capacity of NRG to receive or transport lignite, or reduces the ability or capacity of LEGS to utilize lignite, then to such extent the Non-Performing Party is able to continue its operations, it shall do so. However, nothing in the foregoing shall require the Party affected by such partial Force Majeure to continue its operations if to do so would, in its sole discretion, place its employees in any jeopardy or constitute a violation of Law.
     (d) In the event of a Force Majeure event at LEGS that prevents LEGS from utilizing lignite or reduces LEGS’ ability or capacity to utilize lignite, such event shall excuse NRG’s obligations to take delivery of lignite hereunder.
     13.2 Lignite Deliveries.
     (a) Deficiencies in shipments or deliveries that are due to Force Majeure shall not be made up except as the Parties mutually agree.
     (b) Notwithstanding any provision in this LSA to the contrary, during any period when Force Majeure claimed by TWCC results in a reduction of lignite deliveries under this LSA, NRG shall have the right, in its sole discretion, to purchase lignite from other sources to satisfy the operational requirements of LEGS.
14. WAIVERS AND REMEDIES.
     14.1 Non-Waiver. The failure of any Party to insist in any one or more instances upon strict performance of any of the provisions of this LSA or take advantage of any right hereunder shall not be construed as a waiver of any such provisions or their relinquishment of any such right, but the same shall continue and remain in full force and effect.
     14.2 NO CONSEQUENTIAL DAMAGES. EXCEPT TO THE EXTENT INCLUDED WITHIN THE REMEDIES SET FORTH IN SECTIONS 15.3, 15.5, OR 15.7, NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, LOST REVENUES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, BY STATUTE, IN TORT OR CONTRACT, UNDER ANY INDEMNITY PROVISION OR OTHERWISE; PROVIDED, HOWEVER, THAT THIS SECTION SHALL NOT LIMIT AN INDEMNIFIED PARTY’S RIGHT TO INDEMNIFICATION FOR ANY SUCH DAMAGES THAT THE INDEMNIFIED PARTY IS LEGALLY REQUIRED TO PAY TO A THIRD PARTY AS A RESULT OF A CLAIM OR PROCEEDING.
15. DELIVERY FAILURE; EVENTS OF DEFAULT.
     15.1 Delivery Failure. Any of the following events shall constitute a “Delivery Failure”:

     (a) TWCC fails during any period of seven (7) consecutive Delivery Days to deliver lignite with total weighted average lignite quality values for heat content and sulfur equal to or greater than 6,000 Btus per pound or equal to or less than six (6) pounds SO2 per MMBtu;
     (b) TWCC fails to deliver at least 80% of the then-current delivery schedule for any rolling 30-day period, or 90% of the then-current delivery schedule for any Quarter, or 98% of the then-current delivery schedule for any calendar year (with such figures calculated on a Btu basis); or
     (c) TWCC gives notice to NRG of any potential or actual Delivery Failure.
     15.2 Notice of Delivery Failure. Whenever a Delivery Failure occurs, TWCC will provide NRG with notification specifying the details of the cause and extent of the Delivery Failure, TWCC’s mitigation plan to mitigate and remedy the Delivery Failure, and the expected duration of the Delivery Failure.
     15.3 Remedies for Delivery Failure. In the event of a Delivery Failure NRG shall have the right to exercise all rights and remedies to it in accordance with applicable law. Without limiting the generality of the foregoing, if as a result of a Delivery Failure NRG either (a) purchases replacement fuel to cover lignite not delivered or not conforming to quality specifications or (b) curtails or reduces power deliveries from LEGS, TWCC shall be liable for payment of compensatory damages to NRG in the amount of one or more of the following:
     (i) To the extent replacement fuel is purchased (including replacement fuel consisting of inventories on hand acquired from other suppliers), the excess of the cost (including purchase price and procurement and delivery costs) of such replacement fuel on a heat content basis over the average per MMBtu cost for lignite invoiced over the preceding twelve (12) calendar months (for the avoidance of doubt, NRG shall have the right to cover any delivery shortfalls through the purchase of replacement fuels at its sole discretion, but damages are payable only when the NRG makes purchases to replace fuel that was not delivered (or outside quality ranges) in a Delivery Failure);
     (ii) To the extent power deliveries from LEGS are curtailed or reduced and such power sales are covered by purchases of power made by NRG, the excess of the cost of such purchases of power over the variable cost of generation of a like amount of power at LEGS; or
     (iii) To the extent power deliveries from LEGS are curtailed and such power sales are not covered or replaced, the amount of all damages and penalties incurred by NRG as a result of the failure to deliver such quantities of power plus the amount of profits of NRG foregone as a result of such failure to deliver such quantities of power.
Notwithstanding the foregoing, if, in accordance with prudent practices in the power industry and reasonable management of its fuel stockpile NRG can use replacement fuel on hand instead of curtailing or reducing power deliveries from LEGS, NRG shall use all reasonable efforts to do so.
     15.4 TWCC Events of Default. The following events shall each be a “TWCC Event of Default”:
     (a) Any failure by TWCC to pay compensatory damages following a Delivery Failure in accordance with Section 15.3 or any failure by TWCC to pay any other amounts it is required to pay within thirty (30) days of when due to NRG under this LSA, and in either case such failure is not cured by or on behalf of TWCC within fifteen (15) days of written notice from NRG to TWCC demanding such cure;
     (b) Any failure by TWCC to comply with a mitigation plan required by Section 15.2 following a Delivery Failure;
     (c) Any Delivery Failure consisting of a failure to deliver lignite with total weighted average lignite quality values for heat content and sulfur equal to or greater than 6,000 Btus per pound or equal to or less than six (6) pounds per SO2 per MMBtu over a period of ten (10) consecutive days or a failure to deliver at least 75% of 1/12th of the then-current AOP Volumes over any rolling 30-day period
     (d) Any failure by TWCC to comply in any material respect with the AOP and the other standards of performance set forth in Section 2.2 of this LSA, unless TWCC has cured such failure on or before the 10th day after notice thereof by NRG;
     (e) Any material inaccuracy in any representation or warranty made by TWCC herein or in the Mortgage and Security Agreement or in any representation or warranty made by Westmoreland Coal Company or Westmoreland Mining LLC in either a Guaranty or the Westmoreland Pledge Agreement;
     (f) Any failure by TWCC to perform any of its obligations hereunder (including operating the Mine in material violation of permit requirements or applicable governmental requirements) not specifically referred to in the other provisions of Section 15.1 or this Section 15.4, any failure by Westmoreland Coal Company or Westmoreland Mining LLC to perform any of its obligations under either a Guaranty or the Westmoreland Pledge, unless in any such case such failure has been cured on or before the 20th day after notice thereof by NRG or such cure has been initiated and is being diligently pursued; provided that such cure is effected within forty-five (45) days from the receipt of such notice by TWCC, Westmoreland Coal Company, or Westmoreland Mining LLC, as applicable (or, notwithstanding the foregoing, such shorter period of time as may be necessary to avoid the payment of penalties or the loss of any permit, authorization, license, or concession);
     (g) Failure of a Guaranty, the Mortgage and Security Agreements, or the Westmoreland Pledge Agreement to be in full force and effect after the date executed, or Westmoreland Coal Company or Westmoreland Mining LLC repudiates or denies liability under or seeks to terminate any of a Guaranty, the Mortgage and Security

Agreements, or the Westmoreland Pledge Agreement or seeks to have any thereof found to be, or claims that any thereof is, void or of no force and effect;
     (h) Bankruptcy of TWCC, Westmoreland Mining LLC, or Westmoreland Coal Company;
     (i) TWCC, Westmoreland Mining LLC, or Westmoreland Coal Company fails to pay any indebtedness for borrowed money owed by such Person in excess of fifty thousand dollars ($50,000) in aggregate principal amount or any interest or premium thereon when due or within any applicable grace period specified in the agreement or instrument related to such indebtedness (provided that, unless the failure to pay any such amount has the effect of accelerating the maturity of such indebtedness, such failure to pay shall not be a TWCC Event of Default if TWCC, Westmoreland Mining LLC, or Westmoreland Coal Company is disputing in good faith its obligation to pay such amounts); or any other material default under any agreement or instrument relating to any such indebtedness, or any other event, occurs and continues after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such indebtedness; or any such indebtedness is declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;
     (j) a final judgment or judgments shall be entered against TWCC, Westmoreland Mining LLC, or Westmoreland Coal Company in the aggregate amount of five hundred thousand dollars ($500,000) or more individually and in the aggregate (net of insurance proceeds) (other than (i) a judgment which is fully covered by insurance or discharged within thirty (30) days after its entry, or (ii) a judgment, the execution of which is effectively stayed within thirty (30) days after its entry but only for thirty (30) days after the date on which such stay is terminated or expires) or that could reasonably be expected to constitute a material adverse effect;
     (k) immediately, if the LSA (or any portion thereof) is repudiated by TWCC or shall for any reason cease to be valid, binding and enforceable;
     (l) if TWCC fails to make prompt payment of undisputed invoices due to Subcontractors or for materials or labor or otherwise repudiates or is in default with respect to any of its obligations to any Subcontractor and such failure, repudiation, or default would reasonably likely be expected to have a material adverse effect on (i) the ability of TWCC to perform its obligations under the LSA, or (ii) the Mine and such failure is not cured on or before the 20th day after the earlier to occur of notice by NRG to TWCC of such failure or TWCC becoming aware of such failure.
     15.5 Remedies Following a TWCC Event of Default. Upon the occurrence of a TWCC Event of Default, NRG shall have the right to exercise any and all rights available to it under applicable law, including, but not limited to, the following:
     (a) Terminate the Lignite Supply Term (or the LSA as provided in Section 3.1);

     (b) Make and pursue a claim for compensatory damages arising from such TWCC Event of Default and any termination of the LSA or Lignite Supply Term arising therefrom;
     (c) Make and pursue a claim under a Guaranty;
     (d) Exercise remedies under the Mortgage and Security Agreement and/or the Westmoreland Pledge Agreement;
     (e) The remedy of specific performance; and
     (f) Exercise step-in rights in accordance with Section 15.10.
     15.6 NRG Event of Default. The following events shall be “NRG Events of Default”:
     (a) the Bankruptcy of NRG;
     (b) the failure by NRG to pay within thirty (30) days of when due all amounts owed to TWCC and not disputed in good faith by NRG, and such failure is not cured by or on behalf of NRG within fifteen (15) days of written notice from TWCC to NRG demanding such cure;
     (c) if there is a material breach by NRG of any representation or warranty made by NRG herein; or
     (d) if there is a material failure by NRG to perform its non-payment obligations hereunder, unless NRG has cured such breach on or before 20th day after notice thereof by TWCC or NRG has initiated and is diligently pursuing the cure of such breach and thereafter continues to diligently pursue such cure; provided that such cure is effected within forty-five (45) days from the receipt of such notice by NRG.
     15.7 Remedies Following an NRG Event of Default. Upon the occurrence of an NRG Event of Default, TWCC shall have the right to exercise any and all rights available to it under applicable law. Without limiting the generality of the foregoing, upon the occurrence of an NRG Event of Default, TWCC may terminate this LSA and collect the following amounts from NRG: including, but not limited to, the following
     (a) any amounts due and payable to TWCC under the LSA prior to the date of such termination; and
     (b) the actual cost of completing Final Reclamation.
     15.8 Payment. Damages determined under this Section 15 shall be payable within thirty (30) days after the terminating Party calculates and submits the calculations, including workpapers and documentation, to the other Party.
     15.9 Specific Performance. TWCC acknowledges and agrees that because of the unique value to NRG of and the special nature of the Mining Work TWCC is obligated to render to NRG hereunder, a TWCC Event of Default hereunder will cause irreparable harm to NRG that cannot be calculated and remedied solely through the payment of monetary damages, and accordingly TWCC agrees that the remedy of specific performance is an appropriate remedy for a TWCC Event of Default.
     15.10 Step-In Rights. Without limiting the generality of any other provisions for remedies for a TWCC Event of Default, TWCC hereby agrees that, upon the occurrence of a TWCC Event of Default that could reasonably be expected to result in material loss or liability to NRG, NRG shall have the right (but not the obligation) to retain a qualified contractor (“Independent Contractor”) (which could be an affiliate of NRG) to take possession of the Mine to operate the Mine at NRG’s cost and to resume or continue deliveries of lignite from the Mine to LEGS. If NRG chooses to retain an Independent Contractor, TWCC will fully cooperate in connection with retaining such Independent Contractor. The Independent Contractor would operate the Mine and perform the obligations of TWCC under this LSA for the remainder of the Term, or for such period of time as NRG believes is appropriate, provided however, that:
     (a) NRG may not seek damages from TWCC as a result of any breach by the Independent Contractor of any term of this LSA;
     (b) NRG shall continue to have the obligation to pay all current reclamation and Final Reclamation associated with the Mine (until such time, if any, as a Special TWCC Default Termination occurs);
     (c) The Independent Contractor will conduct its operations as a “contract operator” under and in compliance with TWCC’s applicable mining permits and licenses or under an alternative permitting arrangement that is consistent with Law and, if necessary, approved by the Texas Railroad Commission, and TWCC shall cooperate with NRG and the Independent Contractor to obtain any regulatory approvals required;
     (d) TWCC shall make available to the Independent Contractor for its use in performing the Mining Work the vehicles, machinery, and other mining equipment owned by TWCC and previously used in connection with performing the Mining Work;
     (e) TWCC and NRG will cooperate to ensure proper transition of the Mine and of TWCC’s vehicles, machinery, and equipment to the use of the Independent Contractor, and to that end will cooperate with TWCC’s lenders (if any), lessors (including mineral lessors), regulators, and/or any other party claiming a right in TWCC assets, or the power to direct the use or disposition of TWCC’s assets;
     (f) TWCC shall cooperate with NRG or the Independent Contractor regarding the provision of employees, and NRG and the Independent Contractor shall conduct all operations in accordance with all applicable regulatory permits and laws, including labor laws and (if applicable) collective bargaining agreements; and
     (g) NRG’s obligation to make payments of any kind under this LSA shall cease upon the retention of the Independent Contractor, except for any amounts properly due and owing and any claims pending as of the date of retention of the Independent Contractor, and except as otherwise provided in this Section 15.10.
     15.11 Mitigation. Each Party shall act reasonably to mitigate its damages in the event of a breach of this LSA by the other Party, including a Delivery Failure, TWCC Event of Default, and NRG Event of Default. When calculating compensatory damages, if the remedy described in Section 15.10 is exercised by NRG, the following factors shall be taken into account, (i) the reasonableness of the fee payable to the Independent Contractor, taking into consideration the fee paid to TWCC at the time of exercise of the remedy and the bids received from other contractors, (ii) the market value of any royalties payable to TWCC in connection with any reserves in the Mine owned by TWCC at the time of the Event of Default which are expected to be mined during the period covered by the exercise of the remedy described in Section 15.10, (iii) the value of any supplies owned by TWCC that are transferred to the Independent Contractor, and (iv) such other factors as may be equitable under the circumstances.
     15.12 Effect of Termination. Sections 2.2, 5.9, 6, 8.4, 12, 14, 17, 19 and 27.7 shall survive any termination of this LSA, notwithstanding that such termination may have arisen from an Event of Default; provided, however, that the obligations of NRG under Section 12.2 shall not survive a Special TWCC Default Termination, unless a Security Document Delivery has been previously completed.
16. REPRESENTATIONS AND WARRANTIES.
     16.1 TWCC Representations and Warranties. TWCC represents and warrants to NRG that:
     (a) it is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation and is qualified to conduct its business in those jurisdictions necessary to perform this LSA;
     (b) it has or reasonably expects to have all material Permits necessary for it to perform its obligations under this LSA;
     (c) the execution, delivery and performance of this LSA are within its powers, have been duly authorized by all necessary action and do not violate any of the terms or conditions in its certificate of incorporation, bylaws or other governing documents or any contract to which it is a party or by which any of its properties is bound or any law, rule, regulation, order, writ, judgment, decree or other legal or regulatory determination of any Governmental Authority applicable to it;
     (d) this LSA constitutes the legal, valid and binding obligation of TWCC, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, bankruptcy reorganization, receivership and other Laws affecting creditors’ rights generally, and with regard to equitable remedies, to the discretion of the court before which proceedings to obtain same may be pending;

     (e) no bankruptcy, insolvency, bankruptcy reorganization, receivership or other similar arrangement proceedings are pending or being contemplated by it or, to its knowledge, threatened against it;
     (f) no suits, proceedings, judgments, rulings or orders by or before any Governmental Authority that could reasonably be expected to materially adversely affect the ability of such Party to perform this LSA are pending or, to its knowledge, threatened or contemplated;
     (g) TWCC has or, immediately prior to delivery to NRG, will have, good title to all lignite delivered to NRG, free and clear of all liens, adverse claims and encumbrances, including all royalties, taxes, black lung fees, and pension reserves; and
     (h) TWCC is in material compliance with all laws and regulations regarding the mining, transportation and sale of lignite.
     16.2 NRG Representations and Warranties. NRG represents and warrants to TWCC that:
     (a) it is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation and is qualified to conduct its business in those jurisdictions necessary to perform this LSA;
     (b) it has all material Permits necessary for it to perform its obligations under this LSA;
     (c) the execution, delivery and performance of this LSA are within its powers, have been duly authorized by all necessary action and do not violate any of the terms or conditions in its limited partnership agreement or other governing documents or any contract to which it is a party or by which any of its properties is bound or any law, rule, regulation, order, writ, judgment, decree or other legal or regulatory determination of any Governmental Authority applicable to it;
     (d) this LSA constitutes the legal, valid and binding obligation of NRG, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, bankruptcy reorganization, receivership and other Laws affecting creditors’ rights generally, and with regard to equitable remedies, to the discretion of the court before which proceedings to obtain same may be pending;
     (e) no bankruptcy, insolvency, bankruptcy reorganization, receivership or other similar arrangement proceedings are pending or being contemplated by it or, to its knowledge, threatened against it; and
     (f) no suits, proceedings, judgments, rulings or orders by or before any Governmental Authority that could reasonably be expected to materially adversely affect the ability of such Party to perform this LSA are pending or, to its knowledge, threatened or contemplated.

     16.3 Reliance. Each of the Parties acknowledges that it has entered into this LSA and is contracting for the lignite to be supplied by TWCC and purchased by NRG in reliance upon the express representations and warranties set forth in this LSA and not upon any other representations or warranties of the other Party hereto.
17. INDEMNITIES.
     17.1 TWCC Indemnity. TWCC shall indemnify and hold harmless NRG Group from any Claim resulting from or attributable to (a) TWCC’s breach of any representation or warranty contained or failure to perform any obligation herein, or (b) TWCC’s negligence or willful acts or omissions or such acts or omissions of its employees or agents.
     17.2 NRG Indemnity. NRG shall indemnify and hold harmless TWCC Group from any Claim resulting from or attributable to (a) NRG’s breach of any representation or warranty contained herein or failure to perform an obligation, or (b) NRG’s negligence or willful acts or omissions or such acts or omissions of its employees or agents.
18. ASSIGNMENT.
     Neither Party may assign or otherwise transfer (collectively, an “Assignment”) this LSA or any of its rights or obligations hereunder, in whole or in part, without the prior written consent of the other Party, and any purported Assignment made without such prior written consent shall be void. Notwithstanding the foregoing, no such consent shall be required where the Assignment is (a) to a successor in interest of all or substantially all of the assets of such Party by way of merger, consolidation, sale of substantially all of its assets, divestiture pursuant to an order or decree of a court, or similar corporate reorganization; (b) to an affiliated corporate entity; or (c) to a purchaser of LEGS. No such Assignment shall be effective unless and until such assignee shall assume in writing all of the obligations of the assignor hereunder and under any related agreements.
19. GOVERNING LAW.
     This LSA shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.
20. NOTICES AND REPORTS.
     Any notice or other communication required or permitted under this LSA shall be in writing and effective upon receipt if hand-delivered or sent by certified mail, postage pre-paid, return receipt requested, by commercial overnight delivery service, or by facsimile transmission (provided a conforming copy is mailed the same day and any facsimile copy sent after 5:00 p.m. central time on a Business Day, or on a day that is not a Business Day, shall not be effective until the next Business Day).
     If directed to NRG, notices and other communications shall be sent to the following:
NRG Texas Power LLC
Attn: Lignite Manager, Limestone Station

Route 1, Box 85
Jewett, TX 75846
Fax: (903) 626-1098
     With a copy to:
NRG Texas Power LLC
Attn: General Counsel
1301 McKinney, Suite 2300
Houston, TX 77010
Fax: (713) 795-7444
     If directed to TWCC, notices and other communications shall be sent to the President of TWCC at:
Texas Westmoreland Coal Co.
4336 FM 39 South
P.O. Box 915
Jewett, Texas 75846
Attn: President/General Manager
Fax: (903) 626-5701
With a copy to:
Westmoreland Coal Company
2 North Cascade Avenue
Colorado Springs, Colorado 80903
Attn: General Counsel
Fax: (719) 448-5824
     The Parties shall further designate to each other, in writing at the earliest time practicable after the Effective Date, the names and contact information for emergency representatives in the event of non-availability of the representatives named above. Either Party may change its contact information by giving notice of such change to the other Party as above.
21. RECORDS.
     NRG shall have the right at all reasonable times to examine the records kept by TWCC concerning this LSA. NRG shall have the right to assign accounting personnel in a supervisory capacity to review the accounting policies and procedures followed by TWCC and to perform general audit functions in a commercially reasonable manner.
22. EXISTING EQUIPMENT AND ASSETS; OPERATIONS THROUGH DECEMBER 31, 2007.
     22.1 Existing Equipment and Assets. NRG agrees to make available to TWCC for use in the performance of the Mining Work the vehicles, machinery and other equipment owned by

NRG that is currently being used at the Mine and such other items of equipment as are acquired by NRG in accordance with this LSA for use in the Mining Work. TWCC shall maintain such vehicles, machinery, and equipment in reasonable condition and in accordance with Prudent Mining Practices. When TWCC and NRG together determine that any such vehicles, machinery, or equipment is no longer needed at the Mine, TWCC shall return or make available to NRG such equipment, vehicles, or equipment. NRG shall have a reasonable right to inspect and monitor the use and maintenance of the vehicles, machinery, and equipment made available by NRG to TWCC.
     22.2 Operations through December 31, 2007. To assure that the Mine is properly maintained through the remainder of 2007, TWCC agrees to (i) operate the Mine and to maintain all vehicles, machinery, and equipment utilized at the Mine in a manner that is consistent with the Prior LSA, Prudent Mining Practices, the preliminary 2008 AOP, and the Approved AOP for 2008, and (ii) conduct and complete all reclamation obligations in accordance with the Prior LSA, Prudent Mining Practices, and all applicable Permits and Laws. Additionally, TWCC agrees that all maintenance of vehicles, machinery, and equipment utilized at the Mine, whether owned by TWCC, owned by NRG, or leased, will be conducted in accordance with the maintenance schedule attached to this LSA as Exhibit 19. NRG shall have the right to conduct an audit of the Mine and such vehicles, machinery, and equipment at any and all reasonable times to determine TWCC’s compliance with the foregoing obligations, provided that such audit does not unreasonably interfere with the operation of the Mine and is in compliance with all safety Laws and requirements.
23. UNION PACIFIC RAIL SPUR.
     TWCC agrees to cooperate with and accommodate NRG’s activities, including siting, land acquisition, permitting, design and construction activities, in connection with the siting, design, construction, operation and maintenance of a rail spur routed generally southward from LEGS to the Union Pacific Railroad mainline through lands forming a part of the Mine that are not suitable for future lignite mining by TWCC. Such cooperation and accommodation shall include taking reasonable steps to help make or secure any necessary filings with or approvals of the RCT with respect to a post-mining land use of any such impacted properties that is compatible with the existence, operation and maintenance of such rail spur. NRG agrees that it shall reimburse TWCC as Mine Costs for all direct out-of-pocket costs and expenses reasonably incurred by TWCC in providing the cooperation and accommodation required under this Section 23, provided that TWCC shall have, to the extent possible, first notified NRG of the need to incur such costs and NRG shall have approved in writing such costs prior to their incurrence, such approval not to be unreasonably withheld.
24. EMPLOYMENT; SUBCONTRACTORS.
     24.1 Nondiscrimination. NRG and TWCC warrant and represent that they are Equal Opportunity Employers, and in the performance of this LSA, they shall not engage in any conduct or practice that violates any applicable law, order or regulation prohibiting discrimination against any person by reason of his or her race, color, religion, national origin, sex or age.

     24.2 TWCC Personnel; Subcontractors.
     (a) TWCC shall appoint an individual representative who shall have general supervisory authority over the Mine and the Mining Work (the “Mine Manager”). NRG shall be entitled to rely upon the authority of the Mine Manager to act on behalf of, and to commit, TWCC with regard to all matters under this LSA (other than modification of this LSA). Any orders, notices, or instructions given to the Mine Manager shall be deemed to have been given to TWCC. The Mine Manager shall act on behalf of TWCC as the principal interface with the LEGS Representative with respect to day-to-day operational matters.
     (b) Within ten (10) days after TWCC selects any replacement of the Mine Manager, TWCC shall notify NRG and provide the replacement Mine Manager’s qualifications to NRG. NRG shall within ten (10) days after receipt of the replacement Mine Manager’s qualifications submit in writing to TWCC any objections as to the qualifications of the replacement Mine Manager. The NRG Representative and the TWCC Representative shall meet to attempt to resolve the concerns raised by NRG. If the representatives are unable to reach agreement, then the issue of whether the replacement Mine Manager is qualified shall be resolved as a Minor Dispute pursuant to Section 6.2(a).
     (c) TWCC shall provide and make available the Mine Manager and all professional, supervisory and managerial personnel as are required to carry out the Mining Work. Such personnel shall be qualified and experienced in the duties to which they are assigned and shall be capable of carrying out the Mining Work in accordance with Prudent Mining Practices. All individuals employed by TWCC in the performance of the Mining Work shall be the employees of TWCC or its Subcontractor. TWCC shall retain sole responsibility with respect to labor matters in connection with carrying out the Mining Work. With respect to hiring of personnel and its employment policy, TWCC shall comply with all applicable labor and employment Laws and shall exercise control over labor relations in a reasonable manner consistent with the intent and purpose of this LSA.
     (d) TWCC may have any part of the Mining Work carried out by Subcontractors pursuant to written subcontracts between TWCC and such Subcontractors. TWCC shall be solely responsible for the engagement, supervision, and management of such Subcontractors. The creation of any Subcontractor relationship shall not (i) relieve TWCC of any of its obligations under this LSA, (ii) relieve TWCC of its responsibility for Mining Work carried out by any such Subcontractor, or (iii) create any relationship between NRG and any Subcontractor. Insofar as reasonably practicable, NRG shall communicate with any Subcontractor only through TWCC. In no event shall any Subcontractor be an Affiliate of TWCC, nor shall any Subcontractor make any payment or provide any other thing of value (other than the services to be provided under the subcontract or pursuant to arms-length unrelated transactions) to TWCC or any Affiliate thereof unless such amount is deducted from Mine Costs.

     (e) No Subcontractor is intended to be, nor shall any Subcontractor be deemed to be, a third-party beneficiary of this LSA. As a condition of any subcontract and to the extent permitted by applicable Law, TWCC shall require any Subcontractor to waive any claim it might have, in law or equity or otherwise, directly or indirectly, against NRG, including any right of such Subcontractor to place a lien or similar encumbrance upon the Mine or other property of NRG. TWCC shall in all of its contracts pertaining to operations require all Subcontractors to perform their services in connection with operations of the Mine in accordance with Prudent Mining Practices.
     24.3 Reimbursement. Notwithstanding anything to the contrary in this LSA, in no event shall NRG be liable to reimburse TWCC for costs related to liability to its current or former employees or contractors for employer liability (e.g., wrongful termination, sexual harassment, failure to supervise, etc.) or failure to pay or otherwise honor contractual or statutory commitments.
25. RESTRICTIONS ON TRANSACTIONS WITH AFFILIATES.
     NRG shall not be liable for and TWCC shall not seek reimbursement for any expenditure related to a transaction between TWCC and any affiliate of TWCC unless (a) such proposed transaction (including the material terms thereof) was disclosed to NRG in writing and (b) NRG approved such transaction in writing.
26. WARRANTY DISCLAIMER.
     TWCC MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE FITNESS OF THE LIGNITE SUPPLIED HEREUNDER FOR A PARTICULAR PURPOSE AND DISCLAIMS ALL WARRANTIES AND REPRESENTATIONS OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS LSA.
27. MISCELLANEOUS PROVISIONS
     27.1 Entire Agreement. This LSA, the Surface Use Agreement, and the Subleases constitute the entire understanding and agreement between the Parties with respect to the subject matter hereof, and, except as provided below, all prior agreements, understandings, or representations with respect to its subject matter are hereby canceled in their entirety and are of no further force and effect, except that the Prior LSA has been amended and restated in its entirety as this LSA. From and after 11:59 p.m. on December 31, 2007, the provisions of the Prior LSA shall be of no further force and effect and neither Party shall be liable under the provisions thereof, except (i) for defaults arising prior thereto, and (ii) for the provisions thereof that are amended and restated as obligations hereunder, which provisions include the provisions of Article G, Reclamation, subsections 1 and 2, of the Settlement Agreement that are restated in Exhibit 20 (“Subsections G1 and G2”). TWCC and NRG (and their respective predecessors in interest under the Prior LSA) shall continue (as part of this LSA) to have the same rights and obligations as existed under the Prior LSA with respect to Subsections G1 and G2, except as such rights and obligations of TWCC and NRG are modified as provided in Article 12 (which modifications shall benefit their respective predecessors in interest under the Prior LSA but shall not be construed to impose greater obligations thereon) and except that the process for the determination and payment of Final Reclamation costs shall be as provided in Section 12 and the other relevant provisions hereof (including the AOP process).
     27.2 Amendments or Modifications. No amendment, modification, or change of this LSA shall be binding upon the Parties unless and until such amendment, modification, or change is in writing and executed by the Parties.
     27.3 Severability. If any provision of this LSA shall be adjudicated to be invalid, illegal, or unenforceable, then such provision shall be considered severed from the rest of this LSA, and the remaining provisions shall continue in full force and effect as if the invalid provision had not been included.
     27.4 Construction. No understandings or agreements not expressly stated herein shall be binding on the Parties in the construction or fulfillment hereof unless such understandings or agreements are reduced to writing and signed by the respective parties. The rule of construction that ambiguous provisions shall be interpreted against the drafter shall not apply to this LSA.
     27.5 No Third-Party Beneficiaries. This LSA shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. This LSA is not intended to, and shall not, create rights, remedies, or any benefits of any character whatsoever in favor of any Person other than the Parties.
     27.6 Remedies Cumulative. Except as otherwise specifically provided herein, each remedy provided for under this LSA shall be taken and construed as cumulative and in addition to every other remedy provided for herein or available at law or in equity.
     27.7 Confidentiality. Each Party shall maintain the terms of this LSA in confidence and shall not disclose any information concerning the terms, performance or administration of this LSA to any other Person; provided that (a) either Party may disclose such information: (i) to any of such Party’s Group, (ii) to any prospective member of such Party’s Group, and (iii) to any Person providing or evaluating a proposal to provide financing to the recipient Party or any direct or indirect owner of such Party and (b) NRG or TWCC may provide copies of this LSA, with pricing information redacted, to purchasers or potential purchasers of LEGS or the Mine, as the case may be, or all or any portion of the electric output from LEGS; provided in each case that the recipient Party shall provide to each Person to which disclosure is made a copy of this Section 27.7 and direct such Person to treat such information confidentially, and the recipient Party shall be liable for any breach of the terms of this Section 27.7 by such Persons to which it makes any such disclosure. The foregoing restrictions will not apply (A) to information that is or becomes generally available to the public otherwise than as a result of disclosure by the recipient Party, (B) to information that is already in, or subsequently comes into, the recipient Party’s possession, provided that the source of such information was not, to the recipient Party’s knowledge, obligated to keep such information confidential, or (C) to information that is required to be disclosed pursuant to Law or stock exchange rules and regulations or is otherwise subject to legal, judicial, regulatory or self-regulatory requests for information or documents. If either Party is required to disclose any information required by this Section 27.7 to be maintained as confidential in a judicial, administrative or governmental proceeding, such Party shall give the other Party at least ten (10) Business Days’ prior written notice (unless less time is permitted by the applicable proceeding) before disclosing any such information in any said proceeding and, in making such disclosure, the Party required to disclose the information shall disclose only that portion thereof required to be disclosed and shall take all commercially reasonable efforts to preserve the confidentiality thereof, including obtaining protective orders and supporting the other Party in intervention. Nothing contained herein shall obligate either Party to disclose to the other Party any information that would be prohibited from disclosure under confidentiality agreements with third parties, including licenses; and any such information shall only be disclosed to the other Party after appropriate confidentiality agreements have been entered into or appropriate consents obtained.
     27.8 Policies and Procedures. The Parties shall cooperate in good faith and use reasonable efforts to agree on, within one hundred eighty (180) days of the Effective Date, a detailed policies and procedures manual for the activities and operations contemplated by this LSA (provided that any failure to so agree shall not affect the rights or obligations of either Party hereunder, and that this LSA shall control over any contrary provisions in such policies and procedures).
     27.9 Captions. The captions to the Sections of this LSA are for convenience of reference only and shall not be taken or construed to define or limit any of the terms or provisions of this LSA.
     27.10 Counterparts. This LSA may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Delivery of the executed signature pages by facsimile transaction will constitute effective and binding execution and delivery of this LSA.
     27.11 Binding Signatures. This LSA shall not be binding on either Party hereto unless executed by both Parties hereto. NRG’s signature shall no longer be valid and binding on NRG if on or before September 28, 2007: (i) this LSA is not executed by TWCC, (ii) the Guaranty and related letter agreement are not executed by Westmoreland Coal Company and (iii) each of (i) and (ii) are not delivered to NRG by October 1, 2007.
[Remainder of Page Intentionally Left Blank. Signature Pages Begin on Next Page.]

     IN WITNESS WHEREOF, the Parties, through their duly authorized representatives, have executed this LSA effective as of the date first written above.

TEXAS WESTMORELAND COAL CO.

By:	/s/ Joseph E. Micheletti

Name:	Joseph E. Micheletti

Title:	President

[Signature Page to Lignite Supply Agreement]

NRG TEXAS POWER LLC

By:	/s/ Thad Hill

Name:	Thad Hill

Title:	President

[Signature Page to Lignite Supply Agreement]

EXHIBIT 1
Mine
[Exhibit 1 consists of a two-page graphic depiction of the Mine.]

Exhibit 1 — Page 1

Exhibit 2
Mine Plan Insert
While this Mine Plan is specific with regard to qualities and quantities of lignite available, annual quantities of lignite to be mined and sold, the mining sequence by and in each area, the projected mining costs and the equipment and staffing resources to be employed, the Parties recognize this information is based on projections and that details herein may be subject to adjustment in an Approved AOP.

WESTMORELAND COAL COMPANY
14th Floor, 2 North Cascade Avenue, Colorado Springs, CO 80903
Phone: [719] 442-2600 • Fax: [719] 448-5894 or 5825
June 1, 2007
Thad Hill, President
NRG Texas
1301 McKinney, Suite 2300
Houston, Texas 77010
Dear Thad,
As promised, I have enclosed the life of mine projections for the Jewett Mine. This report was prepared by Mark Seglem and his staff and they can certainly provide additional detail should your people need it.
This projection was prepared on the basis of maximum efficiency and, as such, actually scales down production over the remaining life of the mine to maximize use of the draglines. It is my understanding that this approach is consistent with the recommendations of consultants who were engaged to study this matter. Also, this projection assumes that approximately five million tons of reserves are not mined as they lay beneath power towers that would have to be relocated. Given the current market for coal, this is not economically feasible, but future market conditions might change that. Finally, this mine plan pushes final reclamation out to its further point possible.
The capital requirements for the mine are also detailed. Tub work on the draglines is the major expenditure listed.
Feel free to contact me if you have any questions. Mark and his staff would probably be more helpful.
I look forward to hearing your thoughts on the long term options that we might pursue.
Sincerely,
/s/
Keith E. Alessi
Chief Executive Officer

Life of Mine Cost Projection: 2008-2018
Strictly Confidential
Report Date: May 2007

Scope:
The purpose of this report is to provide an economic review and mining details for the Life of Deposit Plan (LOD) of the Jewett Mine. This mine plan and cost forecast will be presented to NRG for review in the context of negotiating a long term “cost plus” lignite supply agreement. The mine plan and costing presented herein was compiled utilizing historical costs of equipment, maintenance, and the operational experience of the Jewett Mine coupled with best engineering practices.
Executive Summary:
Operationally this study reflects an ascending strip ratio sequence, maximizing the use of the three 8200 and the 8750 series Marion draglines. Use of mobile stripping equipment is minimized in the LOD mine plan, which leads to a step down of annual lignite sales beginning in 2012. 89.0 TBtu is scheduled for delivery for all years 2008 through 2011; deliveries reduce to 67 TBtu in years 2012 through 2014, and further reduce to 46 TBtu for years 2015 through 2018 (The option to continue mining 89 TBtu through 2015, rather than the step down delivery schedule of the LOD remains viable; however, mining costs will increase incrementally with a larger portion of stripping being completed with mobile mining equipment. Depending on the market at the time, NRG could very well have the option to incur those additional costs and purchase larger volumes of lignite). A table of projected deliveries and mining costs (without capital dollars) are included in Table 1 below.
Table 1. Production and Operating Expense Summary

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Strip Ratio	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Tons Sold (Mton)	6.808	6.854	6.947	6.961	5.152	5.113	5.111	3.567	3.52	3.517	3.441
TBtu Sold	89.0	89.0	89.0	89.0	67.0	67.0	67.0	46.2	46.2	46.2	46.1
Cost ($MM)	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
$/Ton	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
$/mmbtu	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Note:	All values in constant 2007 dollars.
Capital Expense:
Major civil projects for this study are primarily related to Area BX development and include the construction of haulroads, construction of one major sediment control pond, relocation of highway FM 39, along with other associated drainage projects. A table of all forecasted capital expenditures is shown in Table 2 below:

Table 2. Forecasted Capital Expenditures

($ MM)	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Sediment Control	[****]
Haulroads		[****]		[****]	[****]		[****]
Relocations	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Major Support Equipment	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Office / Equip.	[****]		[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Land	[****]	[****]	[****]
Total Capital	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Note:	All values in constant 2007 dollars.
Table 3. Projected Depreciation Schedule for Forecasted Capital

($ MM)	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
NRG DD&A	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Note:	Approximately [******] of non-depreciated NRG assets remain after 2020, primarily due to assumed dragline component life of 25-years.
Key Assumptions:
     The following key engineering assumptions were made for this mine plan.
Bonding
Current bond held for Permit 32F includes $50M secured by NRG (CenterPoint Energy) and $7.5M by TWCC. For Permit 47F, TWCC currently holds bonding of $17.5M and TWCC will acquire an additional $1M in bonding for Area F (Permit 47F) in 2007. Future bonding requirements are projected at [****] in 2008 and [****] in 2009. With a [***] collateralization required for bonding, restricted cash requirements are [****] and [****] in years 2008 and 2009 respectively.
Dragline Operations
DL25
•	87% availability

•	14-days of downtime per year except in 2012 when 60-days are allowed for tub replacement

•	Maximum digging depth = 180 feet

•	2,480 BCY per operating hour

DL26
•	87% availability

•	14-days of downtime per year except in 2010 when 60-days are allowed for tub replacement

•	Maximum digging depth = 180 feet

•	2,510 BCY per operating hour
DL27
•	87% availability

•	14-days of downtime per year except in 2011 when 60-days are allowed for tub replacement

•	Maximum digging depth = 180 feet

•	2,510 BCY per operating hour
DL28
•	80% availability

•	14-days of downtime per year plus 20-days in 2008 for drum hardening

•	Maximum digging depth = 165 feet

•	2,700 BCY per operating hour
Dragline Walks/Delays
•	28-days allowed for DL 25 to reopen Area B-South pit, 2009

•	45-days allowed for DL 26 to walk from Area F-North to Area BX, 2010
Mining Limits & Utility Relocations
Expanded limits within Areas BX and Area E are included. Previously planned limits for Area F-North and Area F-South are unchanged. Gas wells (3 in total) located in Area BX are removed due to depletion. Relocation of a 16” aviation fuel pipeline and 138kV power line in Area E is planned and included in the capital forecast.
Miscellaneous Assumptions
•	Quality, recovery and dilution assumptions are consistent with 2007 AMP, and historical values.

•	All mining sequences are scheduled with dragline positions as of May 1, 2007.

•	Water rights requirements are assumed to be granted as planned from the TCEQ.

•	Royalties payable to NRG are not included in this cost plus projection, and those projected royalties are listed in Table 4.

Table 4. Projected NRG Royalties

($ 1000’s)	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
NRG Royalties	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Dragline Sequence:
The mining sequence for each dragline is shown graphically in the mine progression maps found in Appendix B. A general description of the dragline movements are described below:
•	Dragline 25 (DL 25) is shown to move to Area B-South in 2009 from its current location in Area B-North. A 28-day delay has been assumed to allow for the required walk as well as to allow DL 25 time to clean the abandoned pit in B-South. Mining continues in B-South until 2012 when DL 25 moves to Area BX to work in tandem with DL 26. This arrangement continues until 2017 when DL 25 moves back to B-South and mines until the end of 2018.

•	Dragline 26 is currently located in Area F-North and continues to mine this area until 2009. From Area F-North, DL 26 walks to Area BX and mines until 2018. The walk from F-North to BX is planned to take 45-days, and is included as a capital project.

•	Dragline 27 continues to mine the Area F-South until it is mined out in 2014. At the completion of mining in F-South, DL 27 walks to Area E replacing DL-28. DL27 continues mining in Area E through the term of the LOD, 2018.

•	Dragline 28 continues mining in Area E through 2014, at which time DL27 takes over mining in Area E and DL-28 is retired.
Final Pit Schedule:
Reclamation of final pits generally occurs in phases, with, one or more newly created ponds, and with at least 2-years of added time to allow for water rights issues to be resolved. The following table lists the years in which final pit reclamation is forecasted.

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
C Area Phase I of II	X
D/DX Area	X
C Area Phase II of II		X
B-North Area Phase I of III		X
B-North Area Phase II of III			X
F-North Area			X
F-South Area								X
E-North Area									X
E-Mid Area												X
E-South Area												X
B-North Area Phase III of III												X
BX Area												X
B-South Area												X
Detailed Cost Report:
A detailed operating expense forecast and a detailed capital scheduled is provided in Appendix A. All costs are in constant 2007 dollars.
Mine Plan Sequence Maps:
LOD Mine Plan sequence maps are provided in Appendix B.
Appendix A: Operating Expense and Capital Forecast
Appendix B: Mine Plan Sequence Maps

Texas Westmoreland Coal Co.
2007 Life of Deposit Capital Forecast
Detail Report for Years 2008 — 2018

2007 Constant Dollars

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Total
	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL

SEDIMENT CONTROL
Construct Pond 36	[******]											[******]
BX1 Diversion	[******]											[******]

Total Sediment Control	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

HAUL ROADS												[******]
BX-1 Haul Road		[******]										[******]
BX-2 Haul Road		[******]		[******]								[******]
DL27 Walkway (F-South to E)		[******]					[******]					[******]
B-3 Haul Road		[******]										[******]
DL26 Walkway (B-BX)					[******]							[******]
DL26 Walkway (F-BX)		[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Haul Roads	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

RELOCATIONS
Magellan 16” Pipeline	[******]											[******]
FM 39 Relocation:												[******]
Construction	[******]											[******]
SWB Telephone Reloc	[******]											[******]
NAV Elec 12.5 Kv Reloc	[******]											[******]
SWB Fiber Optic Reloc	[******]											[******]
Brazos Valley 138Kv Reloc	[******]											[******]
Enbridge:												[******]
6” Pipeline (abandon)	[******]											[******]
8” Pipeline (lowering)	[******]											[******]
12” Pipeline (lowering)	[******]											[******]
20” Pipeline (lowering)	[******]											[******]
4” Pipeline (low)-North end	[******]											[******]
FM39 Surety Bond		[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
TXU 138kV Reloc				[******]								[******]
Substation connect to TXU 138kv	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Relocations	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
2007 Life of Deposit Capital Forecast
Detail Report for Years 2008 — 2018
2007 Constant Dollars

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	Total

MAJOR/SUPPORT EQUIPMENT
Engine Replacements	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Light Vehicles	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Swing Bearing 5130		[******]	[******]		[******]	[******]		[******]		[******]		[******]
Tools & Small Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
(2) Barge Pumps-6” Diesel	[******]		[******]			[******]			[******]			[******]
DL Bucket 8200		[******]			[******]			[******]				[******]
Cable Tractor	[******]	[******]										[******]
DL Bucket-8760		[******]										[******]
Replace Boom/Weld Truck			[******]									[******]
Replace Motor Grader	[******]			[******]			[******]					[******]
Replace D-10’s (2)	[******]			[******]								[******]
Replace D-9				[******]								[******]
Replace 992/5130 Backhoe			[******]									[******]
Replace 5130 Backhoe Boom				[******]		[******]						[******]
DL Repairs (Contingency) Mechanic	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Boom Support Ropes – 8200	[******]		[******]	[******]	[******]		[******]	[******]	[******]		[******]	[******]
Boom Support Ropes – 8750		[******]			[******]							[******]
Dragline Tub Replace – 8200			[******]	[******]	[******]							[******]
DL Production Monitor	[******]	[******]										[******]
Crusher Belt Replacement		[******]		[******]			[******]		[******]			[******]
*New Flt-785 E Dumps (4)				[******]								[******]

Total Major Equip	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

(Note: * = Capital lease equip.)

OFFICE & COMPUTER EQUIP.
Imaging Server			[******]			[******]			[******]			[******]
Data File Server			[******]			[******]			[******]			[******]
DNS/DHCP Server	[******]			[******]			[******]					[******]
Plotter Replacement			[******]		[******]			[******]		[******]		[******]
Replace Color Laser	[******]					[******]				[******]		[******]
Replace GPS Data Collector	[******]									[******]		[******]
Replace GPS Equipment					[******]							[******]

Total Office	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
2007 Life of Deposit Capital Forecast
Detail Report for Years 2008 — 2018
2007 Constant Dollars

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	Total

LANDS
Refurbish Adm., Eng., & Shop roofs	[******]	[******]	[******]									[******]
Tract Purchases/Bonus-BX	[******]	[******]	[******]									[******]

Total Lands	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Capital	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Additional Bond Collateralization	[******]	[******]										[******]
Note: Civil Projects are based on flight topography and survey is pending
LOD Cost Report Cap Detail.xls

Texas Westmoreland Coal Co.
Cost Report for Life Of Deposit
Costs Billed Thru to NRG

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Stripping
Dragline — Cost Center 514
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Equipment Maintenance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Dragline Stripping	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Yard	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Mobile — Cost Center 515
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Mobile Stripping	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Yard	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Stripping	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Yard	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Lignite Handling
Lignite Loading — Cost Center 536
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Lignite Loading	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Lignite Hauling — Cost Center 537

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Lignite Hauling	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Lignite Crushing — Cost Center 539
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Maintenance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Lignite Crushing	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
Cost Report for Life Of Deposit
Costs Billed Thru to NRG

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018

Total Lignite Handling	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Roads
Road Maintenance – Cost Centers 551 & 552
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Electricity	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Road Maintenance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total roads	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Dewatering

Surface Dewatering – Cost Center 571
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Surface Dewatering	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Overburden Dewatering – Cost Centers 575 & 576
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Surface Dewatering	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Dewatering	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Maintenance

Support Equipment – Cost Center 675
Pickups/Trucks	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rental Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Cranes	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
KV Systems	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Light Plants	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Pumps & Barges	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Maintenance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
LOD Cost Report Cap Detail.xls/Cost Plus Cost Report

Texas Westmoreland Coal Co.
Cost Report for Life Of Deposit
Costs Billed Thru to NRG

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Total Support Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Other Maintenance – Cost Centers 679 & 690
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Travel & Auto	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Electricity	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rents	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Other Maintenance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Maintenance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

General/Production
Clearing – Cost Centers 596 & 597
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Clearing	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Warehouse – Cost Center 595
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Travel & Auto	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Freight	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Hotshot Fees	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rent	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Purchases	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Inventory Adjustment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Restocking Fees	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Education & Training	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Warehouse	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Production Taxes

State Sales & Use Tax	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Federal Reclamation Tax	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Real Estate & Personal Property T	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Production Taxes	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Relocations – Cost Center 598

Texas Westmoreland Coal Co.
Cost Report for Life Of Deposit
Costs Billed Thru to NRG

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Relocations	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

General – Other-Cost Centers 592 & 590
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Travel & Auto	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Electricity	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Rental	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total General – Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total General Production	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
TOTAL PRODUCTION	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Current Reclamation
Regarding – Cost Center 715

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rental Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Maintenance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Regrading	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Revegetation – Cost Center 717
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Revegetation	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Current Reclamation	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Post Mine Reclamation
Final Pit – Cost Center 431

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Rental Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Final Pit	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
Cost Report for Life Of Deposit
Costs Billed Thru to NRG

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Facility Removal – Cost Center 432
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Facility Removal	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Post Mine Management – Cost Center 439

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Post Mine Management	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Post Mine Reclamation	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Compliance
Permitting – Cost Center 748

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Permitting	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Monitoring-General – Cost Center 742
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Monitoring – Engineering	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Monitoring – Haz Mat – Cost Center 743
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Monitoring – Haz Mat	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Sediment Control – Pond Treatment – Cost Center 741

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Sediment Control – Pond	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Sediment Control – Engineering-Cost Center 745
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Sediment Control – Engin	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Sediment Control – Erosion Control Cost Center 746
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Sediment Control	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
Cost Report for Life Of Deposit
Costs Billed Thru to NRG

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Sediment Control – Hay – Cost Center 747

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Sediment Control	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Other – Cost Center 749
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Compliance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
TOTAL RECLAMATION	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Administrative & Engineering
Engineering – Cost Center 580
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Engineering	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Safety – Cost Center 952
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Awards	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Travel & Auto	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Safety	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Facilities – Cost Center 953
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Utilities	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Education & Training	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Association Dues/Fees	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Travel & Auto	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Small Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Facilities	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
Cost Report for Life Of Deposit
Costs Billed Thru to NRG

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Security – Cost Center 955

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Security	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Business/Administration – Cost Centers 951 & 959
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Gainsharing
Travel & Auto	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Communications	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rental Equipment/Building	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Discounts	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Industry/Association Dues	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Education & Training	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Parent Company Allocated Overhe	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Business	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
D,D, & A
Deprec. Depl. Amort	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total D, D, & A	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Purchasing – Cost Center 954

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Travel & Auto	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Education & Training	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Purchasing	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Employee Relations – Cost Center 957 plus 959160
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Personal Issue Allowance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Post Employment Benefits	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Awards	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Travel & Auto	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
Cost Report for Life Of Deposit
Costs Billed Thru to NRG

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Industry/Association Dues	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Education & Training	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Employee Relations	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Information Systems – Cost Center 956

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Travel & Auto	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Telephone	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Small Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Education & Training	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Information Systems	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Lands – Cost Center 956
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Travel & Auto	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Industry/Association Dues	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Education & Training	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Surface Leases	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Lands	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Insurance

Insurance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Insurance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

TOTAL ADMIN. & ENGINEERING	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Royalties & Damages

Surface Damages	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Delay Rentals	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Minimum Royalties	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Mineral Royalties	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Overriding Royalties	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Royalties & Damages	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
Cost Report for Life Of Deposit
Costs Billed Thru to NRG

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Non-operating Income/Deductions
Donations	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Interest Expense	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Non-operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Grand Total	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
TWCC Tons	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

NRG Tons	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Tons	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/MMBTU	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Yards:
Dragline	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
BWE

Mobile	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Reclamation Acres	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

[The last two pages of Exhibit 2 consist of a two-page graphic depiction of the Mine.]

EXHIBIT 3
2008 Preliminary AOP
See attached. Note that although the attached preliminary form contains a line for D.D. &A (Depreciation, depletion and amortization), such amounts are not included in Mine Costs.
Exhibit 3 — Page 1

Exhibit 3
Texas Westmoreland Coal Co.
2008 Preliminary AOP — Mine Costs

Final 8/22/07	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	Total

Stripping
Dragline — Cost Center 514
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Equipment Maintenance													[******]
Total Dragline Stripping	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Yard	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Mobile — Cost Center 515
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies													[******]

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rent Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Additional Equipment Costs													[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Mobile Stripping	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Yard	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Stripping	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Yard	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Lignite Handling
Lignite Loading — Cost Center 536
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Materials & Supplies													[******]
Rent Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract													[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Lignite Loading	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Lignite Hauling — Cost Center 537

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies													[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Additional Equipment Costs	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Maintenance													[******]
Total Lignite Hauling	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Lignite Crushing — Cost Center 539
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
2008 Preliminary AOP — Mine Costs

Final 8/22/07	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	Total

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Contract													[******]
Equipment Rental	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Maintenance													[******]

Total Lignite Crushing	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Lignite Handling	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Roads
Road Maintenance — Cost Center 551 & 552

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rent	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Electricity													[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Road Maintenance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Roads	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Dewatering
Surface Dewatering — Cost center 571

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rental Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Electricity													[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Surface Dewatering	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Overburden Dewatering — Cost Centers 575 & 576
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Travel & Auto													[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Electricity	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rental Equipment													[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Equipment Maintenance													[******]

Texas Westmoreland Coal Co.
2008 Preliminary AOP — Mine Costs

Final 8/22/07	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	Total

Total Overburden Dewatering	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Dewatering	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Maintenance
Support Equipment — Cost Center 675													[******]
Labor (including fringe & tax)													[******]

Pickup/Trucks													[******]
Travel													[******]
Materials & Supplies/Equip Operating													[******]
Contract													[******]

Rental Equipment													[******]
Cranes													[******]
KV Systems													[******]
Reclamation Equipment													[******]

Light Plants													[******]
Pumps & Barges													[******]
Equipment Maintenance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Support Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Other Maintenance — Cost Centers 679 & 690
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Gainsharing													[******]

Travel & Auto													[******]
Materials & Supplies													[******]
Contract													[******]
Electricity													[******]

Rents													[******]
Total Other Maintenance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Maintenance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
General Production
Clearing-Cost Centers 596 & 597													[******]
Labor (including fringe & tax)													[******]

Materials & Supplies													[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Clearing	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Warehouse- Cost Center 595
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
2008 Preliminary AOP — Mine Costs

Final 8/22/07	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	Total

Freight	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Hotshot Fees	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rent	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Purchases													[******]

Restocking Fees	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Warehouse	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Production Taxes

State Sales & Use Tax	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Federal Reclamation Tax	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Real Estate & Personal Property Tax	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Production Taxes	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Relocations- Cost/Center 598
Materials & Supplies													[******]
Contract													[******]

Total Relocations	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
General — Other- Cost Centers 592 & 590
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Electricity	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total General — Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total General Production	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

TOTAL PRODUCTION	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Current Reclamation
Regrading- Cost Center 715

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rental Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Regrading	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Revegetation- Cost Center 717

Texas Westmoreland Coal Co.
2008 Preliminary AOP — Mine Costs

Final 8/22/07	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	Total

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Revegetation	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Current Reclamation	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Post Mine Reclamation

Final Pit- Cost Center 431
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Rental Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Equipment Operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Final Pit	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Facility Removal- Cost Center 432
Labor (including fringe & tax)													[******]
Materials & Supplies													[******]

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Facility Removal	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Post Mine Management- Cost Center 439

Labor (including fringe & tax)													[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Post Mine Management	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Post Mine Reclamation	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Compliance

Permitting- Cost Center 748
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Travel & Auto													[******]

Bond & Insurance													[******]
Total Permitting	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Monitoring- General- Cost Center 742

Labor (including fringe & tax)													[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
2008 Preliminary AOP — Mine Costs

Final 8/22/07	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	Total

Small Equipment													[******]

Electricity													[******]
Other													[******]
Total Monitoring- Engineering	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Monitoring- HazMat- Cost Center 743
Labor (including fringe & tax)													[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Electricity	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Monitoring- Haz Mat	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Sed Control- Pond Treatment- CC 741

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Electricity													[******]
Total Sediment Control- Pont Treatment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Sediment Control-Engineering- Cost Center 745
Labor (including fringe & tax)													[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Electricity													[******]
Equipment Operating													[******]
Equipment Maintenance													[******]

Total Sediment Control- Engineering	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Sediment Control- Erosion Control- Cost Center 746
Labor (including fringe & tax)													[******]

Materials & Supplies
Total Sediment Control	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Sediment Control- Hay- Cost Center 747													[******]

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Sediment Control	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Acre	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Other- Cost Center 749
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
2008 Preliminary AOP — Mine Costs

Final 8/22/07	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	Total

Gainsharing													[******]
Awards													[******]

Travel & Auto													[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Industry/Association Dues													[******]

Education & Training													[******]
Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Compliance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
TOTAL RECLAMATION	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Administrative & Engineering
Engineering- Cost Center 580
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract Services	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Engineering	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Safety- Cost Center 952
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Gainsharing													[******]
Awards													[******]

Travel & Auto
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Small Equipment													[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Safety	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Facilities- Cost Center 953

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Gainsharing													[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Utilities	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Small Equipment													[******]
Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Facilities	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
2008 Preliminary AOP — Mine Costs

Final 8/22/07	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	Total

Security- Cost Center 955
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Security	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Business/Administration- Cost Centers 951 & 959
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Gainsharing													[******]

Travel & Auto													[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Electricity													[******]

Communications	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rental Equipment/Building	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Parent Company Allocated Overhead	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Business	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
D.D.&A-TWCC Existing Assets Only
Deprec, Depl, Amort.	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total D, D, & A	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Purchasing- Cost Center 954
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Gainsharing													[******]
Travel & Auto													[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Total Purchasing	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Employee Relations- Cost Center 957 plus 959160
Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Employee Relations	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Information Systems-Cost Center 956

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Gainsharing													[******]
Travel & Auto													[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
2008 Preliminary AOP — Mine Costs

Final 8/22/07	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	Total

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Rental Equipment													[******]
Telephone	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Small Equipment													[******]

Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Information Systems	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Lands-Cost Center 958

Labor (including fringe & tax)	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Gainsharing													[******]
Travel & Auto													[******]
Materials & Supplies	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Contract	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Industry/Association Dues													[******]
Education & Training													[******]
Surface Leases													[******]

Other	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Lands	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Insurance & Workers Compensation

Insurance	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Ins. & Workers Comp.	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
TOTAL ADMIN. & ENGINEERING	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Royalties & Damages
Writeoff of nonrecoupable adv roy													[******]
Drilling Damages													[******]

Surface Damages													[******]
Delay Rentals	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Minimum Royalties													[******]

Credit for Recoup of A/R Pd by REI													[******]
Mineral Royalties	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Overriding Royalties	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Budget Adjustment													[******]

Total Royalties & Damages	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Texas Westmoreland Coal Co.
2008 Preliminary AOP — Mine Costs

Final 8/22/07	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	Total

Non-operating income/Deductions
Other Non-operating													[******]

Donations													[******]
Interest Expense	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Interest Income	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Non-operating	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Grand Total	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
$/Ton	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

TWCC Tons	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

NRG Tons	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total Tons	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
S/MMBTU	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Yards:

Dragline	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
BWE	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Mobile	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
Total	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Reclamation Acres	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

MMBTU	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Avg Btu	[******]

Texas Westmoreland Coal Co.
2008 Preliminary AOP Capital Budget
2008 Constant Dollars

	Jan	Feb	March	April	May	June	July	Aug	Sept	Oct	Nov	Dec	TOTAL
SEDIMENT CONTROL
Pond 36												[******]	[******]
BX1 Diversion									[******]	[******]	[******]	[******]	[******]
[******]

HAUL ROADS
(None)													[******]

RELOCATIONS
Magellan 16” Pipeline	[******]												[******]
FM39 Relocation Construction	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
FM39 SW Bell										[******]	[******]	[******]	[******]
FM39 Navasota Electric										[******]	[******]	[******]	[******]
FM39 SW Bell Fiber Optic										[******]	[******]	[******]	[******]
FM39 Brazos 138 kV	[******]	[******]	[******]										[******]
Enbridge 6” Pipeline	[******]												[******]
Enbridge 8” Pipeline	[******]	[******]											[******]
Enbridge 12” Pipeline	[******]	[******]	[******]										[******]
Pinnacle 20” Pipeline	[******]	[******]	[******]										[******]
Enbridge 4”	[******]												[******]
FM39 Surety Bond	[******]												[******]
[******]

Texas Westmoreland Coal Co.
2008 Preliminary AOP Capital Budget
2008 Constant Dollars

	Jan	Feb	March	April	May	June	July	Aug	Sept	Oct	Nov	Dec	TOTAL
MAJOR/SUPPORT EQUIP
Engine Replacements	[******]		[******]		[******]	[******]	[******]	[******]	[******]		[******]	[******]	[******]
Light Vehicles				[******]									[******]
Tools & Small Equipment	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]
(2) Barge Pumps-6” Diesel	[******]												[******]
(2) Cable Tractors		[******]											[******]
Replace Motor Grader			[******]										[******]
DL Repairs (Contingency)		[******]			[******]			[******]			[******]		[******]
Boom Support Ropes — 8200			[******]										[******]
DL Production Monitor				[******]									[******]

SAFETY EQUIPMENT
20’ Enclosed Trailer	[******]												[******]
Safety Rescue Equipment	[******]			[******]									[******]
[******]

OFFICE & COMPUTER EQUIP.
DNS/DHCP Server												[******]	[******]

LANDS
FM 39 ROW	[******]	[******]	[******]	[******]				[******]	[******]	[******]	[******]		[******]
Tract Purcases/Bonus							[******]	[******]	[******]				[******]
Admin Roof Restoration							[******]						[******]
Admin A/C Unit Replace					[******]								[******]
[******]

Grand Total	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]	[******]

Additional Bond Collateralization	[******]												[******]
Note: Civil Projects are based on flight topography and survey is pending. Sales Tax has not been included.

EXHIBIT 4
AOP Components
Each AOP shall include details of the lignite reserve quantities and quality, mining and reclamation plans, the maximum capacity of the Mine for the relevant Year, operations, assumptions and estimated costs required to produce and deliver AOP Volumes proposed by NRG, and to perform agreed reclamation and other work during a suspension of production or after production ceases. The AOP shall contain initial capital estimates and justification, including development and construction plans and budget quotations. Without limiting the generality of the foregoing, each AOP shall contain the components set forth in the attachment hereto titled “Exhibit – AOP and Other Information Requirements” and shall be of a scope and level of detail similar to the attachment hereto entitled “Northwestern Resources Co. 1999 Annual Mine Plan”.
Exhibit 4 — Page 1

EXHIBIT 4
AOP and OTHER INFORMATION REQUIREMENTS
In the course of developing an Annual Operating Plan (AOP), NRG requests TWCC use, maintain, and make available for review by NRG the following information, provided such information is readily available:
I. Life of Mine Plan Information Requirements
The information provided each year for the updated Life of Mine Plan should include the following items plus any other information required to substantiate Seller assumptions or any other Buyer inquiries. The Life of Mine Plan shall be based on engineered estimates of annual quantities and work effort and shall provide reasonable details of assumptions, annual production and operations statistics, and annual production and capital cost estimates as follows.
1)	The updated Life of Mine Plan should be based on an updated geological model that reflects all available geological and lignite quality data. The updated geological model should be provided including drill hole collar surveys, drill hole logs, sample quality analyses and all other information collected from drilling and sampling programs. The geological model should be provided in electronic form in a format convenient for use by Buyer.

2)	Mapping in Mincom, Vulcan, SurvCadd, Microstation, Auto Cad or some other useable electronic format including the current:
a)	most recent topographic mapping and digital terrain model and updated aerial photography, if any; mining limits and mined out areas;

b)	boundaries including subcrop, burn, oxidized, washout, and other geologic limits;

c)	property, lease and other relevant boundaries;

d)	drainage;

e)	land use and final reclamation status;

f)	current and planned mine infrastructure (i.e. access and haul roads, surface facilities, sediment ponds, soil storage areas, coal loadouts, etc.);

g)	dragline and other mining cut layouts; and other areas of mine disturbance planned during the Life of Mine Plan period.
3)	Schedule of production volumes and lignite tonnages showing all major quantities and other relevant data including:
a)	Dragline virgin stripping and rehandle volumes (bcy) by machine and by dig method;

b)	Haulback and topsoil removal volumes (bcy) by fleet (wheel loader or easi-miner);

c)	Parting removal volumes (bcy) by fleet (loader or easi-miner) & % direct cast;

d)	Pre-stripping volumes (bcy) by fleet (shovel/truck or dozer);

e)	Lignite tonnage by mining area and by fleet (loader or easi-miner);

f)	Clearing and grubbing acres

g)	Land grading and shaping acres

4)	Summary of operating costs by mining function (e.g. dragline stripping, lignite hauling, current reclamation,, supervision, etc.) or cost center and also by major cost component (e.g., wages, salaries, payroll burdens, diesel fuel, parts, tires, etc.).

5)	Summary of operating costs by Seller object account (e.g. hourly labor, salaried labor, maintenance, G&A, production taxes and royalties, and etc.

6)	Mine plan layout and design parameters including:
a)	Mine plan design parameters including wall angles, spoil angle of repose, densities of lignite, overburden and parting materials, waste material swell factors, lignite swell factor, parting/dilution quality

b)	Lignite recovery assumptions including methodology for estimating delivered recovered tonnages and quality from modeled in situ reserves (i.e. minimum recoverable lignite thickness, minimum separable parting thickness, lignite roof and floor loss thickness, roof and floor dilution thickness)

c)	Pit designs including geotechnical and slope stability work, range diagrams, mining conditions and unit operations

d)	Mine plan pit widths

e)	Plan method of boxcut development (dragline, shovel/truck, other)

f)	Boxcut design parameters (pit width, low wall angle, high wall angle), boxcut range diagrams, and boxcut spoil placement location

g)	Dragline specifications and operating parameters

h)	Dragline operational range diagrams and rehandle curves

i)	Maximum dragline stripping depth

j)	Pre-stripping fleet waste allocation methodology

k)	Topsoil storage locations

l)	Metered hour to scheduled hour conversion
7)	Equipment productivities including:
a)	Dragline stripping rates (bcy/hour) by mode (e.g., side-casting, extended benching, chop-cutting, spoil-side)

b)	Parting and haulback removal rates (bcy/hour)

c)	Wheel loader parting, haulback, and topsoil removal rates (bcy/hour)

d)	Hydraulic excavator pre-stripping rate (bcy/hour)

e)	Lignite loading rate (tons/hour)

f)	Wheel loader lignite and sludge loading rates (tons/hour)

g)	Dozer push stripping (bcy/hr) and land grading rates (acre/hour)
8)	Availabilities and operational efficiency by equipment fleet. Include definitions of availability, utilization and distance.

9)	Lignite haulage efficiency from each area and haul distances.

10)	Scheduled and meter hours by equipment type.

11)	Summary of hourly operating costs for major production equipment detailing the cost per meter hour of diesel fuel, parts, major components, tracks/tires/wire rope and vendor labor.

12)	Life-of-mine capital schedule showing planned mine development, equipment descriptions, additions, replacements and costs.

13)	Schedule of planned major component replacement costs by fleet and component documented with equipment and major component life reports showing accumulated frame hours for each piece of major production equipment and component lives, exchange intervals, and other relevant information.

14)	Depreciation lives (years) for the different equipment and asset classes.

15)	Life-of-mine depreciation and lease cost schedule for existing assets.

16)	Schedule and description of other fixed costs.

17)	Summary of salaried and hourly Mine labor requirements by grade/job description and equipment type showing operations and maintenance personnel separately.
II. Annual Operating Plan/Annual Mine Plan and Budget Information Requirements
The Annual Mine Plan should be a more detailed plan and budget for the first year of the Life of Mine Plan. In the Annual Mine Plan, the mining sequence, production statistics and budget operating and capital cost estimates shown in Item 1 above should be provided on a monthly basis. In addition, major capital requests should be reasonably justified each year and accompanied by full details on the budgeted item and its proposed service and life. Additional information to be included in the Annual Mine Plan is as follows.
1)	Mine operating schedule — scheduled operating days per month, shifts per day, number of paid holidays, etc.

2)	Labor
a)	Labor costing parameters including total paid hours per year, paid non-working hours, overtime hours and rates, etc.

b)	Shift schedules (12-hour shifts, 8-hour shifts, other).

c)	Description of workers included in each pay grade.

d)	Hourly wage rates by pay grade ($/hour).

e)	Shift differentials ($/hour).

f)	Site-specific labor conventions or assumptions; i.e., number of dragline crew members, maintenance requirements (i.e., mechanics/welders per dragline shift, field maintenance workforce scheduling parameters, etc.), warehouse, etc.

g)	Salary cost for salaried positions i.e., superintendent, foreman, engineer, technician, etc.

h)	Organization chart
3)	Benefits
a)	Variable payroll tax/fringe benefits factors (%) for hourly and salaried personnel as a percentage of total base pay (with base pay defined as total paid hours x rate per hour + shift differential).

b)	Fixed payroll tax/fringe benefits factors ($/person/year) for hourly and salaried personnel.
4)	Supplies
a)	Assumed delivered unit consumables prices for diesel fuel ($/gallon) including only applicable off-road taxes.

b)	Tire costs.

c)	Any other major consumables items.
5)	Equipment
a)	Current equipment list detailing the manufacturer and model number for all production equipment, service vehicles, and support equipment.

b)	Rated bucket capacity (cubic yards) for draglines, hydraulic excavators, and front-end loaders.

c)	Diesel fuel consumption rates for major production equipment (gallon/hour).

d)	Typical truck payloads in bcy and tons and number of loading machine passes to fill truck.

e)	Typical truck dumping times, queuing delays, and other operating parameters.

f)	Mine haulroad speed limits (mph) and typical ramp grades.
6)	Mine Overheads
a)	Property tax — basis for calculation or monthly amount

b)	Insurance — basis for calculation or monthly amount

c)	Permitting Fees — monthly cost

d)	Legal and auditing expenses — monthly cost or $/ton

e)	Outside services expenses — monthly cost or $/ton

f)	Exploration Drilling — monthly cost or $/ton

g)	Employee related expenses — monthly cost or $/ton

h)	Governmental/environmental relations — monthly cost or $/ton

i)	Publications, memberships, and dues — monthly cost or $/ton

j)	Freight and postage — monthly cost or $/ton

k)	Other expenses — monthly cost or $/ton
7)	Production taxes and royalties — for each provide basis and cost.

8)	Production Plans and Statistics
a)	Annual mine progress map for dragline mining areas and overall disturbed area.

b)	Annual rough grading, final grading, SPGM removal/stockpiling/replacement, initial and permanent vegetation, and bond release plans including maps and production statistics.

c)	Summary of current and planned equipment quantities and assignments (e.g., one D375 dozer with dragline).
9)	Cost and Cash Flow Estimates

a)	Capital schedule including budgeted prices for equipment replacements and additions; infrastructure additions and other development expenses. Major capital requests should include reasonable justification by item as may be requested by Buyer.

b)	Loan and Lease Obligations list showing all equipment under lease, the lease payment, the remaining lease term and lease buyout amount.
10)	Beginning and end of year capital assets listing showing cost, life, depreciation, accumulated depreciation, remaining life, and remaining net book value.

11)	Variance analysis — a comparison of key production statistics, major equipment production rates, labor productivity, and major costs for the Annual Mine Plan with actual statistics and costs from the previous year.
NRG also request this information, all or in part along with any other information requested by NRG be included in the following three reports to be produced by TWCC:
A)	Annual Mine Plan: Five Year Mine Plan with the 1st year by the month, 2nd year by the quarter and the 3rd, 4th, and 5th years on an annual basis.

B)	Annual Capital and Operating Budgets: Five Year Budgets with the 1st year by the month, 2nd year by the quarter and the 3rd, 4th, and 5th years on an annual basis.

C)	Life of Mine Plan: On an annual basis as determined by NRG.
TWCC is to follow a similar format used in the 1999 Jewett Mine AMP and Budget Reports for Items A & B and the 2008 — 2018 LOMP for future LOMP.

Northwestern Resources Co.
1999
ANNUAL MINE
PLAN
October 1998
[LOGO]
HL&P Limestone

Jewett Mine
1999 Annual Mine Plan
TABLE OF CONTENTS

I. OVERVIEW	1-1
II. ASSUMPTIONS

2.1 Lignite Delivery Schedule	2-1
2.2 General	2-2
2.3 Lignite Recover & Quality	2-2
2.4 Equipment Operation	2-3
2.5 Equipment Hours and Availability	2-5
2.6 Planned Equipment Downtime	2-5
2.7 Geotechnical Parameters	2-6

III. GEOLOGY	3-1

IV. MINE DESIGN
4.1 Stripping	4-1
4.2 Clearing	4-3
4.3 Lignite and Overburden Quantities	4-3

V. DEVELOPMENT
5.1 Overburden Dewatering	5-1
5.2 Mine Electrical System	5-3
5.3 Civil Development Activities	5-4
5.4 Development Projects	5-5

VI. COMPLIANCE

6.1 Regrade / Reclamation Cover	6-1
6.2 Final Surface Preparation	6-1
6.3 Drainage Control	6-3
6.4 1999 Current Revegetation Schedule	6-4
6.5 Extended Responsibility Period	6-4

VII. LAND	7-1

VIII. EQUIPMENT/MANPOWER	8-1

IX.-X. EXHIBITS

i

Jewett Mine
1999 Annual Mine Plan
LIST OF TABLES

Table 2.1 Lignite Delivery Schedule	2-1

Table 2.2 Dragline Rates	2-3

Table 2.3 Equipment Availability	2-5

Table 3.1 Production Drilling Program	3-3

Table 4.1 DL25 - Area B Quantities	4-4

Table 4.2 DL26 - Area C & BX Quantities	4-5

Table 4.3 DL27 Quantities	4-6

Table 4.4 DL28 Quantities	4-7

Table 4.5 Combined Mining Area Quantities	4-8

Table 4.6 Inventory Schedule	4-9

Table 4.7 Lignite Quality	4-10

Table 5.1 Dewatering Installation Table	5-1

Table 6.1 Acres Regraded And Reclaimed	6-2

Table 7.1 Projected Deliveries by Lease for 1999	7-3

Table 7.2 Sales Tonnage Projections	7-4

Table 8.1 Jewett Mine Staffing Plan	8-1

Table 8.2 Major Equipment Requirements	8-2

Table 8.3 Major Equipment Replacement Schedule	8-3

Table 8.4 Equipment Hours	8-4

Table 8.5 Equipment Hours — Fleet Summary	8-6

I. OVERVIEW
     The 1999 Annual Mine Plan (99 AMP) was prepared to address mining and support issues in sufficient detail, to enable preparation of the 1999 Capital and Expense Budgets for the Jewett Mine.
     There has been a significant increase in delivery requirements since the publication of the 1998 Annual Mine Plan (98 AMP). This increase is being made up in several ways.
     One of the changes is the application of the BWE in tandem with a dragline. This is expected to raise the annual BWE production from 10.5 to 14 million bcy/yr. A geotechnical evaluation of this operation currently is being performed. Blasting is also being tried, on a limited basis, to increase dragline productivity. Finally, our truck fleet will begin using larger trucks and eventually more of them.
     Reserve calculations are based on the latest geologic models, 1999 East and 1998 West. In some parts of Area C the lower seams (5 and 6) have been combined due to minimal parting thickness and acceptable quality. Mining sequences follow those contained in Plan K quite closely.
     A permit renewal / revision was approved on June 30, 1998 and the order became final on July 23, 1998. This renewal extended the permit term for another five years and allows for mining in Area DX. All stripping advances conform to the existing disturbance boundaries.
 1-1

II. ASSUMPTIONS
2.1 DELIVERY SCHEDULE
TABLE 2.1
LIGNITE DELIVERY SCHEDULE
HL&P Delivery Schedule (Jones to Embry, April 2, 1998)

Period	Tons	BTU/Ib.	TBTUs
January	754	6508	9.81
February	668	6428	8.59
March	471	6662	6.28
April	587	6694	7.86
May	820	6694	10.98
June	800	6694	10.71
July	830	6694	11.11
August	830	6694	11.11
September	800	6694	10.71
October	820	6694	10.98
November	800	6694	10.71
December	820	6694	10.98
1998 Total	9,000	6657	119.83

January	840	6579	11.05
February	760	6579	10.00
March	590	6579	7.76
April	420	6579	5.53
May	570	6579	7.50
June	830	6579	10.92
July	860	6579	11.32
August	860	6579	11.32
September	830	6579	10.92
October	860	6579	11.32
November	830	6579	10.92
December	850	6579	11.18
1999 Total	9,100	6579	119.74

1st Qtr	2,500	6590	32.95
2nd Qtr	2,100	6590	27.68
3rd Qtr	2,500	6590	32.95
4th Qtr	2,600	6590	34.27
2000 Total	9,700	6590	127.85

1st Qtr	2,400	6563	31.50
2nd Qtr	2,400	6563	31.50
3rd Qtr	2,500	6563	32.82
4th Qtr	2,600	6563	34.13
2001 Total	9,900	6563	129.95

2002	10,000	6473	129.46
2003	9,700	6411	124.37
2004	9,800	6493	127.26
2005	10,200	6399	130.54
2006	9,900	6544	129.57
2007	9,600	6520	125.18
2008	9,900	6428	327.27
 2-1

2.2 GENERAL
     Draglines are given highest priority, they are scheduled at 100% of available hours. The BWE is always scheduled in tandem with a dragline so the BWE is not sequenced as a separate unit. The mobile fleet size is levelized to meet capacity needed after using all DL/BWE hours.
     Working inventory capacities are assumed to be approximately 110,000 tons per dragline pit. Lignite Handling Facility & mine area stockpile capacities are assumed to be limited to 1,150,000 tons. Minimum total inventory is targeted at 700,000 tons.
     Interburden with a maximum thickness of 10 feet is assigned to mobile equipment for removal. Interburden with thickness greater than 10 feet is assigned to the draglines for removal.
2.3 EQUIPMENT OPERATION
Dragline Rates
The dragline targets were the following annualized rates:

Rate for the 8200	20,000,000 cy/yr

Rate for the 8750	28,000,000 cy/yr

Tandem rate for 8750 & BWE	42,000,000 bcy/yr	(80% for the first 6 months)

Tandem rate for 8200 & BWE	32,000,000 bcy/yr
The Table 2.2 represents the dragline rates used in the equipment scheduling process.
TABLE 2.2
1999 ANNUAL MINE PLAN
DRAGLINE RATES
BCY/YR x 1000

Mode	Marion 8200	Marion 8750
Normal	24,900	37,100
Top Pass	19,500	28,600
Chop	20,100	28,600
Spoilside	18,800	28,600
Rehandle	18,800	28,600
Key	20,100	30;400
Tandem	18,000	28,000
     Marion 8200 rates assume either hi-pro or modified hi-pro buckets ore in service on all machines. Marion 8750 rates assume a 128 cyd bucket is in use.
 2-2

     Dragline rehandle will vary by seam structure, depth & digging mode. The volume of rehandle (cy/ft of pit) was calculated for various cases using Pitplan/Pitboss. For depths up to 150 ft., rehandle is assumed to be included in DL rates. For depths from 150 ft. to 180 ft. as much as an additional 19% rehandle is added. Dragline boxcut volumes were calculated based on profile volumes from Pitplan/Pitboss.
Dragline Operating Parameters
•	Draglines 25, 26 & 27 will strip overburden to a maximum depth of 180 feet

•	Dragline 28 will strip overburden to a maximum depth of 165 feet

•	In tandem with the BWE, Dragline 28 will strip overburden to a maximum depth of 185 feet

•	Dragline pit widths are assumed to be 100 ft. minimum; 140 ft. normal; 200 ft. maximum
Dragline Scheduling Parameters

		Oper. Delay	Mech./Elec			Dig	Mech./Elec
Machine	Dig Hrs	Hrs	Hrs	Holiday	Total	Avail.	Avail.

8200	6,080	1,520	1,136	24	8,760	80%	87%
8750	5,941	1,485	1,310	24	8,760	80%	85%
Dragline Moving Delays
1.	From Area DX to Area E 1 week

2.	From Area E to Area F 1 week

3.	From Area C to Area BX 1 week
BWE
     The BWE works in tandem with draglines for the 10 years covered in this mineplan, except for the first eight months of 2008. The BWE is assumed to produce 14 million bcy/yr except the first six months when it produces at 80%. When the BWE digs it is always in tandem with a dragline, no sequence was done for the BWE alone. The BWE move from Area DX to B causes a production delay of two weeks.
Mobile Fleet
     Mining areas with overburden depths averaging 50 feet or less were reserved in separate blocks to create mobile pits. In the event of low inventory release by the draglines, supplemental release will come from the mobile pits using the following assumptions:
•	Dozers: 40% of total overburden (topsoil is removed by trucks; dozers then push burden into open pit).

•	Trucks: 60% of total overburden (topsoil and remaining burden down to coal)
 2-3

•	100 ton end dump trucks are sized with an average annual capacity of 1,200,000 bcy/yr/truck.

•	150 ton end dump trucks are sized with an average annual capacity of 1,700,000 bcy/yr/truck.

•	Overburden in excess of 180 or 185 feet will be removed by mobile equipment.
2.4 LIGNITE RECOVERY & QUALITY
Lignite Recovery Parameters

Minimum Seam Thickness		1.5 ft.
Coal Loss Per Seam
Seams	1.5 - 2.0 ft.	50%	(3 & 4 seam)
Seams		25%	(5 & 6 seam)
Seams	2.0 - 4.0 ft.	10%
Seams	4.0 - 7.0 ft.	7.5%
Seams	> 7.0 ft.	5.0%

Underground Mines:	6 seam only: 50 % of in-place modeled reserves loaded into Minestar; plus normal mining recovery losses based on seam thickness listed above to calculate ROM tonnage. Other seams: Normal recovery adjustments.
     50% of C51 seam in Areas D & DX is wasted (assumed to be poor quality)
Lignite Quality Parameters

Coal Loss Per Seam	0.5 feet
Maximum Allowable In-Seam Parting	6 inches
Moisture Adjustment	-1.5%
Dilution Added Per Seam	3 inches
2.5 EQUIPMENT HOURS AND AVAILABILITY
     A detailed listing of the equipment operating hours used to determine the equipment requirements and replacement schedule for the 1999 Budget is shown in Tables 8.4 & 8.5. Equipment availability is shown in the following table.
 2-4

TABLE 2.3
1999 ANNUAL MINE PLAN
EQUIPMENT AVAILABILITY

EQUIPMENT	1997 ACTUAL	1999-2008 PROJECTED
8200 Dragline	89.1	87
8750 Dragline	92.3	85
BWE	84.1	80
Cat 5130 Backhoe	88.9	87
EX1100 Backhoe	90.5	87
Cat 992C FEL	86.9	85
330M End Dump Truck	84.8	85
325M Water Track	91.3	90
CH120 Hauler	85.8	85
16G Grader	92.8	90
D9/RT Dozer	89.3	88
D10 / Komatsu Dozer	88.9	88
D11 Dozer	88.0	88
657E Scraper	85.2	83
2.6 PLANNED EQUIPMENT DOWNTIME
DL25	–	Nov. 1999 for rail/roller repairs (estimated downtime = 21 days) Dec. 1999 for Hoist drum ends (estimated downtime = 20 days)

DL26	–	Nov. 1998 for rail/roller repairs & boomfeet (estimated downtime = 21 days)

DL27	–	Mar. 1999 swing rack repairs (estimated downtime = 25 days) Nov. 2000 for rail/roller repairs (estimated downtime = 21 days) Dec. 2000 for Hoist drum ends (estimated downtime = 20 days)

DL28	–	Aug. 1999 for Point Sheaves (estimated downtime = 9 days)
2.7 GEOTECHNICAL PARAMETERS
     Figures 2.1 through 2.3 illustrate typical highwall and spoil angles and bench heights used in the 1999 Annual Mine Plan. These criteria were developed based on the several reports on highwall and slope stability prepared by Law Engineering in 1990. The areal extent of each highwall configuration may be seen in the Law Study, Phase III, Fig. 5-1. A summary of general assumptions follows.
 2-5

Single Seam Areas
Spoil:	50’ safety bench at 40’ to 80’ height Individual slope angles of 35° with safety bench Steepened slope angle of 38° when lower slope is excavated

Highwall:	Maximum chop height of 90’
Lower slope angle 45° to max. 90’ height with 50’ wide safety bench
Intermediate slope angle 50° to max. 90’ height with 50’ wide safety bench
Upper slope angle 50° to maximum 90’ height
Multiple Seam Areas
Spoil:	50’ safety bench at 40’ to 80’ height Individual slope angles of 35° with safety bench Steepened slope angle of 38° when lower slope is excavated

Highwall:	Slope angle above 6 seam 55° not to exceed 90’ height 50’ wide safety bench at 4 seam level Slope angle 60° for 3-4 interburden Slope angle 55° above 3 seam not to exceed 90’ without safety bench
Impediments/Highwalls & Endwalls

Slopes 45° with 50’ safety bench at 4 seam or maximum of 90’ from pit floor

NOTE: Dragline setback:	15’ from tub to highwall crest 20’ from tub to spoilside crest
     An additional geotechnical evaluation is underway to develop criteria for future mining areas and new equipment utilization such as the BWE/dragline tandem system.
 2-6

JEWETT ANNUAL MINE PLAN
GEOTECHNICAL PARAMETERS
FIGURE 2.1
Area B

Highwall	-	all slope angles 45º (Area I), 50º (Area II)
50’ safety bench at max 120’ height above 6 seam
50’ safety bench at max 180’ height above 6 seam
maximum total overburden depth 180’ (maximum 90’ chop)
maximum dragline operating bench height 120’
dragline setback 15’ minimum

Spoil	-	normal slope angles 35º, modified spoilside slope angles 38º
50’ safety bench at 65’ to 85’ height when operating spoilside dragline setback 30’ minimum
TYPICAL TWO PASS MINING WITH ADVANCE CHOP
SINGLE SEAM MULTIPLE SEAM
[GRAPHIC MATERIAL]
TYPICAL THREE PASS MINING WITH ADVANCE CHOP
MULTIPLE SEAM
[GRAPHIC MATERIAL]
 2-7

JEWETT ANNUAL MINE PLAN
GEOTECHNICAL PARAMETERS
FIGURE 2.2
Area C

Highwall	-	all slope angles 45º (Area I), 50º (Area II), 55º (Area III)
30’ safety bench at 4 seam bench level
30’ safety bench at min 3 seam bench or 120’ height above 6 seam
50’ safety bench at max 180’ height above 8 seam
maximum total overburden depth 180’ (maximum 90’ chop)
maximum dragline operating bench height 120’
dragline setback 15’ minimum

Spoil	-	normal slope angles 35º, modified spoilside slope angles 38º
50’ safety bench at 65’ to 80’ height when operating spoilside dragline setback 30’ minimum
TYPICAL THREE PASS MULTIPLE SEAM WITH CHOP
[GRAPHIC MATERIAL]
 2-8

JEWETT ANNUAL MINE PLAN
GEOTECHNICAL PARAMETERS
FIGURE 2.3
Area D

Highwall	-	all slope angles 45º (Area I), 50º (Area II), 55º (Area III)
All BWE slope angles 65º
50’ safety bench at 4 seam bench level
dragline setback 15’ minimum

Spoil	-	normal slope angles 35º, modified spoilside slope angles 38º
50’ safety bench at 65’ to 85’ height when operating spoilside dragline setback 30’ minimum
TYPICAL BOTTOM PASS WITH CHOPCUT
[GRAPHIC MATERIAL]
TYPICAL 5/6 INTERBURDEN SPOILSIDE REMOVAL
[GRAPHIC MATERIAL]
 2-9

III. GEOLOGY
PRODUCTION DRILLING PROGRAM
 3-1

IV. MINE DESIGN
4.1 STRIPPING
DL25 (Area B)
     DL25 starts in the southwestern end of Area B and works to the northeast. Areas where depths are less than 100 feet will be mined using a simple sidecast method. Areas that contain a single lignite seam and overburden in excess of 100 feet will be mined using a two-pass method of chopcut, keyway and spoilside modes of digging. Multiple seam areas will utilize a three-pass method incorporating a top pass into the sequence. DL25 productivity is based on actual historical rates adjusted to reflect the full-time use of high-pro buckets.
     The abandoned underground mines will be mined by dragline during the 1999 — 2008 time frame. A ground control plan has been approved by MSHA. Exhibit 9.1 shows the DL25 sequence.
DL 26 (Areas C & BX)
     DL26 will remain in the northern C pits through 1999 and move to the south pits in 2000. Overburden will be mined using a three-pass method; including chopcut, top pass and spoilside modes of digging. In the far eastern portion of Area C, only the 3 and 4 seams will be mined and a chopcut/bottom pass mode of operation will be used. In early 2005, DL26 finishes Area C and moves to the north end of Area BX where it continues mining to the south. Exhibit 9.2 shows the DL26 sequence.
DL27 (Areas D & DX & E & F)
     DL27 starts the sequence working half pits in Area D with DL28. These Area D pits have been designed with changing widths, to realign them to a straight pit as soon as possible. In the third quarter of 1998, DL27 moves to the east-west pits before beginning in Area DX in mid-1999.
     DL27 begins mining the 4 and 5 seam area on the western end of the DX block, with pits that run generally north-south. It will continue on this alignment through pit 22 and then boxcut in on the southwestern corner of DX and mine down to 6 seam heading east. After Pit 14, DL27 moves to Area E.
     The move to Area E is in the second quarter of 2001. The boxcut is in the southwestern comer along the cropline and under the current alignment of SH164. Mining will proceed to the northeast until Demney is reached. The dragline then moves to the north end of Area F.
     DL27 arrives in Area F in the 2nd quarter of 2004. The pits run east-west and progress from the north end of Area F to the south. Exhibits 9.2 and 9.3 show the sequence for DL27.
DL28 (Areas D & DX & E & DX & E)
 4-1

     DL28 continues mining to the east in Area D, following the BWE. The BWE has been leaving 20 to 40 feet of its material for DL28 to remove in a chop mode. This was done to give the dragline as much overburden as possible while still maintaining proper lignite inventories. In mid-1998 the BWE leaves its prebench working face and begins working in tandem with DL28. A typical range diagram for the tandem operation may be seen in Figure 4.1. Once the eastern edge of mining is reached in Area D, the dragline boxcuts the east-west pit to the south and mines south into Area DX. When the dragline reaches the shorter pits, in the 2nd quarter 2003, it makes the first of its three moves.
     The first move is up to the middle of Area E. The pits run northeast-southwest and the mobile fleet is scheduled to take the first 12 pits. The trucks will have prepared a boxcut for the dragline as it starts digging pit 13. DL28 digs 23 more pits to the southeast and in the 1st quarter of 2005 makes its second move.
     DL28 goes back to the southwestern end of DX and resumes mining where DL27 stopped. Mining continues to the northeast in DX until it is finished in late 2006. At that point the dragline moves back to Area E.
     This third move gets the dragline to the north pits in Area E. The dragline starts at the north end and works to the south. Once this part of Area E is exhausted the machine goes back to the pit that it left in 2005 and resumes mining to the east in Area E. Exhibit 9.2 shows the sequence for DL28.
BWE (Areas D & DX & E & DX & B & BX)
     The BWE will always be operating in tandem with a dragline. It is scheduled to produce 14 million bcy/yr. In “tandem” means that those components of the BWE system which are working will be in the same pit as the dragline. Usually, the BWE, and the spreader will be in use and possibly the beltwagon if extra reach is needed.
     The BWE works with DL28 until mid-2006 when it moves to DL25 in Area B. At the end of 2007, the BWE moves to Area BX. It is idle until the 3rd quarter, 2008 when it begins working with DL26.
4.2 CLEARING
1999 ANNUAL MINE PLAN
ESTIMATED CLEARING ACRES

Year	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
Acres	250	280	280	250	250	250	250	250	250	250

4-2

4.3 LIGNITE AND OVERBURDEN QUANTITIES
     From the sequences discussed in Section 4.1, the lignite and levelized overburden quantities were calculated and categorized by dragline as shown in Tables 4.2 through 4.5. Table 4.6 summarizes these quantities for all of the areas combined.
     A summary of tons uncovered by dragline and delivered to HL&P, along with expected inventory fluctuations is shown in Table 4.6. Lignite quality is summarized in Table 4.7.

4-3

TABLE 4.1
JEWETT MINE — 1999 ANNUAL MINE PLAN
AREA B QUANTITIES — DL25 & MOBB (1000 C.Y.)
LEVELIZED

	1000		DL	TOTAL		TRUCK	DOZER	TRUCK	DOZER		TOTAL	CONTRACT	TOTAL	TOTAL
	TONS	DL BCY	REHANDLE	DL	PRE-BENCH	IN-PIT	IN-PIT	5/6 LB	5/6 LB	SPGM	MOBILE	MOBILE	BANK	YARDS

Mar.	—	—	—	—	—	—	—	—	—	—	—		—	—
Apr.	209	1,995	—	1,995	68	—	—	—	—	129	197		2,192	2,192
May	181	1,984	—	1,984	99	—	—	—	—	84	183		2,167	2,167
Jun.	70	1,625	12	1,637	44	—	—	—	—	63	107		1,732	1,744
Jul.	49	1,684	13	1,697	38	—	—	—	—	3	41		1,725	1,738
Aug.	87	1,608	79	1,687	130	—	—	—	—	30	160		1,768	1,847
Sep.	83	1,557	76	1,633	52	—	—	—	—	14	66		1,623	1,699
Oct.	122	1,631	54	1,685	129	—	—	—	—	56	185		1,816	1,870
Nov.	96	1,517	110	1,627	51	—	—	—	—	41	92		1,609	1,719
Dec.	109	1,547	81	1,628	—	—	—	—	—	—	—		1,547	1,628

1998	1,006	15,148	425	15,573	611	—	—	—	—	420	1,031	—	16,179	16,604

Jan.	89	1,595	93	1,688	—	—	—	—	—	—	—		1,595	1,688
Feb.	98	1,448	74	1,522	42	—	—	—	—	49	91		1,539	1,613
Mar.	105	1,614	72	1,636	—	—	—	—	—	—	—		1,614	1,686
Apr.	114	1,576	54	1,630	9	—	—	—	—	50	59		1,635	1,689
May	92	1,570	113	1,683	—	—	—	—	—	6	6		1,576	1,689
Jun.	88	1,514	113	1,627	15	—	—	—	—	17	32		1,546	1,659
Jul.	136	1,613	67	1,680	1	—	—	—	—	11	12		1,625	1,692
Aug.	40	1,647	50	1,697	9	—	—	—	—	40	49		1,696	1,746
Sep.	108	1,497	126	1,623	—	—	—	—	—	—	—		1,497	1,623
Oct.	141	1,619	63	1,682	—	—	—	—	—	—	—		1,619	1,682
Nov.	50	437	63	500	7	—	—	—	—	50	57		494	557
Dec.	61	652	—	652	—	—	—	—	—	—	—		652	652

1999	1,122	16,782	888	17,670	83	—	—	—	—	223	306	—	17,088	17,976

1st Qtr.	447	5,033	—	5,033	8	—	—	—	—	107	115		5,148	5,148
2nd Qtr.	630	4,925	—	4,925	22	900	600	—	—	382	1,904		6,829	6,829
3rd Qtr.	554	4,978	—	4,978	17	550	367	—	—	228	1,162		6,140	6,140
4th Qtr.	1,005	4,784	134	4,918	150	2,008	1,339	—	—	338	3,835		8,619	8,753

2000	2,636	19,720	134	19,854	197	3,458	2,306	—	—	1,055	7,016	—	26,736	26,870

1st Qtr.	814	4,703	151	4,854	55	968	645	—	—	319	1,987		6,690	6,841
2nd Qtr.	356	4,685	244	4,929	13	—	—	—	—	120	133		4,818	5,062
3rd Qtr.	380	4,737	252	4,989	46	—	—	—	—	116	162		4,899	5,151
4th Qtr.	315	4,723	210	4,933	170	—	—	—	—	151	321		5,044	5,254

2001	1,865	18,848	857	19,705	284	968	645	—	—	706	2,603	—	21,451	22,308

2002	1,787	19,102	588	19,690	430	—	—	—	—	603	1,033		20,135	20,723
2003	1,482	19,281	395	19,676	731	—	—	—	—	597	1,328		28,609	21,044
2004	1,670	18,829	855	19,684	4,290	632	421	—	—	768	6,111		24,940	25,795
2005	1,655	18,301	1,427	19,728	493	1,469	979	—	—	835	3,776		22,077	23,504
2006	1,557	25,373	957	26,330	388	—	—	—	—	674	1,062		26,435	27,392
2007	2,224	31,981	—	31,981	424	—	—	—	—	941	1,365		33,346	33,346
2008	1,546	19,605	445	20,050	421	—	—	—	—	653	1,074		20,679	21,124

TOTAL	18,550	222,970	6,971	229,941	8,352	6,527	4,351	—	—	7,475	26,705	—	249,675	256,646

     Note: The BWE produces 14 million bcy/yr in tandem with the dragline. It works with DL25 from mid-2006 through the end of 2007.

4-4

TABLE 4.2
JEWETT MINE — 1999 ANNUAL MINE PLAN
AREA B QUANTITIES — DL25 & MOBB (1000 C.Y.)
LEVELIZED

	1000		DL	TOTAL		TRUCK	DOZER	TRUCK	DOZER		TOTAL	CONTRACT	TOTAL	TOTAL
	TONS	DL BCY	REHANDLE	DL	PRE-BENCH	IN-PIT	IN-PIT	5/6 LB	5/6 LB	SPGM	MOBILE	MOBILE	BANK	YARDS

Mar.	—	—	—	—	—	—	—	—	—	—	—		—	—
Apr.	88	1,647	—	1,647	20	—	—	—	—	9	29		1,676	1,676
May	200	1,383	238	1,621	7	—	—	14	5	—	25		1,408	1,646
Jun.	206	1,503	95	1,598	137	—	—	1	0	26	164		1,667	1,762
Jul.	203	1,453	190	1,643	—	—	—	15	5	—	20		1,473	1,663
Aug.	195	1,508	143	1,651	—	—	—	1	0	—	1		1,509	1,652
Sep.	122	1,530	89	1,619	—	—	—	15	5	—	20		1,550	1,639
Oct.	226	1,359	266	1,625	—	—	—	4	1	—	5		1,364	1,630
Nov.	32	496	—	496	—	—	—	—	—	—	—		496	496
Dec.	206	1,355	222	1,577	—	—	—	20	7	—	27		1,382	1,604

1998	1,478	12,234	1,243	13,477	164	—	—	69	23	35	291	—	12,525	13,768

Jan.	155	1,537	133	1,670	—	—	—	7	2	—	9		1,546	1,679
Feb.	220	1,158	293	1,451	—	—	—	25	8	—	33		1,191	1,484
Mar.	116	1,588	94	1,682	—	—	—	11	4	9	24		1,612	1,706
Apr.	176	1,370	215	1,585	71	—	—	10	3	51	135		1,505	1,720
May	159	1,420	225	1,645	—	—	—	18	6	—	24		1,444	1,669
Jun.	106	1,587	45	1,632	105	—	—	—	—	51	156		1,743	1,788
Jul.	189	1,412	225	1,637	105	—	—	24	8	48	185		1,597	1,822
Aug.	152	1,484	172	1,656	—	—	—	32	11	—	43		1,527	1,699
Sep.	104	1,591	43	1,634	77	—	—	4	1	49	131		1,722	1,765
Oct.	150	1,479	172	1,651	—	—	—	28	9	—	37		1,516	1,688
Nov.	139	1,472	130	1,602	—	—	—	21	7	—	28		1,500	1,630
Dec.	72	1,627	21	1,648	90	—	—	—	—	121	211		1,838	1,859

1999	1,738	17,725	1,768	19,493	448	—	—	180	60	329	1,017	—	18,742	20,210

1st Qtr.	759	4,098	151	4,249	—	—	—	13	4	—	17		4,115	4,266
2nd Qtr.	689	3,861	—	3,861	—	—	—	—	—	—	—		3,861	3,861
3rd Qtr.	654	3,903	—	3,903	—	—	—	—	—	—	—		3,903	3,903
4th Qtr.	440	3,803	113	3,916	6	—	—	1	0	1	8		3,811	3,924

2000	2,542	15,665	264	15,929	6	—	—	14	5	1	26	—	15,691	15,955

1st Qtr.	467	3,503	339	3,842	48	—	—	6	2	4	60		3,563	3,902
2nd Qtr.	506	3,611	258	3,869	83	—	—	4	1	6	94		3,705	3,963
3rd Qtr.	532	3,855	400	4,255	129	—	—	8	3	6	146		4,001	4,401
4th Qtr.	418	4,440	418	4,858	338	—	—	18	6	47	409		4,849	5,267

2001	1,923	15,409	1,415	16,824	598	—	—	36	12	63	709	—	16,118	17,533

2002	2,065	18,237	1,226	19,463	2,970	—	—	126	42	536	3,674		21,911	23,137
2003	1,768	17,186	2,269	19,455	5,082	—	—	225	75	1,296	6,678		23,864	26,133
2004	1,589	17,753	1,742	19,495	3,509	—	—	192	64	1,052	4,817		22,570	24,312
2005	1,481	18,700	860	19,560	4,250	—	—	72	24	726	5,072		23,772	24,632
2006	2,417	18,352	857	19,209	1,545	—	—	171	57	1,133	2,906		21,258	22,115
2007	2,729	18,693	597	19,290	1,235	—	—	246	82	1,269	2,832		21,525	22,122
2008	3,318	22,663	290	22,953	5,251	—	—	241	80	3,898	9,470		32,133	33,423

TOTAL	23,048	192,617	12,531	205,148	25,058	—	—	1,572	524	10,338	37,492	—	230,109	242,640

Note:	The BWE produces 14 million bcy/yr in tandem with the dragline. It starts with DL26 in 3rd quarter, 2004. DL26 moves to the south C pits in Jan. 2000 and then to Area BX in late 2005.

4-5

TABLE 4.3
JEWETT MINE — 1999 ANNUAL MINE PLAN
QUANTITIES — DL27 & MOBE & MOBF (1000 C.Y.)
LEVELIZED

	1000		DL	TOTAL		TRUCK	DOZER	TRUCK	DOZER		TOTAL	CONTRACT	TOTAL	TOTAL
	TONS	DL BCY	REHANDLE	DL	PRE-BENCH	IN-PIT	IN-PIT	5/6 LB	5/6 LB	SPGM	MOBILE	MOBILE	BANK	YARDS

Mar.	—	—	—	—	—	—	—	—	—	—	—		—	—
Apr.	203	1,830	—	1,830	—	—	—	—	—	106	106		1,936	1,936
May	260	1,810	—	1,810	—	—	—	—	—	35	35		1,845	1,845
Jun.	244	1,739	—	1,739	—	—	—	—	—	229	229		1,968	1,968
Jul.	229	1,697	—	1,697	—	—	—	—	—	443	443		2,140	2,140
Aug.	133	1,661	—	1,661	150	—	—	—	—	167	317		1,978	1,978
Sep.	125	1,634	—	1,634	152	—	—	—	—	237	389		2,023	2,023
Oct.	168	1,670	—	1,670	200	—		—	—	106	306		1,976	1,976
Nov.	226	1,598	141	1,739	—	347	231	8	3	—	589		2,187	2,328
Dec.	220	1,619	—	1,619	—	—	—	—	—	454	454		2,073	2,073

1998	1,808	15,258	141	15,399	502	347	231	8	3	1,772	2,868	—	18,126	18,267

Jan.	263	1,650	—	1,650	400	—	—	—	—	41	441		2,091	2,091
Feb.	244	1,519	—	1,519	—	—	—	—	—	416	416		1,935	1,935
Mar.	60	304	—	304	300	—	—	5	2	200	506		810	810
Apr.	225	1,597	—	1,597	200	—	—	—	—	166	366		1,963	1,963
May	125	1,831	—	1,831	100	—	—	—	—	153	253		2,084	2,084
Jun.	141	1,743	—	1,743	200	—	—	—	—	152	352		2,095	2,095
Jul.	149	1,809	—	1,809	—	—	—	—	—	140	140		1,949	1,949
Aug.	183	1,852	—	1,852	—	—	—	—	—	74	74		1,926	1,926
Sep.	162	1,752	—	1,752	—	—	—	—	—	55	55		1,807	1,807
Oct.	149	1,855	—	1,855	—	—	—	—	—	69	69		1,924	1,924
Nov.	186	1,742	—	1,742	—	—	—	—	—	71	71		1,813	1,813
Dec.	165	1,807	—	1,807	—	—	—	5	2	86	93		1,900	1,900

1999	2,052	19,461	—	19,461	1,200	—	—	10	3	1,623	2,836	—	22,297	22,297

1st Qtr.	420	4,620	201	4,821	450	—	—	206	69	4	729		5.349	5,550
2nd Qtr.	211	4,491	337	4,828	160	—	—	312	104	120	696		5,187	5,524
3rd Qtr.	350	4,578	281	4,859	827	—	—	538	179	204	1,748		6,326	6,607
4th Qtr.	139	2,352	288	2,640	150	—	—	200	67	71	487		2,839	3,127

2000	1,120	16,041	1,107	17,148	1,587	—	—	1,256	419	399	3,660	—	19,701	20,808

1st Qtr.	346	4,366	394	4,760	—	—	—	412	137	230	779		5,145	5,539
2nd Qtr.	817	5,360	106	5,466	—	—	—	—	—	234	234		5,594	5,700
3rd Qtr.	991	5,654	—	5,654	—	—	—	37	12	388	437		6,091	6,091
4th Qtr.	1,117	5,749	—	5,749	—	—	—	77	26	270	372		6,121	6,121

2001	3,271	21,129	500	21,629	—	—	—	525	175	1,122	1,822	—	22,951	23,451

2002	3,714	22,212	14	22,226	3,000	—	—	148	49	1,715	4,912		27,124	27,138
2003	3,316	21,150	100	21,250	—	4,226	2,817	—	—	1,500	8,543		29,693	29,793
2004	2,403	20,213	150	20,363	2,743	950	634	29	10	1,596	5,962		26,175	26,325
2005	3,023	20,589	473	21,062	2,250	1,584	1,056	190	63	490	5,633		26,222	26,695
2006	4,120	20,358	803	21,161	6,487	4,751	3,168	150	50	2,007	16,613		36,971	37,774
2007	3,402	19,825	1,254	21,079	9,436	2,176	1,451	108	36	1,561	14,768		34,593	35,847
2008	2,755	20,859	473	21,332	5,720	—	—	157	52	965	6,894		27,753	28,226

TOTAL	30,984	117,095	5,015	222,110	32,925	14,035	9,356	2,580	860	14,755	74,511	0	291,606	296,621

Note:	DL27 moves to Area DX in April 99, the west end of Area E in April 2001 and the north end of Area F in Mid-2004.

4-6

TABLE 4.4
JEWETT MINE — 1999 ANNUAL MINE PLAN
AREA B QUANTITIES — DL28 (1000 C.Y.)
LEVELIZED

	1000		DL	TOTAL		TRUCK	DOZER	TRUCK	DOZER		TOTAL	CONTRACT	TOTAL	TOTAL
	TONS	DL BCY	REHANDLE	DL	PRE-BENCH	IN-PIT	IN-PIT	5/6 LB	5/6 LB	SPGM	MOBILE	MOBILE	BANK	YARDS

Mar.	—	—	—	—	—	—	—	—	—	—	—		—	—
Apr.	244	2,599	—	2,599	205	—	—	—	—	25	230		2,829	2,829
May	220	2,558	—	2,558	328	—	—	—	—	26	354		2,912	2,912
Jun.	234	2,489	—	2,489	—	—	—	—	—	—	—		2,489	2,489
Jul.	307	2,582	—	2,582	—	—	—	—	—	1	1		2,583	2,583
Aug.	418	2,862	—	2,862	22	—	—	—	—	—	22		2,884	2,884
Sep.	406	2,771	—	2,771	25	—	—	—	—	5	30		2,801	2,801
Oct.	378	2,862	—	2,862	—	—	—	—	—	5	5		2,867	2,867
Nov.	342	2,771	—	2,771	50	—	—	—	—	3	53		2,824	2,824
Dec.	349	2,771	—	2,771	—	—	—	—	—	26	26		2,797	2,797

1998	2,898	24,265	—	24,265	630	—	—	—	—	91	721	—	24,986	24,986

Jan.	437	3,551	—	3,551	—	—	—	—	—	155	155		3,706	3,706
Feb.	394	3,231	—	3,231	—	—	—	—	—	12	12		3,243	3,243
Mar.	425	3,577	—	3,577	—	—	—	—	—	78	78		3,655	3,655
Apr.	392	3,464	—	3,464	10	—	—	—	—	10	20		3,484	3,484
May	278	3,577	—	3,577	273	—	—	—	—	46	319		3,896	3,896
Jun.	435	3,464	—	3,464	1	—	—	—	—	36	37		3,501	3,501
Jul.	465	3,577	—	3,577	109	—	—	—	—	139	248		3,825	3,825
Aug.	319	2,538	—	2,538	258	—	—	—	—	183	441		2,979	2,979
Sep.	306	3,464	—	3,464	213	—	—	—	—	179	392		3,856	3,856
Oct.	287	3,577	—	3,577	281	—	—	—	—	218	499		4,076	4,076
Nov.	301	3,464	—	3,464	182	—	—	—	—	246	428		3,892	3,892
Dec.	227	3,464	—	3,464	79	—	—	—	—	196	275		3,739	3,739

1999	4,266	40,948	—	40,948	1,406	—	—	—	—	1,498	2,904	—	43,852	43,852

1st Qtr.	892	10,386	—	10,386	2,200	—	—	—	—	462	2,662		13,048	13,048
2nd Qtr.	898	10,499	—	10,499	588	—	—	—	—	366	954		11,453	11,453
3rd Qtr.	828	10,619	—	10,619	336	—	—	—	—	383	719		11,338	11,338
4th Qtr.	1,000	10,499	—	10,499	1,209	—	—	—	—	283	1,492		11,991	11,991

2000	3,618	42,003	—	42,003	4,333	—	—	—	—	1,494	5,827	—	47,830	47,830

1st Qtr.	755	10,386	—	10,386	1,391	—	—	—	—	17	1,408		11,794	11,794
2nd Qtr.	774	10,499	—	10,499	2,498	—	—	—	—	492	2,990		13,489	13,489
3rd Qtr.	691	10,619	—	10,619	2,088	—	—	—	—	632	2,720		13,339	13,339
4th Qtr.	664	10,499	—	10,499	1,679	—	—	—	—	701	2,380		12,879	12,879

2001	2,884	42,003	—	42,003	7,656	—	—	—	—	1,842	9,498	—	51,501	51,501

2002	2,883	42,003	—	42,003	2,503	—	—	—	—	1,769	4,272		46,275	46,275
2003	3,539	42,003	—	42,003	37	—	—	—	—	2,306	2,343		44,346	44,346
2004	4,300	42,003	—	42,003	515	—	—	146	49	1,278	1,987		43,990	43,990
2005	3,802	42,003	—	42,003	2,986	—	—	2,815	938	541	7,280		49,283	49,283
2006	1,804	30,011	776	30,787	479	—	—	—	—	915	1,394		31,405	32,181
2007	1,668	25,429	46	28,475	—	—	—	—	—	1,304	1,304		29,733	29,779
2008	2,319	28,058	634	28,692	620	—	—	13	4	762	1,399		29,457	30,091

TOTAL	33,981	403,729	1,456	405,185	21,165	—	—	2,973	991	13,800	38,929	—	442,658	444,114

Note:	The BWE produces 14 million bcy/yr in tandem with the dragline. It works with DL28 to DL25 in mid-2006.
DL28 moves to Area E in 2nd Qtr. 2003, back to DX in 1st Qtr. 2005, and to north Area E pits in late 2006.

4-7

TABLE 4.5
JEWETT MINE — 1999 ANNUAL MINE PLAN
COMBINED MINING AREA QUANTITIES (1000 C.Y.)
LEVELIZED

	1000		DL	TOTAL		TRUCK	DOZER	TRUCK	DOZER		TOTAL	CONTRACT	TOTAL	TOTAL
	TONS	DL BCY	REHANDLE	DL	PRE-BENCH	IN-PIT	IN-PIT	5/6 LB	5/6 LB	SPGM	MOBILE	MOBILE	BANK	YARDS

Mar.	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Apr.	744	8,071	—	8,071	293	—	—	—	—	269	562	—	8,633	8,633
May	861	7,735	238	7,973	434	—	—	14	5	145	597	—	8,332	8,570
Jun.	754	7,356	107	7,463	181	—	—	1	0	318	500	—	7,856	7,963
Jul.	788	7,416	203	7,619	38	—	—	15	5	447	505	—	7,921	8,124
Aug.	833	7,639	222	7,861	302	—	—	1	0	197	500	—	8,139	8,361
Sep.	736	7,492	165	7,657	229	—	—	15	5	256	505	—	7,997	8,162
Oct.	894	7,522	320	7,842	329	—	—	4	1	167	501	—	8,023	8,343
Nov.	696	6,382	251	6,633	101	347	231	8	3	44	734	—	7,116	7,367
Dec.	884	7,292	303	7,995	—	—	—	20	7	480	507	—	7,799	8,102

1998	7,190	66,905	1,809	48,714	1,907	347	231	77	26	2,323	4,911	—	71,816	73,625

Jan.	944	8,333	226	8,559	400	—	—	7	2	196	605	—	8,938	9,164
Feb.	956	7,356	367	7,723	42	—	—	25	8	477	552	—	7,908	8,275
Mar.	706	7,083	166	7,249	300	—	—	16	5	287	608	—	7,691	7,857
Apr.	907	8,007	269	8,276	290	—	—	10	3	277	580	—	8,587	8,856
May	654	8,398	338	8,736	373	—	—	18	6	205	602	—	9,000	9,338
Jun.	770	8,308	158	8,466	321	—	—	—	—	256	577	—	8,885	9,043
Jul.	939	8,411	292	8,703	215	—	—	24	8	338	585	—	8,996	9,288
Aug.	694	7,521	222	7,743	267	—	—	32	11	297	607	—	8,128	8,350
Sep.	680	8,304	169	8,473	290	—	—	4	1	283	578	—	8,882	9,051
Oct.	727	8,530	235	8,765	281	—	—	28	9	287	605	—	9,135	9,370
Nov.	676	7,115	193	7,308	189	—	—	21	7	367	584	—	7,699	7,892
Dec.	525	7,550	21	7,571	169	—	—	5	2	403	579	—	8,129	8,150

1999	9,178	94,916	2,656	97,572	3,137	—	—	190	63	3,673	7,963	—	101,979	104,635

1st Qtr.	2,518	24,137	352	24,489	2,658	—	—	219	73	575	3,523	—	27,660	28,012
2nd Qtr.	2,428	23,776	337	24,113	770	900	600	312	104	868	3,354	—	27,330	27,667
3rd Qtr.	2,386	24,078	281	24,359	1,180	550	367	538	179	815	3,629	—	27,707	27,988
4th Qtr.	2,584	21,438	535	21,973	1,515	2,008	1,339	201	67	693	5,823	—	27,261	27,796

2000	9,916	93,429	1,505	94,934	6,123	3,458	2,306	1,270	423	2,949	16,529	—	109,958	111,463

1st Qtr.	2,382	22,958	884	23,842	1,494	968	645	418	139	570	4,234	—	27,192	28,076
2nd Qtr.	2,453	24,155	608	24,763	2,594	—	—	4	1	852	3,451	—	27,606	28,214
3rd Qtr.	2,594	24,865	652	25,517	2,263	—	—	45	15	1,142	3,465	—	28,330	28,982
4th Qtr.	2,514	25,411	628	26,039	2,187	—	—	95	32	1,169	3,432	—	28,893	29,521

2001	9,943	97,389	2,772	109,161	8,538	968	645	561	187	3,733	14,632	—	112,021	114,793

2002	10,449	101,554	1,828	103,382	8,903	—	—	274	91	4,623	13,891	—	115,445	117,273
2003	10,105	99,620	2,764	102,384	5,850	4,226	2,817	225	75	5,699	18,892	—	118,512	121,276
2004	9,962	98,798	2,747	101,545	11,057	1,582	1,055	367	122	4,694	18,877	—	117,675	120,422
2005	9,961	99,593	2,760	102,353	9,979	3,053	2,035	3,077	1,026	2,592	21,761	—	121,354	124,114
2006	9,898	94,094	3,393	97,487	8,899	4,751	3,168	321	107	4,729	21,975	—	116,069	119,462
2007	10,023	93,928	1,897	100,825	11,095	2,176	1,451	354	118	5,075	20,269	—	119,197	121,094
2008	9,938	91,185	1,842	93,027	12,012	—	—	411	137	6,278	18,837	—	110,022	111,864

TOTAL	186,563	1,036,411	25,973	1,062,384	87,500	20,561	13,708	7,125	2,378	46,368	177,637	—	1,214,048	1,240,021

4-8

TABLE 4.6
JEWETT MINE — 1999 ANNUAL MINE PLAN
INVENTORY SCHEDULE

										TBtu	TBtu	TBtu
	UNCOVERED TONS (1000’s)						Delivered	Inventory	ROM	Uncovered	Delivered	Inventory
	DL 25	DL 26	DL 27	DL 28	Mobile	Total	Total	Total	Quality	Total	Total	Total

MAR.								358	6,673			4.78
APR.	209	88	203	244	0	744	619	483	6,351	9.45	7.86	6.37
MAY	181	200	260	220	0	861	834	510	6,585	11.34	10.98	6.73
JUNE	70	206	244	234	0	754	804	461	6,664	10.05	10.71	6.07
JULY	49	203	229	307	0	788	800	449	6,942	10.94	11.11	5.90
AUG.	87	195	133	418	0	833	818	464	6,795	11.32	11.11	6.11
SEPT.	83	122	125	406	0	736	797	403	6,719	9.89	10.71	5.29
OCT.	122	226	368	378	0	894	815	482	6,739	12.05	10.98	6.36
NOV.	96	32	119	342	107	696	806	372	6,643	9.25	10.71	4.90
DEC.	109	206	220	349	0	884	824	432	6,663	11.78	10.98	5.70

1998 Tot.	1,006	1,478	1,701	2,898	107	7,190	7,116	432	6,681	96.07	95.15	5.70

JAN.	89	155	263	437	0	944	823	553	6,711	12.67	11.05	7.32
FEB.	95	220	244	394	0	956	745	764	6,715	12.84	10.00	10.16
MAR.	105	116	60	425	0	706	576	894	6,735	9.51	7.76	11.91
APR.	114	176	225	392	0	907	410	1,391	6,742	12.23	5.53	18.61
MAY	92	159	125	278	0	654	566	1,480	6,628	8.67	7.50	19.78
JUNE	88	106	141	435	0	770	816	1,433	6,688	10.30	10.92	19.16
JULY	136	189	149	465	0	939	844	1,528	6,704	12.59	11.32	20.43
AUG.	40	152	183	319	0	694	866	1,356	6,535	9.07	11.32	18.18
SEPT.	108	104	162	306	0	680	834	1,201	6,544	8.90	10.92	16.16
OCT.	141	150	149	287	0	727	853	1,076	6,637	9.65	11.32	14.49
NOV.	50	139	186	301	0	676	818	933	6,672	9.02	10.92	12.59
DEC.	61	72	165	227	0	525	868	590	6,438	6.76	11.18	8.17

1999 Tot.	1,122	1,738	2,052	4,266	0	9,178	9,019	590	6,658	122.21	119.74	8.17

1st Qtr.	447	759	420	892	0	2,518	2,502	606	6,585	33.16	32.95	8.38
2nd Qtr.	393	689	211	898	237	2,428	2,102	932	6,586	31.98	27.68	12.68
3rd Qtr.	408	654	350	828	146	2,386	2,524	794	6,526	31.14	32.95	10.87
4th Qtr.	475	440	139	1,000	530	2,584	2,616	762	6,550	33.85	34.27	10.45

2000 Tot.	1,723	2,542	1,120	3,618	913	9,916	9,744	762	6,562	130.13	127.85	10.45

1st Qtr.	437	467	346	755	377	2,382	2,414	729	6,524	31.08	31.50	10.03
2nd Qtr.	356	506	817	774	0	2,453	2,415	768	6,523	32.00	31.50	10.53
3rd Qtr.	380	532	991	691	0	2,594	2,545	817	6,448	33.45	32.82	11.16
4th Qtr.	315	418	1,117	664	0	2,514	2,688	643	6,348	31.92	34.13	8.95

2001 Tot.	1,488	1,923	3,271	2,884	377	9,943	10,062	643	6,459	128.45	129.95	8.95

2002	1,787	2,065	3,714	2,883	0	10,449	9,971	1,120	6,492	135.66	129.46	15.15
2003	1,482	1,768	2,481	3,539	835	10,105	9,826	1,399	6,329	127.90	124.37	18.68
2004	1,396	1,589	2,103	4,300	574	9,962	10,042	1,319	6,337	126.25	127.26	17.67
2005	1,247	1,481	2,523	3,802	908	9,961	10,090	1,191	6,469	128.87	130.54	16.00
2006	1,557	2,417	2,620	1,804	1,500	9,898	10,080	1,008	6,427	127.23	129.57	13.66
2007	2,224	2,729	2,712	1,668	690	10,023	9,931	1,101	6,303	126.34	125.18	14.82
2008	1,546	3,318	2,755	2,319	0	9,938	9,944	1,094	6,399	127.19	127.27	14.74

TOTAL	16,578	23,048	27,052	33,981	5,904	106,653	105,825	1,094	6,458	1,376.30	1,366.34	14.74

4-9

TABLE 4.7
JEWETT MINE — 1999 ANNUAL MINE PLAN
LIGNITE QUALITY

	IN-PLACE					RUN OF MINE
	TONS
PERIOD	(1000)	BTU/LB	SULFUR	ASH	MOISTURE	TONS (1000)	BTU/LB	SULFUR	ASH	MOISURE	TBTU

Mar.	0	—	—	—	—	0	0
Apr.	828	6,709	1.33	15.10	32.40	744	6,351	1.24	20.33	29.86	9.45
May	942	6,878	1.22	14.10	32.40	861	6,585	1.16	18.59	30.02	11.34
June	819	6,908	1.26	14.40	31.90	754	6,664	1.20	18.46	29.67	10.05
July	844	7,173	1.20	12.10	32.60	788	6,942	1.16	15.88	30.33	10.94
Aug.	902	7,029	1.23	13.30	32.20	833	6,795	1.18	17.23	30.01	11.32
Sept.	804	6,999	1.28	13.20	32.40	736	6,719	1.22	17.53	30.11	9.89
Oct.	966	6,987	1.18	13.40	32.30	894	6,739	1.14	17.53	30.06	12.05
Nov.	760	6,968	1.24	13.40	32.10	696	6,643	1.19	18.11	29.75	9.25
Dec.	957	6,930	1.14	13.20	32.70	884	6,663	1.10	17.42	30.39	11.78

1998	7,822	6,953	1.23	13.60	32.30	7,190	6,681	1.17	17.87	30.03	96.07

Jan.	1,025	7,001	1.18	12.70	32.80	944	6,711	1.13	17.13	30.40	12.67
Feb.	1,044	6,944	1.14	13.10	32.90	956	6,715	1.10	17.14	30.51	12.84
Mar.	769	7,025	1.31	13.00	32.50	706	6,735	1.25	17.37	30.16	9.51
Apr.	985	7,013	1.18	12.50	32.90	907	6,742	1.14	16.71	30.57	12.23
May	717	6,940	1.40	13.60	32.20	654	6,628	1.33	18.14	29.84	8.67
June	838	6,996	1.37	13.30	32.20	770	6,688	1.30	18.73	29.22	10.30
July	1,015	6,952	1.27	12.90	32.80	939	6,704	1.22	17.02	30.48	12.59
Aug.	755	6,828	1.24	13.30	33.20	694	6,535	1.20	17.89	30.72	9.07
Sept.	738	6,854	1.28	13.30	33.10	680	6,544	1.23	17.94	30.62	8.90
Oct.	791	6,912	1.21	13.50	32.50	727	6,637	1.16	17.84	30.08	9.65
Nov.	739	6,961	1.22	13.00	32.50	676	6,672	1.18	17.57	30.11	9.02
Dec.	585	6,838	1.28	14.10	32.30	525	6,438	1.21	19.89	29.67	6.76

1999	10,001	6,945	1.25	13.10	32.70	9,178	6,658	1.20	17.67	30.23	122.21

1st Qtr.	2,753	6,885	1.15	13.90	32.60	2,518	6,585	1.10	18.69	30.21	33.16
2nd Qtr.	2,406	6,925	1.23	13.90	32.60	2,428	6,586	1.19	18.68	30.02	31.98
3rd Qtr.	2,469	6,888	1.25	14.10	32.60	2,386	6,526	1.19	19.88	29.88	31.14
4th Qtr.	3,232	6,736	1.23	14.00	33.20	2,584	6,550	1.19	18.94	30.60	33.85

2000	10,860	6,850	1.21	14.00	32.80	9,916	6,562	1.17	19.04	36.19	130.13

1st Qtr.	2,635	6,882	1.15	13.10	33.20	2,382	6,524	1.09	19.63	30.32	31.08
2nd Qtr.	2,686	6,806	1.05	14.10	32.80	2,453	6,523	1.00	17.64	30.58	32.00
3rd Qtr.	2,880	6,740	0.96	14.40	32.80	2,594	6,448	0.94	19.38	30.28	33.45
4th Qtr.	2,785	6,701	1.00	14.70	32.70	2,514	6,348	0.96	20.01	30.17	31.92

2001	10,986	6,780	1.04	14.10	32.90	9,943	6,459	1.00	19.17	30.34	128.45

2002	11,527	6,897	0.94	13.40	32.70	10,449	6,492	0.91	18.82	30.11	135.66
2003	11,414	6,567	0.81	15.10	33.00	10,105	6,329	0.79	20,73	30.25	127.90
2004	11,178	6,735	0.87	14.10	32.90	9,962	6,337	0.84	19.82	30.05	126.25
2005	11,239	6,814	1.00	13.80	32.50	9,961	6,469	0.95	19.05	30.03	128.87
2006	11,092	6,717	1.02	14.80	32.40	9,898	6,427	0.97	21.07	29.00	127.23
2007	11,290	6,648	1.00	15.80	31.80	10,023	6,303	0.98	21.29	29.20	126.34
2008	11,398	6,719	1.01	15.40	31.70	9,938	6,399	0.98	20.43	29.16	127.19

TOTAL	118,806	6,779	1.03	14.32	32.52	106,563	6,458	0.99	19.60	29.87	1,376.30

4-10

[GRAPHIC MATERIAL]

4-11

V. DEVELOPMENT
5.1 OVERBURDEN DEWATERING
General
     All wells to be drilled will have dewatering targets of 10 to 20 feet above 6 seam depending on material type encountered. These targets were developed from previous slope stability studies. Well spacing requirements will vary and are driven by subsurface structures, material thickness, relative quality of material and potentiometric levels. At selected sites, 4” monitoring wells will be installed to conduct mini-pump tests for determination of localized aquifer characteristics. The mini-pump test data will be used with piezometric data for well field planning activities. The dewatering depressurization wells scheduled for 1999 typically have an operational life of 12 months, but vary based on well field conditions, dewatering programs, etc. Table 5.1 lists the total number of wells to be installed
Table 5.1
1999 ANNUAL MINE PLAN
6 “ DEWATERING WELL INSTALLATION TABLE

Year	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
# of wells	450	375	425	450	400	475	475	300	350	400
Area B
     The initial overburden saturated thickness for the 1999 drilling area ranges from 30 to 100 feet. Overburden dewatering wells installed will be placed on 200 feet centers well to well and 150 feet row to row. All wells are designed to dewater the material above the 6 seam and in some cases 4/5 IB. The Area B dewatering well installation area is shown on Exhibit 9.1.
Area C
     In multiple seam areas, the designed well field will provide depressurization and ultimately, dewatering of the overburden material between the 4 seam and 5 seam. Well spacing is 300 feet well to well and 150 feet row to row. Typically, the sand unit is confined and thickness rarely exceeds 40 feet, with approximately 20 to 40 feet of excess head. The 1999 Area C dewatering well installation area is delineated on Exhibit 9.1. In the eastern portion of Area C where the 4 seam is the deepest seam to be mined, underburden wells to depressurize the material below the 6 seam are no longer necessary.

5-1

Area D Dragline
     Wells shown on the 1999 dewatering plan are spaced 300 feet well to well and 150 feet row to row. The well spacing has decreased (density has increased) due to underburden pressure and the 5/6 seam split. The dragline is progressing down dip and into an area of significant underburden pressure. The interburden between the 5 and 6 seam is becoming thinner and developing into a significant water bearing sand that will require more dewatering than in the past. The wells should be designed to dewater the material between the 4 and 5 seams and the 5 and 6 seams. The sand above the 3 seam where there is a perched layer may require dewatering. The Area D 1999 dewatering well installation area is shown on Exhibit 9.2.
Area DX
     The 1999 dewatering well installation area for mine area DX is delineated on Exhibit 9.2. The well-spacing shown is 250 from well to well and 300 feet from row to row. Underburden wells are shown only in areas of deeper cover. A pump test will be performed in Area DX before well installation to determine if the well spacing should be changed.
Underburden Depressurization
     Pit floor depressurization will be maintained by the installation of wells installed on 800 to 1000 feet centers. Specific site selection for underburden wells is based on material quality and structural conditions. Depressurization targets for underburden control are based upon clay thickness at the base of the 6 seam. The excess head within the areas to be mined ranges from 30 to 120 feet.
Piezometers
     Piezometers may be installed in all mining areas to monitor aquifer response. Generally, piezometer locations will have two to three two-inch wells per site. Piezometers are planned to facilitate future mine planning activities and groundwater modeling efforts.
5.2 MINE ELECTRICAL SYSTEM
     Three main systems make up the mine electrical requirement. The first is the 12.5 KV system for the mine facilities. High voltage (12.5 KV) is distributed underground to the three primary buildings. Pad mounted transformers reduce the voltage to 480 volts for use in the buildings and miscellaneous structures.

5-2

     The second provides power for the crushing facility and is provided by HL&P. A 35 KV overhead line parallels the HL&P conveyor belt and is used to supply power to both HL&P’s surge bin and NWR’s facility.
     The third serves the draglines, BWE and pit areas. This system consists of nineteen miles of overhead 138 KV radial line running both east and west from a central switch yard. Three miles of line serve Area B and five miles serve Area C. Two 10 MVA skid mounted substations (one in Area B and one in Area C) reduce the voltage to 22.9 KV for the draglines. Secondary pad mounted transformers are required to further reduce the voltage from 22.9 KV to 480 volts to serve auxiliary loads such as dewatering wells. Power for Area D is supplied by an eleven mile overhead 138 KV radial line from the Beargrass switch yard. A 15 MVA, a 12.5 MVA and a 10 MVA skid mounted substations reduce the voltage to 22.9 KV for the BWE and two draglines. Additional feeds to dewatering wells consist of secondary pad mounted transformers required to reduce voltage to 480 KV.
     Additionally, two 12.5 KV lines (one in Area B and one in Area D) from Navasota Valley Electric Cooperative supply 480 volt power for dewatering wells and a dust control water tank pump.
5.3 CIVIL DEVELOPMENT ACTIVITIES
SH 164 Grade Separator/Road Relocation (1997/2000)
     Preliminary planning and design for this relocation began in 1996 with a contract agreement between TxDOT and NWR finalized on October 3, 1996. Due to the grade separator part of this relocation, NWR will allow twenty months for design, public comment, TxDOT approval and bidding, with construction to begin in 1999. NWR has contracted with an outside consulting firm to design the roadway and grade separator. Right-of-way maps and documents will be prepared by NWR. Construction is anticipated to begin in the third quarter of 1999 with completion prior to the end of 2000.
D-E Haulroad (2000)
     In conjunction with the construction of the SH 164 Grade Separator, we will also begin construction on the approximate 1.5 miles of haulroad and dragline walkway to Area E.

5-3

NWR Regrade Equipment / Civil Construction
     The following construction projects will be planned and budgeted to be built by the NWR regrade operation:

Relocations
(99-01) Mine Creek Permanent Channel

Reclamation Ponds
1999 B-1 Reclamation Pond	1999 D4 Reclamation Pond
2000 B-2 Reclamation Pond	2000 D-5 Reclamation Pond
2000 C-10 Reclamation Pond	2001 D-6 Reclamation Pond
2002 B-3 Reclamation Pond

5-4

5.4  DEVELOPMENT PROJECTS
     Following is a list and brief description of the development projects scheduled between 1999 - 2008:
1999 ANNUAL MINE PLAN CIVIL DEVELOPMENT PROJECTS

MINE ROADS
YEAR		PROJECT	LENGTH	UNITS	LIFE
Area B
2001	C	B-2 Haulroad	1.19	Mi.	4
2004	C	B-3 Haulroad	1.02	Mi.	7
2005	E	B-3 Extension [Ramp]	0.15	Mi.	6
2006	E	B-3 Extension [Ramp]	0.15	Mi.	5
2007	E	B-3 Extension [Ramp]	0.19	Mi.	4
2008	E	B-3 Extension [Ramp]	0.15	Mi.	3
Area BX
2005	C	BX-1 Haulroad	2.96	Mi.	8
2008	E	BX-2 Haulroad [Ramp]	0.12	Mi.	5
Area C
2003	E	C South Haulroad Extension	0.57	Mi.	3
Area D
2000	C	D-E Haulroad [Spoilside]	1.46	Mi.	LOM
Area DX
1999	E	DX Haulroad	0.41	Mi.	9
2000	E	DX-1 Extension [Ramp]	0.42	Mi.	8
2006	E	DX-2 Extension [Ramp]	0.40	Mi.	2
2007	E	DX-2 Extension [Ramp]	0.51	Mi.	2
Area B-F
2003	C	E-F Haulroad	5.40	Mi.	10
2004	E	E-F Extension	0.67	Mi.	2
Area E
2003	E	E-1 Haulroad [Ramp]	0.57	Mi.	9
2004	E	E-1 Haulroad [Ramp]	0.38	Mi.	8
2005	E	E-1 Haulroad [Ramp]	0.38	Mi.	7
2008	E	E-1 Haulroad [Ramp]	0.20	Mi.	5
2003	E	E-2 Haulroad [Ramp]	0.57	Mi.	7
2004	E	E-2 Haulroad [Ramp]	0.27	Mi.	6
2005	E	E-2 Haulroad [Ramp]	0.27	Mi.	5
2008	E	E-2 Haulroad [Ramp]	0.10	Mi.	3
Area F
2004	E	F-1 Haulroad	0.50	Mi.	2
2005	E	F-2 Haulroad	0.80	Mi.	2
2006	E	F-3 Haulroad	0.81	Mi.	2
2007	E	F-4 Haulroad	0.85	Mi.	2

5-5

SEDIMENT PONDS
YEAR		PROJECT	SIZE	UNITS	LIFE
Area C
2004	C	Sediment Pond P01-C	800	Ac-Ft	LOM
Area D
1999	E	Sediment Pond P01-D	250	Ac-Ft	LOM
1999	E	Sediment Pond P02-D	850	Ac-Ft	LOM
2001	C	Sediment Pond 026 Mod.	500	Ac-Ft	LOM
2004	C	Sediment Pond 024 Mod	950	Ac-Ft	LOM
Area E
2000	E	Sediment Pond P01-E	150	Ac-Ft	LOM
2001	E	Sediment Pond P02-E	60	Ac-Ft	LOM
2006	E	Sediment Pond P03-E	155	Ac-Ft	LOM
2002	C	Sediment Pond P04-E	600	Ac-Ft	LOM
2006	C	Sediment Pond P05-E	250	Ac-Ft	LOM
Area F
2003	C	Sediment Pond P01-F	700	Ac-Ft	LOM
2005	C	Sediment Pond P02-F(incised)	500	Ac-Ft	LOM

RECLAMATION PONDS
YEAR		PROJECT	SIZE	UNITS	LIFE
1999	E	RP-B1 Reclamation Pond	10	ac-ft	perm
2000	E	RP-B2 Reclamation Pond	10	ac-ft	perm
2002	E	RP-B3 Reclamation Pond	10	ac-ft	perm
2004	E	RP-B4 Reclamation Pond	10	ac-ft	perm
2006	E	RP-B5 Reclamation Pond	10	ac-ft	perm
2008	E	RP-B6 Reclamation Pond	10	ac-ft	perm
1999	E	RP-C9 Reclamation Pond	10	ac-ft	perm
2000	E	RP-C10 Reclamation Pond	10	ac-ft	perm
2004	E	RP-C11 Reclamation Pond	10	ac-ft	perm
2005	E	RP-C12 End Lake	100	ac-ft	perm
1999	E	RP-D4 Reclamation Pond	10	ac-ft	perm
2000	E	RP-D5 Reclamation Pond	10	ac-ft	perm
2001	E	RP-D6 Reclamation Pond	10	ac-ft	perm
2003	E	RP-D7 Reclamation Pond	10	ac-ft	perm
2005	E	RP-D8 Reclamation Pond	10	ac-ft	perm
2007	E	RP-D9 Reclamation Pond	10	ac-ft	perm
2004	E	RP-E1 Reclamation Pond	10	ac-ft	perm
2006	E	RP-E2 Reclamation Pond	10	ac-ft	perm
2008	E	RP-E3 Reclamation Pond	10	ac-ft	perm
2004	E	RP-F1 Reclamation Pond	10	ac-ft	perm
2006	E	RP-F2 Reclamation Pond	10	ac-ft	perm
2008	E	RP-F3 Reclamation Pond	10	ac-ft	perm

5-6

DIVERSIONS
YEAR		PROJECT	LENGTH	UNITS	LIFE
Area A
99/2001	E	Mine Creek Permanent Channel	5,600	ft	perm
Area B/BX
2003	E	B-2 Diversion	8,000	ft	10
2006	E	BX-1 Clean Water Diversion	9,500	ft	2
Area C
2004	E	C-3 Clean Water Diversion	7,000	ft	perm
Area D
1999	E	D02-D Permanent Diversion	2,500	ft	perm
1999	E	D03-D Diversion	3,800	ft	4
1999	E	D04-D Clean Water Diversion	7,300	ft	LOM
2000	E	D05-D Diversion	3,000	ft	1.5
2001	E	D06-D Diversion	3,000	ft	2
2006	E	D07-D Diversion Clean Water	2,000	ft	6
2006	E	D08-D Diversion	3,500	ft	LOM
Area E
2000	E	D01-E Diversion	2,500	ft	10
2001	E	D02-E Diversion	1,500	ft	10
2006	E	D03-E Diversion / Embankment	5,000	ft	LOM
Area F
2003	E	D01-F Diversion / Embankment	4,000	ft	LOM
2003	E	D02-F Diversion / Embankment	7,400	ft	LOM
2005	E	D03-F Diversion / Embankment	5,500	ft	LOM
2005	E	D04-F Diversion / Embankment	6,500	ft	LOM

FACILITIES
YEAR		PROJECT	SIZE	UNITS	LIFE
2004	C	Area F Maint Fac w/Water Tank	1	Ea.	perm

DRAGLINE WALKWAYS
YEAR		PROJECT	LENGTH	UNITS	LIFE
1999	E	D-DX Dragline Walkway - DL27	2,000	ft
2001	E	DX-E Dragline Walkway - DL27*	11,300	ft
2003	E	D-E Dragline Walkway - DL28*	13,400	ft
2004	C	E-F Dragline Walkway - DL27	22,700	ft
2005	E	C-BX Dragline Walkway - DL26*	6,800	ft
2005	E	E-DX Dragline Walkway - DL28*	6,500	ft
2007	E	DX-E Dragline Walkway - DL28*	8,800	ft
		Note: * = highway crossing
		required

5-7

POWERLINE/TELEPHONE RELOCATIONS

YEAR		PROJECT	LENGTH	UNITS	LIFE
Area BX
2005	E	SWB Relocation (FM 39)	3.70	Mi.	Perm
2005	E	Navasota Elect Relocation (FM 39)	3.70	Mi.	Perm
Area C
2002	E	TP&L 69KV Relocation	1.30	Mi.	Perm
Area D/DX
2000	C*	GTE Tele. Relocation (SH 164-1)	3.60	Mi.	Perm
2000	C*	Navasota Elec. 15KV (SH 164-1)	3.60	Mi.	Perm
2002	E	GTE Tele Reloc (Bergstrom)	0.60	Mi.	Perm
2005	C*	GTE Tele Relocation (SH 164-2)	2.50	Mi.	Perm
2005	C*	Navasota Elec. 15KV (SH 164-2)	2.50	Mi.	Perm
Area E
2003	E	TU 138 KV Relocation	1.04	Mi.	Perm
2006	E	TU 138 KV Relocation	3.70	Mi.	Perm
PUBLIC ROAD RELOCATIONS

YEAR		PROJECT	LENGTH	UNITS	LIFE
Area BX
01/03	E	FM 39 Relocation	3.60	Mi.	Perm
Area D/DX
97/00	C*	SH164 Relocation - Phase I	3.50	Mi.	LOM
1999	E	FCR 780 (Old Zion)	0.41	Mi.	Perm
2000	E	Pond 024/Private Rd	0.45	Mi.	LOM
2001	E	FCR 310 Reconstruction	1.70	Mi.	Perm
01/04	C*	SH164 Relocation - Phase II	2.50	Mi.	LOM
Area F
2006	E	Varnell Cemetery Relocation	1	Ea.	LOM
		Note: *=NWR Capital
OIL & GAS PIPELINE/GASWELL RELOCATIONS

YEAR		PROJECT	LENGTH	UNITS	LIFE
Area B
2000	E	Koch 4” Reloc (Lewis B) {100%}	5,000	ft	Perm
Area D
2001	E	Koch 4” Reloc (Laura Lee 1) {0%}	6,500	ft	Perm
Area DX
2006	E	Koch 4” Reloc (Blanton 1) {0%}	5,000	ft	Perm
2006	E	ARCO 20” Relocation {100%}	10,000	ft	Perm
2006	E	Phillips 30” Relocation {100%}	9,000	ft	Perm
Area E
2000	E	Phillips 30” (Pond P01-E) {100%}	2,000	ft	Perm
2001	E	Koch 8” Relocation {24%}	2,500	ft	Perm
2002	E	Texaco 16” Relocation {100%}	19,000	ft	Perm
2006	E	Koch 12” Relocation {0%}	10,500	ft	Perm
Area F
2004	E	Koch 8” Relocation {24%}	15,600	ft	Perm
2004	E	Koch Compressor Station {24%}	LS	ea	Perm

5-8

VI. COMPLIANCE
6.1 REGRADE/RECLAMATION COVER
     The direct haulback operation and the rough regrade operation are currently working together to place SPGM on mined acres well within the time frame allowed by RCT permit. This situation is not expected to change during the period addressed by this AMP. Occasionally, the Truck/Shovel operation may be required to accomplish other tasks besides placing SPGM cover (i.e., rock removal, pond cleanouts, haulroad construction, prebench).
     In addition, the regrade operation has been called on to work outside of normal rough regrade activities. SPGM placement normally occurs within three months of rough regrade as opposed to the permitted nine months.
     Table 6.1 shows acres and cubic yards estimated for regrade and reclamation cover by area for the period (1999-2008) addressed by this mine plan.
6.2 FINAL SURFACE PREPARATION
     During final material placement operations, each area will be reconnaissance cored. The reconnaissance coring will help to verify that an area has four feet of suitable topsoil material. Once it is determined a cored area is suitable, final surface shaping, Rome disking, Towner plowing and terrace and drop structure installation will occur as needed and as directed by the Environmental Services department. Temporary terraces or diversions and drop structures will be used extensively around boxcut areas, ramp areas and areas of long or steep slopes.
     Acres requiring final surface preparation correspond approximately to the projected acres of reclamation cover as reported in Table 6.1.

6-1

TABLE 6.1
ACRES REGRADED AND RECLAIMED
ALL AREAS COMBINED

	Regrade	Reclamation Cover	Reclamation Cover
Period	Acres	Acres	CY (x1000)
Jan.	20	20	145.2
Feb.	20	20	145.2
Mar.	20	20	145.2
Apr.	59	59	428.3
May	59	59	428.3
June	60	60	435.6
July	59	59	428.3
Aug.	59	59	428.3
Sept.	60	60	435.6
Oct.	20	20	145.2
Nov.	20	20	145.2
Dec.	20	20	145.2

1999 Total	476	476	3,455.8

1st Qtr	138	138	1,001.9
2nd Qtr	150	150	1,089.0
3rd Qtr	150	150	1,089.0
4th Qtr	137	137	994.6

2000 Total	575	575	4,174.5

1st Qtr	102	102	740.5
2nd Qtr	125	125	907.5
3rd Qtr	125	125	907.5
4th Qtr	103	103	747.8

2001 Total	455	455	3,303.3

2002	532	532	3,862.3
2003	788	788	5,720.9
2004	711	711	5,161.9
2005	743	743	5,394.2
2006	591	591	4,290.7
2007	662	662	4,806.1
2008	503	503	3,651.8

6 - 2

6.3 DRAINAGE CONTROL
AREA A/B
     The FM 1512 relocation right-of-way is approximately the divider for the drainage in Area A. Drainage to the south and east of the right-of-way flow into Pond 023. Drainage to the north and west of the right-of-way and pit water flow into Mine Creek and Pond 009. Mine Creek permanent channel is being built as the pit advances. A gap is being left in the spoils and shaped during regrade. The diversion will channel run-off into Pond 009. Water will be controlled by pit dewatering and pumped into Mine Creek diversion. A spoil ridge will protect the pit and the spoil configuration will drain water away from the pit and regrade. Drainage in the reclaimed areas is controlled by ponds. Reclamation Ponds RP-A2 and A9 flow into Pond 023. Reclamation Ponds RP-A1, A3, A4, A5, A6 and A7 flow into Pond 009. Sediment Pond 027 was constructed in 1998 to allow for emergency reserves in Area B to be mined. Sediment Pond 028 will he complete in the fall of 1998 and will contain the overland drainage as mining progresses in Area B.
Area C
     In Area C south, Lambs Creek Phase III channels pit water south into Pond 016 and Pond 018. Phase III diverts Lambs Creek through the spoil ridges parallel to the pit. The runoff from the regrade is channeled into this diversion and discharged into Pond 016 and Pond 018.
     During the next several years, inactive pits in the south half of the Area C pit will be left open as needed for more than a year. A spoil ridge will be left to control run-off into these pits.
Area D
     As mining progresses to the east and begins to impact Pond 026 and Sediment Pond P01-D will be constructed to reduce the drainage area of Pond 026. Sediment Pond P02-D will be located at the end pit of the east-west pits and will be utilized in conjunction with P01-D to significantly reduce the volume of drainage on Pond 026 and on Pond 024 as mining progresses to the south. A spoilside diversion will be built to the north of the east-west pits. This diversion will channel surface runoff to the south during the mining of the east-west pits.

6 - 3

6.4 1999 CURRENT REVEGETATION SCHEDULE

		A/B	C	D	Total
Temporary	warm season	42	42	41	125
	cool season	41	42	42	125

	Total Temporary				250

Permanent	tame	108	108	119	335
	native	83	83	134	300

	Total Permanent				635

Replant	tame	8	8	9	25
	native	8	8	9	25
	temporary	8	8	9	25

	Total Replant				75

1999 Revegetation Summary	temporary				250
	permanent				635

	Total				885
6.5 EXTENDED RESPONSIBILITY PERIOD
     ERP Block A-lb has changed in acreage since the 1994 submittal due to vegetation cover in the area which will allow for bond release consideration (Fig. 6.2). Pond 009 and it’s drainage are excluded due to the runoff from mining activities. Adequate acreage has been included with the Pond 009 area to allow for additional cleanouts and downsizing of the pond when necessary. The areas shown on Fig. 6.2 also show the acreage. The RCT requirements for the removal of all temporary structures and downsizing of ponds have pushed these projected dates as shown on Fig. 6.2.
     Since the two year requirement for establishment of trees ended in 1997, NWR has experienced extreme drought conditions during 1996 and 1998. These droughts have forced NWR to implement irrigation practices to insure against a substantial death loss in those trees which were planted. Water is very crucial to the success rate of these young trees during the first two years of development, however with the extreme conditions experienced in 1998, a third year was necessary to keep these trees alive. This practice has proven to be successful, however RCT rules does not allow for “augmentation” practices to take place during bond release phases. Irrigation is one such measure which is not approved.
     In discussions with RCT officials during the fall of 1997, NWR was informed that ERP requirements were being changed to try and enhance acreages to be submitted for bond release.

6 - 4

One major change was the removal of all temporary structures (terraces, rock drops, wooden drop structures) and downsizing of ponds. The 1994 submittal allowed up to the third year once entered into ERP to have this work complete.
     Since this new ruling, NWR initiated the removal of these structures in the Spring of 1998. A substantial amount of disturbance was created and the drought we have experienced in 1998 has delayed the regrowth of grasses necessary to control erosion in theses areas. NWR is monitoring these areas closely and if enough fall rain allow irrigation of trees to cease and repaired areas are adequately covered to control erosion, a resubmitted package will he forwarded to RCT in the fall of 1998. However, if weather conditions are not conducive for fall grass cover, then a Spring, 1999 submittal is necessary. NWR is currently looking at future mining activities which will impact the release of land back to the original land owners in areas C and D.

6 - 5

[GRAPHIC MATERIAL]

6 - 6

[GRAPHIC MATERIAL]

6 - 7

Table 8.1
Jewett Mine — 1999 Annual Mine Plan
Staffing Summary

	1998	1998
	1st Qtr	Year End	1999				Year End Estimates
	Actuals	Estimate	First	Second	Third	Fourth	2000	2001	2002

Operations Engineering	4	4	5	5	5	5	5	5	5
Environmental Services	6	6	6	6	6	6	6	6	6
Operators	206	206	206	206	206	206	206	206	206
Mechanics / Electricians	97	97	97	97	97	97	97	97	97
Warehouse	5	5	5	5	5	5	5	5	5

TOTAL HOURLY	318	318	319	319	319	319	319	319	319
Administration (A)	2	2	2	2	2	2	2	2	2
Lands (C)	3	3	3	3	3	3	3	3	3
Environmental Services	16	17	17	17	17	17	17	17	17
Operations Engineering	5	5	5	5	5	5	5	5	5
Human Resources	5	6	6	6	6	6	6	6	6
Business (B)	22	22	22	22	22	22	22	22	22
Production/Maintenance	27	27	27	27	27	27	27	27	27

TOTAL SALARY	80	82	82	82	82	82	82	82	82

TOTAL JEWETT MINE	398	400	401	401	401	401	401	401	401

(A)	Includes VP General Manager not billable

(B)	Includes one Accountant not billable

(C)	Includes 1/2 Senior Landman not billable

8-1

Table 8.2
Northwestern Resources Co.
Jewett Mine — 1999 Annual Mine Plan
Major Equipment Requirements

														Front End		Coal
				Dozers						Scraper	Graders		Water	Loaders		Haulers	Backhoes			End Dumps
		Draglines	BWE	D9N	D10N	D11N	D7	834B	583K	657	16G	24H	Trucks	992D	Small	150 Ton	8.5	Lg	Sm	100 Ton	150 Ton

1998	December	4	1	4	6	2	2	1	2	1	4	0	2	1	1	14	2	2	1	5	0

1999	January	4	1	4	6	2	2	1	2	1	4	0	2	1	1	14	2	2	1	5	0
	February	4	1	4	6	2	2	1	2	1	4	0	2	1	1	14	2	2	1	5	0
	March	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	5	0
	April	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	May	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	June	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	July	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	August	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	September	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	October	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	November	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	December	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2

2000	1st Quarter	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	2	2	1	3	6
	2nd Quarter	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6
	3rd Quarter	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6
	4th Quarter	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6

2001	1st Quarter	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6
	2nd Quarter	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6
	3rd Quarter	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6
	4th Quarter	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6

2002		4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6

2003		4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	2	8

2004-2008		4	1	4	7	2	2	1	2	1	2	2	2	1	1	14	0	4	1	0	11

8-2

Table 8.3
Jewett Mine — 1999 Annual Mine Plan
Major Equipment Replacements

End
		Backhoes			Coal	Dozers					Dump	Graders	Loaders	Scrapers	Water
		8.5	Large	Small	Haulers	834B	D7	D9N	D10N	D11N	85/150 Ton	16G	992C	657	Trucks

1999	January
February
	March							D904	D103/104		T003/004**	G003*
April
May
June
July
August
September
October
November
December

2000	1st Quarter							D905/906				G004*
	2nd Quarter		B007				D702	D907	D105/106		Add 4		L007	S503
3rd Quarter
4th Quarter

2001	1st Quarter
	2nd Quarter						D701
3rd Quarter
4th Quarter

2002

2003											T005/Add

2004			B008/L501						Add	D111	Add

2005									D107		T006/T007

2006								D904/905	D108

2007									D908/104			G005/006

2008

*	Replace G003 and G004 with new 24H motorgraders.

**	Replace with 150 ton end dump trucks.

8-3

Table 8.4
1999 Annual Mine Plan — Equipment Operating Hours

	JAN	FEB	MAR	APR	MAY	JUNE	JULY	AUG	SEPT	OCT	NOV	DEC	Total
******STRIPPING****** STRIPPING DRAGLINE
DRAGLINES-8200	1,942	1,754	1,414	1,879	1,942	1,879	1,942	1,942	1,879	1,942	1,434	1,942	21,891
DRAGLINE - 8750	632	571	632	612	632	612	632	442	612	632	612	632	7,256
DOZER — D9	400	220	400	400	400	400	400	400	400	400	400	400	4,620
DOZER — D10	2,832	2,558	2,251	2,740	2,832	2,740	2,832	2,623	2,740	2,832	2,251	2,832	32,061
DOZER-834	20	20	20	20	20	20	20	20	20	20	20	20	240
DOZER-D11	500	500	500	500	500	500	500	500	500	500	500	500	6,000

STRIPPING BWE
BWE	595	538	595	576	595	576	595	595	576	595	576	595	7,008
SCRAPER	25	25	25	25	25	25	25	25	25	25	25	25	300
DOZER-D7	595	538	595	576	595	576	595	595	576	595	576	595	7,008
DOZER-D9	250	250	250	250	250	250	250	250	250	250	250	250	3,000
DOZER-D10	600	600	600	600	600	620	620	600	600	600	600	600	7,240
SMALL BACKHOE	10	10	10	10	10	10	10	10	10	10	10	10	120

STRIPPING MOBILE
SCRAPER	50	50	50	50	50	50	50	50	50	50	50	50	600
END DUMP	2,530	2,285	2,530	2,448	2,530	2,448	2,530	2,530	2,448	2,530	2,448	2,530	29,787
BACKHOE-8.5 cu. yd.	932	842	932	902	932	902	932	932	902	932	902	932	10,975
FEL	0	0	0										0
DOZER-D9	655	591	655	634	655	634	655	655	634	655	634	655	7,712
DOZER-D10	300	300	300	300	300	300	300	300	300	300	300	300	3,600
DOZER-D11	50	50	50	50	50	50	50	50	50	50	50	50	600
DOZER-834	15	15	15	15	15	15	15	15	15	15	15	15	180

***LIGNITE LOADING*** LIGNITE LOADING
5130 BACKHOE	1,165	1,052	1,165	1,128	1,165	1,128	1,165	1,165	1,128	1,165	1,128	1,165	13,718
BACKHOE-8.5 cu. yd.	0	0	0	0	0	0	0	0	0	0	0	0	0
FEL	557	503	557	539	557	539	557	557	539	557	539	557	6,552
DOZER-D10	50	50	50	50	50	50	50	50	50	50	50	50	600

LIGNITE HAULING
HAULER	5,755	5,198	5,755	5,569	5,755	5,569	5,755	5,755	5,569	5,755	5,569	5,755	67,759
DOZER — D10	100	100	100	100	100	100	100	100	100	100	100	100	1,200

LIGNITE CRUSHING
DOZER — D9	500	500	500	500	500	500	500	500	500	500	500	500	6,000
DOZER-834	250	250	250	250	250	250	250	250	250	250	250	250	3,000

********ROADS******** ROADS
GRADER	2,196	1,984	1,647	1,594	1,647	1,594	1,647	1,647	1,063	1,647	1,594	1,647	19,908
WATER TRUCK	700	700	700	700	700	700	700	700	700	700	700	700	8,400
SCRAPER	55	55	55	55	55	55	55	55	55	55	55	55	660
DOZER-D9	120	120	120	120	120	120	120	120	120	120	120	120	1,440

***WATER CONTROL*** WATER CONTROL PIT
DOZER-D9	100	100	100	90	90	90	90	90	90	100	100	100	1,140
SMALL BACKHOE	225	225	225	225	225	225	225	225	225	225	225	225	2,700
DOZER-D7	200	200	200	200	200	200	200	200	200	200	200	200	2,400

O.B. DEWATERING
DOZER-D9	50	50	50	50	50	50	50	50	50	50	50	50	600

****RECLAMATION**** RECLAIM CURRENT
SCRAPER	50	50	50	50	50	50	50	50	50	50	50	50	600
DOZER-D11	576	520	576	558	576	558	576	576	558	576	558	576	6,784
DOZER-D10	200	200	200	200	200	200	200	200	200	200	200	200	2,400
DOZER-D9	150	150	150	150	150	150	150	150	150	150	150	150	1,800
DOZER-D7	75	75	75	75	75	75	75	75	75	75	75	75	900

8-4

Table 8.4
1999 Annual Mine Plan — Equipment Operating Hours

		1ST	2ND	3RD	4TH	2000	1ST	2ND	3RD	4TH	2001	2002	2003	2004	2005	2006	2007	2008
****STRIPPING****
STRIPPING DRAGLINE
	DRAGLINE - 8200	5,638	5,700	5,763	5,318	22,419	5,638	5,700	5,763	5,318	22,419	22,419	22,419	22,419	22,419	22,419	22,419	22,419
	DRAGLINE - 8750	1,620	1,856	1,877	1,856	7,210	1,620	1,856	1,877	1,856	7,210	7,210	7,210	7,210	7,210	7,210	7,210	7,210
	DOZER — D9	1,020	1,200	1,200	1,200	4,620	1,020	1,200	1,200	1,200	4,620	4,620	4,620	4,620	4,620	4,620	4,620	4,620
	DOZER — D10	7,640	8,312	8,195	7,914	32,061	7,640	8,312	8,195	7,914	32,061	32,061	32,061	32,061	32,061	32,061	32,061	32,061
	DOZER-834	60	60	60	60	240	60	60	60	60	240	240	240	240	240	240	240	240
	DOZER-D11	1,500	1,500	1,500	1,500	6,000	1,500	1,500	1,500	1,500	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000

SHIPPING BWE
	BWE	1,728	1,747	1,766	1,766	7,008	1,728	1,747	1,766	1,766	7,008	7,008	7,008	7,008	7,008	7,008	7,008	7,008
	SCRAPER	75	75	75	75	300	75	75	75	75	300	300	300	300	300	300	300	300
	DOZER-D7	1,728	1,747	1,766	1,766	7,008	1,728	1,747	1,766	1,766	7,008	7,008	7,008	7,008	7,008	7,008	7,008	7,008
	DOZER-D9	750	750	750	750	3,000	750	750	750	750	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000
	DOZER-D10	1,800	1,820	1,820	1,800	7,240	1,800	1,820	1,820	1,800	7,240	7,240	7,240	7,240	7,240	7,240	7,240	7,240
	SMALL BACKHOE	30	30	30	30	120	30	30	30	30	120	120	120	120	120	120	120	120

STRIPPING MOBILE
	SCRAPER	150	150	150	150	600	150	150	150	150	600	600	600	600	600	600	600	600
	END DUMP	7,345	7,426	7,508	7,508	29,787	7,345	7,426	7,508	7,508	29,787	29,787	29,787	29,787	29,787	29,787	29,787	29,787
	BACKHOE-8.5 cu. yd.	2,706	1,026	1,056	1,056	5,845	1,056	1,026	1,056	1,056	4,195	4,195	4,195	4,195	4,195	4,195	4,195	4,195
	BACKHOE-5130	0	1,710	1,710	1,710	5,130	1,710	1,710	1,710	1,710	6,840	6,840	6,840	6,840	6,840	6,840	6,840	6,840
	DOZER-D9	1,901	1,923	1,944	1,944	7,712	1901	1,923	1,944	1,944	7,712	7,712	7,712	7,712	7,712	7,712	7,712	7,712
	DOZER-D10	900	900	900	900	3,600	900	900	900	900	3,600	3,600	3,600	3,600	3,600	3,600	3,600	3,600

	DOZER-834	45	45	45	45	180	45	45	45	45	180	180	180	180	180	180	180	180
*LIGNITE LOADING*
LIGNITE LOADING
	5130 BACKHOE	3,383	3,420	3,458	3,458	13,718	3,383	3,420	3,458	3,458	13,718	13,718	13,718	13,718	13,718	13,718	13,718	13,718
	BACKHOE-8.5 cu. yd.	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	FEL	1,616	1,634	1,652	1,652	6,552	1,616	1,634	1,652	1,652	6,552	6,552	6,552	6,552	6,552	6,552	6,552	6,552
	DOZER-D10	150	150	150	150	600	150	150	150	150	600	600	600	600	600	600	600	600

LIGNITE HAULING
	HAULER	16,708	16,893	17,079	17,079	67,759	16,708	16,893	17,079	17,079	67,759	67,759	67,759	67,759	67,759	67,759	67,759	67,759
	DOZER — D10	300	300	300	300	1,200	300	300	300	300	1,200	1,200	1,200	1,200	1,200	1,200	1,200	1,200

LIGNITE CRUSHING
	DOZER — D9	1,500	1,500	1,500	1,500	6,000	1,500	1,500	1,500	1,500	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000
	DOZER-834	750	750	750	750	3,000	750	750	750	750	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000
*****ROADS*****
ROADS
	GRADER	5,827	4,835	4,357	4,889	19,908	5,827	4,835	4,357	4,889	19,908	19,908	19,908	19,908	19,908	19,908	19,908	19,908
	WATER TRUCK	2,100	2,100	2,100	2,100	8,400	2,100	2,100	2,100	2,100	8,400	8,400	8,400	8,400	8,400	8,400	8,400	8,400
	SCRAPER	165	165	165	165	660	165	165	165	165	660	660	660	660	660	660	660	660
	DOZER-D9	360	360	360	360	1,440	360	360	360	360	1,440	1,440	1,440	1,440	1,440	1,440	1,440	1,440
**WATER CONTROL**
WATER CONTROL PIT
	DOZER-D9	300	270	270	300	1,140	300	270	270	300	1,140	1,140	1,140	1,140	1,140	1,140	1,140	1,140
	SMALL BACKHOE	675	675	675	675	2,700	675	675	675	675	2,700	2,700	2,700	2,700	2,700	2,700	2,700	2,700
	DOZER-D7	600	600	600	600	2,400	600	600	600	600	2,400	2,400	2,400	2,400	2,400	2,400	2,400	2,400

O.B. DEWATERING
	DOZER-D9	150	150	150	150	600	150	150	150	150	600	600	600	600	600	600	600	600
***RECLAMATION***
RECLAIM CURRENT
	SCRAPER	150	150	150	150	600	150	150	150	150	600	600	600	600	600	600	600	600
	DOZER-D11	1,673	1,691	1,710	1,710	6,784	1,673	1,691	1,710	1,710	6,784	6,784	6,784	6,784	6,784	6,784	6,784	6,784
	DOZER-D10	600	600	600	600	2,400	600	600	600	600	2,400	2,400	2,400	2,400	2,400	2,400	2,400	2,400
	DOZER-D9	450	450	450	450	1,800	450	450	450	450	1,800	1,800	1,800	1,800	1,800	1,800	1,800	1,800
	DOZER-D7	225	225	225	225	900	225	225	225	225	900	900	900	900	900	900	900	900

8-5

TABLE 8.5
1999 ANNUAL MINE PLAN
EQUIPMENT OPERATING HOURS SUMMARY

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTAL
DRAGLINES - 8200	1,942	1,754	1,414	1,879	1,942	1,879	1,942	1,942	1,879	1,942	1,434	1,942	21,891
DRAGLINE - 8750	632	571	632	612	632	612	632	442	612	632	612	632	7,256
BWE	595	538	595	576	595	576	595	595	576	595	576	595	7,008
SCRAPER	180	180	180	180	180	180	180	180	180	180	180	180	2,160
END DUMP	2,530	2,285	2,530	2,448	2,530	2,448	2,530	2,530	2,448	2,530	2,448	2,530	29,787
5130 BACKHOE	1,165	1,052	1,165	1,128	1,165	1,128	1,165	1,165	1,128	1,165	1,128	1,165	13,718
BACKHOE - 8.5 cu. Yd.	932	842	932	902	932	902	932	932	902	932	902	932	10.975
FEL	557	503	557	539	557	539	557	557	539	557	539	557	6,552
DOZER D11	1,076	1,020	1,076	1,058	1,076	1,058	1,076	1,076	1,058	1,076	1,058	1,076	12,784
DOZER D10	4,082	3,808	3,501	3,990	4,082	4,010	4,102	3,873	3,990	4,082	3,501	4,082	47,101
DOZER D9	2,075	1,831	2,075	2,044	2,065	2,044	2,065	2,065	2,044	2,075	2,054	2,075	24,512
DOZER D7	870	813	870	851	870	851	870	870	851	870	851	870	10,308
DOZER - 834	285	285	285	285	285	285	285	285	285	285	285	285	3,420
HAULER	5,755	5,198	5,755	5,569	5,755	5,569	5,755	5,755	5,569	5,755	5,569	5,755	67,759
GRADER	2,196	1,984	1,647	1,594	1,647	1,594	1,647	1,647	1,063	1,647	1,594	1,647	19,808
WATER TRUCK	700	700	700	700	700	700	700	700	700	700	700	700	8,400
SMALL BACKHOE	235	235	235	235	235	235	235	235	235	235	235	235	2,820

8-6

TABLE 8.5
1999 ANNUAL MINE PLAN
EQUIPMENT OPERATING HOURS SUMMARY

	1ST	2ND	3RD	4TH	2000	1ST	2ND	3RD	4TH	2001	2002	2003	2004	2005	2006	2007	2008
DRAGLINES - 8200	5,638	5,700	5,763	5,318	22,419	5,638	5,700	5,763	5,318	22,419	22,419	22,419	22,419	22,419	22,419	22,419	22,419
DRAGLINE-8750	1,620	1,856	1,877	1,856	7,210	1,620	1,856	1,877	1,856	7,210	7,210	7,210	7,210	7,210	7,210	7,210	7,210
BWE	1,728	1,747	1,766	1,766	7,008	1,728	1,747	1,766	1,766	7,008	7,008	7,008	7,008	7,008	7,008	7,008	7,008
SCRAPER	540	540	540	540	2,160	540	540	540	540	2,160	2,160	2,160	2,160	2,160	2,160	2,160	2,160
END DUMP	7,345	7,426	7,508	7,508	29,787	7,345	7,426	7,508	7,508	29,787	29,787	29,787	29,787	29,787	29,787	29,787	29,787
5130 BACKHOE	3,383	3,420	3,458	3,458	13,718	3,383	3,420	3,458	3,458	13,718	13,718	13,718	13,718	13,718	13,718	13,718	13,718
BACKHOE-8.5 cu.yd.	2,706	1,026	1,056	1,056	5,845	1,056	1,026	1,056	1,056	4,195	4,195	4,195	4,195	4,195	4,195	4,195	4,195
FEL	1,616	3,344	3,362	3,362	11,682	3,326	3,344	3,362	3,362	13,392	13,392	13,392	13,392	13,392	13,392	13,392	13,392
DOZER D11	3,173	3,191	3,210	3,210	12,784	3,173	3,191	3,210	3,210	12,784	12,784	12,784	12,784	12,784	12,784	12,784	12,784
DOZER D10	11,390	12,082	11,965	11,664	47,101	11,390	12,082	11,965	11,664	47,101	47,101	47,101	47,101	47,101	47,101	47,101	47,101
DOZER D9	5,981	4,653	4,674	4,704	18,512	4,481	4,653	4,674	4,704	18,512	18,512	18,512	18,512	18,512	18,512	18,512	18,512
DOZER D7	2,553	2,572	2,591	2,591	10,308	2,553	2,572	2,591	2,591	10,308	10,308	10,308	10,308	10,308	10,308	10,308	10,308
DOZER-834	855	855	855	855	3,420	855	855	855	855	3,420	3,420	3,420	3,420	3,420	3,420	3,420	3,420
HAULER	16,708	16,893	17,079	17,079	67,759	16,708	16,893	17,079	17,079	67,759	67,759	67.759	67,759	67,759	67.759	67,759	67,759
GRADER	5,827	4,835	4,357	4,889	19,908	5,827	4,835	4,357	4,889	19,908	19,908	19,908	19,908	19,908	19,908	19,908	19,908
WATER TRUCK	2,100	2,100	2,100	2,100	8,400	2,100	2,100	2,100	2,100	8,400	8,400	8,400	8,400	8,400	8,400	8,400	8,400
SMALL BACKHOE	705	705	705	705	2,820	705	705	705	705	2,820	2,820	2,820	2,820	2,820	2,820	2,820	2,820

8-7

Northwestern Resources Co.
Jewett Mine
Capital and Operations Budget
1999 — 2008
This document contains the Jewett Mine Capital and Operations Budget for the years 1999 through 2008 as approved by Houston Lighting & Power. Due to the confidential nature of its contents, disclosure of information contained in the budget should be restricted to employees of NWR or HL&P, and used only for purposes related to the Jewett Mine.
Presented to
Houston Lighting & Power
December, 1998
Distribution List:

HL&P Houston	HL&P Jewett	NWR Jewett
J. Mitcham	M. Berend	J. Allred	F. Walters
A. Harper	A. Jones	C. Hardy	B. Armstrong
	T. Tawney	K. Keppner	E. Abram
	T. Underwood	L. Morrison	A. Barnes
	Limestone Site File		File

C-I

Northwestern Resources Co.
Jewett Mine
1999 — 2008 Capital and Operations Budget
Table of Contents

Overview	II
Capital Budget
Overview	C - 1
Budget:
Summary	C - 3
Ten Year Spread	C - 4
1999 By Month	C - 6
2000 - 2003	C - 7
Escalation:
Method	C - 8
Applied Indices	C - 9
1999 Capital Budget Items	CI - 1
Operations Budget
Overview	O - 1
Budget:
Summary	O - 7
Lignite Supply Agreement Format	O - 9
Categorical Format	O - 10
Ten Year Spread	O - 11
1999 By Month	O - 17
2000 - 2003	O - 20
Escalation:
Method	O - 23
Applied Indices	O - 24
Assumptions
Tonnage Projections:	A - 1
Bank Cubic Yards	A - 2
Major Equipment Requirements	A - 3
Major Equipment Replacements	A - 4
Average Equipment Lives	A - 5
Major Hourly Equipment Rates	A - 6
Support Equipment Rates	A - 8
Wage Projection and Overtime Assumptions	A - 9
Payroll Loading Factors	A - 10
Staffing Summary	A - 12
Constant Dollar Budgets
Capital	CD - 1
Operations	CD - 5

I

Northwestern Resources Co.
Overview of the Jewett Mine
     This document contains the 1999 — 2008 Capital and Operations Budget for the Jewett Mine located in Leon, Limestone, and Freestone Counties, Texas. This mine supplies fuel to Houston Lighting and Power, the owner and operator of the Limestone Electric Generating Station (two 820 mw generators).
     Mine construction began late in 1983, and initial overburden stripping commenced in June 1985. Full production of approximately 8.1 million tons per year was reached in 1989 with an expected mine life of thirty years. Production in 1999 will exceed 9.0 million tons. Three 78 cubic yard capacity draglines, one 128 cubic yard capacity dragline, and one bucketwheel excavator system (BWE) are the primary pieces of overburden stripping equipment. In deep overburden areas, end-dump and truck prebenching are used to supplement dragline and BWE production capabilities.
     Reserves incorporated in the Jewett Mine Plan include over 240 million tons. Additional reserves are available in the area to increase production or operate for a longer term. Five lignite seams, varying from 2 to 15 feet thick, will be mined. The principle coal raining method utilizes large backhoes and front-end loaders to load bottom dump trucks for extraction and haulage of lignite to a central crushing facility.
     An extensive post-rnine reclamation program, including spoilpile grading and revegetation, is in place to assure the mined out lands are restored to at least their premining productivity levels. Post-mine land use will typically be for cattle grazing and wildlife habitat.

II

Northwestern Resources Co.
1999 Capital Budget Overview
     The 1999 — 2008 Capital Budget was prepared on the basis of costs to be incurred by NWR for work performed in the same period. Escalation has been applied according to the schedule on page C - 9. No contingency has been included, except where specifically identified. Salvage value for replacement equipment is not included in the requested amount.
     The Capital Budget is assembled into three major categories for 1999:
▼ Facility Modification & Addition
▼ Equipment
▼ Lands

Northwestern Resources Co.
1999 — 2008 Capital Budget
Major Categories
Facility Modification &Addition
▼	Haulroads & Ponds:

This item includes construction of haulroads and drainage control structures at the mine. Included as haulroad construction are those roads used primarily for coal haulage. The engineering cost for surveying, construction testing, and inspection of these activities are not included. They are considered expense for the 1999 Budget. All service roads are expensed.
Equipment
▼	Major Equipment — Additions and Replacements

The primary pieces of overburden stripping equipment are three Marion 8200 (78 cubic yard) electric walking draglines, one Marion 8750 (128 cubic yard) electric walking dragline, and a bucketwheel excavator system (BWE).

▼	Mobile Equipment — Additions and Replacements

This category includes the cost of major mobile equipment required for clearing, stripping, coal removal, coal hauling, and regrading. A listing of equipment replacements is shown on page A — 4 of the Assumptions section. The useful life of the different types of mobile equipment may be seen on page A — 5 of the Assumptions section.

▼	Support Equipment — Additions Items in this category include support equipment not directly used in production.

▼	Support Equipment — Replacements and Other Equipment

In this category are the costs of maintenance and support equipment such as fuel/lube trucks, welding trucks, service trucks, forklifts, light plants, reclamation implements, in-pit and overburden dewatering equipment, and pickup trucks. Also included are the costs of shop and service tools, and safety/training equipment as well as other miscellaneous equipment.

▼	Office Furniture and Equipment — Additions and Replacements This category includes various types of furniture, office and computer equipment.
Lands
▼	Tract Purchases

This category includes funds for purchases of tracts needed for the Life of Mine operations. Other leased properties will be recommended for purchase in order to provide for ancillary operations.

▼	Surface Improvements

Included here are payments to the respective landowner of the fair market value for buildings, fences, tanks, and other improvements that will be destroyed or rendered useless by the mining operations. These payments are required under the provisions of the respective coal leases.

Northwestern Resources Co.
1999 Capital Budget Summary
Escalated Dollars

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	Total
Mine Facilities	$—	$788,214	$1,467,798	$1,616,897	$7,203,497	$4,664,866	$4,160,182	$—	$918,212	$—	$20,819,666
Mine Equipment	646,000	6,554,309	569,194	326,805	919,088	5,525,787	1,567,065	2,468,026	4,833,533	130,725	23,540,532
Land	250,000	193,795	311,800	379,641	—	—	—	—	—	—	1,135,236

Total	$896,000	$7,536,318	$2,348,792	$2,323,343	$8,122,585	$10,190,653	$5,727,247	$2,468,026	$5,751,745	$130,725	$45,495,434

JEWETT CAPITAL BUDGET ESCALATED DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’S)

	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	5 YEAR
	1999	2000	2001	2002	2003	TOTAL
* EQUIPMENT
** MAJOR EQUIP DRAGLINE	520.0	0.0	0.0	0.0	133.5	653.5

** Subtotal	520.0	0.0	0.0	0.0	133.5	653.5

** MOBILE EQUIP REPLACEMENT	0.0	5,944.0	0.0	0.0	0.0	5,944.0

** Subtotal	0.0	5,944.0	0.0	0.0	0.0	5,944.0

** SHOP & SERV SUPP EQUIP REP	0.0	507.7	463.9	218.7	674.3	1,864.6

TOOLS & EQUIP	126.0	102.8	105.2	108.1	111.2	553.3

** Subtotal	126.0	610.5	569.1	326.8	785.5	2,417.9

* Total	646.0	6,554.5	569.1	326.8	919.0	9,015.4

* FACILITIES
** ROAD & DRAIN HAULROADS	0.0	788.2	677.5	0.0	5,285.0	6,750.7
PONDS	0.0	0.0	790.3	1,616.9	1,918.4	4,325.6

** Subtotal	0.0	788.2	1,467.8	1,616.9	7,203.4	11,076.3

* Total	0.0	788.2	1,467.8	1,616.9	7,203.4	11,076.3

* LANDS
** ACQUISITION TRACT PURCHASES	200.0	193.8	311.8	379.6	0.0	1,085.2

** Subtotal	200.0	193.8	311.8	379.6	0.0	1,085.2

** SURFACE IMPROVEMENT	50.0	0.0	0.0	0.0	0.0	50.0

** Subtotal	50.0	0.0	0.0	0.0	0.0	50.0

* Total	250.0	193.8	311.8	379.6	0.0	1,135.2

Grand Total	896.0	7,536.5	2,348.7	2,323.3	8,122.4	21,226.9

JEWETT CAPITAL BUDGET ESCALATED DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’S)

	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	5 YEAR
	2004	2005	2006	2007	2008	TOTAL
* EQUIPMENT
** MAJOR EQUIP DRAGLINE	0.0	71.1	0.0	0.0	0.0	71.1

** Subtotal	0.0	71.1	0.0	0.0	0.0	71.1

** MOBILE EQUIP REPLACEMENT	5,264.4	817.5	2,317.6	4,443.0	0.0	12,842.5

** Subtotal	5,264.4	817.5	2,317.6	4,443.0	0.0	12,842.5

** SHOP & SERV SUPP EQUIP REP	146.7	560.0	27.8	263.7	0.0	998.2
TOOLS & EQUIP	114.7	118.5	122.6	126.8	130.7	613.3

** Subtotal	261.4	678.5	150.4	390.5	130.7	1,611.5

* Total	5,525.8	1,567.1	2,468.0	4,833.5	130.7	14,525.1

* FACILITIES
** MINE BLDGS MODIF & ADDS	780.4	0.0	0.0	0.0	0.0	780.4

** Subtotal	780.4	0.0	0.0	0.0	0.0	780.4

* ROAD & DRAIN HAULROADS	1,384.4	1,847.7	0.0	0.0	0.0	3,232.1
PONDS	2,500.1	2,312.5	0.0	918.2	0.0	5,730.8

** Subtotal	3,884.5	4,160.2	0.0	918.2	0.0	8,962.9

* Total	4,664.9	4,160.2	0.0	918.2	0.0	9,743.3

Grand Total	10,190.7	5,727.3	2,468.0	5,751.7	130.7	24,268.4

JEWETT CAPITAL BUDGET ESCALATED DOLLARS

NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’S)

	1999												1999
	JAN	FEB	MARCH	APRIL	MAY	JUNE	JULY	AUG	SEPT	OCT	NOV	DEC	TOTAL
* EQUIPMENT
** MAJOR EQUIP DRAGLINE	0.0	0.0	0.0	0.0	0.0	0.0	0.0	520.0	0.0	0.0	0.0	0.0	520.0

** Subtotal	0.0	0.0	0.0	0.0	0.0	0.0	0.0	520.0	0.0	0.0	0.0	0.0	520.0

** SHOP & SERV TOOLS & EQUIP	5.0	12.4	5.0	19.0	10.0	19.6	10.0	10.0	10.0	10.0	10.0	5.0	126.0

** Subtotal	5.0	12.4	5.0	19.0	10.0	19.6	10.0	10.0	10.0	10.0	10.0	5.0	126.0

* Total	5.0	12.4	5.0	19.0	10.0	19.6	10.0	530.0	10.0	10.0	10.0	5.0	646.0
* LANDS
** ACQUISITION TRACT PURCHASE	0.0	0.0	10.0	0.0	40.0	0.0	80.0	0.0	40.0	0.0	30.0	0.0	200.0

** Subtotal	0.0	0.0	10.0	0.0	40.0	0.0	80.0	0.0	40.0	0.0	30.0	0.0	200.0

** SURFACE IMPROVEMENT	0.0	0.0	20.0	0.0	0.0	20.0	0.0	0.0	10.0	0.0	0.0	0.0	50.0

** Subtotal	0.0	0.0	20.0	0.0	0.0	20.0	0.0	0.0	10.0	0.0	0.0	0.0	50.0

* Total	0.0	0.0	30.0	0.0	40.0	20.0	80.0	0.0	50.0	0.0	30.0	0.0	250.0

Grand Total	5.0	12.4	35.0	19.0	50.0	39.6	90.0	530.0	60.0	10.0	40.0	5.0	896.0

JEWETT CAPITAL BUDGET ESCALATED DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’S)

	2000				2000	2001				2001	2002	2003	5-YEAR
	QTR 1	QTR 2	QTR 3	QTR 4	TOTAL	QTR 1	QTR 2	QTR 3	QTR 4	TOTAL	TOTAL	TOTAL	TOTAL
* EQUIPMENT
** MAJOR EQUIP DRAGLINE	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	133.5	653.5

** Subtotal	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	133.5	653.5

** MOBILE EQUIP REPLACEMENT	1226.7	4717.3	0.0	0.0	5944.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,944.0

** Subtotal	1226.7	4717.3	0.0	0.0	5944.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,944.0

** SHOP & SERV SUPP EQUIP REP	121.1	355.8	12.3	18.5	507.7	162.3	182.5	100.1	19.0	463.9	218.7	674.3	1,864.6
TOOLS & EQUIP	25.7	25.7	25.7	25.7	102.8	26.3	26.3	26.3	26.3	105.2	108.1	111.2	553.3

** Subtotal	146.8	381.5	38.0	44.2	610.5	188.6	208.8	126.4	45.3	569.1	326.8	785.5	2,417.9

* Total	1373.5	5098.8	38.0	44.2	6554.5	188.6	208.8	126.4	45.3	569.1	326.8	919.0	9,015.4

* FACILITIES
** ROAD & DRAIN HAULROADS	0.0	394.1	394.1	0.0	788.2	0.0	0.0	421.5	256.0	677.5	0.0	5285.0	6,750.7
PONDS	0.0	0.0	0.0	0.0	0.0	474.2	316.1	0.0	0.0	790.3	1616.9	1918.4	4,325.6

** Subtotal	0.0	394.1	394.1	0.0	788.2	474.2	316.1	421.5	256.0	1467.8	1616.9	7203.4	11,076.3

** Total	0.0	394.1	394.1	0.0	788.2	474.2	316.1	421.5	256.0	1467.8	1616.9	7203.4	11,076.3

* LANDS
** ACQUISITION TRACT PURCHASE	51.1	0.0	142.7	0.0	193.8	55.3	55.3	107.5	93.7	311.8	379.6	0.0	1,085.2

** Subtotal	51.1	0.0	142.7	0.0	193.8	55.3	55.3	107.5	93.7	311.8	379.6	0.0	1,085.2

** SURFACE IMPROVEMENT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	50.0

** Subtotal	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	50.0

* Total	51.1	0.0	142.7	0.0	193.8	55.3	55.3	107.5	93.7	311.8	379.6	0.0	1,135.2

Grand Total	1424.6	5492.9	574.8	44.2	7536.5	718.1	580.2	655.4	395.0	2348.7	2323.3	8322.4	21,226.9

Northwestern Resources Co.
1999 Capital Budget Escalation
     The escalation rates used in the Capital Budget were taken from the 1998 Houston Industries, Inc. Cost Escalation Study, dated May, 1998. HL&P provided this study to NWR. NWR then determined the appropriate indices to be used for each budget item. The following page shows the selected indices for the 1999 Capital Budget.
     Capital dollars are based on 1999 dollars; consequently, no escalation was applied for 1999. The budget is then escalated quarterly for 2000 and 2001, and annually for 2002 through 2008, to derive the escalated dollar budget. The method used gives an effective annual rate after compounding equal to the stated escalation rates.

Northwestern Resources Co.
1999 Capital Budget
Applied Indices

		RATE APPLIED
DESCRIPTION	1999 2008 INDEX	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
Mine Buildings	Warehouse Construction Costs	1.9	2.2	2.2	2.2	2.4	2.5	2.9	2.9	2.7	2.6

Lignite Handling Facility	Coal & Ash Handling Equipment	1.2	2.3	2.9	2.5	2.5	2.9	3.1	3.1	3.2	2.9

Electrical Distribution System	Total Distribution Plant	1.4	1.6	1.8	1.8	2.3	2.5	2.9	3.0	2.4	2.1

Roads & Drainage	Heavy Construction Trades	3.0	2.9	2.4	2.3	1.7	2.5	2.9	2.8	3.0	3.1

Draglines, Mobile Equipment, Shop & Service Inventory	Mining (PPI 3532)	1.7	2.6	2.7	2.6	2.9	3.1	3.3	3.5	3.4	3.1

Land	GDP Implicit Deflator	1.9	2.2	2.1	2.2	2.4	2.5	2.6	2.8	2.8	2.9
1999 costs are based on 1998 current dollars plus escalation. 1999 — 2008 are escalated from the basis by the indicated rate as taken from the HII Cost Escalation Study (May, 1998).

Northwestern Resources Co.
Jewett Mine
1999 Capital Budget

Page
		MAJOR EQUIPMENT
CI-2	99MJE001	Purchase Rails and rollers for DL25	$520,000	520,000

		VEHICLE/SUPPORT EQUIPMENT — ADDITIONS
CI-4	99STE001	Tools & Small Equipment	126,000	126,000

		TRACT PURCHASES
CI-6	99TPS001	Tract Purchases	200,000	200,000

		SURFACE IMPROVEMENTS
CI-8	99SF1001	Surface Improvements	50,000	50,000

		Total 1999 Capital		$896,000

Houston Industries Power Generation
1999 Project Evaluation / Approval Form

Location:	Jewett Mine		Sponsor:	Dean Gatzemeier
Project Title:	Purchase Rails and Rollers for DL25		Phone No:	903-626-6323

Project ID:	99MJE001 Prog Elem: HFCL01	Year: 1999	Submit Date: 6/29/98
PROJECT DESCRIPTION AND SCOPE:
Purchase new rails and rollers for 8200 dragline DL25.
PROJECT JUSTIFICATION AND ALIGNMENT TO HIPG STRATEGY:
     At present, there is one set of spare rails and rollers for a Marion 8200 dragline at the Jewett Mine. In November 1998, this set will be used for DL26, and no spare set will be on site.
     DL25’s rails and rollers are 13 years old. The rails are showing signs of fatigue, and the rollers have been replaced as needed. If the rails and rollers fail on this machine, the lead-time on the parts is six months. Limestone Electric Generating Station fuel deliveries could be severely impacted. This project supports the HIPG strategy of availability improvement.

Category: Rehabilitation-in-kind Start Date: January, 1999	New or Carried Forward: New Completion Date: June 1999	Capital or O&M: Capital

Cost or Project:	Prior Yrs.	Budget Yr.	Year +1	Future Yrs.	Budget	Actuals	Difference

HIPG Labor	$—	$—	$—	$—	$—	$—	$—
Material	—	—	—	—	—	—	—
Contracts	—	—	—	—	—	—	—
Other	—	520,000	—	—	—	—	—

Totals	$—	$520,000	—	—	—	—	—

FINANCIAL DATA

Benefit/Cost Radio:	NPV Selected:	NPV Alternative 1:
Payback Period:	NPV Rejected:	NPV Alternative 2:
% Ret on Investment:	NPV Deferred:	NPV Alternative 3:
FINANCIAL SUMMARY:

Houston Industries Power Generation
1999 Project Evaluation / Approval Form

Location:	Jewett Mine		Sponsor:	Dean Gatzemeier
Project Title:	Purchase Rails and Rollers for DL25		Phone No:	903-626-6323

Project ID:	99MJE001 Prog Elem: HFCL01	Year: 1999	Submit Date: 6/29/98
SENSITIVITY ANALYSIS:
     If the rails and rollers fail on DL25 without the Jewett Mine having spares on site, the fuel supply to the Limestone Electric Generating Station could be impacted. The lead-time on this item is six months.
PROJECT SCHEDULE AND MILESTONES:

Estimated Start Date: January, 1999	Estimated Completion Date: June, 1999
Milestones:
DEFERRAL ANALYSIS:
     Deferral is not an option.
PCA PLAN:
     The purpose of this project is to ensure that the rails and rollers on DL25 do not cause more than 21 days of downtime. By purchasing this item and having a spare set on site, when the rollers are ready for change out, the dragline will be placed back into service in 21 days or less.
PCA RESULTS:

APPROVALS:

Sponsor:	Date:

Vice President:	Date:

Northwestern Resources Co.
1998 Operations Budget Overview
     The 1999 — 2008 Operations Budget was prepared on the basis of the cost incurred by NWR and the work being in the same period.
     Costs were calculated using primarily historical information. Equipment rates used were adjusted based on the age of the fleet. Costs were developed using tons and yards from the 1999 Annual Mine Plan.
     Escalation was then added according to the schedule on page O-24.
     No contingency has been included.
     The Operations Budget is assembled into six major categories:

▼	Production

▼	Environmental

▼	Engineering

▼	Administration

▼	Lease Obligations

▼	Fees

Northwestern Resources Co.
1999 Operations Budget Summary
1999 – 2003
(Escalated $,000’s)

	1999		2000		2001		2002		2003
Stripping Bank Yards		101,979		109,958		112,021		115,445		118,512
Tons Sold		9,019		9,739		10,062		9,971		10,056
Stripping – cost per yard		$0.26		$0.24		$0.24		$0.24		$0.24

		$/Ton		$/Ton		$/Ton		$/Ton		$/Ton

Stripping	$26,169	2.90	$26,746	2.75	$27,381	2.72	$27,995	2.81	$28,480	2.83
Lignite Handling	10,925	1.21	10,946	1.12	11,067	1.10	11,211	1.12	11,376	1.13
Roads	2,720	0.30	2,838	0.29	2,764	0.27	2,800	0.28	3,509	0.35
Water Control	3,379	0.37	2,875	0.30	3,149	0.31	3,325	0.33	3,146	0.31
Maintenance	5,034	0.56	5,109	0.52	5,189	0.52	5,269	0.53	5,360	0.53
General	6,674	0.74	7,321	0.75	7,651	0.76	8,390	0.84	10,124	1.01
Current Reclamation	2,277	0.25	2,321	0.24	2,367	0.24	2,413	0.24	2,465	0.25
Post Mine Reclamation	978	0.11	985	0.10	960	0.10	1,020	0.10	1,074	0.11
Compliance	4,805	0.53	4,534	0.47	5,049	0.50	3,667	0.37	5,954	0.59

Total	62,960	6.98	63,674	6.54	65,577	6.52	66,089	6.63	71,488	7.11

Engineering	973	0.11	909	0.09	955	0.09	920	0.09	1,039	0.10
Administration	4,229	0.47	4,421	0.45	4,503	0.45	4,556	0.46	4,635	0.46
Lease Obligations	19,460	2.16	18,121	1.86	13,668	1.36	13,967	1.40	17,870	1.78
Fees	23,356	2.59	31,343	3.22	39,778	3.95	39,751	3.99	31,459	3.13

Grand Total	$110,977	$12.30	$118,468	$12.16	$124,481	$12.37	$125,282	$12.56	$126,491	$12.58

Northwestern Resources Co.
1999 Operations Budget Summary
2004 – 2008
(Escalated $,000’s)

	2004		2005		2006		2007		2008
Stripping Bank Yards		117,675		121,354		116,069		119,197		110,022
Tons Sold		10,042		10,090		10,080		9,931		9,944

Stripping – cost per yard		$0.25		$0.25		$0.26		$0.26		$0.29

		$/Ton		$/Ton		$/Ton		$/Ton		$/Ton

Stripping	$29,053	$2.89	$29,740	$2.95	$30,261	$3.00	$31,166	$3.14	$31,547	$3.17
Lignite Handling	11,558	1.15	11,758	1.17	11,977	1.19	12,197	1.23	12,405	1.25
Roads	3,803	0.38	3,692	0.37	3,701	0.37	3,856	0.39	3,290	0.33
Water Control	3,778	0.38	3,889	0.39	3,046	0.30	3,335	0.34	3,788	0.38
Maintenance	5,459	0.54	5,568	0.55	5,687	0.56	5,808	0.58	5,923	0.60
General	6,909	0.69	7,101	0.70	10,632	1.05	7,142	0.72	7,309	0.73
Current Reclamation	2,523	0.25	2,586	0.26	2,656	0.26	2,725	0.27	2,791	0.28
Post Mine Reclamation	1,257	0.13	1,598	0.16	1,412	0.14	1,326	0.13	1,480	0.15
Compliance	5,185	0.52	6,787	0.67	6,466	0.64	4,422	0.45	4,199	0.42

Total	69,526	6.92	72,720	7.21	75,838	7.52	71,977	7.25	72,731	7.31

Engineering	1,188	0.12	974	0.10	991	0.10	890	0.09	903	0.09
Administration	4,571	0.46	4,657	0.46	4,752	0.47	4,850	0.49	4,947	0.50
Lease Obligations	19,152	1.91	17,381	1.72	22,160	2.20	18,095	1.82	19,700	1.98
Fees	28,546	2.84	30,685	3.04	25,168	2.50	30,368	3.06	27,920	2.81

Grand Total	$122,982	$12.25	$126,418	$12.53	$128,909	$12.79	$126,180	$12.71	$126,202	$12.69

JEWETT MINE BUDGET BY LSA CATEGORY

NORTHWESTERN RESOURCES CO.
*** 1999 BUDGET ***
(000’s)

		JAN												TOTAL
		1999	FEB	MARCH	APRIL	MAY	JUNE	JULY	AUG	SEPT	OCT	NOV	DEC	1999
**10.2
10.2a P	PRODUCTION	2,196,103	2,068,438	2,358,135	2,427,664	2,487,299	2,413,542	2,340,284	2,438,864	2,275,583	2,227,269	2,289,933	2,088,310	27,611,824
10.2a S	STRIPPING	2,268,998	2,057,992	2,023,417	2,203,926	2,270,798	2,212,926	2,271,298	2,130,747	2,212,826	2,268,298	2,001,918	2,245,498	28,168,642
10.2b	ROYALTIES	1,610,500	1,782,580	1,198,320	926,260	1,182,350	1,673,250	1,740,750	1,784,000	1,770,880	1,764,120	1,694,040	1,722,420	18,849,500
10.2c	OP TAX	82,300	74,500	57,600	41,000	56,600	81,600	84,400	86,600	83,400	85,300	81,800	86,800	901,900
10.2d	GENERAL	487,751	466,015	532,127	465,804	538,349	589,589	584,517	521,234	498,587	495,172	426,169	484,900	6,090,214

** Subtotal		6,645,652	6,449,525	6,169,599	6,064,654	6,535,426	6,971,307	7,021,249	6,961,445	6,841,276	6,840,159	6,493,860	6,627,928	79,622,080

**10.3
10.3a	POST MINE	34,162	36,862	72,863	110,651	123,060	125,050	121,856	118,210	99,641	51,645	44,153	39,370	977,523
10.3b	RENT & ADV	49,340	38,240	71,340	64,040	23,540	27,040	331,440	65,754	41,540	34,840	26,990	57,163	831,267
10.3c	RELOCATION	0	0	0	0	0	0	30,000	36,600	0	0	0	0	66,600
10.3d	AD VAL TAX	33,300	33,300	33,400	33,300	33,300	33,400	33,300	33,300	33,400	33,300	33,300	33,400	400,000
10.3e	COMPLIANCE	190,356	197,571	331,160	205,333	234,111	663,778	766,679	1,053,071	518,810	215,269	178,031	250,539	4,804,708
10.3f	INSURANCE	37,200	37,200	37,200	37,200	37,200	37,200	37,200	37,200	37,200	37,200	37,200	37,200	446,400

** Subtotal		344,358	343,173	545,963	450,524	451,211	886,468	1,320,475	1,344,135	730,591	372,254	319,674	417,672	7,526,498

**10.4
10.4	DED FEES	602,140	545,020	421,260	301,140	415,860	599,890	624,190	641,060	616,960	634,040	607,420	646,140	6,655,120

** Subtotal		602,140	545,020	421,260	301,140	415,860	599,890	624,190	641,060	616,960	634,040	607,420	646,140	6,655,120

**10.5
10.5	MGMT FEES	1,506,090	1,363,350	1,054,080	754,400	1,041,440	1,501,440	1,569,840	1,610,760	1,551,240	1,595,110	1,529,660	1,623,160	16,700,570

** Subtotal		1,506,090	1,363,350	1,054,080	754,400	1,041,440	1,501,440	1,569,840	1,610,760	1,551,240	1,595,110	1,529,660	1,623,160	16,700,570

**99
99	WK CAP	40,300	40,300	40,100	39,900	39,700	39,500	39,400	39,200	38,900	38,700	38,600	38,300	472,900

** Subtotal		40,300	40,300	40,100	39,900	39,700	39,500	39,400	39,200	38,900	38,700	38,600	38,300	472,900

Grand Total		9,138,540	8,741,368	8,231,002	7,610,618	8,483,637	9,998,605	10,375,154	10,596,600	9,778,967	9,480,263	8,989,214	9,353,200	110,977,168

Northwestern Resources Co.
1998 Operations Budget
Categorical Format
(000’s)

Budget
Hourly Labor	$13,697
Salary	3,893
Fringe & Tax	6,478
Materials & Supplies	3,753
Vehicles w/ Labor	695
Contract	11,561
Equipment Operation	12,126
Equipment Maintenance Parts	10,074
Taxes & Insurance	3,304
Royalties & Fees	42,816
Other	2,580

Total	$110,977

JEWETT OPERATIONS BUDGET ESCALATED DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’S)

	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	5 YEAR
	1999	2000	2001	2002	2003	TOTAL
* PRODUCTION
** STRIPPING
DRAGLINES	15,044.4	15,436.8	15,715.0	15,993.4	16,308.9	78,498.5
BLASTING	2,843.4	2,878.3	3,081.5	3,296.3	3,327.3	15,426.8
BWE	3,742.0	3,818.0	3,881.6	3,945.3	4,017.6	19,404.5
MOBILE	4,538.8	4,612.3	4,703.4	4,760.4	4,825.6	23,440.5

** Subtotal	29,168.6	26,745.4	27,381.5	27,995.4	28,479.4	136,770.3

** LIGNITE
LOADING	2,116.2	2,023.3	2,025.5	2,051.8	2,082.2	10,299.0
HAULING	7,253.8	7,351.7	7,454.4	7,556.2	7,672.9	37,289.0
CRUSHING	1,555.2	1,570.4	1,586.8	1,602.8	1,621.2	7,936.4

** Subtotal	10,925.2	10,945.4	11,066.7	11,210.8	11,376.3	55,524.4

** ROADS
MAINT. OTHER	133.9	129.8	133.3	136.7	140.6	674.3
MAINT. ROADS	2,464.7	2,598.5	2,631.1	2,663.7	2,701.0	13,059.0
CONST. ROADS	121.3	110.3	0.0	0.0	666.9	898.5

** Subtotal	2,719.9	2,838.6	2,764.4	2,800.4	3,508.5	14,631.8

** WATER CTRL
PIT – SURFACE	599.6	606.9	614.9	622.8	631.9	3,076.1
OVERBURDEN	2,780.1	2,268.3	2,533.9	2,701.9	2,514.1	12,798.3

** Subtotal	3,379.7	2,875.2	3,148.8	3,324.7	3,146.0	15,874.4

** MAINTENANCE
SUPPORT	1,381.2	1,410.8	1,442.4	1,473.4	1,508.9	7,216.7
MAINT. OTHER	3,652.5	3,697.5	3,746.3	3,795.2	3,850.8	18,742.3

** Subtotal	5,033.7	5,108.3	5,188.7	5,268.6	5,359.7	25,959.0

** GENERAL
CLEARING	198.6	228.0	234.0	214.3	220.5	1,095.4
DRILLING	578.8	641.2	658.7	337.9	0.0	2,216.6
WAREHOUSE	1,238.0	1,264.2	1,293.7	1,324.1	1,358.3	6,478.3
PROD. TAXES	2,857.8	2,979.7	3,068.1	3,117.2	3,191.0	15,213.8
RELOCATIONS	66.6	457.8	629.0	1,611.9	3,551.6	6,316.9
SUPV. OTHER	1,734.3	1,750.3	1,768.0	1,784.3	1,802.5	8,839.4

** Subtotal	6,674.1	7,321.2	7,651.5	8,389.7	10,123.9	40,160.4

* Total	54,901.2	55,834.1	57,201.6	58,989.6	61,993.8	288,920.3

JEWETT OPERATIONS BUDGET ESCALATED DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’s)

	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	5 YEAR
	1999	2000	2001	2002	2003	TOTAL
* ENVIRONMENT
** CURRENT RECL
REGRADE	1,997.9	2,034.3	2,072.8	2,111.0	2,154.6	10,370.6
REVEGETATION	279.3	286.5	294.3	301.9	310.7	1,472.7

** Subtotal	2,277.2	2,320.8	2,367.1	2,412.9	2,465.3	11,843.3

** POST MINE
FACIL REMOVAL	74.6	6.3	5.2	18.5	22.0	126.6
MINE MANGEMEN	903.2	978.9	954.7	1,001.2	1,052.4	4,890.4

** Subtotal	977.8	985.2	959.9	1,019.7	1,074.4	5,017.0

** COMPLIANCE
PERMITS	334.6	388.9	387.8	96.5	69.5	1,277.3
MONITORING	532.4	538.1	555.2	575.2	593.7	2,794.6
SEDIMENT CTRL	2,420.0	2,113.9	1,960.2	1,330.1	3,727.0	11,551.2
COMPL. OTHER	1,518.0	1,493.0	2,145.8	1,664.8	1,564.0	8,385.6

** Subtotal	4,805.0	4,533.9	5,049.0	3,666.6	5,954.2	24,008.7

* Total	8,060.0	7,839.9	8,376.0	7,099.2	9,493.9	40,869.0

* ENGINEER
** ENGINEERING
OPERATIONS ENG	500.8	508.3	505.7	510.3	515.6	2,540.7
CIVIL ENGINEER	161.8	86.1	130.2	98.1	206.9	683.1
SURVEYING	310.0	314.8	318.9	311.9	316.3	1,571.9

** Subtotal	972.6	909.2	954.8	920.3	1,038.8	4,795.7

* Total	972.6	909.2	954.8	920.3	1,038.8	4,795.7

* ADMIN
** ADMIN
BUSINESS	3,379.2	3,424.6	3,485.8	3,542.4	3,606.4	17,438.4
LANDS	220.6	192.8	201.2	185.0	185.7	985.3
EMPLOYEE REL	628.6	803.4	815.9	828.3	842.5	3,918.7

** Subtotal	4,228.4	4,420.8	4,502.9	4,555.7	4,634.6	22,342.4

* Total	4,228.4	4,420.8	4,502.9	4,555.7	4,634.6	22,342.4

JEWETT OPERATIONS BUDGET ESCALATED DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’s)

	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	5 YEAR
	1999	2000	2001	2002	2003	TOTAL
* LEASE OBL
** LEASE OBL
DAMAGES	807.1	578.1	807.7	666.6	6.8	2,866.3
RENTALS	312.1	272.1	272.1	272.1	72.1	1,200.5
ROYALTIES	18,340.8	17,270.9	12,588.2	13,028.0	17,791.5	79,019.4

** Subtotal	19,460.0	18,121.1	13,668.0	13,966.7	17,870.4	83,086.2

* Total	19,460.0	18,121.1	13,668.0	13,966.7	17,870.4	83,086.2

* FEES
** FEES
DEDICATION	6,655.1	13,130.9	20,862.1	21,104.8	12,654.2	74,507.1
MANAGEMENT	16,700.6	18,211.9	18,816.1	18,645.8	18,804.7	91,179.1

** Subtotal	23,355.7	31,355.8	39,778.2	39,750.6	31,458.9	165,686.2

* Total	23,355.7	31,342.8	39,778.2	39,750.6	31,458.9	165,686.2

Grand Total	110,977.9	118,467.9	124,481.5	125,282.1	126,490.4	605,699.8

JEWETT OPERATIONS BUDGET ESCALATED DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’s)

	TOTAL	TOTAL	TOTAL	TOTAL	TOTOAL	5 YEAR
	2004	2005	2006	2007	2008	TOTAL
* PRODUCTION
** STRIPPING
DRAGLINES	16,656.1	17,037.0	17,454.4	17,874.1	18,269.7	87,291.3
BLASTING	3,402.2	3,542.7	3,464.4	3,766.1	3,579.3	17,754.7
BWE	4,097.2	4,184.5	4,280.1	4,376.3	4,446.9	21,405.0
MOBILE	4,897.4	4,976.2	5,062.5	5,149.2	5,231.0	25,316.3

** Subtotal	29,052.9	29,740.4	30,261.4	31,165.7	31,546.9	151,767.3

** LIGNITE
LOADING	2,115.7	2,152.4	2,192.6	2,230.0	2,271.1	10,964.8
HAULING	7,801.3	7,942.1	8,096.4	8,251.6	8,397.9	40,489.3
CRUSHING	1,641.5	1,663.8	1,688.2	1,712.7	1,735.8	8,442.0

** Subtotal	11,558.5	11,758.3	11,977.2	12,197.3	12,404.8	59,896.1

** ROADS
MAINT. OTHER	145.0	149.8	155.0	160.3	165.2	775.3
MAINT. ROADS	2,742.7	2,787.7	2,837.1	2,886.8	2,933.6	14,187.9
CONST. ROADS	915.3	754.4	708.8	808.9	190.7	3,378.1

** Subtotal	3,803.0	3,691.9	3,700.9	3,856.0	3,289.5	18,341.3

** WATER CTRL
PIT – SURFACE	642.0	653.0	665.1	677.2	688.6	3,325.9
OVERBURDEN	3,136.3	3,236.5	2,381.3	2,657.5	3,099.4	14,511.0

** Subtotal	3,778.3	3,889.5	3,046.4	3,334.7	3,788.0	17,836.9

** MAINTENANCE
SUPPORT	1,547.9	1,590.8	1,637.7	1,684.9	1,729.4	8,190.7
MAINT. OTHER	3,911.6	3,977.5	4,049.6	4,123.1	4,193.9	20,255.7

** Subtotal	5,459.5	5,568.3	5,687.3	5,808.0	5,923.3	28,446.4

** GENERAL
CLEARING	227.4	234.9	243.1	251.4	259.2	1,216.0
WAREHOUSE	1,394.8	1,432.7	1,474.1	1,518.2	1,564.2	7,384.0
PROD. TAXES	3,259.2	3,336.4	3,414.4	3,483.8	3,572.9	17,066.7
RELOCATIONS	205.3	254.3	3,635.8	0.0	0.0	4,095.4
SUPV. OTHER	1,821.9	1,842.3	1,864.6	1,888.2	1,912.4	9,329.4

** Subtotal	6,908.6	7,100.6	10,632.0	7,141.6	7,308.7	39,091.5

* Total	60,560.8	61,749.0	65,305.2	63,503.3	64,261.2	315,379.5

JEWETT OPERATIONS BUDGET ESCALATED DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’s)

	TOTAL	TOTAL	TOTAL	TOTAL	TOTOAL	5 YEAR
	2004	2005	2006	2007	2008	TOTAL
* ENVIRONMENT
** CURRENT RECL
REGRADE	2,202.6	2,255.3	2,313.1	2,371.2	2,425.9	11,568.1
REVEGETATION	320.3	330.9	342.5	354.1	365.1	1,712.9

** Subtotal	2,522.9	2,586.2	2,655.6	2,725.3	2,791.0	13,281.0

** POST MINE
FACIL REMOVAL	32.2	26.7	94.5	25.4	26.1	204.9
MINE MANGEMEN	1,225.0	1,571.1	1,317.1	1,301.0	1,453.7	6,867.9

** Subtotal	1,257.2	1,597.8	1,411.6	1,326.4	1,479.8	7,072.8

** COMPLIANCE
PERMITS	338.9	101.3	362.4	395.0	85.6	1,283.2
MONITORING	613.3	638.8	657.4	684.4	700.9	3,294.8
SEDIMENT CTRL	2,655.5	4,508.4	3,899.8	1,781.8	1,837.1	14,682.6
COMPL. OTHER	1,577.6	1,538.7	1,546.4	1,560.9	1,575.8	7,799.4

** Subtotal	5,185.3	6,787.2	6,466.0	4,422.1	4,199.4	27,060.0

* Total	8,965.4	10,971.2	10,533.2	8,483.8	8,470.2	47,413.8

* ENGINEER
** ENGINEERING
OPERATIONS ENG	521.2	527.2	533.7	540.5	547.5	2,670.1
CIVIL ENGINEER	345.6	120.6	124.8	11.8	12.2	615.0
SURVEYING	321.1	326.4	332.2	338.1	343.6	1,661.4

** Subtotal	1,187.9	974.2	990.7	890.4	903.3	4,946.5

* Total	1,187.9	974.2	990.7	890.4	903.3	4,946.5

* ADMIN
** ADMIN
BUSINESS	3,675.7	3,749.4	3,830.2	3,913.9	3,997.5	19,166.7
LANDS	186.5	187.4	188.3	189.3	190.2	941.7
EMPLOYEE REL	708.8	720.5	733.2	746.4	759.6	3,668.5

** Subtotal	4,571.0	4,657.3	4,751.7	4,849.6	4,947.3	23,776.9

* Total	4,571.0	4,657.3	4,751.7	4,849.6	4,947.3	23,776.9

JEWETT OPERATIONS BUDGET ESCALATED DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’s)

	TOTAL	TOTAL	TOTAL	TOTAL	TOTOAL	5 YEAR
	2004	2005	2006	2007	2008	TOTAL
* LEASE OBL
** LEASE OBL
DAMAGES	7.0	5.0	5.0	5.0	5.0	27.0
RENTALS	72.1	72.1	72.1	72.1	72.1	360.5
ROYALTIES	19,072.4	17,304.2	22,083.3	18,017.9	19,623.0	96,100.8

** Subtotal	19,151.5	17,381.3	22,160.4	18,095.0	19,700.1	96,488.3

* Total	19,151.5	17,381.3	22,160.4	18,095.0	19,700.1	96,488.3

* FEES
** FEES
DEDICATION	9,767.1	11,816.9	6,318.6	11,797.5	9,324.3	49,024.4
MANAGEMENT	18,778.5	18,868.3	18,849.6	18,571.0	18,595.3	93,662.7

** Subtotal	28,545.6	30,685.2	25,168.2	30,368.5	27,919.6	142,687.1
* Total	28,545.6	30,685.2	25,168.2	30,368.5	27,919.6	142,687.1

Grand Total	122,982.2	126,418.2	128,909.4	126,180.6	126,201.7	630,692.1

JEWETT OPERATIONS BUDGET – ESCALATED DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’s)

	1999												1999
	JAN	FEB	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPT	OCT	NOV	DEC	TOTAL
* PRODUCTION
** STRIPPING
DRAGLINES	1,318.0	1,191.2	1,109.9	1,281.1	1,318.0	1,281.1	1,318.0	1,204.2	1,281.1	1,318.0	1,105.8	1,318.0	15,044.4
BLASTING	250.2	221.2	212.7	240.4	252.0	249.4	252.5	225.8	249.3	249.5	213.7	226.7	2,843.4
BWE	316.1	294.1	316.1	308.8	316.1	308.8	316.1	316.1	308.8	316.1	308.8	316.1	3,742.0
MOBILE	384.7	351.5	384.7	373.6	384.7	373.6	384.7	384.7	373.6	384.7	373.6	384.7	4,538.8

** Subtotal	2,269.0	2,058.0	2,023.4	2,203.9	2,270.8	2,212.9	2,271.3	2,130.8	2.,212.8	2,268.3	2,001.9	2,245.5	26,168.6

** LIGNITE
LOADING	179.4	163.6	179.4	174.2	179.4	174.2	179.4	179.4	174.2	179.4	174.2	179.4	2,116.2
HAULING	615.9	557.3	615.9	596.3	615.9	596.3	615.9	615.9	596.3	615.9	596.3	615.9	7,253.8
CRUSHING	129.6	129.6	129.6	129.6	129.6	129.6	129.6	129.6	129.6	129.6	129.6	129.6	1,555.2

** Subtotal	924.9	850.5	924.9	900.1	924.9	900.1	924.9	924.9	900.1	924.9	900.1	924.9	10,925.2

** ROADS
MAINT. OTHER	7.2	7.2	14.7	7.2	7.2	19.2	21.2	21.2	7.2	7.2	7.2	7.2	133.9
MAINT. ROADS	235.9	223.0	202.5	199.2	210.4	207.2	212.9	202.5	166.9	202.5	199.2	202.5	2,464.7
CONST. ROADS	0.0	0.0	0.0	0.0	101.3	20.0	0.0	0.0	0.0	0.0	0.0	0.0	121.3

** Subtotal	243.1	230.2	217.2	206.4	318.9	246.4	234.1	223.7	274.1	209.7	206.4	209.7	2,719.9
** WATER CTRL
PIT – SURFACE	50.0	50.0	50.0	49.1	56.1	47.1	49.1	49.1	49.1	50.0	50.0	50.0	599.6
OVERBURDEN	193.5	159.5	274.8	267.0	251.3	301.7	251.1	218.9	245.0	188.5	300.6	98.2	2,780.1

** Subtotal	243.5	209.5	324.8	316.1	307.4	348.8	300.2	298.0	294.1	238.5	350.6	148.2	3,379.7

** MAINTENANCE
SUPPORT	115.1	115.1	115.1	115.1	115.1	115.1	115.1	115.1	115.1	115.1	115.1	115.1	1,381.2
MAINT. OTHER	297.7	297.8	300.6	320.3	302.0	300.6	297.7	334.6	305.1	297.7	297.8	300.6	3,652.5

** Subtotal	412.8	412.9	415.7	435.4	417.1	415.7	412.8	449.7	420.2	412.8	412.9	415.7	5,033.7

**GENERAL
CLEARING	15.9	15.9	15.9	23.8	23.8	23.8	15.9	15.9	15.9	15.9	15.9	0.0	198.6
DRILLING	0.0	0.0	70.1	70.1	70.1	70.1	70.1	70.1	70.1	70.1	9.0	9.0	578.8
WAREHOUSE	104.6	102.7	105.3	104.7	102.1	103.3	102.3	104.2	104.1	103.0	101.0	100.7	1,238.0
PROD. TAXES	240.3	234.8	219.2	202.8	221.1	253.8	256.4	253.3	245.1	250.8	240.0	240.2	2,857.8
RELOCATIONS	0.0	0.0	0.0	0.0	0.0	0.0	30.0	36.6	0.0	0.0	0.0	0.0	66.6
SUPV. OTHER	134.5	134.5	136.0	179.0	134.5	134.5	134.5	207.7	134.6	134.5	135.5	134.5	1,734.3

** Subtotal	495.3	487.9	546.5	580.4	551.6	585.5	609.2	687.8	569.8	574.3	501.4	484.4	6,674.1

* Total	4,588.6	4,249.0	4,452.5	4,642.3	4,790.7	4,709.4	4,752.5	4,714.9	4,571.1	4,628.5	4,373.3	4,428.4	54,901.2

JEWETT OPERATIONS BUDGET – ESCALATED DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’s)

	1999												1999
	JAN	FEB	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPT	OCT	NOV	DEC	TOTAL
* ENVIRONMENT
** CURRENT RECL
REGRADE	149.2	143.1	149.9	188.0	190.2	188.7	182.5	181.5	185.7	147.7	144.7	146.7	1,997.9
REVEGETATION	8.0	9.5	38.5	44.0	38.0	22.0	2.5	2.5	15.6	9.0	52.4	37.3	279.3

** Subtotal	157.2	152.6	188.4	232.0	228.2	210.7	185.0	184.0	201.3	156.7	197.1	184.0	2,277.2

** POST MINE
FACIL REMOVAL	0.0	0.0	0.0	10.0	0.0	4.6	30.0	30.0	0.0	0.0	0.0	0.0	74.6
MINE MANAGEMEN	34.2	36.9	72.9	100.7	123.1	120.5	91.9	88.2	99.6	51.6	44.2	39.4	903.2

** Subtotal	34.2	36.9	72.9	110.7	123.1	125.1	121.9	118.2	99.6	51.6	44.2	39.4	977.8

** COMPLIANCE
PERMITS	18.0	13.0	47.2	11.7	13.7	51.7	15.2	7.7	73.2	14.7	20.5	48.0	334.6
MONITORING	26.5	37.2	60.8	33.3	48.4	61.1	33.1	50.5	68.9	29.1	28.4	55.1	532.4
SEDIMENT CTRL	33.1	18.1	44.2	34.0	56.5	388.1	606.6	870.7	264.0	52.8	18.2	33.7	2,420.0
COMPL. OTHER	112.8	129.2	178.9	126.4	115.5	163.0	111.8	124.2	112.8	118.7	111.0	113.7	1,518.0

** Subtotal	190.4	197.5	331.1	205.4	234.1	663.9	766.7	1,053.1	518.9	215.3	178.1	250.5	4,805.0

* Total	381.8	387.0	592.4	548.1	585.4	999.7	1,073.6	1,355.3	819.8	423.6	419.4	473.9	8,060.0

* ENGINEER
** ENGINEERING
OPERATIONS ENG	36.3	48.3	46.4	42.9	36.3	53.4	41.8	49.9	36.4	36.4	36.3	36.4	500.8
CIVIL ENGINEER	17.0	17.0	7.5	7.5	20.0	25.0	28.8	20.0	7.5	7.5	2.0	2.0	161.8
SURVEYING	33.9	21.2	26.2	22.0	24.2	24.2	35.7	24.8	21.2	20.2	21.2	35.2	310.0

** Subtotal	87.2	86.5	80.1	72.4	80.5	102.6	106.3	94.7	65.1	64.1	59.5	73.6	972.6

* Total	87.2	86.5	80.1	72.4	80.5	102.6	106.3	94.7	65.1	64.1	59.5	73.6	972.6

* ADMIN
** ADMIN
BUSINESS	257.1	244.4	316.0	251.5	321.6	344.4	300.7	241.9	299.7	286.3	236.1	279.5	3,379.2
LANDS	15.1	17.1	18.8	15.3	17.2	16.1	15.1	37.0	17.0	19.7	16.4	15.8	220.6
EMPLOYEE REL	55.8	45.3	45.0	50.6	42.2	41.0	76.0	88.4	42.7	49.7	42.9	49.0	628.6

** Subtotal	328.0	306.8	379.8	317.4	381.0	401.5	391.8	367.3	359.4	355.7	295.4	344.3	4,228.4

* Total	328.0	306.8	379.8	317.4	381.0	401.5	391.8	367.3	359.4	355.7	295.4	344.3	4,228.4

* LEASE OBL
** LEASE OBL
DAMAGES	0.0	69.9	70.9	121.0	70.9	70.9	70.9	70.9	120.9	70.9	69.9	0.0	807.1

JEWETT OPERATIONS BUDGET – ESCALATED DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’s)

	1999												1999
	JAN	FEB	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPT	OCT	NOV	DEC	TOTAL
RENTALS	13.8	6.2	43.5	14.2	4.8	3.2	212.6	0.8	2.0	8.1	2.9	0.0	312.1
ROYALTIES	1,630.9	1,727.6	1,136.4	839.8	1,113.0	1,610.1	1,773.6	1,741.1	1,672.5	1,700.2	1,631.8	1,763.8	18,340.8

** Subtotal	1,644.7	1,803.7	1,250.8	975.0	1,188.7	1,684.2	2,057.1	1,812.8	1,795.4	1,779.2	1,704.6	1,763.8	19,460.0

* Total	1,644.7	1,803.7	1,250.8	975.0	1,188.7	1,684.2	2,057.1	1,812.8	1,795.4	1,779.2	1,704.6	1,763.8	19.460.0

* FEES
** FEES
DEDICATION	602.1	545.0	421.3	301.1	415.9	599.9	624.2	641.1	617.0	634.0	607.4	646.1	6,655.1
MANAGEMENT	1,506.1	1,363.4	1,054.1	754.4	1,041.4	1,501.4	1,569.8	1,610.8	1,551.2	1,595.1	1,529.7	1,623.2	16,700.6

** Subtotal	2,108.2	1,908.4	1,475.4	1,055.5	1,457.3	2,101.3	2,194.0	2,251.9	2,168.2	2,229.1	2,137.1	2,269.3	23,355.7

* Total	2,108.2	1,908.4	1,475.4	1,055.5	1,457.3	2,101.3	2,194.0	2,251.9	2,168.2	2,229.1	2,137.1	2,269.3	23,355.7

Grand Total	9,138.5	8.741.4	8,231.0	7,610.7	8,483.6	9,998.7	10,575.3	10,596.9	9,779.0	9,480.2	8,889.3	9,353.3	110,977.9

JEWETT OPERATIONS BUDGET – ESCALATED
DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’s)

	2000				2000	2001				2001	2002	2003	5-YEAR
	QTR 1	QTR 2	QTR 3	QTR 4	TOTAL	QTR 1	QTR 2	QTR 3	QTR 4	TOTAL	TOTAL	TOTAL	TOTAL
* PRODUCTION
** STRIPPING
DRAGLINES	3728.3	3947.3	3964.8	3796.4	15436.8	3795.5	4018.4	4036.3	3864.8	15715.0	15993.4	16308.9	78,498.5
BLASTING	743.5	732.5	741.7	660.6	2878.3	726.3	764.3	787.0	803.9	3081.5	3296.3	3327.3	15,426.8
BWE	944.2	953.6	961.1	959.1	3818.0	959.9	969.5	977.1	975.1	3881.6	3945.3	4017.6	19,404.5
MOBILE	1117.4	1157.5	1168.7	1168.7	4612.3	1165.4	1171.8	1183.1	1183.1	4703.4	4760.4	4825.6	23,440.5

** Subtotal	6533.4	6790.9	6836.3	6584.8	26745.4	6647.2	6924.0	6983.5	6826.9	27381.5	27995.4	28479.4	136,770.3

** LIGNITE
LOADING	517.5	498.4	503.7	503.7	2023.3	499.7	505.0	510.4	510.4	2025.5	2051.8	2082.2	10,299.0
HAULING	1813.2	1832.9	1852.8	1852.8	7351.7	1838.5	1858.5	1878.7	1878.7	7454.4	7556.2	7672.9	37,289.0
CRUSHING	392.6	392.6	392.6	392.6	1570.4	396.7	396.7	396.7	396.7	1586.8	1602.8	1621.2	7,936.4

** Subtotal	2723.3	2723.9	2749.1	2749.1	10945.4	2734.9	2760.2	2785.8	2785.8	11066.7	11210.8	11376.3	55,524.4

** ROADS
MAINT. OTHER	22.2	34.5	50.9	22.2	129.8	22.8	35.4	52.3	22.8	133.3	136.7	140.6	674.3
MAINT. ROADS	691.6	650.3	622.5	634.1	2598.5	699.9	658.6	630.7	641.9	2631.1	2663.7	2701.0	13,059.0
CONST. ROADS	0.0	110.3	0.0	0.0	110.3	0.0	0.0	0.0.	0.0	0.0	0.0	666.9	898.5

** Subtotal	713.8	795.1	673.4	656.3	2838.6	722.7	694.0	683.0	664.7	2764.4	2800.4	3508.5	14,631.8

** WATER CTRL
PIT – SURFACE	151.8	154.2	149.1	151.8	606.9	153.8	156.3	151.0	153.8	614.9	622.8	631.9	3,076.1
OVERBURDEN	590.3	662.9	580.9	434.2	2268.3	605.3	763.5	595.6	569.5	2533.9	2701.9	2514.1	12,798.3

** Subtotal	742.1	817.1	730.0	586.0	2875.2	759.1	919.8	746.6	723.3	3148.8	3324.7	3146.0	15,874.4

**MAINTENANCE
SUPPORT	352.7	352.7	352.7	352.7	1410.8	360.6	360.6	360.6	360.6	1442.4	1473.4	1508.9	7,216.7
MAINT. OTHER	907.3	934.2	948.7	907.3	3697.5	919.4	946.5	961.0	919.4	3746.3	3795.2	3850.8	18,742.3

** Subtotal	1260.0	1286.9	1301.4	1260.0	5108.3	1280.0	1307.1	1321.6	1280.0	5188.7	5268.6	5359.7	25,959.0

** GENERAL
CLEARING	57.0	57.0	57.0	57.0	228.0	58.5	58.5	58.5	58.5	234.0	214.3	220.5	1,095.4
DRILLING	79.4	238.2	232.0	91.6	641.2	81.6	244.7	238.3	94.1	658.7	337.9	0.0	2,216.6
WAREHOUSE	319.3	316.7	317.1	311.1	1264.2	326.8	324.0	324.5	318.4	1293.7	1324.1	1358.3	6,478.3
PROD. TAXES	742.3	719.0	764.0	754.4	2979.7	747.2	767.1	782.2	771.6	3068.1	3117.2	3191.0	15,213.8
RELOCATIONS	266.8	128.3	62.7	0.0	457.8	22.1	316.1	290.8	0.0	629.0	1611.9	3551.6	6,316.9
SUPV. OTHER	408.6	452.4	480.2	409.1	1750.3	413.5	456.3	486.3	411.9	1768.0	1784.3	1802.5	8,839.4

** Subtotal	1873.4	1911.6	1913.0	1623.2	7321.2	1649.7	2166.7	2180.6	1654.5	7651.5	8389.7	10123.9	40,160.4

* Total	13846.0	14325.5	14203.2	13459.4	55834.1	13793.5	14771.8	14701.1	13935.2	57201.6	58989.6	61993.8	288,920.3

JEWETT OPERATIONS BUDGET – ESCALATED
DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’s)

	2000				2000	2001				2001	2002	2003	5-YEAR
	QTR 1	QTR 2	QTR 3	QTR 4	TOTAL	QTR 1	QTR 2	QTR 3	QTR 4	TOTAL	TOTAL	TOTAL	TOTAL
* ENVIRONMENT
** CURRENT RECL
REGRADE	450.0	577.6	560.1	446.6	2034.3	458.1	589.1	571.1	454.5	2072.8	2111.0	2154.6	10,370.6
REVEGETATION	57.5	106.7	21.1	101.2	286.5	59.0	109.6	21.7	104.0	294.3	301.9	310.7	1,472.7

** Subtotal	507.5	684.3	581.2	547.8	2320.8	517.1	698.7	592.8	558.5	2367.1	2412.9	2465.3	11,843.3

** POST MINE FACIL REMOVAL	0.0	0.0	6.3	0.0	6.3	0.0	0.0	5.2	0.0	5.2	18.5	22.0	126.6
MINE MANAGEMENT	157.6	382.9	291.3	147.1	978.9	167.2	434.3	196.9	156.3	954.7	1001.2	1052.4	4,890.4

** Subtotal	157.6	382.9	297.6	147.1	985.2	167.2	434.3	202.1	156.3	959.9	1019.7	1074.4	5,017.0

** COMPLIANCE
PERMITS	75.4	107.0	92.7	113.8	388.9	85.3	115.7	95.7	91.1	387.8	96.5	69.5	1,277.3
MONITORING	136.3	130.2	147.9	123.7	538.1	140.1	136.1	151.9	127.1	555.2	575.2	593.7	2,794.6
SEDIMENT CTRL	102.2	500.3	1398.6	112.8	2113.9	105.0	429.5	1309.9	115.8	1960.2	1330.1	3727.0	11,551.2
COMPL. OTHER	416.6	360.8	360.4	355.2	1493.0	420.8	362.9	604.6	757.5	2145.8	1664.8	1564.0	8,385.6

** Subtotal	730.5	1098.3	1999.6	705.5	4533.9	751.2	1044.2	2162.1	1091.5	5049.0	3666.5	5954.2	24,008.7

* Total	1395.6	2165.5	2878.4	1400.4	7839.9	1435.5	2177.2	2957.0	1806.3	8376.0	7099.2	9493.9	40,869.0

* ENGINEER
** ENGINEERING
OPERATIONS ENG	132.4	116.3	149.9	109.7	508.3	133.8	117.2	144.3	110.4	505.7	510.3	515.6	2,540.7
CIVIL ENGINEER	10.3	32.7	32.8	10.3	86.1	12.6	50.2	54.8	12.6	130.2	98.1	206.9	683.1
SURVEYING	78.1	78.9	79.7	78.1	314.8	79.1	79.9	80.8	79.1	318.9	311.9	316.3	1,571.9

** Subtotal	220.8	227.9	262.4	198.1	909.2	225.5	247.3	279.9	202.1	954.8	920.3	1038.8	4,795.7

** Total	220.8	227.9	262.4	198.1	909.2	225.5	247.3	279.9	202.1	954.8	920.3	1038.8	4,795.7

* ADMIN
** ADMIN
BUSINESS	829.6	921.9	854.8	818.3	3424.6	842.8	947.7	868.5	826.8	3485.8	3542.4	3606.4	17,438.4
LANDS	47.2	47.3	47.7	50.6	192.8	46.4	58.1	46.9	49.8	201.2	185.0	185.7	985.3
EMPLOYEE REL	196.0	171.3	256.8	179.3	803.4	198.9	173.4	261.9	181.7	815.9	828.3	842.5	3,918.7

** Subtotal	1072.8	1140.5	1159.3	1048.2	4420.8	1088.1	1179.2	1177.3	1058.3	4502.9	4555.7	4634.6	22,342.4

* Total	1072.8	1140.5	1159.3	1048.2	4420.8	1088.1	1179.2	1177.3	1058.3	4502.9	4555.7	4634.6	22,342.4

JEWETT OPERATIONS BUDGET – ESCALATED
DOLLARS
NORTHWESTERN RESOURCES CO.
BUDGET SUMMARY REPORT
1999 BUDGET
(000’s)

	2000				2000	2001				2001	2002	2003	5-YEAR
	QTR 1	QTR 2	QTR 3	QTR 4	TOTAL	QTR 1	QTR 2	QTR 3	QTR 4	TOTAL	TOTAL	TOTAL	TOTAL
* LEASE OBL
** LEASE OBL
DAMAGES	83.3	205.8	205.7	83.3	578.1	140.8	263.1	263.0	140.8	807.7	666.6	6.8	2,866.3
RENTALS	73.4	72.2	65.4	61.1	272.1	73.4	72.2	65.4	61.1	272.1	272.1	72.1	1,200.5
ROYALTIES	4530.8	3739.2	4450.0	4550.9	17270.9	3113.5	3013.5	3224.7	3236.5	12588.2	13028.0	17791.5	79,019.4

** Subtotal	4687.5	4017.2	4721.1	4695.3	18121.1	3327.7	3348.8	3553.1	3438.4	13668.0	13966.7	17870.4	83,086.2

* Total	4687.5	4017.2	4721.1	4695.3	18121.1	3327.7	3348.8	3553.1	3438.4	13668.0	13966.7	17870.4	83,086.2

* FEES
** FEES
DEDICATION	3373.5	2799.9	3380.7	3576.8	13130.9	5028.8	5031.2	5302.2	5599.9	20962.1	21104.8	12654.2	74,507.1
MANAGEMENT	4678.7	3884.0	4690.0	4959.2	18211.9	4514.2	4516.1	4759.2	5026.6	18816.1	18645.8	18804.7	91,179.1

** Subtotal	8052.2	6683.9	8070.7	8536.0	31342.8	9543.0	9547.3	10061.4	10626.5	39778.2	39750.6	31458.9	165,686.2

* Total	8052.2	6683.9	8070.7	8536.0	31342.8	9543.0	9547.3	10061.4	10626.5	39778.2	39750.6	31458.9	165,686.2

Grand Total	29274.9	28560.5	31295.1	29337.4	118467.9	29413.3	31271.6	32729.8	31066.8	124481.5	125282.1	126490.4	605,699.8

Northwestern Resources Co.
1999 Operations Budget Escalation
     The escalation rates used in the Operations Budget were taken from the 1998 Houston Industries, Inc. Cost Escalation Study, dated May 1998. This study was provided by HL&P to NWR. NWR then determined the appropriate indices to be used for each budget item, and weighted them based on the percentage of dollars in each item associated with a particular index. The following page shows the selected indices for the 1999 Operations Budget.
     Budget dollars are calculated as of July 1998. The budget is then escalated quarterly for 2000 and 2001, and annually for 2002 through 2008, to derive the escalated dollar budget. The method used gives an effective annual rate after compounding equal to the stated escalation rates.

Northwestern Resources Co.
1999 Operations Budget
Applied Indices

			RATE APPLIED
DESCRIPTION	1999 INDEX	2000 – 2008 INDEX	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
Hourly Labor	NWR Wage Study	Bituminous Coal & Lignite	2.6	2.1	2.7	2.7	2.7	2.8	2.9	2.9	3.0	3.0
Salaried Labor	NWR Wage Study	Bituminous Coal & Lignite	2.6	2.1	2.7	2.7	2.7	2.8	2.9	2.9	3.0	3.0
Travel Expenses	None	Total Admin & General (Materials)	3.2	3.2	3.5	3.5	3.8	3.9	3.9	4.1	4.2	4.2
Equipment Costs	Mining PPI 3532	Mining PPI 3532	1.7	2.6	2.7	2.6	2.9	3.1	3.3	3.5	3.4	3.1
Permits, Fees, Bonds & Insurance	None (Agency Survey)	GDP Deflator	1.9	2.2	2.1	2.2	2.4	2.5	2.6	2.8	2.8	2.9
Contract Services, Tools & Supplies	Mining PPI 3532	Mining PPI 3532	1.7	2.6	2.7	2.6	2.9	3.1	3.3	3.5	3.4	3.1
Management & Dedication Fee	GDP Deflator	GDP Deflator	1.9	2.2	2.1	2.2	2.4	2.5	2.6	2.8	2.8	2.9
1999 costs are based on 1998 current dollars plus escalation. 1999 – 2008 are escalated from the basis by the indicated rate as taken from the HII Cost Escalation Study (May, 1998)

Northwestern Resources Co.
Jewett Mine
Sales Tonnage Projections
1999 Budget
(000’s)

	Sales Tons by Ownership
Period	NWR	HL&P	Other	Total
January	253	570	0	823
February	229	516	0	745
March	177	399	0	576
April	126	284	0	410
May	174	392	0	566
June	251	565	0	816
July	259	585	0	844
August	266	600	0	866
September	256	578	0	834
October	262	591	0	853
November	251	567	0	818
December	267	601	0	868

1999 Total	2,771	6,248	0	9,019

1st Quarter	1,394	1,108	0	2,502
2nd Quarter	1,157	920	0	2,077
3rd Quarter	1,397	1,111	0	2,508
4th Quarter	1,478	1,174	0	2,652

2000 Total	5,426	4,313	0	9,739

1st Quarter	2,078	336	0	2,414
2nd Quarter	2,079	336	0	2,415
3rd Quarter	2,191	354	0	2,545
4th Quarter	2,314	374	0	2,688

2001 Total	8,662	1,400	0	10,062

2002 Total	8,721	1,250	0	9,971
2003 Total	5,229	4,827	0	10,056
2004 Total	4,036	6,006	0	10,042
2005 Total	4,883	4,405	802	10,090
2006 Total	2,611	7,302	167	10,080
2007 Total	4,875	5,049	7	9,931
2008 Total	3,853	6,091	0	9,944

Grand Total	51,067	46,891	976	98,934

Northwestern Resources Co.
Jewett Mine
Bank Cubic Yards
1999 Budget
(000’s)

	Stripping Bank Cubic Yards
Period	Dragline/BWE	Mobile	Contract	Total
January	8,333	605	0	8,938
February	7,356	552	0	7,908
March	7,083	609	0	7,692
April	8,007	580	0	8,587
May	8,398	602	0	9,000
June	8,308	577	0	8,885
July	8,411	585	0	8,996
August	7,521	607	0	8,128
September	8,304	578	0	8,882
October	8,530	605	0	9,135
November	7,115	584	0	7,699
December	7,550	579	0	8,129

1999 Total	94,916	7,063	0	101,979

1st Quarter	24,137	3,523	0	27,660
2nd Quarter	23,776	3,554	0	27,330
3rd Quarter	24,078	3,629	0	27,707
4th Quarter	21,438	5,823	0	27,261

2000 Total	93,429	16,529	0	109,958

1st Quarter	22,958	4,234	0	27,192
2nd Quarter	24,155	3,451	0	27,606
3rd Quarter	24,865	3,465	0	28,330
4th Quarter	25,411	3,482	0	28,893

2001 Total	97,389	14,632	0	112,021

2002 Total	101,554	13,891	0	115,445
2003 Total	99,620	18,892	0	118,512
2004 Total	98,798	18,877	0	117,675
2005 Total	99,593	21,761	0	121,354
2006 Total	94,094	21,975	0	116,069
2007 Total	98,928	20,269	0	119,197
2008 Total	91,185	18,837	0	110,022

Grand Total	969,506	172,726	0	1,142,232

Northwestern Resources Co.
Jewett Mine
Major Equipment Requirements
1999 Budget

														Front End						End Dumps
				Dozers						Scraper	Graders		Water	Loaders		Coal	Backhoes			100	150
		Draglines	BWE	D9N	D10N	D11N	D7	834B	583K	657	16G	24H	Tracks	992D	Small	Haulers	8.5	Lg	Sm	Ton	Ton
1998	December	4	1	4	6	2	2	1	2	1	4	0	2	1	1	14	2	2	1	5	0

1999	January	4	1	4	6	2	2	1	2	1	4	0	2	1	1	14	2	2	1	5	0
	February	4	1	4	6	2	2	1	2	1	4	0	2	1	1	14	2	2	1	5	0
	March	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	5	0
	April	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	May	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	June	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	July	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	August	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	September	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	October	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	November	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2
	December	4	1	4	6	2	2	1	2	1	3	1	2	1	1	14	2	2	1	3	2

2000	1st Qtr	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	2	2	1	3	6
	2nd Qtr	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6
	3rd Qtr	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6
	4th Qtr	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6

2001	1st Qtr	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6
	2nd Qtr	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6
	3rd Qtr	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6
	4th Qtr	4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6

2002		4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	3	6

2003		4	1	4	6	2	2	1	2	1	2	2	2	1	1	14	1	3	1	2	8

2004-2008		4	1	4	7	2	2	1	2	1	2	2	2	1	1	14	0	4	1	0	11

Northwestern Resources Co.
Jewett Mine
Major Equipment Replacements
1999 Budget

		Backhoes			Coal	Dozers					End	Graders	Loaders	Scrapers	Water
		8.5	Large	Small	Haulers	834B	D7	D9N	D10N	D11N	Dump	16G	992C	657	Trucks
1999	January
February
March
April
May
June
July
August
September
October
November
December

2000	1st Quarter							D905/906				G004*
	2nd Quarter		B007				D702	D907	D105/106				L007	S503
3rd Quarrter
4th Quarter

2001	1st Quarter
	2nd Quarter						D701
3rd Quarter
4th Quarter

2002

2003

2004			B008/LS01						Add	D111

2005									D107

2006								D904/905	D108

2007									D908/104			G005/006

2008

*	Replace G003 and G004 with new 24H motorgraders.

Northwestern Resources Co.
Jewett Mine
Average Equipment Lives
1999 Budget

Equipment	Life
2 – 2 1/2 Ton Service Truck (2WD)	7 Years
2 – 2 1/2 Ton Service Truck (4WD)	7 years
Air Compressor	10 Years
Backhoe – 8.5 CY	50,000 Hours
Backhoe – Cat 5130	60,000 Hours
Backhoe – Small	35,000 Hours
Belting – BWE Overland Conveyor	4 Years
Belting – LHF Conveyor	6 Years
Cable Reeler	15 Years
Crane – Large (45 & 75 ton)	15 Years
Dozer	55,000 Hours
Dozer – D7	55,000 Hours
Dozer – Pipelayer	LOM
Dozer – Rubber Tire	40,000 Hours
End Dump	55,000 Hours
Forklift – 15 Ton	15 Years
Forklift – 4 Ton	15 Years
Front End Loader – 992C	40,000 Hours
Front End Loader – Small (2-5 Yard)	7 Years
Fuel / Lube Truck	5 Years
Fuel / Lube Truck – Bed	10 Years
Grader	80,000 Hours
Hauler	100,000 Hours
Light Plant	10 Years
Lowboy — Tractor	10 Years
Lowboy – Trailer	LOM
Pickup	100,000 Miles
Portable Welder	10 Years
Pump – Diesel	10 Years
Pump – Electric	5 Years
Pump Barge	Rebuilt @ 5 & 15 Years
Scraper	40,000 Hours
Suburban / Van	100,000 Miles
Water Truck	LOM

Northwestern Resources Co.
Jewett Mine
Major Equipment Hourly Rates
1999 Budget
(in 1999 dollars)

	Operating				Maintenance
	Fuel/	Lube/	Wear	Total			Total	Total Hourly	18 Months
Fleet	Electricity	Other	Components	Operating	Parts	Labor (#)	Maintenance	Cost	Actual
HOURLY RATES
8200 Dragline	$93.20	$7.39	$44.62	$145.21	$58.13	$45.43	$103.56	$248.77	$243.21
8750 Dragline	162.78	16.30	120.60	299.68	68.65	86.39	155.04	454.72	493.84
Backhoe — 8.5 CY	6.00	2.50	12.00	20.50	12.50	8.00	20.50	41.00	29.83
Backhoe — Cat 5130	13.50	5.00	10.00	28.50	20.00	9.00	29.00	57.50	46.30
Backhoe — Small	6.00	1.50	10.00	17.50	25.75	12.85	38.60	56.10	73.17
BWE	40.20	6.77	22.26	69.23	157.07	48.56	205.63	274.86	389.33
Dozer — 834B	6.50	1.40	2.50	10.40	10.65	6.25	16.90	27.30	22.98
Dozer — D7H	5.00	1.00	7.95	13.95	11.50	7.45	18.95	32.90	38.22
Dozer — D9N	8.75	1.50	13.00	23.25	19.00	8.05	27.05	50.30	49.70
Dozer — D9L, D10N, 375	11.15	1.60	13.00	25.75	23.50	8.05	31.55	57.30	56.50
Dozer — D11N	13.25	1.65	20.45	35.35	24.50	8.95	33.45	68.80	57.00
Dozer — Pipelayer	6.25	1.50	10.00	17.75	16.75	20.25	37.00	54.75	52.31
End Dump	11.00	3.50	4.45	18.95	18.50	9.00	27.50	46.45	48.52
End Dump — 150 ton	20.00	4.00	3.50	27.50	5.00	5.00	10.00	37.50	—
Front End Loader-992	14.50	3.00	5.65	23.15	18.75	7.75	26.50	49.65	53.68
Front End Loader-Small	4.00	2.85	2.00	8.85	9.00	7.00	16.00	24.85	27.10
Grader — 16G	4.80	0.90	2.50	8.20	9.50	4.00	13.50	21.70	19.96
Grader — 24H	5.76	1.35	3.00	10.11	7.13	3.00	10.13	20.24	—
Hauler	9.20	3.22	12.42	24.84	29.21	11.85	41.06	65.90	78.54
Scraper	19.00	2.50	15.10	36.60	42.45	18.25	60.70	97.30	116.08
Water Truck	9.50	3.50	8.00	21.00	18.50	9.00	27.50	48.50	107.18
Water Wagon	8.50	2.50	6.25	17.25	15.00	9.50	24.50	41.75	80.21
MONTHLY RATES
8200 Bucket	n/a	n/a	2,825.00	2,825.00	42,908.00	18,800.00	61,708.00	64,533.00	88,085.90
8750 Bucket	n/a	n/a	490.00	490.00	9,000.00	5,000.00	14,000.00	14,490.00	**
Crusher	n/a	800.00	1,025.00	1,825.00	20,050.00	15,475.00	35,525.00	37,350.00	36,831.30

#	Maintenance labor rates include fringe and tax.

**	8750 buckets have only been in use since September 1997.
Note: These rates exclude any allowance for catastrophic failures or accidents.
Fuel costs per hour are based on $.52 per gallon for diesel, and $.0397 per KWH for electricity.

Northwestern Resources Co.
Jewett Mine
Major Equipment Hourly Rates
1999 Budget
(in 1999 dollars)

		2000			2001			2002			2003
Fleet	Operating	Maintenance	Total	Operating	Maintenance	Total	Operating	Maintenance	Total	Operating	Maintenance	Total
HOURLY RATES
8200 Dragline	$145.21	$103.56	$248.77	$145.21	$103.56	$248.77	$145.21	$103.56	$248.77	$145.21	$103.56	$248.77
8750 Dragline	299.68	155.04	454.72	299.68	155.04	454.72	299.68	155.04	454.72	299.68	155.04	454.72
Backhoe — 8.5 CY	20.50	20.50	41.00	20.50	20.50	41.00	20.50	20.50	41.00	20.50	20.50	41.00
Backhoe — Cat. 5130	28.50	29.00	57.50	28.50	29.00	57.50	28.50	29.00	57.50	28.50	29.00	57.50
Backhoe — Small	17.50	38.60	56.10	17.50	38.60	56.10	17.50	38.60	56.10	17.50	38.60	56.10
BWE	69.23	205.63	274.86	69.23	205.63	274.86	69.23	205.63	274.86	69.23	205.63	274.86
Dozer — 834B	10.40	16.90	27.30	10.40	16.90	27.30	10.40	16.90	27.30	10.40	16.90	27.30
Dozer — D7H	13.95	18.95	32.90	13.95	18.95	32.90	13.95	18.95	32.90	13.95	18.95	32.90
Dozer — D9N	23.25	27.05	50.30	23.25	27.05	50.30	23.25	27.05	50.30	23.25	27.05	50.30
Dozer — D9L,D10N,375	25.75	31.55	57.30	25.75	31.55	57.30	25.75	31.53	57.30	25.75	31.55	57.30
Dozer — D11N	35.35	33.45	68.80	35.35	33.45	68.80	35.35	33.45	68.80	35.35	33.45	68.80
Dozer — Pipelayer	17.75	37.00	54.75	17.75	37.00	54.75	17.75	37.00	54.75	17.75	37.00	54.75
End Dump	18.95	27.50	46.45	18.95	27.50	46.45	18.95	27.50	46.45	18.95	27.50	46.45
End Dump — 150 ton	27.50	10.00	37.50	27.50	10.00	37.50	27.50	10.00	37.50	27.50	10.00	37.50
Front End Loader 992	23.15	26.50	49.65	23.15	26.50	49.65	23.15	26.50	49.65	23.15	26.50	49.65
Front End Loader Small	8.85	16.00	24.85	8.85	16.00	24.85	8.85	16.00	24.85	8.85	16.00	24.85
Grader — 16G	8.20	13.50	21.70	8.20	13.50	21.70	8.20	13.50	21.70	8.20	13.50	21.70
Grader — 24H	10.11	10.13	20.24	10.11	10.13	20.24	10.11	10.13	20.24	10.11	10.13	20.24
Hauler	24.84	41.06	65.90	24.84	41.06	65.90	24.84	41.06	65.90	24.84	41.06	65.90
Scraper	36.60	60.70	97.30	36.60	60.70	97.30	36.60	60.70	97.30	36.60	60.70	97.30
Water Truck	21.00	27.50	48.50	21.00	27.50	48.50	21.00	27.50	48.50	21.00	27.50	48.50
Water Wagon	17.25	24.50	41.75	17.25	24.50	41.75	17.25	24.50	41.75	17.25	24.50	41.75

MONTHLY RATES
8200 Bucket	2,825	61,708	64,533	2,825	61,708	64,533	2,825	61,708	64,533	2,825	61,708	64,533
8750 bucket	490	14,000	14,490	490	14,000	14,490	490	14,000	14,490	490	14,000	14,490
Crusher	1,825	35,525	37,350	1,825	35,525	37,350	1,825	35,525	37,350	1,825	35,525	37,350

# Maintenance labor rates include fringe and tax.

Note:    These rates exclude any allowance for catastrophic failures or accidents.

Fuel costs per hour are based on $.52 per gallon for diesel, and $.0397 per KWH for electricity. (Years 2004 — 2008 will utilize the 2003 rates.)

Northwestern Resources Co.
Jewett Mine
Support Equipment Rates
1999 Budget
The following is a summary, by fleet, of support equipment utilized at the Jewett Mine. Certain fleets have been split into greater detail where quantities and costs of individual units significantly influence the overall fleet cost.

		Monthly
Number of		O & M Cost	18 Month
Units - 1999		Per Unit	Actuals

1	Cable Reeler	$2,290	$1,872
1	Crane – 45 ton	3,135	3,390
1	Crane – 75 ton	2,080	1,296
3	Forklifts	490	684
13	Light Plants	1,135	1,030
1	Lowboy Tractor & Trailer	12,800	12,965
48	Pickups	1,185	1,295
3	Pump Buggies	1,005	1,008
6	Pumps – Diesel 4”	815	727
11	Pumps – Diesel 6”	1,285	1,212
2	Pumps – Electric 6”	420	438
6	Pumps – Electric 8”	655	647
3	Trucks – Mech/Elec (4wd, 2 1/2 ton)	2,375	2,142
2	Trucks – Fuel / Lube	5,760	5,452
3	Trucks – Mechanic’s Boom	2,240	2,027
3	Trucks – Pumpers (2 1/2 ton)	1,475	1,307
3	Vans (Crew Change)	680	631

Northwestern Resources Co.
Jewett Mine
Wage Projection and Overtime Assumptions
1999 Budget

				Number of
	Wage Rates ($ / Hour)			Employees
Title	Step A	Step B	Step C	As of 7/1/99

Dragline Operator BWE System Operator	$21.52	$21.84	$22.22	24

Dragline/BWE Oiler Operator I Mechanic I Electrician I	$20.98	$21.23	$21.48	24 8 9 2

Operator II Mechanic II Electrician II	$20.25	$20.48	$20.75	115 63 14

Operator III Mechanic III Electrician III Surveyor I	$17.96	$18.46	$18.94	19 5 0 1

Operator IV Mechanic IV Electrician IV Surveyor II Warehouse	$16.72	$17.28	$17.82	17 3 0 2 5

Surveyor III Laborer I	$12.36	$13.62	$14.86	0 0

Surveyor IV Laborer II	$9.05	$10.56	$11.26	0 0

		Total Employees		311

Note: Wage rates are escalated, and do not include shift differential or loading. This is the expected distribution as of July 1, 1999.
Overtime Assumptions:
The overtime rate used for budgeting in 1999 is 9.4%. The shifts cause a scheduled overtime rate of 10%, however, not all hourly personnel work the 12 hour shifts. That fact, combined with vacation and other absences, reduces the 10% rate to the 9.4% projected for 1999.

Northwestern Resources Co.
Jewett Mine
Payroll Loading Factors
(as of % of Payroll)
1999 Budget

			BUDGET
FRINGE BENEFITS			RATES
Health & Life Insurance			10.76%
Pension			2.01%
Payroll Savings			3.11%

Total Fringe Benefits			15.88%

TAXES
	1999*
	Statutory
	Rates	Limit

FICA	7.65%	$68,400	8.50%
State Unemployment	0.78%	9,000	0.16%
Federal Unemployment	0.80%	7,000	0.13%

Total Payroll Taxes			8.79%

Total Fringe & Tax			24.67%

NON-WORKED COMPENSATION
Vacation			5.67%
Sick Leave			1.45%
Holidays			3.87%
Other			0.15%

Total Non-Worked Compensation			11.14%

	TOTAL PAYROLL LOADING		35.81%

OTHER BENEFITS NOT LOADED WITH PAYROLL

Workers Compensation	0.74%
Post Retirement Benefits	2.07%
Post Employment Benefits	0.16%

*	1999 Statutory rates are based on 1998 and subject to change.

Northwestern Resources Co.
Jewett Mine
Payroll Loading Factors
1999 Budget
Calculation
Fringe benefits, payroll taxes, and non-worked compensation rates are calculated based on total payroll dollars. Payroll taxes are forecasted for future years based on 1998 statutory rates and on 1999 budgeted staffing and payroll.
Hospitalization is based on projected staffing and on projected premiums for 1999.
Pensions are based on staffing, payroll, and an actuarial study performed in June, 1998.
Payroll savings is based on historical costs and forecasted for the coming years using 1999 budgeted staffing levels.
Non-worked compensation is based on NWR policies and historical experience and forecasted for future periods.
Application
For accounting purposes, payroll taxes are not expensed at the effective budget rate, but at the statutory rates and limits. When non-worked compensation occurs, the charge is against the liability recognized when payroll was originally loaded. Total costs are consistent between budget and accounting methods.
Post Retirement/Post Employment benefits are calculated as a % of payroll for accrual, but billed on an incurred basis.

Northwestern Resources Co.
Jewett Mine Staffing Summary
1999 Budget

			1998	1998
			1st Qtr	Year End	1999				Year End Estimates
			Actuals	Estimate	First	Second	Third	Fourth	2000	2001	2002	2003

Operations Engineering			4	4	5	5	5	5	5	5	5	5
Environmental Services			6	6	6	6	6	6	6	6	6	6
Operators			206	201	201	201	201	201	201	201	201	201
Mechanics / Electricians			97	95	94	94	94	94	94	94	94	94
Warehouse			5	5	5	5	5	5	5	5	5	5

TOTAL HOURLY			318	311	311	311	311	311	311	311	311	311

Administration	(A	)	2	2	2	2	2	2	2	2	2	2
Lands	(C	)	3	3	3	3	3	3	3	3	3	3
Environmental Services			16	17	17	17	17	17	17	17	17	17
Operations Engineering			5	5	5	5	5	5	5	5	5	5
Human Resources			5	6	6	6	6	6	6	6	6	6
Business	(B	)	22	22	22	22	22	22	22	22	22	22
Production/Maintenance			27	27	27	27	27	27	27	27	27	27

TOTAL SALARY			80	82	82	82	82	82	82	82	82	82

TOTAL JEWETT MINE			398	393	393	393	393	393	393	393	393	393

(A)	Includes VP General Manager not billable

(B)	Includes one Accountant not billable

(C)	Includes 1/2 Senior Landman not billable

TEXAS WESTMORELAND COAL CO.
JEWETT MINE
P.O. Box 915
Jewett, TX 75846

NRG Texas Power LLC	INVOICE NO: 2

P.O. Box
Princeton, NJ	INVOICE DATE:	February 1, 2008

Attn:
INVOICE, LSA Article 7.5
Period:     January 16 to 31, 2008

New LSA Art.	Item	Tons		Amount		$ per Ton
7.2	Cost of Production		274,318.00		$3,959,086.50		$14.432
7.3	Management Fee, per ton	$	[***]	$	[***]	$	[***]
7.4a	Cost Incentive Adjustment				$—		$—
7.4b	Inventory Adjustment				$(1,249.65)		$(0.005)
7.4c	Heating Value Adjustment				$(7,217.05)		$(0.026)

	Total, Cost			$	[***]	$	[***]
               Credits
Please wire funds on or before February 16, 2008 as follows:
     BANK INFORMATION

Cost Incentive Adjustment (Annual)
LSA Section 7.4(a)(ii)
Bonus/Penalty Calculation
8-17-07 draft

LSA Section
Item	Reference	Amount	Units
Calculation Input

Volume Delivered, Actual	7.4(a)(v)	6,550,000	tons
Mine Cost, Actual	7.2	[***]	$s
Volume Delivered, Approved Original Annual Operation Plan (AOP)	5.4	6,500,000	tons
Mine Cost, Approved Revised AOP	5.4 or 5.6	[***]	$s
Work Scope Adjustments, Net	7.4(a)(ii)	[***]	$s
Commodity Adjustments, Net	7.4(a)(iii)	[***]	$s
Fee Adjusted Basis (FAB) AOP	7.4(a)(ii)	[***]	$s

Penalty Calculation

Mine Cost as % of FAB AOP Cost	7.4(a)(v)	92.9%	%
Penalty Threshold, Actual Mine Cost as % of FAB AOP	7.4(a)(v)	103.0%	%
Penalty Applies?	7.4(a)(v)	no
Penalty Threshold	7.4(a)(v)	[***]	$s
Mine Cost Applicable to Penalty	7.4(a)(v)	[***]	$s
Delivered Volume	7.4(a)(v)	na	Tons
Mine Cost Applicable to Penalty per Delivered Ton	7.4(a)(v)	[***]	$s/Ton
One-Half of Applicable Mine Cost per Delivered Ton	7.4(a)(v)	[***]	$s/Ton
Penalty Limit per Delivered Ton	7.4(a)(v)	[***]	$s/Ton
Applicable Penalty per Delivered Ton	7.4(a)(v)	[***]	$s/Ton
Penalty	7.4(a)(v)	[***]	$s

Bonus Calculation

FAB AOP Cost as % of Mine Cost	7.4(a)(v)	107.6%	%
Bonus Threshold, FAB AOP as % of Actual Mine Cost	7.4(a)(v)	103.0%	%
Bonus Applies?	7.4(a)(v)	yes
Bonus Threshold	7.4(a)(v)	[***]	$s
Mine Cost Applicable to Bonus	7.4(a)(v)	[***]	$s
Applicable Volume	7.4(a)(v)(A)&(B)	6,500,00	0 Tons
Mine Cost Applicable to Bonus per Applicable Ton	7.4(a)(v)	[***]	$s/Ton
One-Half of Applicable Mine Cost per Applicable Ton	7.4(a)(v)	[***]	$s/Ton
Bonus Limit Per Applicable Ton	7.4(a)(v)	[***]	$s/Ton
Applicable Bonus per Applicable Ton	7.4(a)(v)	[***]	$s/Ton
Bonus	7.4(a)(v)	[***]	$s

Total, Bonus or Penalty
Bonus or (Penalty)	7.4(a)(vi)(4)	[***]	$s

EXHIBIT 5
List of Experts
A.      Accounting Expert
TBD
B.      Legal Expert
TBD
C.      Mining Expert
TBD
Exhibit 5 — Page 1

EXHIBIT 6
Surge Bin
[Exhibit 6 consists of a graphic depiction of the Surge Bin.]
Exhibit 6 — Page 1

EXHIBIT 7

Corporate Support Allowance
     Section 7.2(c) of the LSA provides for Mine Costs to include a Corporate Support Allowance as specified in this Exhibit 7. The Corporate Support Allowance amounts provided herein are the result of negotiations between the Parties and are not subject to audit or other justification.
     Corporate Support Allowance amounts shall be as provided in the table below. All figures shown in this table are expressed in 2008 constant dollars and shall be adjusted by the percent change in the GDP-IPD index from a Fourth Quarter 2007 base value as compared to the Fourth Quarter index value for the Year prior to the Year in which payment is made; provided, however, in no event shall the percentage change be less than zero. “GDP-IPD” shall mean the Gross Domestic Product Implicit Price Deflator index as first published as the advance number by the U.S. Department of Commerce, Bureau of Economic Analysis (base period of 2000 = 100). The percent change in GDP-IPD shall be rounded to the nearest third decimal point. The resulting inflation-adjusted amount shall be paid over twenty-four (24) equal installments during the Year and invoiced as provided under Section 7.6(a).

2008	Constant Dollars
2008	[***********]
2009	[***********]
2010	[***********]
2011	[***********]

2012	[***********]
2013	[***********]
2014	[***********]

2015	[*********]
2016	[*********]
2017	[*********]
2018	[*********]
     For example, where the following GDP-IPD index figures are hypothetical only:
Fourth Quarter 2007 First Published Index Value = 121
Fourth Quarter 2011 First Published Index Value = 140
2012 Corporate Support Allowance in Constant 2008 Dollars = [***********]
Exhibit 7 — Page 1

Therefore, to calculate the 2012 adjusted Corporate Support Allowance amount:
( 140 / 121 ) = 1.157 * [**********] = [**********]
[**********] / 24 invoices per Year = [**********] per invoice
                               ***************
Notwithstanding the fact that the Corporate Support Allowance amounts above are not subject to audit or justification, the Corporate Support Allowance is intended to reflect the following areas and types of support provided to TWCC by its parent(s):
(i) general corporate management; (ii) corporate capital and financial management; (iii) human resources policy and management including management costs related to TWCC’s 401K plans; (iv) sales and marketing; (v) corporate insurance; (vi) corporate auditing and Sarbanes-Oxley compliance, including periodic audits of TWCC, including as may be required by the applicable regulatory bodies; (vii) investor relations; (viii) corporate legal activities; (ix) corporate governance; (x) corporate development; (xi) corporate accounting; (xii) corporate government relations; (xiii) corporate-wide operations policy management; (xiv) corporate engineering; (xv) corporate IT systems and support; server and WAN maintenance and support, software maintenance, licensing or training (xvi) corporate records management; and (xvii) corporate travel and lodging.
The following items, whether incurred and paid directly by TWCC or satisfied by TWCC as a parent company charge, are agreed to be in addition to the Corporate Support Allowance and therefore considered Mine Costs under the relevant provisions of Section 7.2 of the LSA, so long as such costs are directly related to the business and operations of TWCC and approved by NRG in an annual AOP.
1.	IT contract costs for SurvCad, AutoCad, Caterpillar Troubleshooting Software, Anti-virus, Spyware, and all software licensing; and, maintenance needs exclusive to TWCC.

2.	IT training at TWCC for IT staff and for software set forth in 1. above.
Exhibit 7 — Page 2

EXHIBIT 8
Form of Invoice
See attached.

Exhibit 8 - Page 1

Exhibit 8
TEXAS WESTMORELAND COAL CO.
JEWETT MINE
P. O. Box 915
Jewett, TX 75846

NRG Texas Power LLC	INVOICE NO:

P. O. Box
Princeton, NJ	INVOICE DATE:	June 16, 2008
Attn:
INVOICE, LSA Section 7.6
Period: June 1 to 15, 2008

Agmnt Section	Item	Tons	Amount		$ per Ton
7.2	Cost of Production	280,000.00		$4,000,000.00		$14.286
7.3	Management Fee, per ton		$	[***]	$	[***]
7.4 a	Cost Incentive Adjustment			$—		$—
7.4.b	Inventory Adjustment *			$(48,000.00)		$(0.171)
7.4 c	Heating Value Adjustment **			$(30,427.71)		$(0.109)

	Total, Cost		$	[***]	$	[***]

*	Based on May’s fees and applicable ending inventory, pursuant to Section 7.4(b).

**	Based on fees and lignite heating values for deliveries made in the last half of the May, pursuant to Section 7.4(c).
Please wire funds on or before June 30, 2008 as follows:

BANK INFORMATION

7.4 Adjustments
7.4b Monthly Inventory Adjustment

	Prior Month
Annual Quantity (AOP tons)		6,650,000
Inventory Target (1/26th of Annual Quantity)		255,769
Actual Month-end Inventory (tons)		0
Inventory Shortfall (tons)		(255,769)
Incremental Fee Adjustment Factor, 0.1% per 1.0%		0.001%
Month-End Fee Adjustment Factor		(0.10000)
Deliveries (tons)		400,000
Base Fee per Ton	$	[***]
Fee Per Ton Adjustment for Inventory	$	[***]
Fee Adjustment for Inventory	$	[***]

7.4 Adjustments
7.4 c Daily Heating Value Adjustment
May

							Seven-
	Average		6000 Btu	5800 Btu	5800 &	5800 &	Day	Btus		Base		Rolling
	Daily		Fee per	Fee per	6000 Fee	6000 Btu	Weighted	Above or	Base Fee	Fee	Fee	Average,	Total, Base
Day of	Heat	Tons	Ton	Ton	per Ton	Fee	Average	(Below)	Adjustment,	per	Adjustment	Fee	Fee
Month	Content	Delivered	Adjustment	Adjustment	Adjustment	Adjustment	Btu	Deadband	%	Ton	per Ton	Adjustment	Adjustment
1	6500	18,000	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
2	6600	17,500	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
3	6700	16,800	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
4	6800	18,500	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
5	6900	17,500	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
6	7000	18,000	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
7	7100	17,500	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
8	7200	16,800	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
9	7100	18,500	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
10	7000	17,500	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
11	6900	18,000	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
12	6800	18,000	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
13	7100	18,000	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
14	6800	18,000	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
15	6700	18,000	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *	na *
16	6500	17,000	—	—	—	—	6845	45	4.50	1.2000	0.0540	917.59	917.59
17	6400	17,000	—	—	—	—	6762	—	—	1.2000	0.0000	—	—
18	6300	17,000	—	—	—	—	6678	—	—	1.2000	0.0000	—	—
19	6200	17,000	—	—	—	—	6593	—	—	1.2000	0.0000	—	—
20	6100	17,000	—	—	—	—	6449	—	—	1.2000	0.0000	—	—
21	6000	17,000	—	—	—	—	6318	—	—	1.2000	0.0000	—	—
22	5700	17,550	(0.20)	(0.20)	(0.40)	(7,020.00)	6169	(31)	(3.07)	1.2000	(0.0369)	(647.39)	(7,667.39)
23	5900	17,200	(0.20)	—	(0.20)	(3,440.00)	6084	(116)	(11.64)	1.2000	(0.1396)	(2,401.82)	(5,841.82)
24	6000	17,500	—	—	—	—	6027	(173)	(17.33)	1.2000	(0.2079)	(3,638.54)	(3,638.54)
25	6100	17,230	—	—	—	—	5999	(201)	(20.13)	1.2000	(0.2416)	(4,163.00)	(4,163.00)
26	6200	17,000	—	—	—	—	5999	(201)	(20.13)	1.2000	(0.2416)	(4,107.43)	(4,107.43)
27	6300	17,000	—	—	—	—	6027	(173)	(17.31)	1.2000	(0.2077)	(3,531.73)	(3,531.73)
28	6400	17,000	—	—	—	—	6083	(117)	(11.67)	1.2000	(0.1400)	(2,380.34)	(2,380.34)
29	6500	17,320	—	—	—	—	6199	(1)	(0.07)	1.2000	(0.0009)	(15.04)	(15.04)
30	6600	17,000	—	—	—	—	6299	—	—	1.2000	0.0000	—	—
31	6700	17,518	—	—	—	—	6401	—	—	1.2000		—	—

Total		540,918				$(10,480.00)						$(19,967.71)	$(30,427.71)

*	The heating value adjustment, if any, for the first half of May was addressed in the prior (June 1) invoice for lignite delivered in the last half of May.

EXHIBIT 9
Post Execution Savings Actions
Section 7.3 provides that the Management Fee shall be (a) [****] per Ton escalated annually, or (b) a lower amount escalated annually, as provided in this Exhibit 9. Specifically, in the negotiation of the Management Fee, NRG agreed to increase its offer of [****] per Ton by an additional [****] per Ton based upon certain Mine Cost savings presented by TWCC. The Parties acknowledge that certain of these cost savings can be demonstrated to NRG by TWCC through Post-Execution Savings Actions, while other savings are derived from cost projection assumptions (“Projection Assumptions”) that NRG agrees to accept without further recourse upon execution of this LSA, notwithstanding the adjustments provided under Section 7.4.
The Mine Cost savings categories are provided below along with their respective portions of the total [****] per Ton. The initial Management Fee shall be [****] per Ton. TWCC shall demonstrate to NRG that TWCC, no later than March 31, 2008, has taken the actions necessary to implement the Post-Execution Savings Actions. If TWCC fails to make such demonstration by the stated time, the base Management Fee shall be decreased thereafter until such time that the demonstration is made, notwithstanding the adjustments provided under Section 7.4, by the corresponding value of each category. For example, if TWCC fails to demonstrate to NRG that Equipment Recapitalization action has been taken by March 31, 2008, the Management Fee shall decrease by [****] per Ton to [****].

Post-Execution Savings Actions:	%	$/Ton
1. Equipment Recapitalization	[***]	[****]
2. Retirement NRG Equipment	[***]	[****]
3. Organization Restructure	[***]	[****]
4. Capital Project Outside Services (Contractors) Reduced	[***]	[****]

Total Post-Execution Savings Actions [*******] per Ton:	[***]	[****]

Projection Assumptions:

5. Inventory Management and Best Available Technology	[***]	[****]
6. Bond Release	[***]	[****]
7. Workers Compensation and Insurance Premium Reduction	[***]	[****]

Total Projection Assumptions [*******] per Ton:	[***]	[****]

TOTAL MINE COST SAVINGS	[***]	[****]

Exhibit 9 — Page 1

The following describes each Mine Cost savings category, along with the actions required by TWCC to demonstrate implementation to NRG.
Post-Execution Savings Actions:
1.	Equipment Recapitalization: TWCC shall lease or otherwise provide (16) sixteen mining units, including: (7) D-10T dozers; (3) D-9T dozers; (2) two D-6LGP dozers; and (4) 100-Ton end dumps, or the equivalents thereof. The equipment leased or otherwise provided will be of a condition consistent with the equipment that was included and assumed in development of the preliminary 2008 AOP.

Demonstration Action: Provide copies of executed lease documents to NRG, and provide written notice to NRG that the units are deployed at the Jewett Mine.

2.	Retirement of NRG Equipment: Cost savings on an net present value basis, shall be recognized for sale of 18 retired NRG mining units, replaced by units detailed in paragraph 1 “Equipment Recapitalization” as mentioned above.

Demonstration Action: Provide copies of executed lease documents for equipment under 1. above to NRG and schedule for equipment retirement, and provide written notice to NRG that the NRG equipment has been retired.

3.	Organization Restructure: TWCC salaried staff shall be reorganized on or before January 1, 2008, such that TWCC salaried staffing level shall equal (72) seventy-two. This staffing level does not include Westmoreland Mining LLC employees, of which a portion of their time is allocated to TWCC.

Demonstration Action: Eliminate 6 salaried staffing positions and have salaried staffing organization chart detailing seventy-two (72) positions as of January 1, 2008.

4.	Capital Project Outside Services: TWCC shall perform work activities previously scheduled for contractors, resulting in savings as shown in 2008 AOP.

Demonstration Action: 2008 Preliminary AOP to identify work activities to be performed by TWCC as previously scheduled to be performed by contractors. Provide letter, duly executed by the President of TWCC, stating that TWCC will not hire contractors to perform the work identified.
Savings Assumptions (No Demonstration Actions Required):
5.	Inventory Management and Best Available Technology (“BAT”): TWCC shall use Prudent Mining Practices and reasonable commercial efforts to maintain lignite inventory per Sections 7.4(b) and 8.3 (b) and shall use best available technologies such as SurvCadd, dozer GPS guidance systems, and dragline line production monitors, to improve certain mining costs by [***].

6.	Bond Release: TWCC shall make reasonable commercial efforts to obtain bond release as projected in the 2008 Preliminary AOP, and in subsequent AOP’s.

Exhibit 9 — Page 2

7.	Workers Compensation and Insurance. Cost savings related to actual rates experienced and projected savings beginning in 2008. The savings are related to a lower premium modifier, relative to worker compensation and insurance claims.

Exhibit 9 — Page 3

EXHIBIT 10
Typical Lignite Quality and Characteristics
A. Proximate Analysis (Gross, As-received Basis):

Parameter	Units	Ranges	Typical
Heat Content	Btu/lb.	5600 - 7200	6500
Total Sulfur	% by weight	0.4 - 2.2	1.1
Ash	% by weight	12.0 - 25.0	16.5
Total Moisture	% by weight	28.0 - 36.0	31.7
Volatile Matter	% by weight	22.0 - 32.0	26.8
Fixed Carbon	% by weight	20.0 - 30.0	25.0
B. Ultimate Analysis (Gross, As-received Basis):

Parameter	Units	Ranges	Typical
Total Moisture	% by weight	28.0 - 36.0	31.7
Carbon	% by weight	33.0 - 42.0	38.2
Hydrogen	% by weight	1.5 - 3.2	2.6
Nitrogen	% by weight	0.4 - 1.0	0.6
Sulfur	% by weight	0.4 - 2.2	1.1
Ash	% by weight	12.0 - 25.0	16.5
Chlorine	% by weight	0.01 - 0.04	0.02
Oxygen (by diff.)	% by weight	5.0 - 13.0	9.5

Exhibit 10 — Page 1

C. Reporting Basis: Mineral Analysis of Ash (% by weight)

Parameter	Ranges	Typical
Silica (SiO2)	40.0 - 65.0	52.0
Alumina (Al2O3)	12.0 - 20.0	16.0
Titania (TiO2)	0.6 - 1.8	1.1
Ferric Oxide (Fe2O3)	5.0 - 18.0	7.8
Calcium (CaO)	7.0 - 20.0	9.5
Magnesium (MgO)	1.0 - 4.0	2.0
Sodium (Na2O)	0 - 1.0	0.3
Potassium (K2O)	0 - 1.5	1.0
Phosphorous (P2O5)	0 - 1.0	0.3
Magnesia (Mn3O4)	0 - 1.0	0.2
Sulfate (SO3)	5.0 - 18.0	8.2
Undetermined	0 - 4.0	1.6

	Range	Typical
D. Hardgrove Grindability Index	50 - 75	65

E. Size Analysis: 6” X 0”

Parameter	Minimum	Maximum
1. Coal Size Range (mm)	0	254
2. Coal Less than 1/4 inch (wt.%)	10	30
F. Ash Fusion Temperatures — Reducing Atmosphere (Degrees, Fahrenheit):

Parameter	Ranges	Typical
Initial Deformation	1970 - 2550	2133
Softening	2030 - 2600	2195
Hemispherical	2060 - 2650	2247
G. Ash Fusion Temperatures — Oxidizing Atmosphere (Degrees, Fahrenheit):

Parameter	Ranges	Typical
Initial Deformation	2080 - 2600	2230
Softening	2150 - 2650	2300
Hemispherical	2180 - 2700	2350

Exhibit 10 — Page 2

EXHIBIT 11
Insurance Requirements
(a) TWCC shall maintain insurance written in the kinds and minimum limits of liability specified below:

1.	Workers’ Compensation (WC) -	Statutory, including temporary and leased workers.

	Employer’s Liability (EL) -	$1,000,000

2.	Commercial General Liability (GL) -	$1,000,000 per occurrence for Bodily Injury, Property Damage, Personal Injury, including death; $2,000,000 Aggregate

Inclusions: Contractual Liability (to include hold harmless coverage specified elsewhere in this Agreement); Broad Form Property; Independent Contractors; Premises & Operations, Products & Completed Operations, No exclusion for X.C. & U.

3.	Automobile Liability (AL) -	$1,000,000 Combined Single Limit, including coverage for owned, non-owned and hired vehicles.

Inclusions: Either GL or AL Policy must provide liability coverage that extends coverage for mobile equipment.

4.	Excess Liability (Umbrella) -	$25,000,000 coverage that will respond excess of the underlying EL, GL, and AL policies on a following form basis.
(b) NRG, its parent company, subsidiaries and affiliates, as well as each of their respective officers, directors, managers, members and employees shall be included as Additional Insured’s on TWCC’s GL, AL, and Umbrella policies for injury or damage arising out of, resulting from, or in connection with TWCC’s performance of this Agreement and/or the terms and conditions of this LSA. The Additional Insured status noted in this Section shall be specifically endorsed to TWCC’s Policies, and with respect to the General Liability Policy shall be as broad as that provided by the ISO CG 20 10 11 85 endorsement form. The insurance provided by TWCC shall be primary, without right of contribution, with respect to any similar insurance maintained by NRG. Waiver of Subrogation shall be provided pursuant to this written contract for all

Exhibit 11 — Page 1

Insureds and Additional Insureds with respect to each of the coverages noted in subsection (a) of this Section.
(c) Provided NRG annually provides TWCC with a schedule of all NRG Property in the care, custody and control of TWCC, including the replacement value of all such property, TWCC shall maintain All Risk Property insurance at the replacement cost listed on the schedule to cover all risks of direct physical loss or damage to such NRG’s Property. Said coverage to include, but not be limited to Flood, Windstorm, Earth Movement, Boiler & Machinery Breakdown, Extra Expense, Time Element, Mobile Equipment, Debris Removal, Off-site Storage, Transit, subject to the terms and conditions and the form exclusions contained in the policy. The policy shall have no exclusions related to explosion, collapse, subsidence or underground/subsurface perils or any other perils that are standard to mining operations. NRG shall be included on TWCC’s All Risk Property insurance policy as a Loss Payee, as its interest may appear. TWCC shall be responsible for any deductibles. Deductibles shall not exceed $1,000,000 per occurrence.

Exhibit 11 — Page 2

EXHIBIT 12
[Intentionally Omitted]
Exhibit 12 — Page 1

EXHIBIT 13
Form of Monthly Report Production Summary
See attached.

Exhibit 13 — Page 1

Exhibit 13
JEWETT
SUMMARY
July, 2007

Safety
Lost Time Incidents	0
Days Since Last LTA	1,019
Hours Since Last LTA	2,146,042

	MONTH				YEAR TO DATE
COAL	Actual	Budget	Variance	%	Actual	Budget	Variance	%
Tons Sold	523,802	560,383	-36,581	-6.5%	3,901,040	3,906,601	-5,570	-0.1%
Tons Uncovered	482,420	469,000	13,420	2.9%	3,802,697	4,146,000	-343,303	-8.3%
BOM Inventory
Pit	78,100	387,201	-309,101	-79.8%	78,100	387,201	-309,101	-79.8%
Stockpile	20,445	165,943	-145,498	-87.7%	20,445	165,943	-145,498	-87.7%
Total	98,545	553,144	-454,599	-82.2%	98,545	553,144	-454,599	-82.2%
EOM Inventory
Pit	43,000	323,233	-280,233	-86.7%	43,000	323,233	-280,233	-86.7%
Stockpile	14,163	138,528	-124,365	-89.8%	14,163	138,528	-124,365	-89.8%
Total	57,163	461,761	-404,598	-87.6%	57,163	461,761	-404,598	-87.6%
Tons Produced	517,520	469,000	48,520	10.3%	3,894,758	4,146,000	-251.242	-6.1%
Insitu Tons Mined	623,587	505,000	118,587	23.5%	4,288,553	4,472,000	-183,447	-4.1%
Recovery	83.0%	92.9%	-9.9%	-10.6%	90.8%	92.7%	-1.9%	-2.0%
Quality/BTU	6.619	6,658	39	0.6%	6,600	6,636	36	0.5%
OVERBURDEN/INTERBURDEN
Overburden (BCY)	3,342,800	3,768,639	-425,839	-11.3%	26,319,907	25,978,389	341,518	1.3%
Interburden (BCY)	1,351,700	1,603,361	-251,661	-15.7%	10,674,293	12,614,704	-1,940,411	-15.4%
Total Bank Cubic Yards	4,694,500	5,372,000	-677,500	-12.6%	36,994,200	38,593,093	-1,598,893	-4.1%
Rehandled Overburden (CY)	1,429,650	0	1,429,650	#DIV/0!	8,822,244	7,938,769	883,475	11.1%
Total Moved (CY)	6,124,150	5,372,000	752,150	14.0%	45,816,444	46,531,862	-715,418	-1.5%

Virgin Ratio	9.7	11.5	-1.7	-15.0%	9.7	9.3	0.4	4.5%
Effective Ratio	12.7	11.5	1.2	10.8%	12.0	11.2	0.8	7.4%
RECLAMATION
Acres Disturbed	46.0	24.0	22.0	91.7%	323.30	236.0	87.0	36.9%
Acres Graded	0.0	50.0	-50.0	-100.0%	117.1	350.0	-232.9	-66.5%
Acres Topsoil/SPGM	19.5	34.2	-14.7	-43.0%	237.2	313.4	-76.2	-24.3%

TS/SPGM Stripped Cu. Yds.
To Stockpile	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Direct Place	141,570	248,292	-106,722	-43.0%	1,722,072	2,275,284	-553,212	-24.3%
TS/SPGM From Stockpile	0	0	0	#DIV/0!	0	0	0	#DIV/0!

TOTAL	141,570	248,292	-106,722	-43.0%	1,722,072	2,275,284	-553,212	-24.3%

JEWETT
COAL PRODUCTION
July, 2007

	MONTH				YEAR TO DATE
	Actual	Budget	Variance	%	Actual	Budget	Variance	%
AREA B
Tons Sold	93,363	156,525	-63,162	-40.4%	845,737	892,715	-48,978	-5.3%
Tons Uncovered	94.246	131,000	-36,754	-28.1%	837,308	923,000	-85,692	-9.3%
BOM Pit Inventory	0	108,152	-108,152	-100.0%	0	108,152	-108,152	-100.0%
EOM Pit Inventory	4,500	90,285	-85,785	-95.0%	4,500	90,285	-85,785	-95.0%
Tons Produced	89.746	131,000	-41,254	-31.5%	839,825	923,000	-83,175	-9.0%
Insitu Tons Mined	103,209	138,000	-34,791	-25.2%	905,335	971,000	-65,665	-6.8%
Recovery	87.0%	94.9%	-8.0%	-8.4%	92.8%	95.1%	-2.3%	-2.4%
AREA F NORTH
Tons Sold	128,636	144,576	-15,940	-11.0%	886,240	860,842	25,393	3.0%
Tons Uncovered	100.844	121,000	-20,156	-16.7%	812,631	895,000	-82,469	-9.2%
BOM Pit Inventory	31,100	99,896	-68,796	-68.9%	31,100	99,896	-68,796	-68.9%
EOM Pit Inventory	2,000	83,393	-81,393	-97.6%	2,000	83,393	-81,393	-97.6%
Tons Produced	129,944	121,000	8,944	7.4%	558,274	895,000	-26,726	-3.0%
Insitu Tons Mined	158,261	132,000	26,261	19.9%	1,038,425	977,000	61,425	6.3%
Recovery	82.1%	91.7%	-9.6%	-10.4%	83.6%	91.6%	-8.0%	-8.7%
AREA F SOUTH
Tons Sold	166,164	259,282	-93,118	-35.9%	1,231,751	1,703,768	-472.017	-27.7%
Tons Uncovered	152,419	217,000	-64,581	-29.8%	1,266,232	1,782,000	-515,768	-28.9%
BOM Pit Inventory	37,800	179,153	-141,353	-78.9%	37,800	179,153	-141,353	-78.9%
EOM Pit Inventory	30,100	149,555	-119,455	-79.9%	30,100	149,555	-119,455	-79.9%
Tons Produced	160,119	217,000	-56,881	-26.2%	1,235,090	1,782,000	-546,091	-30.6%
Insitu Tons Mined	196,283	235,000	-38,717	-16.5%	1,334,455	1,930,000	-595,545	-30.9%
Recovery	81.6%	92.3%	-10.8%	-11.7%	92.6%	92.3%	0.3%	0.3%
AREA E
Tons Sold	135,639	0	135,639	#DIV/0!	934,324	449,285	485,039	108.0%
Tons Uncovered	134,911	0	134,911	#DIV/0!	886,626	546,000	340,626	62.4%
BOM Pit Inventory	9,200	0	9,200	#DIV/0!	9,200	0	9,200	#DIV/0!
EOM Pit Inventory	6,400	0	6,400	#DIV/0!	6,400	0	6,400	#DIV/0!
Tons Produced	137,711	0	137,711	#DIV/0!	926,852	546,000	380,852	69.8%
Insitu Tons Mined	165,834	0	165,834	#DIV/0!	1,010,338	594,000	416,338	70.1%
Recovery	83.0%	#DIV/0!	#DIV/0!	#DIV/0!	91.7%	91.9%	-0.2%	-0.2%

TOTAL
Tons Sold	523,802	560,383	-36,581	-6.5%	3,901,040	3,906,610	-5,570	-0.1%
Tons Uncovered	482,420	469,000	13,420	2.9%	3,802,697	4,146,000	-343,303	-8.3%
BOM Pit Inventory	78,100	387,201	-309,101	-79.8%	78,100	387,201	-309,101	-79.8%
EOM Pit Inventory	43,000	323,233	-280,233	-86.7%	43,000	323,233	-280,233	-86.7%
BOM Stock Inventory	20.445	165,943	-145,498	-87.7%	20,445	165,943	-145,498	-87.7%
EOM Stock Inventory	14,163	138,528	-124,365	-89.8%	14,163	138,528	-124,365	-89.8%
Tons Produced	517,520	469,000	48,520	10.3%	3,894,758	4,146,000	-251,242	-6.1%
Insitu Tons Mined	623,587	505,000	118,587	23.5%	4,288,553	4,472,000	-183,447	-4.1%
Recovery	83.0%	92.9%	-9.9%	-10.6%	90.8%	92.7%	-1.9%	-2.0%

JEWETT
OVERBURDEN
July, 2007

	MONTH				YEAR TO DATE
	Actual	Budget	Variance	%	Actual	Budget	Variance	%
AREA B
DL 25 8200
Overburden (BCY)	814,000	1,605,000	-791,000	-49.3%	10,208,400	10,975,000	-766.600	-7.0%
Interburden (BCY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Bank Cubic Yards	814,000	1,605,000	-791,000	-49.3%	10,208,400	10,978,000	-766,600	-7.0%
Rehandled Overburden (CY)	470,950	0	470,950	#DIV/0!	2,566,645	1,79B,140	768,505	42.7%
Total Overburden Moved (CY)	1,284,950	1,605,000	-320,050	-19.9%	12,775,045	12,773,140	1,905	0.0%
EXCAVATOR/TRUCKS
Overburden (BCY)	0	258,000	-258,000	-100.0%	1,058,300	1,614.000	-555,700	-34.4%
Interburden (BCY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Bank Cubic Yards	0	258,000	-258,000	-100.0%	1,058,300	1,614,000	-555,700	-34.4%
Rehandled Overburden (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Overburden Moved (CY)	0	258,000	-258,000	-100.0%	1,058,300	1,614,000	-555,700	-34.4%
TRACTORS
Overburden (BCY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Interburden (BCY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Bank Cubic Yards	0	0	0	#DIV/0l	0	0	0	#DIV/0!
Rehandled Overburden (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Overburden Moved (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
TOTAL AREA B
Overburden (BCY)	814,000	1,863,000	-1,049,000	-56.3%	11,266,700	12,589,000	-1,322,300	-10.5%
Interburden (BCY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Bank Cubic Yards	814,000	1,863,000	-1,049,000	-56.3%	11,266,700	12,589,000	-1,322,300	-10.5%
Rehandled Overburden (CY)	470,950	0	470,950	#DIV/0!	2,566,645	1,798,140	768,505	42.7%
TOTAL	1,284,950	1,863,000	-578,050	-31.0%	13,833,345	14,387,140	-553,795	-3.8%
AREA F NORTH
DL 26 8200
Overburden (BCY)	533.600	828,240	-294,640	-35,6%	3,765,559	5,664,060	-1,898,501	-33.5%
Interburden (BCY)	361,500	795,760	-434,260	-54.6%	3,478,341	5,441,940	-1,963,599	-36.1%
Total Bank Cubic Yards	895,100	1,624,000	-728,900	-44.9%	7,243,900	11,106,000	-3,862,100	-34.8%
Rehandled Overburden (CY)	155,000	0	155,000	#DIV/0!	2,689,150	3,955,500	-1,266,350	-32.0%
Total Overburden Moved (CY) 8200	1,050,100	1,624,000	-573,900	-35.3%	9,933,050	15,061,500	-5.128,450	-34.1%
EXCAVATOR/TRUCKS
Overburden (BCY)	0	77,755	-77,755	-100.0%	547,800	218,939	328,861	150.2%
Interburden (BCY)	44,400	24,245	20,155	83.1%	44,400	171,524	-127,124	-74.1%
Total Bank Cubic Yards	44,400	102,000	-57,600	-56.5%	592,200	390,463	201,737	51.7%
Rehandled Overburden (CY)	0	.0	0	#DIV/0!	0	0	0	#DIV/0l
Total Overburden Moved (CY)	44,400	102,000	-57,600	-56.5%	592,200	390,463	201,737	51.7%
TRACTORS
Overburden (BCY)	0	0	0	#DIV/0!	205,200	0	205,200	#DIV/0!
Interburden (BCY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Bank Cubic Yards	0	0	0	#DIV/0!	205,200	0	205.200	#DIV/0!
Rehandled Overburden (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0l
Total Overburden Moved (CY)	0	0	0	#DIV/0!	205,200	0	205,200	#DIV/0!
TOTAL AREA F NORTH
Overburden (BCY)	0	0	0	#DIV/0!	4,518,559	5,882,999	-1,364,440	-23.2%
Interburden (BCY)	0	0	0	#DIV/0!	3,522,741	5,613,464	-2,090,723	-37.2%
Total Bank Cubic Yards	0	0	0	#DIV/0!	8,041,300	11,496,463	-3,455,163	-30.1%
Rehandled Overburden (CY)	155,000	0	155,000	#DIV/0!	2,689,150	3,955.500	-1,266,350	-32.0%

TOTAL	155,000	0	155,000	#DIV/0!	10,730,450	15,451,963	-4,721,513	-30.6%

JEWETT
OVERBURDEN
July, 2007

	MONTH				YEAR TO DATE
	Actual	Budget	Variance	%	Actual	Budget	Variance	%
AREA F SOUTH
DL 25 8200
Overburden (BCY)	1,027,200	876,960	150,240	17.1%	4,663,168	5,184,774	-521,606	-10.1%
Interburden (BCY)	359,600	747,040	-387,440	-51,9%	3,283,332	4,416,660	-1,133,328	-25.7%
Total Bank Cubic Yards	1,386,800	1,624,000	-237,200	-14,6%	7,946,500	9,601,434	-1,654,934	-17.2%
Rehandled Overburden (CY)	346,700	0	346,700	#DIV/0!	2,098,375	1,601,609	496,766	31.0%
Total Overburden Moved	1,733,500	1,624,000	109,500	6.7%	10,044,875	11,203,043	-1,158,168	-10.3%
(CY) 8200
EXCAVATOR/TRUCKS
Overburden (BCY)	173,100	122,684	50,416	41.1%	1,179,000	369,696	810,204	219.2%
Interburden (BCY)	32,500	36,316	-3,816	-10.5%	32,500	206,500	-174,000	-84.3%
Total Bank Cubic Yards	205,600	159,000	46,600	29.3%	1,212,400	576,196	636,204	110.4%
Rehandled Overburden (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Overburden Moved (CY)	205,600	159,000	46,600	29.3%	1,212,400	576,196	636,204	110.4%
TRACTORS
Overburden (BCY)	125,000	0	125,000	#DIV/0!	566,900	0	566,900	#DIV/0!
Interburden {BCY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Bank Cubic Yards	125,000	0	125,000	#DIV/0!	566,900	0	566,900	#DIV/0!
Rehandled Overburden (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Overburden Moved (CY)	125,000	0	125,000	#DIV/0!	566,900	0	566,900	#DIV/0!
TOTAL AREA F SOUTH
Overburden (BCY)	1,325,300	999,644	325,656	32.6%	6,409,988	5,554,470	855,498	15.4%
Interburden (BCY)	392,100	783,356	-391,256	-49.9%	3,315,832	4,623,160	-1,307,328	-28.3%
Total Bank Cubic Yards	1,717,400	1,783,000	-65,600	-3.7%	9,725,800	10,177,630	-451,830	-4.4%
Rehandled Overburden (CY)	346,700	0	346,700	#DIV/0!	2,098,375	1,601,609	496,766	31.0%
TOTAL	2,064,100	1,783,000	281,100	15.8%	11,824,175	11,779,239	44,936	0.4%
AREA E
DL 28 8750
Overburden (BCY)	559,000	0	559,000	#DIV/0!	3,195,180	1,833,920	1,361,260	74.2%
Interburden (BCY)	527,200	0	527,200	#DIV/0!	3,793,520	2,334,080	1,464,440	62.7%
Total Bank Cubic Yards	1,086,200	0	1,086,200	#DIV/0!	6,993,700	4,168,000	2,825,700	67.8%
Rehandled Overburden (CY)	457,000		457,000	#DIV/0!	1,468,074	583,520	884,554	151.6%
Total Overburden Moved (CY)	1,543,200	0	1,543,200	#DIV/0!	8,461,774	4,751,520	3,710,254	78.1%
EXCAVATOR/TRUCKS
Overburden (BCY)	110,900	0	110,900	#DIV/0!	574-,00	0 0	574,000	#DIV/0!
Interburden (BCY)	26,500	0	26,500	#DIV/0!	37,200	44,000	-6,800	-15.5%
Total Bank Cubic Yards	137,400	0	137,400	#DIV/0!	611,200	44,000	567,200	1289.1%
Rehandled Overburden (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Overburden Moved (CY)	137,400	0	137,400	#DIV/0!	611,200	44,000	567,200	1289.1%
BWE/TRUCKS
Overburden (BCY)	0	0	0	#DIV/0!	355,500	118,000	237,500	201.3%
Interburden (BCY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Bank Cubic Yards	0	0	0	#DIV/0!	355,500	118,000	237,500	201.3%
Rehandled Overburden (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Overburden Moved (CY)	0	0	0	#DIV/0!	355,500	118,000	237,500	201.3%
TRACTORS
Overburden (BCY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Interburden (BCY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Bank Cubic Yards	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Rehandled Overburden (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Overburden Moved (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
TOTAL AREA E
Overburden (BCY)	669,900	0	669,900	#DIV/0!	4,124,680	1,951,920	2,172,760	111.3%
Interburden (BCY)	553,700	0	553,700	#DIV/0!	3,835,720	2,378,060	1,457.640	61.3%
Total Bank Cubic Yards	1,223,600	0	1,223,600	#DIV/0!	7,960,400	4,330,000	3,630,400	83.8%
Rehandled Overburden (CY)	457,000	0	457,000	#DIV/0!	1,468,074	583,520	884,554	151.6%

TOTAL	1,680,600	0	1,680,600	#DIV/0!	9,426,474	4,913,520	4,514,954	91.9%

JEWETT
OVERBURDEN
July, 2007

	MONTH				YEAR TO DATE
	Actual	Budget	Variance	%	Actual	Budget	Variance	%
TOTAL DRAGLINES
Overburden (BCY)	2,933,800	3,310,200	-376,400	-11.4%	21,832,307	23,657,754	-1,825,447	-7.7%
Interburden (BCY)	1,248,300	1,542,800	-294,500	-19.1%	10,560,193	12,192,680	-1,632,487	-13.4%
Total Bank Cubic Yards	4,182,100	4,853,000	-670,900	-13.8%	32,392,500	35,850,434	-3,457,934	-9.6%
Rehandled Overburden (CY)	1,429,650	0	1,429,650	#DIV/0!	8,822,244	7,938,769	883,475	11.1%

TOTAL	5,611,750	4,853,000	758,750	15,6%	41,214,744	43,789,203	-2,574,459	-5.9%

TOTAL
EXCAVATOR/TRUCKS
Overburden (BCY)	284,000	458,438	-174,439	-38.1%	3,360,000	2,202,635	1,157,365	52.5%
Interburden (BCY)	103,400	60,561	42,839	70.7%	114,100	422,024	-307,924	-73.0%
Total Bank Cubic Yards	387,400	519,000	-131,600	-25.4%	3,474,100	2,624,659	849,441	32.4%
Rehandled Overburden (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!

TOTAL	387,400	519,000	-131,600	-25.4%	3,474,100	2,624,659	849,441	32.4%

BWE/TRUCKS
Overburden (BCY)	0	0	0	#DIV/0!	355,500	118,000	237,500	201.3%
Interburden (BCY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Bank Cubic Yards	0	0	0	#DIV/0!	355,500	118,000	237,500	201.3%
Rehandled Overburden (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!

TOTAL	0	0	0	#DIV/0!	355,500	118,000	237,500	201.3%

TOTAL TRACTORS
Overburden (BCY)	125,000	0	125,000	#DIV/0!	772,100	0	772,100	#DIV/0!
Interburden (BCY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!
Total Bank Cubic Yards	125,000	0	125,000	#DIV/0!	772,100	0	772,100	#DIV/0!
Rehandled Overburden (CY)	0	0	0	#DIV/0!	0	0	0	#DIV/0!

TOTAL	125,000	0	125,000	#DIV/0!	772,100	0	772,100	#DIV/0!

TOTAL
Overburden (BCY)	3,342,800	3,768,639	-425,839	-11.3%	26,319,907	25,978,389	341,518	1.3%
Interburden (BCY)	1,351,700	1,603,361	-251,661	-15.7%	10,674,293	12,614,704	-1,940,411	-15.4%
Total Bank Cubic Yards	4,694,500	5,372,000	-677,500	-12,6%	36,994,200	38,593,093	-1,598,893	-4.1%
Rehandled Overburden (CY)	1,429,650	0	1,429,650	#DIV/0!	8,822,244	7,936,769	883,475	11.1%

TOTAL	6,124,150	5,372,000	752,150	14.0%	45,816,444	45,531,862	-715,418	-1.5%

Virgin Ratio	9.7	11.5	-1.7	-15.0%	9.7	9.3	0.4	4.5%
Effective Ratio	12.7	11.5	1.2	10.8%	12.0	11.2	0.8	7.4%

JEWETT
PRODUCTIVITY
July, 2007
PRODUCTIVITY

	MONTH				YEAR TO DATE
	Actual	Budget	Variance	%	Actual	Budget	Variance	%
Man-hours
Craft	49,306.0	50,930.0	-1,624.0	-3.2%	347,632	348,295	-663.0	(0.002)
Contractor	18,374.0	—	18,374.0	#DIV/0!	143,341	—	143,341.0	#DIV/0!
Salaried	12,062.0	12,729.0	-667.0	-5.2%	87,062	87,047	15.0	0.000

Total	79742.0	63659.0	16083.0	25.3%	576,035	435,342	142693.0	0.328

Tons Sold/Craft M-hour	7.74	11.00	-3.26	-29.7%	7.95	11.22	-3.27	(0.292)
Tons Produced/Craft M-Hour	7.13	9.21	-2.08	-22.6%	7.75	11.90	-4.16	(0.349)

OVERBURDEN/INTERBURDEN
DL 25 8200
BCY/OP HR	1,293	2,538	(1,245.1)	-49.1%	2,326	2,574	(248.1)	(0.096)
CY/OP HR Include Rehandle	2,041	2,538	(497.1)	-19.6%	2,911	2,995.8	(85.0)	(0.028)

DL 26 8200
BCY/OP HR	1,401	2,568	(1,167.0)	-45.4%	2,330	2,605	(274.8)	(0.106)
CY/OP HR Include Rehandle	1,644	2,568	(924.4)	-36.0%	2,636	3,532.6	(896.8)	(0.254)

DL 27 8200
BCY/OP HR	2,022	2,595	(573.2)	-22.1%	1,836	2,255	(419.4)	(0.186)
CY/OP HR Include Rehandle	2,527	2,595	(67.8)	-2.6%	2,321	2,631.7	(310.8)	(0.118)

DL 28 8750
BCY/OP HR	1,762	#DIV/0!	#DIV/0!	#DIV/0!	2,126	2,729	(602.7)	(0.221)
CY/OP HR Include Rehandle	2,503	#DIV/0!	#DIV/0!	#DIV/0!	2,573	3,111.2	(538.4)	(0.173)

Excavator OB-IB
BCY/OP HR	489.1	702.2	(213.1)	-30.3%	278.3	356.2	(77.9)	(0.219)
CY/OP HR include Rehandle	489.1	702.2	(213.1)	-30.3%	278.3	356.2	(77.9)	(0.219)

BWE OB-IB
BCY/OP HR	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	669.4	106.5	562.9	5.285
CY/OP HR Include Rehandle	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	669.4	106.5	562.9	5.285

Tractors
	93.3	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!
	93.3	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!	#DIV/0!

COAL
Excavator
Tons Loaded/OP HR	353	357	(3.6)	-1.0%	2,659	414	2,244.2	5,416

EXHIBIT 14
Form of Monthly Costs Report
See attached.

Exhibit 14 — Page 1

Exhibit 14
Texas Westmoreland Coal Co.
Budget Variance Report Detail
For the Month of
March 2007

Current Month					Year To Date
Actual	Budget	Variance		Description	Actual	Budget	Variance

				TONS
				Lignite:
187.7	288.1	(100.4)	-34.8%	TWCC Tons	864.4	1,062.4	(198.0)	-18.6%
349.8	268.0	81.8	30.5%	NRG Tons	839.9	605.0	228.9	37.8%

537.5	556.1	(18.6)	-3.3%	Total Tons — Lignite	1,698.4	1,667.4	31.0	1.9%

				Stripping BCY
3,817.6	4,858.0	(1,035.4)	-21.3%	8200 Dragline	11,383.9	13,872.0	(2,488.1)	-17.9%
835.5	396.0	439.5	111.0%	8750 Dragline	2,797.9	1,8829.0	968.9	53.0%
761.5	626.0	135.5	21.6%	Mobile	2,114.0	2,168.0	(54.0)	-2.5%

5,414.6	5,875.0	(460.4)	-7.8%	Total Bank Cubic Yards	16,295.8	17,869.0	(1,573.2)	-8.8%

				Overburden Stripping:
$44.2	$33.9	10.3	30.3%	Clearing	$141.7	$101.7	40.0	39.4%
0.0	0.0	0.0	0.0	Relocations	0.0	23.0	(23.0)	-100.0%
0.0	0.0	0.0	0.0	Dozer-Overburden	0.6	0.0	0.6	100.0%
0.0	0.0	0.0	0.0	Scraper Overburden	0.0	0.0	0.0	0.0%
1,263.2	555.9	707.2	127.2%	Truck/Loader-O.B.	2,485.2	2,316.6	168.7	7.3%

1,263.2	555.9	707.2	127.2%	Total Mobile-Overburden	2,485.8	2,316.6	169.3	7.3%
1,259.9	1,010.6	249.3	24.7%	Draglines	3,304.9	3,119.6	185.3	5.9%
10.1	0.0	10.1	100.0%	BWE	161.4	191.9	(30.5)	-15.9%
0.0	0.0	0.0	0.0	Contractor	0.0	0.0	0.0	0.0%
118.4	113.1	5.2	4.6%	Pit/Surface Dewater	367.5	329.0	38.4	11.7%
71.2	130.3	(59.1)	-45.4%	OB Dewatering	335.4	384.1	(48.7)	-12.7%

189.6	243.5	(53.9)	-22.1%	Total OB Water Control	702.9	713.1	(10.2)	-1.4%
(151.3)	0.0	(151.3)	100.0%	Deferred Stripping Adj	(114.1)	0.0	(114.1)	100.0%

2,615.6	1,843.9	771.8	41.9%	Total Overburden	6,682.7	6,465.9	216.8	3.4%

				Interburden Stripping
30.1	54.9	(24.8)	-45.1%	Dozers	137.0	220.8	(83.8)	-38.0%
1.1	0.0	1.1	100.0%	Scaper	1.4	0.0	1.4	100.0%
0.1	75.5	(75.4)	-99.9%	Truck/Loader	3.6	303.6	(300.0)	-98.8%

31.4	130.4	(99.0)	-75.9%	Total Mobile-Interburden	142.0	524.4	(382.4)	-72.9%
602.1	519.4	82.8	15.9%	Draglines	2,187.8	1,603.7	584.1	36.4%
0.0	0.0	0.0	0.0	Water Control	0.0	0.0	0.0	0.0%

633.5	649.8	(16.3)	-2.5%	Total Interburden	2,329.8	2,128.1	201.7	9.5%

3,249.2	2,493.6	755.5	30.3%	Total Stripping Costs	9,012.5	8,594.1	418.5	4.9%

				Coal Production
12.8	0.0	12.8	100.0%	Testing & Analysis	13.4	0.0	13.4	100.0%
1.1	0.0	1.1	100.0%	Coal Cleaning	8.9	0.0	8.9	100.0%
234.5	253.7	(19.2)	-7.6%	Loading Lignite	764.2	760.7	3.5	0.5%
889.7	751.4	138.3	18.4%	Hauling Lignite	2,664.4	2,255.2	408.2	18.1%
158.9	221.2	(62.3)	-28.2%	Crushing & Handling	417.8	560.4	(142.6)	-25.4%
(52.9)	0.0	(52.9)	100.0%	Coal Stockpile: Def. Adj	(41.2)	0.0	(41.2)	100.0%

1,244.1	1,226.3	17.8	1.5%	Total Coal Production	3,827.5	3,577.2	250.3	7.0%

585.4	435.0	150.4	34.6%	Roads:	1,478.2	1,303.4	174.8	13.4%

257.5	172.6	84.9	49.2%	Production Supv.:	751.5	517.7	233.8	45.2%

				Engineering:
141.7	150.6	(8.9)	-5.9%	Mine Planning	395.9	455.6	(57.7)	-13.1%
79.6	142.1	(62.5)	-44.0%	Civil & Environ. Eng.	349.9	453.1	(103.2)	-22.8%

221.4	292.8	(71.4)	-24.4%	Total Engineering	745.8	908.7	(162.9)	-17.9%

				Current Reclamation:
0.0	0.0	0.0	0.0%	Engineering	0.5	0.0	0.5	100.0%
207.0	340.1	(133.1)	-39.1%	Regrade	503.0	1,080.0	(577.0)	-53.4%
0.0	(152.9)	152.9	-100.0%	Recl. Arrearage Cr.	0.0	(458.7)	458.7	-100.0%
13.4	0.0	13.4	100.0%	Topsoiling	16.3	0.0	16.3	100.0%
22.0	95.4	(73.4)	-76.9%	Revegetation	49.1	302.1	(253.0)	-83.7%
4.4	24.2	(19.8)	-81.6%	Pond Treatment	31.5	76.3	(44.7)	-58.7%
41.6	29.3	12.3	42.1%	Civil-Desilt Ponds/Div	43.2	68.3	(25.1)	-36.8%
58.9	66.5	(7.6)	-11.4%	Sediment Control	59.8	121.0	(61.2)	-50.6%

105.0	120.0	(15.0)	-12.5%	Total Erosion Control	134.4	265.5	(131.1)	-49.4%

Texas Westmoreland Coal Co.
Budget Variance Report Detail
For the Month of
March 2007

Current Month					Year To Date
Actual	Budget	Variance		Description	Actual	Budget	Variance
23.4	17.1	6.3	36.7%	Resource Monitoring	88.0	48.4	39.6	81.7%
10.6	0.0	10.6	100.0%	Well Monitoring	19.5	0.0	19.5	100.0%
9.2	40.1	(30.9)	-77.1%	HazMat Monitoring	10.8	100.2	(89.4)	-89.2%

43.2	57.3	(14.1)	-24.6%	Total Compl. Monitoring	118.4	148.7	(30.3)	-20.4%
11.0	35.4	(24.4)	-68.9%	Permint/Bonding	0.4	75.2	(74.8)	-99.4%

401.6	495.2	(93.6)	-18.9%	Total Current Recl.	822.2	1,412.8	(590.7)	-41.8%

231.3	172.0	59.3	34.5%	Post Mine Accretion	693.8	515.9	177.8	34.5%

				DD&A
69.5	147.0	(77.5)	-52.7%	Amortization	219.8	462.8	(243.0)	-52.5%
41.7	34.8	6.9	19.7%	Depletion	181.7	175.4	5.3	3.0%
388.7	298.4	90.3	30.3%	ARO Depletion	1,272.8	1,003.9	268.9	26.8%
166.6	83.6	83.0	99.4%	Depreciation	521.2	269.4	251.8	93.5%

666.5	563.8	102.8	18.2%	Total DD&A	2,195.5	1,912.4	283.1	14.8%

				Safety Administration
27.6	21.2	6.4	30.4%	Safety Administration	73.8	90.5	(16.7)	-18.5%
1.9	27.9	(26.0)	-93.3%	Training/Inspection	79.3	71.2	8.1	11.4%
101.6	98.1	3.5	3.5%	Safety Awards	105.3	108.8	(3.5)	-3.2%

131.1	147.1	(16.1)	-10.9%	Total Safety Admin.	258.4	270.6	(12.1)	-4.5%

20.3	19.0	1.3	6.9%	Purchasing	45.4	57.0	(11.5)	-20.2%

46.9	94.2	(47.3)	-50.2%	Warehousing	264.6	277.1	(12.5)	-4.5%

				Facilities:
75.6	100.8	(25.2)	-25.0%	Buildings	241.9	298.6	(56.7)	-19.0%
14.0	17.1	(3.1)	-18.3%	Security	41.9	55.1	(13.2)	-24.0%

89.6	117.9	(28.4)	-24.0%	Total Facilities	283.8	353.6	(69.9)	-19.8%

				Lands:
33.0	28.5	4.5	15.7%	Land Department	86.6	88.2	(1.5)	-1.8%
0.6	0.6	(0.0)	-0.1%	Lease Rentals/Mineral	2.1	2.1	(0.0)	0.0%
0.0	0.0	0.0	0.0%	Lease Rentals/Surface	6.7	10.0	(3.3)	-32.6%
110.7	110.7	(0.0)	0.0%	Adv. Roy-Non Recoup.	314.4	314.4	0.0	0.0%
0.0	0.0	0.0	0.0%	Right Of Way Costs	0.5	0.5	0.0	0.0%
0.1	0.0	0.1	100.0%	Filing Fees	0.1	0.0	0.1	100.0%

144.4	139.9	4.5	3.3%	Total Lands	420.4	415.1	(4.7)	-1.1%

				Royalty/Prod Tax Costs:
53.7	44.2	9.5	21.6%	Federal Reclamation	169.8	148.7	21.1	14.2%
171.5	200.0	(28.5)	-14.3%	Sales Tax	295.8	600.0	(304.2)	-50.7%

225.2	244.2	(19.0)	-7.8%	Total Production Taxes	465.6	748.7	(283.1)	-37.8%
105.3	143.9	(38.6)	-26.8%	Production Royalty	386.7	417.0	(30.3)	-7.3%
(66.5)	0.0	(66.5)	100.0%	Recoupment Cr.	(66.5)	0.0	(66.5)	100.0%
108.2	55.1	53.1	96.4%	Overriding Royalty	340.8	286.5	54.3	19.0%

147.0	199.0	(51.9)	-26.1%	Total Royalties	661.0	703.5	(42.5)	-6.0%
27.5	37.5	(10.0)	-26.6%	Property Taxes	110.0	112.5	(2.5)	-2.2%

$399.8	$480.7	(80.9)	-16.8%	Total Royalty/Prod Tax	$1,236.7	$1,564.7	(328.0)	-21.0%

20.8	42.5	(21.7)	-51.1%	Human Resources:	114.0	128.2	(14.2)	-11.1%
31.2	140.0	(108.7)	-77.7%	Information Technology	158.6	299.1	(140.5)	-47.0%
178.3	192.3	(13.9)	-7.2%	Business:	550.1	559.2	(9.2)	-1.6%
397.2	360.3	36.9	10.2%	Executive:	495.0	498.8	(3.7)	-0.8%
673.8	593.6	80.2	13.5%	Equipment Costs:	1,902.1	1,780.9	121.2	6.8%

$8,990.3	$8,178.6	$811.7	9.9%	Grand Total	$25,246.0	$24,946.5	$299.5	1.2%

				UNIT COSTS
$16.73	$14.71	$2.02	13.7%	Cost per Ton — Lignite	$14.86	$14.96	($0.10)	-0.6%
$1.28	$1.10	$0.17	15.8%	Cost per MMBTU — Lignite	$1.12	$1.12	$0.00	0.3%
$0.60	$0.42	$0.18	41.4%	Stripping Cost per BCY	$0.55	$0.48	$0.07	15.0%
$0.40	$0.29	$0.11	37.3%	Dragline Stripping $/BCY	$0.39	$0.30	$0.09	28.7%
$1.71	$1.10	$0.62	56.3%	Mobile Stripping $/BCY	$1.32	$1.40	($0.08)	-5.7%

Texas Westmoreland Coal Co.
Jewett Mine
Performance Summary
March 2007

	Month			Year To Date
	Actual	0+12 Fcst	Budget	Actual	0+12 Fcst	Budget
QUANTITIES:
Sales Tons	537.5	556.1	556.1	1698.4	1667.4	1667.4

8200 Dragline Bcy	3,817.6	4,853.0	4,853.0	11,383.9	13,872.0	13,872.0
8750 Dragline Stripping	835.5	396.0	396.0	2,797.9	1,829.0	1,829.0
Mobile Stripping	761.5	626.0	626.0	2,114.0	2,168.0	2,168.0
Total Bcy	5,414.6	5,875.0	5,875.0	16,295.8	17,869.0	17,869.0

UNIT COSTS:
Overburden Stripping:			$/Bcy
Clearing	$0.008	$0.006	$0.006	$0.009	$0.006	$0.006
Relocations
Dozer-Overburden	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000
Scraper-Overburden	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000
Truck/Loader-O.B.	$1.659	$0.888	$0.888	$1.176	$1.069	$1.069

Total Mobile-Overburden	$1.659	$0.888	$0.888	$1.176	$1.069	$1.069
Draglines	$0.271	$0.193	$0.193	$0.233	$0.199	$0.199
Pit/Surface Dewater	$0.022	$0.019	$0.019	$0.023	$0.018	$0.018
OB Dewatering	$0.013	$0.022	$0.022	$0.021	$0.021	$0.021

Total OB Water Control	$0.035	$0.041	$0.041	$0.043	$0.040	$0.040
Deferred Stripping Adj	$(0.028)	$0.000	$0.000	$(0.007)	$0.000	$0.000

Total Overburden	$0.483	$0.314	$0.314	$0.410	$0.362	$0.362

Interburden Stripping:
Dozers	$0.040	$0.088	$0.088	$0.065	$0.102	$0.102
Scraper	$0.001	$0.000	$0.000	$0.001	$0.000	$0.000
Truck/Loader	$0.000	$0.121	$0.121	$0.002	$0.140	$0.140

Total Mobile-Interburden	$0.041	$0.208	$0.208	$0.067	$0.242	$0.242
Draglines	$0.129	$0.099	$0.099	$0.154	$0.102	$0.102
Water Control	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000

Total Interbuden	$0.117	$0.111	$0.111	$0.143	$0.119	$0.119

Total Stripping Costs	$0.600	$0.424	$0.424	$0.553	$0.481	$0.481

			$/Ton

Coal Production:
Testing & Analysis	$0.024	$0.000	$0.000	$0.008	$0.000	$0.000
Coal Cleaning	$0.002	$0.000	$0.000	$0.005	$0.000	$0.000
Loading Lignite	$0.436	$0.456	$0.456	$0.450	$0.456	$0.456
Hauling Lignite	$1.655	$1.351	$1.351	$1.569	$1.353	$1.353
Crushing & Handling	$0.296	$0.398	$0.398	$0.246	$0.336	$0.336
Coal Stockpile: Def. Adj.	$(0.098)	$0.000	$0.000	$(0.024)	$0.000	$0.000

Total Coal Production	$2.315	$2.205	$2.205	$2.254	$2.145	$2.145

Roads:	$1.089	$0.782	$0.782	$0.870	$0.782	$0.782

Production Supervision:	$0.479	$0.310	$0.310	$0.442	$0.310	$0.310

Engineering:
Mine Planning	$0.264	$0.271	$0.271	$0.233	$0.273	$0.273
Civil & Environmental Eng.	$0.148	$0.256	$0.256	$0.206	$0.272	$0.272

Total Engineering	$0.412	$0.526	$0.526	$0.439	$0.545	$0.545

Current Reclamation:
Engineering	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000
Regrade	$0.385	$0.612	$0.612	$0.296	$0.648	$0.648
Reclamation Arrearage Cr.	$0.000	$(0.275)	$(0.275)	$0.000	$(0.275)	$(0.275)
Topsoiling	$0.025	$0.000	$0.000	$0.010	$0.000	$0.000
Revegetation	$0.041	$0.172	$0.172	$0.029	$0.181	$0.181

Texas Westmoreland Coal Co.
Jewett Mine
Performance Summary
March 2007

	Month			Year To Date
	Actual	0+12 Fcst	Budget	Actual	0+12 Fcst	Budget
Erosion Control	$0.195	$0.216	$0.216	$0.079	$0.159	$0.159
Compl. Monitoring	$0.080	$0.103	$0.103	$0.070	$0.089	$0.089
Permint/Bonding	$0.020	$0.064	$0.064	$0.000	$0.045	$0.045

Total Current Recl.	$0.747	$0.891	$0.891	$0.484	$0.847	$0.847

Post Mine Accretion:	$0.430	$0.309	$0.309	$0.408	$0.309	$0.309

DD&A:
Amortization	$0.129	$0.264	$0.264	$0.129	$0.278	$0.278
Depletion	$0.078	$0.063	$0.063	$0.107	$0.106	$0.106
ARO Depletion	$0.723	$0.537	$0.537	$0.749	$0.602	$0.602
Depreciation	$0.310	$0.150	$0.150	$0.307	$0.162	$0.162

Total DD&A	$1.240	$1.014	$1.014	$1.293	$1.147	$1.147

Safety Administration:
Safety Administration	$0.051	$0.038	$0.038	$0.043	$0.054	$0.054
Training/Inspection	$0.003	$0.050	$0.050	$0.047	$0.043	$0.043
Safety Awards	$0.189	$0.176	$0.176	$0.062	$0.065	$0.065

Total Safety Admin.	$0.244	$0.265	$0.265	$0.152	$0.162	$0.162

Purchasing:	$0.038	$0.034	$0.034	$0.027	$0.034	$0.034

Warehousing:	$0.087	$0.169	$0.169	$0.156	$0.166	$0.166

Facilities:
Building	$0.141	$0.181	$0.181	$0.142	$0.179	$0.179
Security	$0.026	$0.031	$0.031	$0.025	$0.033	$0.033

Total Facilities	$0.167	$0.212	$0.212	$0.167	$0.212	$0.212

Lands:
Land Department	$0.061	$0.051	$0.051	$0.051	$0.053	$0.053
Lease Rentals/Mineral	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
Lease Rentals/Surface	$0.000	$0.000	$0.000	$0.004	$0.006	$0.006
Adv. Roy-Non Recoup.	$0.206	$0.199	$0.199	$0.185	$0.189	$0.189
Right Of Way Costs	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000
Filing Fees	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000

Total Lands	$0.269	$0.252	$0.252	$0.242	$0.249	$0.249

Royalty/Prod Tax Costs:
Federal Reclamation	$0.100	$0.079	$0.079	$0.100	$0.089	$0.089
Sales Taxes	$0.319	$0.360	$0.360	$0.174	$0.360	$0.360

Total Production Taxes	$0.419	$0.439	$0.439	$0.274	$0.449	$0.449
Production Royalty	$0.196	$0.259	$0.259	$0.228	$0.250	$0.250
Recoupment Cr.	$(0.124)	$0.000	$0.000	$(0.039)	$0.000	$0.000
Overriding Royalty	$0.201	$0.099	$0.099	$0.201	$0.172	$0.172

Total Royalties	$0.274	$0.358	$0.358	$0.389	$0.422	$0.422
Property Taxes	$0.051	$0.067	$0.067	$0.065	$0.067	$0.067

Total Roy/Prod Tax Costs	$0.744	$0.864	$0.864	$0.728	$0.938	$0.938

Human Resources:	$0.039	$0.076	$0.076	$0.067	$0.077	$0.077
Information Technology:	$0.058	$0.252	$0.252	$0.093	$0.179	$0.179
Business:	$0.332	$0.346	$0.346	$0.324	$0.335	$0.335
Executive:	$0.739	$0.648	$0.648	$0.291	$0.299	$0.299
Equipment Costs:	$1.254	$1.068	$1.068	$1.120	$1.068	$1.068

Total Cost/Ton	$16.728	$14.708	$14.708	$14.865	$14.961	$14.961

EXHIBIT 15
Form of Monthly and Quarterly Variance Report
See attached.

Exhibit 15 — Page 1

Westmoreland Coal Company	Page – 1
Cost By Sub by Cat Code
As of 31
Exhibit 15

	Current	Current
	Months	Months	Budget	%	YTD	YTD	Budget	%
Description	Actuals	Budgets	Variance	Variance	Actuals	Budgets	Variance	Variance
25100 Clearing
Contract Labor	44,168.38	33,885.00	10,283.38	.30	141,721.88	101,681.00	40,040.88	.39

Total Clearing	44,168.38	33,885.00	10,283.38	.30	141,721.88	101,681.00	40,040.88	.39
25200 Relocations
Contract Labor						23,000.00	23,000.00-	1.00-

Total Relocations						23,000.00	23,000.00-	1.00-
25300 Mobile
Total Mobile
25310 Dozers
Hourly Labor (Fringe & Tax)					608.41		608.41

Total Dozers					608.41		608.41
25320 Scrapers

Total Scrapers
25330 TK/Leader
Hourly Labor (Fringe & Tax)	262,709.07	148,069.00	114,640.07	.77	466,538.25	603,779.00	137,240.75-	.23-
Contract Labor	211,548.61	24,762.00	186,786.61	7.54	273,950.56	100,970.00	172,980.56	1.71
Equipment w/Maint Labor, F&T	788,892.81	383,092.00	405,800.81	1.06	1,597,136.96	1,530,889.00	66,247.96	.04
Equipment Rental/Lease					147,611.38	80,947.00	66,664.38	.82

Total TK/Leader	1,263,150.49	55,923.00	707,227.49	1.27	2,485,237.15	2,316,585.00	168,652.15	.07
25400 Draglines
Hourly Labor (Fringe & Tax)	226,262.20	172,948.00	53,314.20	.31	634,446.24	529,680.00	104,755.24	.20
Contract Labor	1,404.38	10,890.00	9,485.62-	.87-	1,715.62	12,622.00	10,906.38-	.86-
Equipment w/Maint Labor, F&T	1,032,238.62	824,362.00	207,876.62	.25	2,664,943.68	2,570,87_.00	94,136.68	.04
Equipment Rental/Lease					3,784.56		3,784.56
Materials and Supplies		2,360.00	2,360.00-	1.00-		6,490.00	6,490.00-	1.00-

Total Draglines	1,259,905.20	1,010,560.00	249,345.20	.25	3,304,890.10	3,119,599.00	185,291.10	.06
25500 Bucketwheel- OB
Hourly Labor (Fringe & Tax)	1,006.72		1,006.72		53,206.33	57,880.00	4,673.67-	.08-
Contract Labor					26.70		26.70
Equipment w/Maint Labor, F&T	8,904.35		8,904.35		107,979.68	134,053.00	26,073.32-	.19-
Materials and Supplies	209.08		209.08		209.08		209.08

Total Bucketwheel- OB	10,120.15		10,120.15		161,421.79	191,933.00	30,511.21-	.16-
25600 Contractor- OB
Total Contractor- OB

Westmoreland Coal Company	Page – 2
Cost By Sub by Cat Code
As of 31

	Current	Current
	Months	Months	Budget	%	YTD	YTD	Budget	%
Description	Actuals	Budgets	Variance	Variance	Actuals	Budgets	Variance	Variance
25700 Drainage / water control OB
Total Drainage / water control OB
25710 Pit/Surface
Hourly Labor (Fringe & Tax)	85,052.43	79,261.00	5,791.43	.07	234,836.88	230,112.00	4,724.88	.02
Contract Labor	8,576.82	9,807.00	1,230.18-	.13-	25,559.19	28,472.00	2,912.81-	.10-
Equipment w/Maint Labor, F&T	23,482.28	18,680.00	4,802.28	.26	93,343.82	54,232.00	39,111.82	.72
Safety Supplies					7.74		7.74
Materials and Supplies	1,246.47	5,400.00	4,153.53-	.77-	13,708.14	16,200.00	2,491.86-	.15-

Total Pit/Surface	118,358.00	113,148.00	5,210.00	.05	367,455.77	329,016.00	38,439.77	.12
25720 Overburden
Hourly Labor (Fringe & Tax)	15,913.62	13,836.00	2,077.62	.15	42,474.46	41,508.00	966.46	.02
Contact labor	27,406.96	78,000.00	50,593.04-	.65-	173,281.06	233,750.00	50,468.94-	.26-
Equipment w/Maint Labor, F&T	3,112.02		3,112.02		6,603.89		6,603.89
Materials and supplies	17,622.46	30,500.00	12,877.54-	.42-	83,143.14	84,850.00	1,706.86-	.02-
Electricity	7,155.16	8,000.00	8.44.84-	.11-	29,924.14	24,000.00	5,924.14	.25

Total Overburden	71,210.22	130,336.00	59,125.78-	.45-	335,426.69	384,108.00	48,681.31-	.13-
25800 OB Drill & BI
Total OB Drill&BI

30110 Dozers- IB
Hourly Labor (Fringe & Tax)	8,479.73	14,624.00	6,144.27-	.42-	31,134.92	59,632.00	28,497.08-	.48-
Contract Labor	3,795.15	2,446.00	1,349.15	.55	10,359.42	9,973.00	386.42	.04
Equipment w/Maint Labor, F&T	17,874.41	37,836.00	19,961.59-	.53-	89,947.08	151,199.00	61,251.92-	.41-
Equipment Rental/Lease					5,542.11		5,542.11

Total Dozers- IB	30,149.29	54,905.00	24,756.71-	.45-	136,983.53	220,804.00	83,820.47-	.38-
30128 Scrapers- IB
Equipment w/Maint Labor, F&T	1,125.90		1,125.90		1,405.87		1,405.87

Total Scrapers- IB	1,125.90		1,125.90		1,405.87		1,405.87
30130 Track/Loader- IB
Hourly Labor (Fringe & Tax)	456.30	20,108.00	19,651.70-	.98-	1,695.32	81,996.00	80,300.68-	.98-
Contract Labor	107.27	3,363.00	3,255.73-	.97-	107.27	13,712.00	13,604.73-	.99-
Equipment w/Maint Labor, F&T	467.96-	52,025.00	52,492.96-	1.01-	1,767.06	207,899.00	206,131.94-	.99-
Equipment Rental/Lease					55.20		55.20

Total Truck / Loader- IB	95.61	75,496.00	75,400.39-	1.00-	3,624.85	303,607.00	299,982.15-	.99-

Westmoreland Coal Company	Page – 3
Cost By Sub by Cat Code
As of 31

	Current	Current
	Months	Months	Budget	%	YTD	YTD	Budget	%
Description	Actuals	Budgets	Variance	Variance	Actuals	Budgets	Variance	Variance
30209 Draglines- IB
Hourly Labor (Fringe & Tax)	95,038.55	89,094.00	5,944.55	.07	334,051.27	272,866.00	61,185.27	.22
Contract Labor		5,610.00	5,610.00-	1.00-	316.13	6,503.00	6,186.87-	.95-
Equipment w/Maint Labor, F&T	307,106.91	424,672.00	82,434.91	.19	1,853,449.45	1,324,355.00	529,094.45	.40

Total Draglines- IB	602,145.46	519,376.00	82,769.46	.16	2,187,816.85	1,603,724.00	584,092.85	.36
30409 Draglines

Total Draglines
35100 Test&Analy
Hourly Labor (Fringe & Tax)	585.28		585.28		841.34		841.34
Contract Labor	12,105.08		12,105.08		12,426.98		12,426.98
Materials and Supplies	115.20		115.20		115.20		115.20

Total Test&Analy	12,805.56		12,805.56		13,383.52		13,383.52
35200 Coal Cleaning
Hourly Labor (Fringe & Tax)					3,076.44		3,076.44
Equipment w/Maint Labor, F&T	1,093.94		1,093.94		5,838.25		5,838.25

Total Coal Cleaning	1,093.94		1,093.94		8,914.69		8,914.69
35400 Loading
Hourly Labor (Fringe & Tax)	70,742.50	67,237.00	3,505.50	.05	215,316.82	201,896.00	13,420.82	.07
Contract Labor	1,797.22	4,099.00	2,301.78-	.56-	4,278.72	12,309.00	8,030.28-	.65-
Equipment w/Maint Labor, F&T	161,914.50	182,351.00	20,436.50-	.11-	544,574.40	546,448.00	1,873.60-	0.00

Total Loading	234,454.22	253,637.00	19,232.78-	.08-	764,169.94	760,653.00	3,516.94	0.00
35500 Haulage
Hourly Labor (Fringe & Tax)	68,527.53	169,171.00	100,643,47-	.59-	203,039.80	508,037.00	304,997.20-	.50-
Contract Labor	161,528.45	32,471.00	129,057.45	3.97	355,275.69	97,501.00	257,774.69	2.64
Equipment w/Maint Labor, F&T	659,640.82	549,715.00	109,925.82	.20	2,104,098.00	1,650,632.00	453,466.00	.27
Equipment Rental/Lease					1,963.49		1,963.49

Total Haulage	889,696.80	751,357.00	138,339.80	.18	2,664,376.98	2,256,170.00	408,206.98	.18
35600 Crush & Hand
Hourly Labor (Fringe & Tax)	77,334.65	74,172.00	3,162.65	.04	220,911.33	218,273.00	2,638.33	.01
Contract Labor	1,210.74	51,125.00	49,914.26-	.98-	7,610.38	54,373.00	46,762.62-	.86-
Equipment w/Maint Labor, F&T	80,395.62	94,441.00	14,045.38-	.15-	189,173.89	283,254.00	94,080.11-	.33-
Equipment Rental/Lease					105.50		105.50
Materials and Supplies		1,495.00	1,495.00-	1.00-		4,485.00	4,485.00-	1.00-

Westmoreland Coal Company	Page – 4
Cost By Sub by Cat Code
As of 31

	Current	Current
	Months	Months	Budget	%	YTD	YTD	Budget	%
Description	Actuals	Budgets	Variance	Variance	Actuals	Budgets	Variance	Variance
Total Crush & Hand	158,941.01	221,233.00	62,291.99-	.28-	417,801.10	560,385.00	142,583.90-	.25-
40000 Roads
Hourly Labor (Fringe & Tax)	173,544.68	146,664.00	26,880.68	.18	449,223.51	440,389.00	8,834.51	.02
Contract Labor	18,932.52	27,651.00	8,718.48-	.32-	120,359.18	81,384.00	38,975.18	.48
Equipment w/Maint Labor, F&T	375,700.17	240,671.00	135,029.17	.56	835,609.36	722,665.00	112,944.36	.16
Equipment Rental/Lease	5,050.00-		5,050.00-		11,163.02		11,163.02
Materials and Supplies	17,464.29	18,105.00	640.71-	.04-	48,735.39	53,115.00	4,379.61-	.08-
Electricity	4,821.53	1,950.00	2,871.53	1.47	13,323.58	5,850.00	7,473.58	1.28
Freight					175.04-		175.04-

Total Roads	585,413.19	435,041.00	150,372.19	.35	1,478,239.00	1,303,403.00	174,836.00	.13
45000 Prod Superv
Hourly Labor (Fringe & Tax)	122,258.29	28,611.00	93,647.29	3.27	228,770.44	85,833.00	142,937.44	1.67
Supervisor Labor (Fringe & Tax)	115,423.27	127,860.00	12,436.73-	.10-	361,290.66	383,580.00	22,289.34-	.06-
Contract Labor	1,955.78	7,500.00	5,544.22-	.74-	61,347.55	22,500.00	38,847.55	1.73
Equipment w/Maint Labor, F&T	7,314.90		7,314.90		71,447.30		71,447.30
Equipment Rental/Lease		1,500.00	1,500.00-	1.00-		4,500.00	4,500.00-	1.00-
Safety Supplies	3,347.62		3,347.62		8,902.74		8,902.74
Materials and Supplies	5,047.34	4,900.00	147.34	.03	14,285.61	14,700.00	414.39-	.03-
Electricity	1,916.06	1,520.00	796.06	.71	4,560.59	3,360.00	1,200.59	.36
Other	239.47	1,066.00	826.53-	.78-	892.54	3,198.00	2,305.46-	.72-

Total Prod Superv	257,502.73	172,557.00	84,945.73	.49	751,497.43	517,671.00	233,826.43	.45
50100 Mine Plan
Hourly Labor (Fringe & Tax)	20,700.59	23,423.00	2,722.41-	.12-	54,216.58	70,269.00	16,052.42-	.23-
Supervisor Labor (Fringe & Tax)	90,168.93	94,404.00	4,235.07-	.04-	263,758.32	283,212.00	19,453.68-	.07-
Contract Labor	28,320.08	29,258.00	937.92-	.03-	70,587.73	96,974.00	26,386.27-	.27-
Materials and Supplies	357.57	1,460.00	1,102.43-	.76-	2,436.40	3,060.00	623.60-	.20-
Other	2,195.04	2,100.00	95.04	.05	4,948.92	2,100.00	2,848.92	1.36

Total Mine Plan	141,742.21	150,645.00	8,902.79-	.06-	395,947.95	455,615.00	59,667.05-	.13-
50200 Civil Engineering
Supervisor Labor (Fringe & Tax)	4,271.13	68,673.00	64,400.87-	.94-	154,722.22	206,016.00	51,293.78-	.25-
Contract Labor	27,697.89	12,629.00	15,068.89	1.19	42,603.02	59,611.00	17,007.98-	.29-
Materials and Supplies	741.70	615.00	126.70	.21	759.32	6,845.00	6,085.68-	.89-
Legal	2,321.94	5,500.00	3,178.06-	.58-	17,101.74	16,500.00	601.74	.04
Other	44,575.73	54,700.00	10,124.27-	.19-	134,679.13	164,100.00	29,420.87-	.18-

Westmoreland Coal Company	Page – 5
Cost By Sub by Cat Code
As of 31

	Current	Current
	Months	Months	Budget	%	YTD	YTD	Budget	%
Description	Actuals	Budgets	Variance	Variance	Actuals	Budgets	Variance	Variance
Total Civil Engineering	79,608.39	142,116.00	62,507.61-	.44-	349,865.43	453,072.00	103,206.57-	.23-
53100 Engineering
Contract Labor					475.00		475.00

Total Engineering					475.00		475.00
53200 Regrading
Hourly Labor (Fringe & Tax)	41,931.24	45,338.00	3,406.76-	.05-	91,863.33	131,626.00	39,762.67-	.30-
Contract Labor	43,281.20	85,722.00	42,440.80-	.50-	102,777.29	302,272.00	199,494.71-	.66-
Equipment w/Maint Labor, F&T	121,790.84	100,277.00	21,513.84	.21	244,866.34	291,127.00	46,260.66-	.16-
Equipment Rental/Lease		48,151.00	48,151.00-	1.00-	63,383.50	139,793.00	76,409.50-	.55-
Safety Supplies					80.07		80.07
Materials and Supplies		60,588.00	60,588.00-	1.00-	27.24	215,220.00	215,192.76-	1.00-

Total Regrading	207,003.28	340,076.00	133,072.72-	.39-	502,997.77	1,080,038.00	577,040.23-	.53-
55210 Topsoiling
Hourly Labor (Fringe & Tax)	5,419.32		5,419.32		6,963.77		6,963.77
Contract Labor					316.13		316.13
Equipment w/Maint Labor, F&T	7,992.38		7,992.38		9,068.09		9,068.09

Total Topsoiling	13,411.70		13,411.70		16,347.99		16,347.99
55300 Revegetation
Contract Labor	15,480.99	71,535.00	56,054.01-	.78-	38,324.48	226,575.00	188,250.52-	.83-
Materials and Supplies	6,504.98	23,845.00	17,340.02-	.73-	10,769.14	75,525.00	64,755.86-	.86-

Total Revegetation	21,985.97	95,380.00	73,394.03-	.77-	49,093.62	302,100.30	253,006.38-	.84-

55400 Erosion control
Total Erosion control
55410 Ero ctrl- Pond Treat
Hourly Labor (Fringe & Tax)					153.02		153.02
Contract Labor	4,401.90	2,800.00	1,601.90	.57	8,607.99	8,400.00	207.99	.02
Materials and Supplies		21,384.00	21,384.00-	1.00-	22,758.95	67,860.00	45,101.05-	.66-

Total Ero ctrl- Pond Treat	4,401.90	24,184.00	19,782.10-	.82-	31,519.96	76,260.00	44,740.04-	.59-
55420 Civil- Desilt Ponds
Contract Labor	41,629.74	23,820.00	17,809.74	.75	43,151.73	51,820.00	8,668.27-	.17-
Materials and Supplies		3,480.00	3,480.00-	1.00-		10,440.00	10,440.00-	1.00-
Electricity		2,000.00	2,000.00-	1.00-		6,000.00	6,000.00-	1.00-

Total Civil- Desilt Ponds	41,629.74	29,300.00	12,329.74	.42	43,151.73	68,260.00	25,108.27-	.37-

Westmoreland Coal Company	Page – 6
Cost By Sub by Cat Code
As of 31

	Current	Current
	Months	Months	Budget	%	YTD	YTD	Budget	%
Description	Actuals	Budgets	Variance	Variance	Actuals	Budgets	Variance	Variance
55430 Sediment Control- Base Recl
Contract Labor	58,932.86	29,000.00	29,932.86	1.03	59,531.24	83,500.00	23,968.76-	.29-
Materials and Supplies		37,500.00	37,500.00-	1.00-	227.55	37,500.00	37,272.45-	.99-

Total Sediment Control- Base Recl	58,932.86	66,500.00	7,567.14-	.11-	59,758.79	121,000.00	61,241.21-	.51-
55501 Resource Monitoring- Base Recl
Hourly Labor (Fringe & Tax)	444.44		444.44		1,041.89		1,041.89
Contract Labor	21,267.57	16,049.00	5,218.57	.33	74,630.15	47,147.00	27,503.15	.58
Materials and Supplies	1,722.83	1,100.00	622.83	.57	11,326.31	1,300.00	10,026.31	7.71
Electricity					1,006.13		1,006.13

Total Resource Monitoring- Base Recl	23,434.84	17,149.00	6,285.84	.37	88,024.48	48,447.00	39,577.48	.82
55502 Well Monitoring- Base Recl
Contract labor	10,576.57		10,576.57		19,543.57		19,543.57

Total Well Monitoring- Base Recl	10,576.57		10,576.57		19,543.57		19,543.57
55503 HazMat Monitoring- Base Recl
Hourly Labor (Fringe & Tax)	294.70		294.70		294.70		294.70
Contract Labor	7,335.18	39,013.00	31,677.82-	.81-	2,911.08	91,947.00	89,035.92-	.97-
Materials and Supplies		1,100.00	1,100.00-	1.00-	2,653.87	8,300.00	5,646.13-	.68-
Legal	1,557.83		1,557.83		4,903.47		4,903.47
Other					50.00		50.00

Total HazMat Monitoring- Base Recl	9,187.71	40,113.00	30,925.29-	.77-	10,813.12	100,247.00	89,433.88-	.89-
55310 Permit/Bonding
Contract Labor	4,557.79	20,925.00	16,367.21-	.78-	7,361.46-	48,725.00	56,086.46-	1.15-
Materials and Supplies		750.00	750.00-	1.00-		2,250.00	2,250.00-	1.00-
Legal	2,750.40	3,750.00	999.60-	.27-	2,750.40	12,250.00	9,499.60-	.78-
Other	3,700.00	10,000.00	6,300.00	.63-	5,040.00	12,000.00	6,960.00-	.58-

Total Permit/Bonding	11,008.19	35,425.00	24,416.81	.69-	428.94	475,225.00	74,796.06-	.99-
55610 Final Pit
Hourly Labor (Fringe & Tax)	15,487.39	123,959.00	108,481.61-	.88-	118,796.75	257,657.00	138,860.25-	.54-
Supervisor Labor (Fringe & Tax)	39,945.62		39,945.62		39,945.62		39,945.62
Contract Labor	89,756.54	47,236.00	42,520.54	.90	188,304.01	100,640.00	87,664.01	.87
Equipment w/Maint Labor, F&T	8,892.74	291,911.00	283,018.26-	.97-	354,039.57	597,417.00	243,377.43-	.41-

Westmoreland Coal Company	Page – 7
Cost By Sub by Cat Code
As of 31

	Current	Current
	Months	Months	Budget	%	YTD	YTD	Budget	%
Description	Actuals	Budgets	Variance	Variance	Actuals	Budgets	Variance	Variance
Equipment Rental/Lease		44,693.00	44,693.00-	1.00-	31,294.51	123,829.00	92,534.49-	.75-
Materials and Supplies	42.66	8,835.00	8,792.34-	1.00-	42.66	27,863.00	27,820.34-	1.00-

Total Final Pit	154,124.95	516,644.00	362,519.05-	.70-	732,423.12	1,107,406.00	374,982.88-	.34-
55620 Facil Remov
Total Facil Remov

55630 Res Monit
Contract Labor	4,098.94		4,098.94		10,148.44		10,148.44
Materials and Supplies	6,485.14-		4,685.14-		42,500.00-		42,500.00-

Total Res Monit	2,386.20-		2,386.20-		32,351.56-		32,351.56-
55640 Engineering
Supervisor Labor (Fringe & Tax)	62,473.85		62,473.85		62,473.85		62,473.85
Contract Labor					20,497.96		20,497.96

Total Engineering	62,473.85		62,473.85		82,953.81		82,953.81
55650 Regrading
Hourly Labor (Fringe & Tax)	1,330.64		1,330.64		3,388.59		3,388.59
Contract Labor	47,920.67		47,920.67		207,339.17		207,339.17
Materials and Supplies	10,008.61		10,008.61		44,274.35		44,274.35

Total Regrading	59,259.92		59,259.92		255,002.11		255,002.11
55660 Revegetation
Contract Labor	48,978.88	162,388.00	113,409.12-	.70-	112,191.30	342,116.00	229,924.20-	.67-
Materials and Supplies	30,355.07	158,120.00	127,764.93-	.81-	31,816.48	188,905.00	157,688.52-	.83-
Other					500.00		500.00

Total Revegetation	79,333.95	320,508.00	241,174.05-	.75-	144,508.28	531,021.00	386,512.72-	.73-
55670 Permit Bonding
Contract Labor	815.00		815.00		11,049.86		11,049.86

Total Permit/Bonding	815.00		815.00		11,049.86		11,049.86
55700 Accretion
Total Accretion
56100 Final Pit

Total Final Pit
56300 D, D, & A
Amortization	69,546.16	147,006.00	77,459.84-	.53-	219,768.17	462,767.00	242,998.83-	.53-
Depletion	41,671.07	34,800.00	6,871.07	.20	181,734.41	176,400.00	5,334.41	.03

Westmoreland Coal Company	Page – 8
Cost By Sub by Cat Code
As of 31

	Current	Current
	Months	Months	Budget	%	YTD	YTD	Budget	%
Description	Actuals	Budgets	Variance	Variance	Actuals	Budgets	Variance	Variance
ARO Depletion	388,724.45	298,394.00	90,330.45	.30	1,272,753.24	1,003,873.00	268,880.24	.27

Total D, D, & A	499,941.68	480,200.00	19,741.68	.04	1,674,255.82	1,643,040.00	31,215.82	.02
60058 Safety Admin
Supervisor Labor (Fringe & Tax)	19,920.51	17,088.00	2,832.51	.17	56,580.81	51,264.00	5,316.81	.10
Contract Labor	1,734.62	1,825.00	90.38-	.05-	2,635.28	10,075.00	7,439.72-	.74-
Safety Supplies	2,910.75	1,950.00	960.75	.49	5,368.74	17,800.00	12,431.26-	.70-
Materials and Supplies	196.49	100.00	96.49	.96	3,807.99	7,850.00	4,042.01-	.51-
Other	2,852.95	212.00	2,640.95	12.46	5,419.94	3,556.00	1,863.94	.52

Total Safety Admin	27,615.32	21,175.00	6,440.32	.30	73,812.76	90,545.00	16,732.24-	.18-
69100 Training/Insp
Hourly Labor (Fringe & Tax)	19,839.79	72,556.00	2,716.21-	.12-	62,994.14	65,504.00	2,909.86-	.04-
Contract Labor	19,325.27-		19,325.27-		14,346.06		14,346.06
Materials and Supplies					631.05		631.05
Other	1,350.00	5,295.00	3,945.90-	.75-	1,350.00	5,295.00	3,945.00-	.75-

Total Training/Insp	1,864.52	27,851.00	25,986.48-	.93-	79,321.25	71,199.00	8,122.25	.11
60200 Awards
Other	101,589.56	98,110.00	3,479.56	.04	105,313.24	108,830.00	3,516.76-	.03-

Total Awards	101,589.56	98,110.00	3,479.56	.04	105,313.24	108,830.00	3,516.76-	.03-
65100 Purchasing
Supervisor Labor (Fringe & Tax)	23,970.24	20,102.00	3,868.24	.19	65,898.61	60,306.00	5,592.61	.09
Contract Labor		1,500.00	1,500.00-	1.00-		4,500.00	4,500.00-	1.00-
Materials and Supplies		300.00	300.00-	1.00-	205.92	1,100.00	894.03-	.81-
Discounts	3,667.39-	3,000.00-	667.39-	.22	13,266.99-	9,000.00-	4,286.99-	.48
Price Adjustments	179.80-		179.80-		7,621.34-		7,621.34-
Other	140.65	50.00	90.65	1.81	241.01	50.00	191.01	3.82

Total Purchasing	20,263.70	18,952.00	1,311.70	.07	45,437.21	56,956.00	11,518.79-	.20-
65200 Warehousing
Hourly Labor (Fringe & Tax)	49,540.15	47,151.00	2,389.15	.05	146,063.91	141,453.00	4,610.91	.03
Supervisor Labor (Fringe & Tax)	12,104.52	12,608.00	503.48-	.04-	37,588.55	37,824.00	235.45-	.01-
Equipment Rental/Lease	125.00	125.00			383.44	375.00	8.44	.02
Materials and Supplies		275.00	275.00-	1.00-	7.90	1,425.00	1,417.10-	.99-
Freight	24,177.81	25,000.00	822.19-	.03-	76,535.34	75,004.00	1,535.34	.02
Hot Shot Fees	2,791.63	5,000.00	2,208.37-	.44-	12,938.38	15,000.00	2,061.62-	.14-
Restocking Fees	633.56	1,000.00	366.44-	.37-	2,631.15	3,000.00	368.85-	.12-

Westmoreland Coal Company	Page – 9
Cost By Sub by Cat Code
As of 31

	Current	Current
	Months	Months	Budget		%		YTD	YTD	Budget		%
Description	Actuals	Budgets	Variance		Variance		Actuals	Budgets	Variance		Variance
Inventory Adjustments	37,956.22-	3,000.00	40,956.22-		13.65	-	8,727.50-	3,000.00	11,727.50-		3.91-
Price Adjustments	427.00		427.00				427.00		427.00
Other	4,940.80-		4,940.80-				3,251.61-		3,251.61-

Total Warehousing	46,902.65	94,159.00	47,256.35-		.50	-	264,596.56	277,077.00	12,480.44-		.05-
66100 Buildings
Hourly Labor (Fringe & Tax)	6,506.03	10,829.00	4,322.97-		.40	-	17,600.36	32,481.00	14,886.64-		.46-
Supervisor Labor (Fringe & Tax)	9,482.60	7,996.00	1,486.60		.19		26,107.49	23,981.00	2,119.49		.09
Contract Labor	12,225.32	21,000.00	8,774.68-		.42	-	46,171.79	68,000.00	21,828.21-		.32-
Equipment w/Maint Labor F&T	5.01-		5.01-				79.35		79.35
Safety Supplies	20.18		20.18				26.99		26.99
Materials and Supplies	3,019.12	6,275.00	3,255.88	-	.52	-	20,696.10	21,275.00	578.90	-	.03	-
Electricity	44,372.87	54,743.00	10,370.13-		.19	-	131,214.76	151,979.00	20,764.24-		.14-
Other								850.00	850.00-		1.00-

Total Buildings	75,621.11	100,843.00	25,221.89-		.25	-	241,896.84	298,579.00	56,682.16-		.19-
66200 Security
Contract Labor	12,988.83	15,989.00	3,000.17-		.19	-	38,966.49	43,967.00	5,000.51-		.11-
Materials and Supplies							166.73	7,800.00	7,633.27-		.98-
Other	968.39	1,100.00	131.61-		.12	-	2,723.41	3,340.00	576.59-		.17-

Total Security	13,957.22	17,039.00	3,131.78-		.18	-	41,856.63	55,067.00	13,210.37-		.24-
69100 Lands Department
Supervisor Labor (Fringe & Tax)	30,518.56	26,198.00	4,320.56		.16		82,011.80	78,594.10	3,417.80		.04
Materials and Supplies	235.00	100.00	135.00		1.35		267.00	2,500.00	2,233.00-		.89-
Legal	1,939.73	2,000.00	60.27-		.03	-	3,017.22	6,000.00	2,982.78-		.50-
Other	341.78	250.00	91.78		.37		1,309.52	1,060.00	249.52		.24

Total Lands Department	33,035.07	28,548.00	4,487.07		.16		86,605.54	88,154.00	1,548.46-		.02-
69200 Lease rentals / Mineral
Other	593.56	594.00	.44-		0.00		2,094.36	2,095.00	.64-		0.00

Total Lease rentals / Mineral	593.56	594.00	.44-		0.00		2,094.36	2,095.00	.64-		0.00
69300 Lease rentals / Surface
Other							6,717.74	9,974.00	3,256.26-		.33-

Total Lease rentals / Surface							6,717.74	9,974.00	3,256.26-		.33-
69500 Adv Royalties non recoup
Other	110,717.79	110,718.00	.21-		0.00		314,413.20	314,413.00	.20		0.00

Westmoreland Coal Company	Page – 10
Cost By Sub by Cat Code
As of 31

	Current	Current
	Months	Months	Budget	%	YTD	YTD	Budget	%
Description	Actuals	Budgets	Variance	Variance	Actuals	Budgets	Variance	Variance
Total Adv. Royalties non recoup	110,717.79	110,718.00	.21-	0.00	314,413.20	314,413.00	.20	0.00
69600 Right of Way Cost
Other					500.00	500.00

Total Right of Way Cost					500.00	500.00
69800 Filing fees
Other	60.00		60.00		99.00		99.00

Total Filing Fees	60.00		60.00		99.00		99.00
70120 Federal Reclamation
Other	53,745.10	44,200.00	9,545.10	.22	169,836.30	148,700.00	21,136.30	.14

Total Federal Reclamation	53,745.10	44,200.00	9,545.10	.22	169,836.30	148,700.00	21,136.30	.14
70160 Sales Taxes
Other	171,474.94	200,000.00	28,525.06-	.14-	295,809.71	600,000.00	304,190.29-	.51-

Total Sales Taxes	171,474.94	200,000.00	28,525.06-	.14-	295,609.71	600,000.00	304,190.29-	.51-
70230 Royalties Private
Other	105,328.05	143,901.00	38,572.95-	.27-	386,707.18	417,041.00	30,333.82-	.07-

Total Royalties Private	105,328.05	143,901.00	38,572.95-	.27-	386,707.18	417,041.00	30,333.82-	.07-
70231 Royalties Private
Other	66,469.40-		66,469.40-		66,469.40-		66,469.40-

Total Royalties Private	66,469.40-		66,469.40-		66,469.40-		66,469.00-
70240 Overriding Royalties
Other	108,181.70	55,080.00	53,101.70	.96	340,788.80	286,480.00	54,308.80	.19

Total Overriding Royalties	108,181.70	55,080.00	55,101.70	.96	340,788.80	286,480.00	54,308.80	.19
70300 Property Taxes
Other	27,532.84	37,500.00	9,967.16-	.27-	109,998.64	112,500.00	2,501.36-	.02-

Total Property Taxes	27,532.84	37,500.00	9,967.16-	.27-	109,998.64	112,500.00	2,501.36-	.02-

Westmoreland Coal Company	Page – 11
Cost By Sub by Cat Code
As of 31

	Current	Current
	Months	Months	Budget	%	YTD	YTD	Budget	%
Description	Actuals	Budgets	Variance	Variance	Actuals	Budgets	Variance	Variance
120110 HR
01 Hourly Labor (Fringe & Tax)		1,347.00	1,347.00-	1.00-	175.00	4,041.00	3,866.00-	.96-
04 Supervisor Labor (Fringe & Tax)	26,754.23	24,245.00	2,509.23	.10	78,395.08	72,735.00	5,660.08	.08
24 Materials and Supplies		450.00	450.00-	1.00-	463.45	1,350.00	880.55-	.66-
54 Legal	14,565.06-	6,000.00	20,565.06-	3.43-	20,412.47	18,000.00	2,412.47	.13
55 Outside Services	4,130.00	6,130.00	2,000.00-	.33-	7,524.94	18,390.00	10,865.06-	.59-
80 Other	4,484.42	4,351.00	133.42	.03	7,016.30	13,713.00	6,696.70-	.49-

	20,803.59	42,523.00	21,719.41-	.51-	113,987.24	128,229.00	14,241.76-	.11-
120115 IT
04 Supervisor Labor (Fringe & Tax)	24,847.99	21,283.00	3,564.99	.17	64,727.62	63,849.00	878.62	.01
16 Equipment Rental/Lease
24 Materials and Supplies	627.49	9,858.00	9,230.51-	.94-	46,034.73	61,626.00	15,391.27-	.25-
55 Outside Services	904.89	102,313.00	101,408.11-	.99-	25,770.00	160,727.00	134,957.00-	.84-
56 Communications	4,239.39	3,180.00	1,559.39	.49	15,663.97	9,541.00	6,123.97	.64
80Other	89.95	3,320.00	3,230.05-	.97-	6,384.86	3,320.00	3,064.86	.92

	31,209.71	139,954.00	107,744.29-	.78-	158,581.18	299,061.00	140,480.82-	.47-
120120 Business (acctg)
01 Hourly Labor (Fringe & Tax)
04 Supervisor Labor (Fringe & Tax)	65,900.38	69,187.00	3,286.62-	.05-	209,648.79	307,561.00	2,087.79	.01
16 Equipment Rental/Lease	8,384.93	8,999.00	614.07-	.07-	9,332.67	10,317.00	984.33-	.10-
24 Materials and Supplies	6,822.71	5,000.00	1,822.71	.36	19,693.42	15,000.00	4,693.42	.31
48 Discounts
54 Legal
55 Outside Services	6,775.29	6,746.00	29.29	0.00	31,617.34	18,383.00	13,229.34	.72
56 Communications	1,249.05	300.00	949.05	3.16	3,433.70	3,100.00	333.70	.11
60 Insurance	93,037.22	92,890.00	147.22	0.00	279,111.66	278,670.00	441.66	0.00
64 Internal Expense	5,091.49	5,098.00	6.51-	0.00	15,274.47	15,294.00	19.53-	0.00
68 Interest Income	4,409.06-		4,409.06-		14,446.80-		14,446.80-
72 Other Inc/Deductions	8,994.30-		8,994.30-		15,603.81-		15,603.81-
80 Other	4,479.69	4,050.00	429.69	.11	11,995.98	10,900.00	1,095.98	.10
88 Depreciation	166,603.08	83,555.00	83,048.08	.99	521,237.08	269,399.00	251,838.08	.93

	344,940.48	275,825.00	69,115.48	.25	1,071,294.50	828,629.00	242,655.50	.29
120150 Executive
01 Hourly Labor (Fringe & Tax)

Westmoreland Coal Company	Page – 12
Cost By Sub by Cat Code
As of 31

	Current	Current
	Months	Months	Budget	%	YTD	YTD	Budget	%
Description	Actuals	Budgets	Variance	Variance	Actuals	Budgets	Variance	Variance
04 Supervisor Labor (Fringe & Tax)	92,721.10	48,257.00	44,464.10	.92	164,637.74	144,771.00	19,366.74	.14
24 Materials and Supplies		350.00	350.00-	1.00-		1,050.00	1,050.00-	1.00-
54 Legal	15,576.36	1,000.00	14,576.36	14.38	17,576.36	8,000.00	9,576.36	1.20
55 Outside Services		2,500.00	2,500.00-	1.00-	55.10	7,500.00	7,444.90-	.99-
76 Donations	550.00	2,020.00	1,470.00-	.73-	1,763.50	5,560.00	3,796.50-	.68-
80 Other	3,709.14	6,193.00	2,483.85-	.40-	26,293.97	31,875.00	5,581.03-	.18-
99 Parent Co Overhead	284,684.66	300,040.00	15,315.34-	.05-	284,684.66	300,000.00	15,315.34-	.05-

	397,241.26	360,320.00	36,921.26	.10	495,011.33	498,756.00	3,744.67-	.01-
120195 Equip Cost (Maint)
04 Supervisor Labor (Fringe & Tax)	121,325.86	137,746.00	16,420.14-	.12-	408,693.59	413,238.00	4,544.41-	.01-
12 Equipment w/Maint Labor, F&T	552,315.43	455,879.00	96,436.43	.21	1,493,216.59	1,367,637.00	125,579.59	.09
80 Other

	673,641.29	593,625.00	80,016.29	.13	1,901,910.18	1,780,875.00	121,035.18	.07

Grand Totals	9,316,672.72	1,996,712.00	319,960.72	.04	25,900,905.33	26,527,731.00	626,825.67-	.02-

Texas Westmoreland Coal Co.
Capital Status Report
For the Month of March, 2007

Work	Project			Actuals		Authorized	2007	Amount
Order	Number	Status	Description	Current Month	Year to Date	Amount	Budget	Anticipated
TCN Capital Projects:
25336	07-01	✓	Enbridge 8” Pipeline	$32,400	$32,400	$50,000	85,000	50,000
25339	07-02	✓	Magellan 16” Pipeline	$0	$3,500	50,000	50,000	50,000
25340	07-03	✓	Boom Support Ropes – 8200	$60,435	$63,075	78,000	78,000	78,000
25341	07-04	✓	BWE Capital Repairs	$0	$0	300,000	300,000	300,000
25342	07-05	✓	Cable Tractor	$0	$53,858	58,000	58,000	58,000
25343	07-06	✓	DL Bucket-8200	$0	$0	643,000	643,000	643,000
25344	07-07	✓	DL Bucket-8750	$0	$0	750,000	750,000	750,000
25345	07-08	✓	Dozer GPS Guidance (2)	$0	$0	$115,000	115,000	115,000
25346	07-09	✓	Dragline Prod. Monitor-DL27	$1,197	$1,197	$150,000	150,000	150,000
25347	07-10	✓	Dragline Capital Repairs	$162,856	$241,636	1,344,000	1,344,000	1,344,000
25348	07-11	✓	Engine Replacements	$301,542	$545,656	2,148,228	2,148,228	2,148,228
25349	07-12	✓	Light Vehicles	$77,153	$77,153	356,000	356,000	356,000
25350	07-13	✓	Purchase Used Water Truck	-$16,771	$148,809	240,000	240,000	240,000
25351	07-14	✓	Replace Boom/Serice Truck	$17,957	$17,957	200,000	200,000	200,000
25352	07-15	✓	Swing Beaing 5130	$0	$0	125,000	125,000	125,000
25353	07-16	✓	Tools & Small Equipment	$0	$1,969	51,750	51,750	51,750
25354	07-17	✓	SurvCADD	$0	$0	58,000	58,000	58,000
25355	07-18	✓	Replace Plotter	$0	$0	9,000	9,00	9,000

			Subtotal – Budgeted	$636,769	$1,187,209	$6,725,978	$6,760,978	$6,725,978

Non-Budget / Carryover Projects:
19375	06-02	✓	Sediment Pond 035	$40,590	$977,601	745,220	745,220	745,220
19376	06-03	✓	D04-F diversion/Access Rd	$6,980	($187,238)	(219,745)	(219,745)	(219,745)
19377	06-04	✓	D02 Buff Diversion	$0	($506)	16,930	16,930	16,930
19379	06-06	✓	F-4 Haul Road	$128,598	$218,709	395,200	395,200	395,200
19381	06-11	✓	FM39 ROW Docs	$0	$0	97,170	97,170	97,170
19382	06-12	✓	FM Reloc Design	$23,545	$89,015	152,240	152,240	152,240
19390	06-19	✓	DL Repairs	$66,000	$66,000	206,000	206,000	206,000
34435	07-19	✓	Purchase Used Forklift	$23,500	$23,500	23,500	0	23,500

			Subtotal Non-Budget	$289,212	$1,187,081	$1,416,515	$1,393,015	$1,416,515

			TGN TOTAL	$925,982	$2,374,290	$8,142,493	$8,153,993	$8,142,493

Status Codes:
y	AAFE Written

✓	AFE Approved

%	Project Complete

TWCC Variance Analysis
For the Year-To-Date and Month Ending
March 31, 2007
Actual vs. Budget:
Current Month: March 2007
Sales Tons - 537K actual tons vs. 556K budget tons, 19K or 0% under budget.
March actual quality was 6,549 vs. budget of 6,669 with deliveries totaling 7.04 TBtu vs. 7.417 TBtu budget. The customer requested additional tons be delivered earlier in the quarter. NRG’s outage schedule for March was changed from the 1st and 3rd weeks to the 1st and 2nd weeks of January. Total sales were to remain as planned for the 1st quarter. Rainfall for the month was 5.4 inches greater than the historical average.
Sales Revenues - $8.5M vs. $8.9M Budget, $.4M under budget or 5%.
$-368.9K was due to decreased Btu’s delivered,
$-89.5 K was due to decreased Special Management Fee, resulting from reduced BTU’s.
$55.4K was due to increased Surcharge, resulting from a higher than budget index.
Production revenue for 2007 is $.98/MMBtu rather than $1.00 as previously used. The $.02/MMBtu reduction will continue until the reduction yields $1.82M for production royalties on NRG leases. The special management fee (SMF) is $.115/MMBtu or $.01 greater than last year. Both of these assumptions were used in the budget.
Cost of Sales: was $838K greater than budget or 14%.
Diesel fuel costs were $148K below budget, with average monthly pricing of $1.86/gallon vs. budget of $2.20. Electricity costs for the month were on budget. As planned the BWE system did not operate this month.
Dragline stripping was $332K over budget or 22%. All (4) machines operated during the month. The three 8200 draglines exceeded planned hours by 56-hours while the 8750 machines, which was budgeted to operate part of the month, actually operated 270 hours more than plan.
There were no major dragline outages during the month for any of the 8200 draglines. DL28 was down 21 hours to change out a bucket.
Mobile Stripping was $608K over budget or 89%. Equipment in this category operated 3,718 more hours than plan or 71%. The mobile fleet was scheduled to perform post mine reclamation activities but changes to production planning required the system to stay in operations.
Deferred expense was $204K less than budget. $151.3K in the stripping category and $53K decrease in lignite handling due to an increase in stockpile tons. Total inventory increased from 105K to 182K tons, while stockpile inventory increased from 33K to 59K tons. The budget anticipated a constant level in the stockpile.
Lignite Handling was $70K over budget or 6%. Hauling costs account for $138K of the overage and is due primarily to 324 additional hauler hours. Equipment O&M costs were 20% greater than budget. Tire costs continue to be an issue. Lignite crushing was $49K less than budget or 22%. The crusher was down 22 hours to install new scale idlers.
Road Maintenance was $150K greater than budget or 35%. Increased equipment costs ($135K) were the bulk of the increase. A total of 1,494 additional hours were used during the month. 521 additional grader hours and 322 additional end dump hours make up the bulk of the overage.

Current Reclamation was $193K under budget or 44%, The mobile fleet was busy during the month performing stripping and a small amount of capital related activities. This delayed regrade activity will be forecasted into future months. Revegetation costs were under budget $73K due to cold and rainy weather. These funds will also be utilized later in the year.
DD&A - $666.5K vs. $563.8K Budget, $103K over budget or 18%. Depletion costs were $97K over budget primarily due to increase in the ARO rate related to increased liability/asset at the beginning of the year. Depreciation and amortization was $6K over budget due to changes in capital costs and timing.
SG&A - $636K vs. $734K Budget, $98K under budget or 2%. Informational services account for $109K of this variance. Outside services totaling $101K related to Minescape and PeopleSoft soft maintenance agreements were not billed as planned.
Income Tax - $-185K vs. $264K Budget, $449K under budget or 170% due to decreased pretax net income of -$1.2M.
Year-To-Date: March 2007
Safety - At the end of March, the mine completed another quarter without a lost time accident. A total of approximately 1,865,000 hours has been accumulated to date. On June 2nd the mine will break their previous no lost time accident record of 951 days.
Sales Tons - 1,698K actual tons vs. 1,667K budget tons, 30K or 2% over budget.
Year to date quality was 6,607 vs. budget of 6,672 with deliveries totaling 22.44 TBtu vs. 22.25 TBtu budget. The customer requested additional tons be delivered earlier in the quarter. NRG’s outage scheduled for March was changed from the 1st and 3rd weeks to the 1st and 2nd weeks of January. Total sales were to remain as planned for the quarter. Rainfall for the year was 5.8 inches greater than the historical average.
Sales Revenues - $26.8M vs. $26.9M Budget, $81K under budget or .3%. $+190.3K was due to increased Btu’s delivered,
$-43.9 K was due to decreased Special Management Fee, resulting from reduced sales in December of last year. The special management fee (SMF) is only recognizable as revenue when the cash is received from our customer. A portion of the reduced SMF is due to less carryover from December 2006 than plan.
$227.8K was due to decreased Surcharge, resulting from a lower than budget index. Shortly after the budget was prepared the index began a steady decline.
Production revenue for 2007 is $.98/MMBtu rather than $1.00 as previously used for 2006. The $.02/MMBtu reduction will continue until the decrease yields $1.82M for production royalties on NRG leases. It is currently estimated that this reduced rate will continue throughout the year. The special management fee (SMF) is $.115/MMBtu or $.01 greater than last year. Both of these assumptions were used in the budget.
Cost of Sales: was $334K greater than budget or 1.7%.
Diesel fuel costs were $454K below budget, with average year-to-date pricing of $1.81/gallon vs. budget of $2.20. Electricity costs for the year were $37K over budget. The BWE system continues to be utilized only when necessary and has accumulated only 531 hours and is $31K or 16% over budget. Utilization of the BWE system will be curtailed for the remainder of the year.
Dragline stripping was $769K over budget or 16%. The 8200 draglines operated 210 hours less than plan. DL27 experienced a 2 week unplanned outage to change out pendant lines that failed earlier than anticipated. The 8750 operated 760 more hours than plan. These additional hours were utilized to increase lignite inventories. Actual inventory at the end of the quarter was 182K tons while the budget called for an inventory of 574K. 1,000 additional dozer hours were used than budget. These dozers are primarily used in aid of the dragline and in the construction of pit ramps. The increased equipment hours added $474K to the costs.

The 8750 suffered an unanticipated wire rope failure which increased maintenance costs an additional $109K.
Mobile Stripping was $213K under budget or 8%. Equipment in this category operated 1,285 fewer hours than plan or 6%. The mobile fleet was scheduled to perform post mine reclamation activities but changes to production planning required the system to stay in operations. A box-cut in F-South was opened a month and a half later than planned due to permitting delays. The F-4 haulroad construction was delayed into 2007 due to a change in scope concerning final approval to changes to the Pond 35 embankment. The mobile fleet utilized 6,700 hours assisting with reimbursable capital construction activities during the quarter.
Deferred Lignite expense was $155.3K less than budget. This is a decrease of $114.1 in the stripping category and $41.2K in lignite handling due to increased stockpile tons. Total inventory increased from 155.5K to 182K tons, while stockpile inventory increased from 39.5K to 59.4K tons. The budget anticipated a constant level in the stockpile.
Lignite Handling was $291K over budget or 8%. Hauling costs account for $408K of the overage and is due primarily to 1,215 additional hauler hours. The bulk of these hours was due to a 1.5 mile longer haul from area F-North due to the permitting delay mentioned above. Equipment O&M costs were 27% greater than budget or $453K. Tire costs continue to be an issue. Lignite crushing was $129K less than budget or 23%. A total of 621 additional equipment hours has been experienced above budget. Some of these hours are attributable to the additional stockpile activity.
Road Maintenance was $175K greater than budget or 13%. Additional equipment costs of $113K were the bulk of the increase. 3,075 additional equipment hours were used during the quarter. 1000 of those hours were end dumps and dozers made up an additional 1,315 hours. Not included in the above hours were 1,005 fewer water truck hours.
Maintenance Support was $121.3 greater than budget or 7%. Support equipment costs are $676K greater than budget or 83% while the maintenance other category is $555.5 less than budget or 58%. The maintenance support category is made up all the equipment that supports the production machines. These categories include pumps, cranes, fuel trucks, light plants, electrical systems to name a few. Activity in this cost group is extremely difficult to interpret. Plans are being discussed to categorize costs in such a manner that the review will be simplified.
Current Reclamation was $813K under budget or 59%. The regrade activity was $577.0K under budget or 53%. The catch-up activity performed last year has allowed us to utilize the equipment in other production areas for a short duration. Dozers that were assigned to this task have been temporarily reassigned. This delayed regrade activity wiil be forecasted into future months. Revegetation costs were under budget $253K due to weather. These funds will also be utilized later in the year.
DD&A - $2,195K vs. $1,912K Budget, $283K over budget or 15%. Depletion costs were $274K over budget primarily due to increase in the ARO rate related to increased liability/asset at the beginning of the year. Depreciation and amortization was $9K over budget due to changes in capital costs and timing.
SG&A - $1,325K vs. $1,480K Budget, $156K under budget or 11%. Informational services accounts for $140K of this variance. Outside services totaling $101K related to Minescape mine planning and PeopleSoft software maintenance agreements were not billed as planned. The PeopleSoft costs are being accumulated at corporate and will be passed down at a later date.
Income Tax - $577K vs. $718K Budget, $141K under budget or 20% due to decreased pretax net income of -$370K.

Exhibit 16
NORTHWESTERN RESOURCES CO.
Jewett, Texas
(903) 626-5485
INFORMATION PROVIDED TO JEWETT MINE
PERCENTAGE LEASES ROYALTY OWNERS REGARDING
CALCULATION OF ROYALTIES UNDER PERCENTAGE LEASES
IN CONNECTION WITH ROYALTY PROPOSAL
August 3, 1992

August 3, 1992
INFORMATION PROVIDED TO JEWETT MINE
PERCENTAGE LEASES ROYALTY OWNERS REGARDING
CALCULATION OF ROYALTIES UNDER PERCENTAGE LEASES
IN CONNECTION WITH ROYALTY PROPOSAL
1.	Some of the lignite or coal leases included in the Jewett Mine provide for payment of royalties based upon a percentage of the price for which Northwestern Resources Co. (“NWR”) sells at the mine the lignite produced from those leases. For ease of reference those leases are generally referred to as “Percentage Leases.” The wording of the particular royalty provisions in the leases varies to some extent.

2.	At the Jewett Mine (“Mine”) NWR mines the lignite and sells it to Utility Fuels, Inc. (“UFI”) pursuant to the terms of a Lignite Supply Agreement dated August 29, 1979. That agreement provides for, among other things, the price paid NWR by UFI at the Mine. The price for the lignite sold by NWR to UFI is based upon costs to produce and deliver the lignite incurred by NWR plus certain fees. UFI takes delivery of the lignite at the Mine, transports the lignite by conveyor approximately one mile to the Limestone Generating Plant (“Power Plant”) owned by Houston Lighting & Power Company (“HL&P”), further crushes the lignite, stockpiles the lignite as necessary, maintains and operates the transportation and handling equipment and delivers and sells the lignite at the Power Plant to HL&P pursuant to the terms of a Lignite Supply Agreement dated October 8, 1985. HL&P burns the lignite in the Power Plant to generate electricity for sale to HL&P’s customers. The sales delivery point between NWR and UFI is near the boundary of the Mine. The sales delivery point between UFI and HL&P is at the Power Plant.

3.	UFI and HL&P are wholly owned subsidiaries of Houston Industries Incorporated (“HII”). NWR is owned by the Montana Power Company, and is not affiliated with UFI, HL&P or HII.

4.	UFI owns the transportation and handling equipment referred to in paragraph 2 hereinabove. NWR is not involved in those transportation and handling activities, and NWR does not include in its sales price to UFI any amounts relating to such equipment or UFI’s operation and maintenance of the equipment. The price UFI charges HL&P for the lignite at the Power Plant is based upon UFI’s costs to obtain, transport and handle the lignite plus certain fees. UFI includes in its costs the expenses incurred in the operation and maintenance of the transportation and handling equipment, an annual amount that over time will return to UFI the cost of the transportation and handling equipment, and a return on the investment of UFI in the handling equipment.

5.	NWR uses mining equipment and facilities in conducting the mining operations at the Mine. Most of that mining equipment and facilities are owned by UFI, not by NWR. UFI made the investment in the equipment and facilities. In determining its lignite price to HL&P, UFI also includes in its costs, an annual amount that over time will return to UFI the cost of the mining equipment and facilities, and a return on the investment of

August 3, 1992
UFI in the mining equipment and facilities. The price NWR charges UFI at the Mine for the lignite is based upon NWR’s costs to produce and deliver the lignite to UFI plus certain fees. NWR does not include in its cost of producing and delivering the lignite to UFI any amount for return of or return on the investment made by UFI in the mining equipment and facilities. NWR leases the mining equipment and facilities from UFI and pays UFI a rental of $1 per year.

6.	NWR does include in its cost of producing and delivering lignite to UFI the royalties and overriding royalties paid by NWR to the lignite lessors and to others.

7.	The methodology employed by NWR in the past for the calculation of royalties owed to royalty owners under Percentage Leases is described in Exhibit “A” hereof. This methodology is sometimes referred to hereinafter as the “Current Methodology.” NWR believes that the Current Methodology is a correct method to calculate royalties owed under Percentage Leases, and that continued use of such methodology in the future would be appropriate. Under the Current Methodology, the prices upon which royalties are paid do not include amounts based upon the following:
(i)	the return of and the return on UFI’s investment in the mining equipment and facilities used by NWR at the Mine;

(ii)	the royalties and overriding royalties paid by NWR to the lessors and to others;

(iii)	the return of and the return on UFI’s investment in the transportation and handling facilities used to move the lignite from the Mine to the Power Plant, and to handle the lignite;

(iv)	the operation and maintenance expenses associated with the transportation and handling equipment referred to in “(iii)” above.
     You are cautioned that the amounts used in Exhibit “A” are illustrative only and that the actual amounts may vary substantially depending upon a number of factors.
8.	Despite NWR’s belief that the Current Methodology is wholly appropriate and fulfills the royalty payment obligations under the Percentage Leases, certain royalty owners have in the past filed lawsuits challenging the production royalty payments made by NWR under Percentage Leases. NWR and UFI were named as Defendants in all of the lawsuits and HL&P and HII were also named as Defendants in three of the lawsuits. While NWR and the other Defendants have disagreed with all such challenges, the Defendants settled each of the cases in order to avoid further litigation.

9.	Only one of the lawsuits referred to in paragraph 8 above was tried. That was the case styled International Screening Products Corp. v. Houston Industries, Incorporated, Houston Lighting & Power Company, Utility Fuels, Inc., and Northwestern Resources Co., and that case was tried to a jury in the District Court of Brazoria County, Texas, 149th Judicial District, in Angleton, Texas during the period May 26, 1992 through June 4, 1992. On June 5, 1992 the jury returned a verdict in favor of the Plaintiff and against NWR on several issues. The jury’s verdict was favorable to the. remaining Defendants –

August 3, 1992
UFI, HL&P and HII. Subsequent to that trial, NWR and the other Defendants settled the International Screening case, and an agreed judgment was entered by the Court. That judgment vacated and set aside the jury verdict. In settling this case all of the Defendants denied liability, and all of the parties settled, thereby avoiding further litigation.

10.	Since the trial of the International Screening case, NWR has received inquiries from some of the Jewett Mine Percentage Lease royalty owners. NWR recognizes that some royalty owners under Percentage Leases who have not actually challenged NWR’s royalty payments or royalty payment methodology might do so. Desiring to avoid further litigation over such royalty payments, if a reasonable basis can be achieved, NWR is willing to take action to avoid any such disputes by entering into appropriate agreements with certain Percentage Lease royalty owners. The types of these agreements are discussed hereinafter in paragraph 12. For ease of reference hereinafter, these agreements are sometimes collectively referred to as the “Royalty Proposal.”

11.	The Percentage Lease royalty owners to whom this Royalty Proposal will be made available will include the following:
(i)	certain royalty owners whose Percentage Leases have already been mined;

(ii)	royalty owners whose Percentage Leases are currently being mined; and

(iii)	royalty owners whose Percentage Leases have not yet been mined.
With respect to royalty owners identified in (i) and (ii), the Royalty Proposal provides that with respect to royalty payments for production which has already occurred, additional payments would be made only with respect to production for which royalty was due and payable on or after August 1, 1988. Royalty owners who have already settled with NWR would not be eligible for any payments pursuant to the Royalty Proposal.
12.	The basic elements of the Royalty Proposal (discussed in detail hereinafter) are as follows:
(i)	for past production NWR will pay to the royalty owners additional sums of money for royalties as specified hereinafter (that is, in addition to the amounts already received by the royalty owners);

(ii)	for future production (both as to leases on which some production has already occurred and as to leases on which no production has yet occurred) NWR will enter into amendments of the Percentage Leases specifying the methodology to be employed in calculating royalties on production, if any, which occurs in the future; and

(iii)	the royalty owners would be required to execute releases and other documentation acceptable to NWR, UFI, HL&P and HII, protecting them from any further claims by the royalty owners who accept the Royalty Proposal.

August 3, 1992
This Royalty Proposal can be accepted only by royalty owners who execute the agreements and documents required by NWR.
13.	On Exhibit “B” hereof (which is included for illustration purposes only) NWR has set forth the methodology which NWR would utilize for calculating royalties under Percentage Leases (hereinafter the “Revised Methodology”) with respect to production which has already occurred and with respect to production which occurs in the future. For production which has already occurred, NWR will pay interest at the rate of 6% per annum (simple) calculated as appropriate from the dates on which royalty payments were due under each Percentage Lease.
     In calculating royalties pursuant to the Revised Methodology NWR will perform the accounting to determine the price for lignite from each lease according to generally accepted accounting principles to generate the data included in the Revised Methodology. The application of generally accepted accounting principles involves certain discretionary decisions that may affect the amount of royalties to be paid. This data and all related calculations will be available for review by the Percentage Lease royalty owner according to the audit provisions of the lease agreements.
     In Section II of Exhibit “B” a comparison is made between the elements included in the royalty calculation based upon the Current Methodology and those included based upon the Revised Methodology. Under the Revised Methodology the royalty owner receives additional amounts based upon the following:
(i)	the return of and the return on UFI’s investment in the mining equipment;

(ii)	the royalties and overriding royalties paid by NWR to the lessors and to others; and

(iii)	for additional amounts attributable to production which has already occurred, 6% per annum (simple) interest, calculated as appropriate from the dates on which royalty payments were due under the Percentage Leases.
14.	NWR calls to the particular attention of royalty owners the following facts regarding the Revised Methodology which NWR is offering as part of the Royalty Proposal:
(i)	royalties paid pursuant to the Revised Methodology are calculated differently in some respects than the royalty underpayment determined by the jury in the International Screening case — that is to say, the per ton royalty which can be derived from the royalty underpayment determined by the jury exceeds the per ton royalty provided for in the Revised Methodology (if that methodology were applied to the production involved in the case);

(ii)	while the Revised Methodology assumes, for settlement purposes, that certain amounts are added to the price for royalty calculation purposes to reflect UFI’s return of and return on its investment in the mining equipment and facilities, this assumption does not alter the fact that NWR’s price charged to UFI does not and will not actually include payments to NWR attributable to such return on and

August 3, 1992
return of UFI’s investment in mining equipment and facilities, and NWR will not receive any such payments;

(iii)	no monies will be paid based upon claims for fraud or claims of any nature other than for additional royalties based upon proper application of the royalty provisions of the leases and interest as herein provided;

(iv)	with respect to lease amendments affecting future production, royalties will be paid in accordance with the amendments, if any; to the extent and when there is production; if no production occurs from the lease, no production royalties will be paid; and

(v)	The obligations of NWR to use the revised methodology to calculate percentage royalties will be subject to the Lignite Supply Agreement remaining in effect upon substantially the same terms and NWR or its successor or assignee continuing as operator of the Mine.
15.	NWR is making the Royalty Proposal to certain other Jewett Mine royalty owners. Royalty owners whose lignite has already been produced and who do not agree to the Royalty Proposal will not receive any additional monies from NWR. Royalty owners whose production occurs in the future and who do not agree to the Royalty Proposal will not receive any additional monies from NWR and they will be paid in the future (if, to the extent and when production occurs) based upon the Current Methodology.

16.	In several places this Royalty Proposal contains discussion of estimates of costs, prices, amounts and timing of production and/or amounts of royalty payments. Such estimates are included for illustration purposes only and no royalty owner should assume that the actual results will be the same as those reflected in the estimates. For example, any references to estimated amounts of future production of lignite are not intended to represent and do not represent, assurances by NWR that any production or any particular amount of production will actually occur in the future from particular leases. By further way of example, NWR is not able at this time to predict with accuracy the costs of production it will experience in mining operations in future months and years and which will be included in the price used to calculate production royalties. The purpose of this paragraph 16 is to emphasize to each royalty owner that estimates used in this Royalty Proposal are to be used for illustration purposes only and are not to be viewed by royalty owners as representations, assurances or guarantees.

17.	The offer reflected in this Royalty Proposal shall remain open for acceptance by royalty owners to whom the offer is made for a period of thirty (30) days after the date on which each royalty owner receives the offer. The offer shall not remain open beyond this thirty (30) day period for any royalty owners unless NWR agrees in writing with particular royalty owners to extend the time during which the offer can be accepted. NWR reserves the right to extend the time during which this offer can be accepted by some royalty owners, while not extending the time to others.

August 3, 1992
18.	For each Percentage Lease NWR will provide to the royalty owner upon request the following information:
(i)	historical data on payments, if any, already made under the lease for advance and/or production royalties;

(ii)	NWR’s current estimate of the tons of production from the lease if the lease is produced in the future;

(iii)	a lease specific comparison of the results of applying the Current Methodology and the Revised Methodology to the particular lease situation (understanding that for future royalties only estimates are available);

(iv)	the Lignite Supply Agreement between NWR and UFI, dated August 29, 1979;

(v)	the Lignite Supply Agreement between UFI and HL&P, dated October 8, 1985;

(vi)	the Construction and Operation Agreement between NWR and UFI, dated December 17,1985 (effective July 1,1983); and

(vii)	other appropriate information requested by the royalty owners in connection with their consideration of this Royalty Proposal.
19.	NWR is prepared to meet with the Percentage Leases royalty owners and/or their representatives, as appropriate, on an expedited basis.

Exhibit “A”
August 3, 1992
Northwestern Resources Co.

		Current
		Methodology
		$/ton
Tons sold -example lease (000’s) 100

Cost of lignite sold
- 10.2a	Production	$6,198
- 10.2c	Production taxes	$0.100
- 10.2d	Genera!	$0.938
- 10.3a	Post mine reclamation	$0.290
- 10.3b	Rentals, advance royalties	$0.086
- 10.3c	Relocations	$0.139
- 10.3d	Ad valorem taxes	$0.076
- 10.3e	Compliance	$0.471
- 10.3f	insurance	$0.061

- 10.4	Dedication fee	$1.703
- 10.5	Management fee	$1.561

	subtotal (A) (C)	$11.623

- 10.2b	royalties (B)	$0.697

	Total	$12.320

	Estimated royalty due ($000’s)	$70

Notes:

(A)	For illustration purposes cost shown are based on 1991 data.

(B)	For illustration purposes royalties are calculated at 6%.

(C)	Costs are categorized per the Lignite Supply Agreement between NWR and UFI.

Exhibit “B”
Schedule 1
August 3, 1992
Northwestern Resources Co.

		Revised
		Methodology
		$/ton
Tons sold — example lease (000’s) 100

Cost of lignite sold

- 10.2a	Production	$6.198
- 10.2c	Production taxes	$0.100
- 10.2d	General	$0.938
- 10.3a	Post mine reclamation	$0.290
- 10.3b	Rentals, advance royalties	$0.086
- 10.3c	Relocations	$0.139
- 10.3d	Ad valorem taxes	$0.076
- 10.3e	Compliance	$0.471
- 10.3f	Insurance	$0.061

- 10.4	Dedication fee	$1.703
- 10.5	Management fee	$1.561

subtotal (A) (C)		$11.623

Return of investment (D)		$1.890
Return of investment (D)		$3.060

subtotal		$16.573

- 10.2b royalties (B)		$0.994
royalty on a royalty (B)		$0.060

subtotal		$1.054

New grand total		$17.627

Estimated royalty due ($000’s)		$105

Notes:

(A)	For illustration purposes cost shown are based on 1991 data.

(B)	For illustration purposes royalties are calculated at 6%.

(C)	Costs are categorized perthe Lignite Supply Agreement between NWR and UFI.

(D)	Costs are categorized perthe Lignite Supply Agreement between UFI and HL&P.

Exhibit “B”
Schedule 2
August 3, 1992
Northwestern Resources Co.

		Current	Revised
		Methodology	Methodology
Tons sold		yes	yes

Cost of lignite sold

- 10.2a	Production	yes	yes
- 10.2c	Production taxes	yes	yes
- 10.2d	General	yes	yes
- 10.3a	Post mine reclamation	yes	yes
- 10.3b	Rentals, advance royalties	yes	yes
- 10.3c	Relocations	yes	yes
- 10.3d	Ad valorem taxes	yes	yes
- 10.3e	Compliance	yes	yes
- 10.3f	Insurance	yes	yes
- 10.4	Dedication fee	yes	yes
- 10.5	Management fee	yes	yes

subtotal (A)		yes	yes

Mining Equipment & Facilities:
Return of investment (B)		no	yes
Return on investment (B)		no	yes
Subtotal
- 10.2b	Royalty	yes	yes
	Royalty on a royalty	no	yes
Subtotal

New grand total

(A)	Costs are categorized per the Lignite Supply Agreement between NWR and UFI.

(B)	Costs are categorized per the Lignite Supply Agreement between UFI and HL&P.

EXHIBIT 17
Cost Incentive Adjustment Sample Calculations
See attached.
Exhibit 17 — Page 1

Exhibit 17
Cost Incentive Adjustment (Annual)
LSA Section 7.4(a)
Bonus/Penalty Calculation

LSA Section
Item	Reference		Amount	Units	notes
Calculation Input
Volume Delivered, Actual	7.4(a)(iii)		8,850,000	tons	actual tons delivered
Mine Cost, Actual	7.2		[******]	$s	see agreement section 7.2 for the scope of included costs
Volume Delivered, Approved Original	5.4		6,650,000	tons	tons approved for delivery in the original aop
Annual Operation Plan (AOP)
Mine Cost, Approved Revised AOP	5.4 or 5.6		[******]	$s	this is the approved revised AOP
Charge to NRG Owned Inventory			[******]	$s	parts inventory re-stock added to approved AOP
Work Scope Adjustments, Net	7.4(a	)(i)	[******]	$s	work scope adjustments are calculated on a separate worksheet
Commodity Adjustments Net	7.4(a	)(ii)	[******]	$s	commodity adjustments are calculated on a separate worksheet
Fee Adjustment Basis (FAB) AOP	7.4(a	)(i)	[******]	$s	add the net work scope adjustment $s to the approved aop cost

Penalty Calculation
Mine cost as % of FAB AOP Cost	7.4(a)(iii)		102.0%	%	the actual mine cost divided by the fab aop
Penalty Threshold, Actual Mine Cost as of % of FAB AOP	7.4(a)(iii)		103.0%	%	the 103% threshold referenced in the agreement
Penalty Applies?	7.4(a)(iii)		no		is the saline cost more than 103% of the fab aop?
Penalty Threshold	7.4(a)(iii)		[******]	$s	multiply the fab aop $s by the 103% threshold referenced above
Mine Costs Applicable to Penalty	7.4(a)(iii)		[******]	$s	the actual cost less the penalty threshold
Delivered Volume	7.4(a)(iii)		na	Tons	the actual volume delivered
Mine Cost applicable to Penalty per Delivered Ton	7.4(a)(iii)		[******]	$s/Ton	use mine cost applicable to penalty divied by the actual volume delivered
One-half of Applicable Mine Cost	7.4(a)(iii)		[******]	$s/Ton	one-half of the line above
per Delivered Ton
Penalty Limit per Delivered Ton	7.4(a)(iii)		[******]	$s/Ton	this is fixed at [****] per ton per the agreement
Applicable Penalty per Delivered Ton	7.4(a)(iii)		[******]	$s/Ton	the lesser of the one-half share of the penalty limit
Penalty	7.4(a)(iii)		[******]	$s	the penalty amount, if any

Bonus Calculation
FAB AOP Cost as % of Mine Cost	7.4(a)(iii)		98.0%	%	the fab aop divided by the actual inline cost

LSA Section
Item	Reference	Amount	Units	notes
Bonus Threshold, FAB AOP as % of Actual Mine Cost	7.4(a)(iii)	103.0%	%	the 103% threshold referenced in the agreement
Bonus Applies?	7.4(a)(iii)	no		is the fab aop more than 103% of mine cost?
Bonus Threshold	7.4(a)(iii)	[******]	$s	divide the fab aop $s by the 103% threshold referenced above
Mine Cost Applicable to Bonus	7.4(a)(iii)	[******]	$s	the bonus threshold less the actual cost
Applicable Volume	7.4(a)(iii)(A)&(B)	na	Tons	less of actual volume delivered or approved AOP volume
Mine Cost Applicable to Bonus per Applicable Ton	7.4(a)(iii)	[******]	$s/Ton	the mine cost applicable to bonus divided by the applicable volume
One-half of Applicable Mine Cost per Applicable Ton	7.4(a)(iii)	[******]	$s/Ton	one-half of the line above
Bonus Limit per Applicable Ton	7.4(a)(iii)	[******]	$s/Ton	this is fixed at [****] per ton per the agreement
Applicable Bonus per Applicable Ton	7.4(a)(iii)	[******]	$s/Ton	the lesser of the one-half share or the bonus limit
Bonus	7.4(a)(iii)	[******]	$s	the bonus amount, if any
Total, Bonus or Penalty
Bonus or (Penalty)	7.4(a)(iii)	[******] Indicates input	$s

Cost Incentive Adjustment (Annual)
LSA Section 7.4(a)
Mining Work Scope Adjustments

		Approved AOP, per Section 5.4, 5.5 and/or 5.6			Actual
							Excess or
Function or Item	Measurement Units	Units	Cost	Cost per Unit	Units	Project Cost	(Shortfall)	Adjustment
			($s)	($s per Unit)				($s)
Overburden Stripping	BCY	83,600,000	[******]	[******]	82,000,000		[******]	[******]
Sub Accounts:
Clearing
Relocations
Overburden
Dewatering
Pit/Surface
Dewatering
Dragline Stripping
Mobile Stripping

Coal Production	Tons	6,856,000	[******]	[******]	6,656,000
Sub Accounts:
Test and Analysis
Coal Cleaning
Loading
Hauling
Crushing

Maintenance	Equipment Hours	380,000	[******]	[******]	370,000		[******]
Sub Accounts:
Road Maintenance
Support Equipment
Maintenance
General
Maintenance

Reclamation	Acres	500	[******]	[******]	450		[******]	[******]
Sub Accounts:
Regrading

		Approved AOP, per Section 5.4, 5.5 and/or 5.6			Actual
							Excess or
Function or Item	Measurement Units	Units	Cost	Cost per Unit	Units	Project Cost	(Shortfall)	Adjustment
			($s)	($s per Unit)				($s)
Revegetation
Erosion Control —
Current
Final Pit
Facility Removal
Erosion Control -
Post Mine Mgmt.
Compliance
(Permitting, Monitoring, Hazmat Monitoring, Sediment Control, Pond Treatment, Hay Production)

Warehouse Inventory	$		[******]	[******]		[******]	[******]	[******]
(Change to NRG Owned Inventory)
Capital Projects
Pond 36	% Completion	100	[******]	[******]	60	[******]	[******]	[******]
Construction
Light Vehicles	# Purchased	15	[******]	[******]	14	[******]	[******]	[******]
Dragline Bucket	% Completion	100	[******]	[******]	100	[******]	[******]	[******]
Motor Grader	% Completion	100	[******]	[******]	90	[******]	[******]	[******]
Replacement
Administration	% Completion	100	[******]	[******]	0	[******]	[******]	[******]
Building Roof

Mining Work Scope								[******]
Adjustments
			Indicates input

Cost Incentive Adjustment (Annual)
LSA Section 7.4(a)
Commodity Adjustments

	Approved AOP, per Section 5.4, 5.5, and/or 5.6					Actual				Commodity Adjustment
Commodity	Units	Measurement Units	Cost	Cost per Unit	Index	Units	Cost	Cost per Unit	Index	Units	Cost per Unit	Adjustment
			($s)	($s per Unit)			($s)	($s per Unit)			($s per Unit)	($s)
Electricity	80,000,000	kWh	[******]	[******]		79,000,000	[******]	[******]		80,000,000	[******]	[******]
Diesel	6,000,000	gallons	[******]	[******]		6,400,000	[******]	[******]		6,000,000	[******]	[******]

Tires	See Exhibit # 18 Example 2,7.4 (a(iii)(B)											[******]
Steel	See Exhibit # 18,7.4 (a)(iii)(C)											[******]
											Total	[******]
indicates input

Exhibit 18
Certain Escalation Adjustments
Section 7.3 Management Fee Inflation Adjustment
Section 7.3 of the LSA provides for the Management Fee to be escalated annually by the percent change in the GDP-IPD as provided in this Exhibit 18.
“GDP-IPD” shall mean the Gross Domestic Product-Implicit Price Deflator index as first published as the advance number by the U.S. Department of Commerce, Bureau of Economic Analysis (base period of 2000= 100). The Management Fee shall be escalated annually by the percent change in the GDP-IPD index from a Fourth Quarter 2007 first published index value as compared to the Fourth Quarter index value for the Year prior to the Year to be adjusted. The percent change in GDP-IPD shall be rounded to the nearest third decimal point. The resulting escalated Management Fee shall be rounded to the nearest second decimal point. No percent adjustment shall be less than zero.
For example, where the following GDP-IPD index figures are hypothetical only:
Fourth Quarter 2007 First Published Index Value =121
Fourth Quarter 2011 First Published Index Value = 140
Base 2008 Management Fee = [****] per Ton
Therefore, to calculate the escalated Management Fee effective on January 1, 2012:
(140 /121 ) = 1.157 * [****] = [****] per Ton

Section 7.4(a)(iii)(B) Tire Budget Adjustment
Section 7.4(a)(iii)(B) of the LSA provides for a Tire Budget to be adjusted for actual costs for the purpose of calculating Cost Incentive Adjustments, with an example calculation provided for guidance in this Exhibit 18.
All resulting dollar amounts shall be rounded to the nearest second decimal point.
Example 1. Calculation of Tire Budget Adjustment
All figures and category designations below are hypothetical

Assume 2009 AOP Tire Budget as Follows
Category 1 — 50 units of R49 X 27.00 tires at budgeted cost of [******] per tire	= [******]
Category 2 — 20 units of R51 X 33.00 tires at budgeted cost of [******] per tire	= [******]
Category 3 — 20 units of R49 X 24.00 tires at budgeted cost of [******] per tire	= [******]

Total 90 units of tires budgeted at average cost of [******] per tire	= [******]

Actual 2009 AOP Tire Costs as Follows
Category 1 — 50 units of R49 X 27.00 tires at actual cost of [******] per tire	= [******]
Category 2 — 20 units of R51 X 33.00 tires at actual cost of [******] per tire	= [******]
Category 3 — 20 units of R49 X 24.00 tires at actual cost of [******] per tire	= [******]

Total 90 units of tires budgeted at average cost of [******] per tire	= [******]

No variance in units of tires purchased versus 2009 AOP Tire Budget.
Therefore, adjusted 2009 AOP Tire Budget = [******]
Example 2. Calculation of Tire Budget Adjustment
All figures and category designations below are hypothetical

Assume 2009 AOP Tire Budget as Follows
Category 1 — 50 units of R49 X 27.00 tires at budgeted cost of [******] per tire	= [******]
Category 2 — 20 units of R51 X 33.00 tires at budgeted cost of [******] per tire	= [******]
Category 3 — 20 units of R49 X 24.00 tires at budgeted cost of [******] per tire	= [******]

Total 90 units of tires budgeted at average cost of [******] per tire	= [******]

Actual 2009 AOP Tire Costs as Follows
Category 1 — 60 units of R49 X 27.00 tires at actual cost of [******] per tire	= [******]
Category 2 — 30 units of R51 X 33.00 tires at actual cost of [******] per tire	= [******]
Category 3 — 20 units of R49 X 24.00 tires at actual cost of [******] per tire	= [******]

Total 110 units of tires budgeted at average cost of [******] per tire	= [******]
Example 2. Calculation of Tire Budget Adjustment (Continued)
Allowed variance from Tire Budget units = +/-10% (without Change Order or other agreement) 90 units in Tire Budget * 1.100% = 99 units allowed
99 units * [******] average per tire = [******]
Therefore, adjusted 2009 AOP Tire Budget = [******]

Section 7.4(a)(iii)(C) Steel Budget Adjustment
Section 7.4(a)(iii)(C) of the LSA provides for a Steel Budget to be adjusted for inflation for the purpose of calculating Cost Incentive Adjustments, with an example calculation provided for guidance in this Exhibit 18.
The percent change in the indices and assumed inflation rates shall be rounded to the nearest third decimal point and the resulting dollar amounts shall be rounded to the nearest second decimal point.
Example Calculation of Steel Budget Adjustment
All figures below are hypothetical

1.	2009 AOP Steel Budget

(A) Budgeted Wear Component Costs	= [******] * 70%	= [******]
(B) Budgeted Parts Costs	= [******] * 50%	= [******]

(C) 2009 AOP Steel Budget	= (A) + (B)	= [******]

2.	2009 AOP Inflation Rate Used to Adjust Steel from 2008 Dollars = 3.000%. Expected 2009 Average Steel Index implied by 2009 AOP = 103.

3.	Steel Index Value as of July 2008 = 100 (2009 AOP Base Steel Index Value)

4.	Actual Quarterly Steel Index Values for 2009

First Quarter Index Value	= 101
Second Quarter Index Value	= 103
Third Quarter Index Value	= 106
Fourth Quarter Index Value	= 107

Average 2009 Change in Steel Index Value	= 104.25

5.	Calculation of Percentage Adjustment Ratio to 2009 Steel Budget

(D) Average 2009 Steel Index Value	= 104.25
(E) 2009 AOP Steel Index	= 103.00

(F) Adjustment Ratio for 2009 AOP ((D) / (E))	= 1.012

6.	Calculate Adjustment to 2009 Steel Budget

(G) 2009 AOP Steel Budget (C)	= [******]
(H) Adjusted Ratio (F)	= 1.012

(I) 2009 Adjusted Steel Budget = (G) * (H)	= [******]

EXHIBIT 19
Equipment Maintenance Schedule
See attached.
Exhibit 19 — Page 1

Exhibit 19
2007 Equipment Component Replacement Forecast
Section 22 Existing Equipment and Assets
Section 22 of the LSA provides that TWCC agrees that all maintenance of Mine equipment, whether such equipment is owned or leased by TWCC, owned by NRG, will be conducted in accordance with the forecasted maintenance schedule attached to this LSA as Exhibit 19. Along with forecasted component replacements for the period of September 1 through December 31, 2007 as listed herein, TWCC will continue performing preventative maintenance consistent with Prudent Mining Practices on all equipment, whether such equipment is owned by TWCC, owned by NRG, or leased.
Forecasted Equipment Component Replacement
September 1, 2007- December 31, 2007

EQUIPMENT #	MODEL	COMPONENT
BH0011	CAT5130B	STRN L/H
STRN R/H

BH0007	HITACHI EX 1100	FDRV L/H
FDRV R/H
STRN L/H

BH0008	HITACHI EX 1100	STRN L/H STRN R/H

BH0012	CAT 5110	FDRV R/H

DZ0814	CAT 834B	FDRV L/F
FDRV L/R
FDRV R/F
FDRV R/R

MG0005	CAT16G	DIFF
FDRV R/H

MG0008	CAT 16H	FDRV L/H

MG0009	CAT 16H	DIFF

HL0001	EUCLID CH120	DIFF

HL0002	EUCLID CH120	DIFF
FDRV L/H
TRNS

Forecasted Equipment Component Replacement
September 1, 2007- December 31, 2007
(continued)

EQUIPMENT #	MODEL	COMPONENT
HL0003	EUCLID CH120	FDRV R/H

HL0004	EUCLID CH120	FDRV R/H

HL0005	EUCLID CH120	TRNS

HL0007	EUCLID CH120	FDRV L/H

HL0008	EUCLID CH120	FDRV L/H
HTCH
TRNS

HL0010	EUCLID CH120	FDRV R/H

HL0015	RIMPULL CW180	HTCH

HL0016	RIMPULL CW180	HTCH

HL0017	RIMPULL CW180	DIFF
HTCH

SC0503	CAT 657E	DIFF-R
FDRV L/F
FDRV L/R
FDRV R/F
FDRV R/R

LD0007	CAT 992D	FDRV L/F
FDRV L/R
FDRV R/F
FDRV L/F

ED0011	CAT 785C	DIFF

ED0013	CAT 785C	DIFF

ED0015	CAT 777D	TCNV

Forecasted Equipment Component Replacement
September 1, 2007- December 31, 2007

EQUIPMENT #	MODEL	COMPONENT
ED0016	CAT 777D	DIFF

ED0017	CAT 777D	DIFF
TCNV

WW003	CAT631E	FDRV L/H
FDRV R/H

Component Legend

DIFF	= Differential	L/F	= Left Front
FDRV	= Final Drive	L/R	= Left Rear
HTCH	= Hitch	R/F	= Right Front
STRN	= Steering Clutch	R/R	= Right Rear
TCNV	= Torque Converter	L/H	= Left Hand
TRNS	= Transmission	R/H	= Right Hand

EXHIBIT 20
Reclamation
The following provisions of the Settlement Agreement are restated herein and defined terms used herein shall have the meanings set forth in the Settlement Agreement:
“G. RECLAMATION
     1. REI currently posts a corporate guarantee of NWR’s reclamation bond filed with the Railroad Commission of Texas (“RCT”) to secure NWR’s obligation to complete Final Reclamation of the Jewett Mine. As long as the cost to REI does not change and the conditions imposed by the RCT as a condition of self-bonding do not change materially, REI will continue to provide such corporate guaranty in compliance with the rules of the RCT for all renewals and amendments of the surface mining permit until NWR has been fully released from all reclamation obligations related to the Jewett Mine. Currently, REI incurs no direct cost in providing the corporate guarantee. (REI has some internal cost in processing and recording the guaranty). In the future, if REI incurs additional costs directly as a result of providing the corporate guarantee, NWR will pay those costs.
     2. Final reclamation of the Jewett Mine at the end of its useful life is considered a sunk cost and these expenditures will be accounted for separately during the Post-Transition Period. The Parties shall agree on final reclamation costs and REI will be responsible for the cost of all final reclamation. NWR shall pay all current reclamation costs (contemporaneous reclamation activities required under Section 816.383 of the Texas Surface Coal Mining regulations (or any successor provisions)) during the Post-Transition Period, including all reclamation costs associated with closing any mine area depleted prior to the end of the Jewett Mine’s useful life. NWR shall use good mining practices during the Post-Transition Period to insure that only a reasonable and appropriate amount of reclamation remains at the end of the useful life of the Jewett Mine and shall bear the cost of its failure to comply with this provision.”
Exhibit 20 — Page 1